UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report October 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAARX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	NAADX	NIPCX	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	FSHYX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. How efficiently the financial markets process the confluence of rising borrowing costs, softer commodity prices, stubbornly low U.S. inflation, and a strong U.S. dollar, against a backdrop of anemic global economic growth, remains to be seen.

Nevertheless, the global recovery continues to be led by the United States. Policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown. With sentiment regarding China growing increasingly bearish and the Fed now working toward normalizing its interest-rate policy, the actions of the world’s central banks remain under intense scrutiny.

In the meantime, asset prices could continue to churn as risks both known and unknown begin to emerge. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen All-American Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. John Miller, CFA, and Doug White, CFA, manage the Nuveen All-American Municipal Bond Fund. John began managing the Fund in 2010 and Doug joined him as co-manager of the Fund in 2011. Dan Close, CFA, and Doug Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Chris Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers discussed key investment strategies and the Funds’ performance for the six-month period ended October 31, 2015.

How did the Funds perform during the six-month reporting period ended October 31, 2015?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable six-month, one-year, five-year, ten-year and since-inception periods ended October 31, 2015. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared to the performance of a corresponding market index and Lipper classification average.

Nuveen All-American Municipal Bond Fund

For the six months ended October 31, 2015, the Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV trailed the S&P Municipal Bond Index but outpaced the Lipper General & Insured Municipal Debt Funds Classification Average.

Duration positioning detracted modestly from the Fund’s performance relative to the benchmark. In light of our view that somewhat mixed U.S. economic data could lead the U.S. Federal Reserve (Fed) to raise short-term interest rates more slowly than anticipated, we decided to modestly increase the Fund’s duration. Although we saw this as a prudent move for the longer-term, the increased duration hampered results over the six-month reporting period, as rates increased on longer bonds, including some newly added positions.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

The Fund’s credit quality positioning was helpful overall. The Fund benefited from overweighting bonds with credit ratings of A and below. These bonds performed well as credit spreads narrowed, meaning investors were willing to take on more credit risk in exchange for income. We were, however, significantly underweighted in the AA rating tier, and as these bonds outperformed the market, our more limited exposure to the category was negative. Meanwhile, sector positioning added value on balance, with an overweighting in strong performing tobacco bonds contributing the most in relative terms. Elevated exposure to transportation securities, especially tollroad and airport issues, boosted results, as did our limited weighting in the dedicated-tax and state general obligation (GO) bond categories.

Tempering those results was our overweighting in corporate-backed industrial development revenue bonds, which trailed the market in light of slower-than-anticipated U.S. economic growth and weak commodity prices. Our underweightings in public power and water/sewer bonds also detracted, given those categories’ relative outperformance this reporting period. Of final note, our allocation to tender-option bonds, or inverse floating rate securities, added to relative performance. As long-term interest rates rose, the relatively high income generated by these holdings more than offset their modestly lower prices.

Nuveen Inflation Protected Municipal Bond Fund

For the six months ended October 31, 2015, the Nuveen Inflation Protected Municipal Bond Fund’s Class A Shares at NAV trailed the Barclays 1–10 Year Municipal Bond Index as well as the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s performance is shaped by its two portfolio components: intermediate duration municipal bonds and inflation-linked swaps, the latter of which are designed to hedge the Fund against changes in inflation expectations, which can influence municipal bond prices. For this reporting period, the Fund’s municipal bond portfolio outperformed the benchmark, while its inflation-protection component was a meaningful detractor from relative performance.

The Fund’s municipal bond portfolio benefited from favorable duration and yield curve positioning. Longer dated issues generally outperformed their shorter dated counterparts. Accordingly, our relative underweighting in bonds with durations between zero and four years helped as this yield curve segment lagged, while our overweighting in the market’s outperforming six- to ten-year segment proved beneficial.

Sector positioning also contributed, especially overweighting transportation bonds in light of their relative outperformance. We also benefited from increased exposure to special-tax revenue bonds, another category that fared better than the market overall.

Among the Fund’s longer dated holdings, which benefited disproportionately from market conditions, our positions in tobacco bonds were particularly helpful performers. In contrast, our holdings in bonds affiliated with credit challenged Chicago lost value. The Fund’s credit quality positioning, especially exposure to BBB rated bonds, also hampered results.

As we mentioned, the Fund’s inflation-linked swaps materially detracted from performance. These positions accomplished their objective of hedging against fluctuations in inflation expectations and realized inflation. As expectations for future inflation declined during the reporting period, the value of the swaps dropped accordingly.

Nuveen Intermediate Duration Municipal Bond Fund

For the six months ended October 31, 2015, the Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV modestly trailed the S&P Municipal Bond Intermediate Index but outperformed the Lipper Intermediate Municipal Debt Funds Classification Average.

It was a difficult environment in which to generate relative outperformance, given low yields and limited movement in interest rates and credit spreads. Accordingly, the Fund saw little capital appreciation during this reporting period, with most of the performance generated by our bond holdings’ income stream.

The portfolio’s duration remained positioned neutrally to the benchmark, meaning that interest rate positioning did not materially affect the Fund’s relative performance. Meanwhile, from the standpoint of credit quality, our overweighting in A rated bonds added value, given that category’s outperformance, while our exposure to BBB rated bonds hampered results.

6	Nuveen Investments

The Fund was hampered by exposure to various bonds of issuers experiencing credit challenges. This included bonds affiliated with the State of New Jersey, these bonds lagged the overall market. We also had small exposure to Illinois debt, which struggled in relative terms in light of the state’s financial difficulties. In both cases, we saw good long-term value and continued to own the bonds’ despite their near-term challenges.

On the positive side, our holdings in tobacco-securitization bonds proved helpful, as their issuers benefited from favorable legal and financial developments in the industry. Also, several holdings in the Fund were advance refunded, which resulted in higher bond prices as the securities’ underlying credit quality improved.

Nuveen Limited Term Municipal Bond Fund

For the six months ended October 31, 2015, the Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short Intermediate Index but outperformed the Lipper Short-Intermediate Municipal Debt Funds Classification Average. As with the Nuveen Intermediate Duration Municipal Bond Fund, the Fund’s results were shaped largely by the income generated by our bond holdings, rather than by capital appreciation.

By keeping the Fund’s duration roughly neutral to the benchmark, our interest rate positioning had little meaningful impact on relative performance. From the standpoint of credit quality positioning, our allocation to lower rated issues proved helpful, given that category’s outperformance, while exposure to lagging higher grade bonds hampered results on a relative basis.

The Fund benefited from overweightings in various outperforming sectors, including health care, tobacco and higher education. Tempering these positive results, however, was the Fund’s small allocation to bonds issued by states and municipalities facing credit challenges. In particular, we owned State of New Jersey bonds and GO debt of the State of Illinois. Although both security types lagged, we continued to maintain our positions at period end; despite our expectation for near-term volatility, we believed they could provide value for shareholders over the long term.

Nuveen Short Term Municipal Bond Fund

For the six months ended October 31, 2015, the Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV trailed the S&P Municipal Bond Short Index but outperformed the Lipper Short Municipal Debt Funds Classification Average.

During the reporting period, yields on very short dated, high quality bonds were unchanged, while bonds at the longer end of the short-term municipal bond universe, specifically those with maturities of three to five years, saw a modest decrease in their yields, which tended to help their performance. In this environment, our overall portfolio duration and yield curve positioning had a mixed performance impact, with exposure to the shortest bonds in the marketplace essentially offset by the Fund’s allocation to bonds with maturities exceeding four years.

Credit quality positioning aided overall performance especially our overweighting in lower rated bonds. We benefited from our increased exposure to the A rated tier of the market, while the income component of our BBB rated positions added enough value to compensate for their slight credit spread widening.

Sector exposure modestly added to relative performance. In particular, the Fund’s overweighting in the strong performing health care sector contributed to results. A significant underweighting in advance refunded bonds also helped in light of these securities’ subdued returns.

What strategies were used to manage the Funds during the six-month reporting period ended October 31, 2015

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Nuveen All-American Municipal Bond Fund

As mentioned earlier, we gradually and consistently increased the Fund’s duration throughout the reporting period, consistent with our expectation for solid economic growth coupled with subdued inflation and a slow pace of interest rate increases from the Fed. To accomplish our duration goals, we favored longer dated bonds for purchase, especially issues with maturity dates around 30 years, which enabled us to achieve our desired positioning as well as capture value we identified in the marketplace.

New acquisitions took place across various sectors and included a focus on the health care sector. We also bought tollroad and airport bonds, which we believed had the potential to benefit from continued economic improvement and we further added exposure to utility, charter school and higher education bonds.

To finance these and other new purchases, we primarily used the proceeds of bond calls and new shareholder investments. We also sold certain bonds when we received what we saw as attractive offers and when the sales allowed us to achieve our overall management objectives. Of final note, the Fund maintained little or no exposure to certain bond issuers that continued to garner headlines for their financial difficulties. As of period end, the Fund had no exposure to bonds associated with the U.S. territory of Puerto Rico. Also, we did not own any GO debt of the city of Detroit, although we did maintain a small position in a Detroit water/sewer bond backed by an AA rated municipal bond insurer. We also lacked any holdings in GO debt of the city of Chicago and we had minimal exposure to Illinois State GOs (approximately 1% of the portfolio as of period end).

Nuveen Inflation Protected Municipal Bond Fund

The Fund encountered investment outflows during the reporting period. Accordingly, our management focus centered on productively managing these outflows, so that we could maintain our desired portfolio positioning. We were successful in keeping the Fund’s duration and average maturity relatively consistent. Both declined only modestly during the reporting period. The Fund’s existing credit quality also remained generally stable.

To meet redemptions, we sold certain AAA rated bonds whose performance prospects and structural characteristics we found less compelling and whose prices were benefiting from strong investor demand. We also liquidated certain Illinois bonds. Coming into the period, 12.2% of the Fund’s total investments were held in Illinois-affiliated securities, making it our largest state exposure. At period end, the Fund’s exposure to Illinois bonds was approximately 7.8% of the portfolio, with an emphasis on those securities we believed provided a favorable risk/reward tradeoff for shareholders.

The Fund’s exposure to inflation-linked swaps decreased during the reporting period. These inflation-linked swaps trade over-the-counter, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions to post as collateral against these positions.

The Fund also invested in credit default swap contracts to manage credit risk. These swap contracts were unwound prior to the end of the reporting period. The use of credit default swaps had a negligible impact on the Fund’s performance.

Nuveen Intermediate Duration Municipal Bond Fund

Coming into the reporting period, we were comfortable with the portfolio’s basic positioning and made relatively few changes to its structural characteristics. For example, we kept the Fund’s duration essentially neutral to the benchmark, given the potential for higher long-term interest rates. We also maintained a relatively consistent credit quality stance.

Our focus during this reporting period was on day-to-day tactical management, as we sought to take advantage of periodic opportunities in the municipal bond marketplace. We focused new purchases on individual bonds that met our standards for credit quality and that we believed could provide long-term value for our shareholders.

Many of the bonds we added had maturities of 15 years and longer. In addition to finding this part of the intermediate bond universe relatively attractive, focusing on this segment of the yield curve better enabled us to maintain our desired duration positioning.

With new purchases, we increased exposure to the transportation sector, specifically airport and tollroad bonds that we believed could benefit from continued economic improvement and increased demand. We purchased bonds issued for airports in Dallas,

8	Nuveen Investments

Wayne County (Detroit Metro Airport), Chicago and Ft. Lauderdale, while we also added debt issued for the Pennsylvania Turnpike. We also added water/sewer bonds that we believed would be attractive additions to the portfolio. To finance these and our other new purchases, we used the proceeds generated from bond maturities. We also periodically sold bonds, especially higher quality issues selling for attractive prices due to elevated demand on the part of individual investors.

Nuveen Limited Term Municipal Bond Fund

We were successful in our goal of maintaining a consistent duration for the portfolio, as we believed the portfolio was already well positioned coming into the reporting period. The Fund’s credit quality stance also stayed generally consistent, with a small increase in our exposure to bonds rated BBB, the lowest tier of the investment grade municipal bond universe. During the reporting period, we were successful in finding several attractive opportunities in this part of the market that enabled us to meet our management objectives.

New purchases included a variety of health care issues. Also, we saw opportunities to purchase a variety of shorter-dated bonds issued by utility companies, many of which have been active in refinancing their outstanding debt.

To pay for these and other purchases, we sold a variety of higher quality tax-supported bonds that we believed offered less promising performance potential than the lower rated securities we were able to add and reinvested various bond maturity proceeds. New investment inflows also provided us with proceeds that we were able to reinvest.

Nuveen Short Term Municipal Bond Fund

The Fund’s structure remained relatively consistent with prior reporting periods. We continued to maintain the Fund’s duration positioning slightly longer than the index. Meanwhile, exposure to highly rated bonds with credit ratings of AAA and AA only slightly increased, while the Fund’s allocation to A rated and BBB rated bonds modestly declined. These changes in the Fund’s credit quality resulted more from bond maturities and our decision to buy certain high grade bonds that we thought provided good value at the time as opposed to a change in our longer-term focus.

Notwithstanding the preceding shorter-term tactical considerations, our long-term strategy involved continuing to overweight higher yielding, lower rated credits, which offered a better combination of income and price characteristics as the bonds approached their maturity dates. We favored lower and below investment grade credits that met our quality and income criteria and offered what we saw as a good risk/reward tradeoff for shareholders. At the end of the reporting period, more than half of the portfolio was invested in bonds with credit ratings of A and below.

Most of our bond purchases were financed with the proceeds of bond maturities. Although we were not frequent sellers of bonds, when we did sell, we typically liquidated shorter-maturity debt with both low absolute and embedded yields with an eye toward improving the income stream which supports the Fund’s dividend.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island’s debt burden debt may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.

Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, these Funds had no exposure to Puerto Rico debt.

Nuveen Investments	9

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

10	Nuveen Investments

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of October 31, 2015, each Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.46%	3.46%	5.66%	5.27%
Class A Shares at maximum Offering Price	(2.83)%	(0.90)%	4.76%	4.81%
S&P Municipal Bond Index	1.58%	2.87%	4.41%	4.69%
Lipper General & Insured Municipal Debt Funds Classification Average	1.26%	2.48%	4.25%	4.09%

Class C2 Shares	1.12%	2.85%	5.09%	4.69%
Class I Shares	1.57%	3.67%	5.85%	5.45%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.98%	2.58%	6.18%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.62%	4.22%	5.55%	5.14%
Class A Shares at maximum Offering Price	(3.60)%	(0.13)%	4.65%	4.69%
Class C2 Shares	0.36%	3.60%	4.98%	4.57%
Class I Shares	0.73%	4.43%	5.76%	5.34%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.23%	3.42%	6.35%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

14	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.70%	1.50%	1.25%	0.50%

Effective Leverage Ratio as of October 31, 2015

Effective Leverage Ratio	3.89%

Nuveen Investments	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(0.63)%	(1.79)%	3.55%
Class A Shares at maximum Offering Price	(3.62)%	(4.74)%	2.87%
Barclays 1-10 Year Municipal Bond Index	1.44%	2.17%	3.56%
Lipper Intermediate Municipal Debt Funds Classification Average	0.99%	1.41%	3.91%

Class C Shares	(1.06)%	(2.54)%	0.59%
Class C2 Shares	(0.92)%	(2.35)%	2.97%
Class I Shares	(0.55)%	(1.63)%	3.74%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(1.03)%	(2.83)%	3.37%
Class A Shares at maximum Offering Price	(4.00)%	(5.74)%	2.68%
Class C Shares	(1.45)%	(3.56)%	0.01%
Class C2 Shares	(1.31)%	(3.29)%	2.81%
Class I Shares	(0.94)%	(2.57)%	3.58%

Since inception returns for Class A, Class C2 and Class I Shares, and the index and Lipper average are from 3/08/11. Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	1.00%	1.81%	1.55%	0.79%
Net Expense Ratios	0.77%	1.57%	1.32%	0.57%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Effective Leverage Ratio as of October 31, 2015

Effective Leverage Ratio	0.00%

Nuveen Investments	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.41%	2.39%	3.60%	3.96%
Class A Shares at maximum Offering Price	(1.68)%	(0.72)%	2.98%	3.64%
S&P Municipal Bond Intermediate Index	1.67%	2.79%	4.13%	4.90%
Lipper Intermediate Municipal Debt Funds Classification Average	0.99%	1.41%	3.16%	3.67%

Class C2 Shares	1.15%	1.86%	3.05%	3.39%
Class I Shares	1.40%	2.59%	3.80%	4.15%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.02%	1.60%	3.29%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.54%	2.63%	3.50%	3.85%
Class A Shares at maximum Offering Price	(2.51)%	(0.50)%	2.88%	3.54%
Class C2 Shares	0.28%	1.98%	2.93%	3.28%
Class I Shares	0.64%	2.71%	3.70%	4.05%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.15%	1.72%	3.22%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.69%	1.49%	1.24%	0.49%

Effective Leverage Ratio as of October 31, 2015

Effective Leverage Ratio	1.06%

Nuveen Investments	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.02%	1.40%	2.34%	3.25%
Class A Shares at maximum Offering Price	(1.47)%	(1.17)%	1.83%	2.99%
S&P Municipal Bond Short-Intermediate Index	1.25%	1.81%	2.56%	3.77%
Lipper Short-Intermediate Municipal Debt Funds Classification Average	0.64%	0.82%	1.97%	2.89%

Class C2 Shares	0.83%	1.02%	1.98%	2.89%
Class I Shares	1.10%	1.57%	2.56%	3.46%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.63%	0.75%	1.34%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.56%	1.32%	2.26%	3.17%
Class A Shares at maximum Offering Price	(1.99)%	(1.25)%	1.75%	2.91%
Class C2 Shares	0.28%	0.94%	1.90%	2.81%
Class I Shares	0.65%	1.49%	2.48%	3.37%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.20%	0.69%	1.25%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.64%	1.43%	0.99%	0.44%

Effective Leverage Ratio as of October 31, 2015

Effective Leverage Ratio	0.00%

Nuveen Investments	21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.55%	0.52%	1.56%	2.43%
Class A Shares at maximum Offering Price	(1.98)%	(1.99)%	1.04%	2.18%
S&P Municipal Bond Short Index	0.80%	1.00%	1.37%	2.71%
Lipper Short Municipal Debt Funds Classification Average	0.36%	0.39%	1.00%	1.93%

Class I Shares	0.73%	0.79%	1.76%	2.61%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.33%	0.22%	0.37%
Class C2 Shares	0.37%	0.16%	0.98%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.45%	0.52%	1.53%	2.41%
Class A Shares at maximum Offering Price	(2.07)%	(1.99)%	1.02%	2.15%
Class I Shares	0.44%	0.70%	1.73%	2.57%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.17%	0.16%	0.32%
Class C2 Shares	0.17%	0.06%	0.97%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 8/31/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

22	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.71%	1.50%	1.06%	0.50%

Effective Leverage Ratio as of October 31, 2015

Effective Leverage Ratio	0.00%

Nuveen Investments	23

Yields as of October 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.54%	2.92%	3.18%	3.89%
SEC 30-Day Yield	2.17%	1.47%	1.73%	2.47%
Taxable-Equivalent Yield (28.0%)[2]	3.01%	2.04%	2.40%	3.43%

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.46%	1.67%	1.96%	2.70%
SEC 30-Day Yield-Subsidized	1.85%	1.12%	1.37%	2.11%
SEC 30-Day Yield-Unsubsidized	1.52%	0.78%	1.03%	1.77%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	2.57%	1.56%	1.90%	2.93%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	2.11%	1.08%	1.43%	2.46%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.71%	2.02%	2.27%	2.99%
SEC 30-Day Yield-Subsidized	1.60%	0.85%	1.11%	1.85%
SEC 30-Day Yield-Unsubsidized	1.60%	0.85%	1.11%	1.85%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	2.22%	1.18%	1.54%	2.57%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	2.22%	1.18%	1.54%	2.57%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

24	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.79%	1.03%	1.46%	2.01%
SEC 30-Day Yield	0.90%	0.14%	0.58%	1.12%
Taxable-Equivalent Yield (28.0%)[2]	1.25%	0.19%	0.81%	1.56%

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	0.87%	0.12%	0.53%	1.07%
SEC 30-Day Yield	0.45%	0.12%	(0.32)%	0.66%
Taxable-Equivalent Yield (28.0%)[2]	0.63%	0.17%	(0.44)%	0.92%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

Nuveen Investments	25

Holding

Summaries as of October 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	95.4%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.4%
Floating Rate Obligations	(0.3)%
Other Assets Less Liabilities	4.5%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	17.8%
AA	27.7%
A	20.4%
BBB	17.2%
BB or Lower	8.1%
N/R (not rated)	8.8%
Total	100%

Portfolio Composition

(% of total investments)

Health Care	15.7%
Transportation	12.9%
Tax Obligation/Limited	12.2%
Tax Obligation/General	11.7%
Education and Civic Organizations	11.5%
Utilities	9.3%
U.S. Guaranteed	9.0%
Long-Term Care	5.0%
Other	12.7%
Total	100%

States and Territories

(% of total municipal bonds)

Texas	12.5%
Illinois	9.9%
California	9.5%
Florida	6.6%
Colorado	4.8%
New York	4.6%
Pennsylvania	4.4%
Wisconsin	4.1%
Ohio	3.8%
Indiana	3.5%
Arizona	3.4%
Washington	2.9%
Louisiana	2.6%
Georgia	2.1%
Missouri	2.0%
Michigan	2.0%
Minnesota	1.7%
Other	19.6%
Total	100%

26	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	106.9%
Other Assets Less Liabilities	(6.9)%
Net Assets	100%

Bond Credit Quality

(% of total investments)1

AAA/U.S. Guaranteed	2.8%
AA	37.6%
A	31.5%
BBB	14.6%
BB or Lower	4.8%
N/R (not rated)	8.7%
Total	100%

Portfolio Composition

(% of total investments)1

Tax Obligation/Limited	33.6%
Transportation	24.7%
Tax Obligation/General	11.7%
Health Care	7.6%
Utilities	6.6%
Education and Civic Organizations	5.5%
Other	10.3%
Total	100%

States and Territories

(% of total municipal bonds)

Colorado	12.8%
California	12.4%
Illinois	7.8%
Louisiana	6.5%
Georgia	4.4%
Ohio	4.1%
New York	4.1%
Texas	3.9%
Indiana	3.4%
Kansas	3.1%
Wisconsin	3.0%
Michigan	3.0%
Pennsylvania	2.8%
Iowa	2.8%
Kentucky	2.6%
Missouri	2.5%
Oregon	2.5%
Other	18.3%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	27

Holding Summaries as of October 31, 2015 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.8%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.3%
Other Assets Less Liabilities	1.9%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.6%
AA	38.4%
A	30.6%
BBB	12.8%
BB or Lower	3.3%
N/R (not rated)	1.3%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	22.1%
Tax Obligation/General	18.6%
Health Care	17.5%
Transportation	11.7%
U.S. Guaranteed	9.1%
Utilities	8.2%
Other	12.8%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	10.4%
Texas	10.1%
California	7.7%
Florida	7.1%
New York	5.3%
New Jersey	4.9%
Pennsylvania	4.0%
Wisconsin	3.9%
Ohio	3.8%
Arizona	3.7%
Nevada	3.1%
Indiana	3.0%
Michigan	2.9%
Colorado	2.4%
Kentucky	1.9%
Louisiana	1.9%
Missouri	1.8%
Massachusetts	1.8%
Georgia	1.6%
Other	18.7%
Total	100%

28	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.5%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.9%
Other Assets Less Liabilities	1.6%
Net Assets	100%

Bond Credit Quality

(% of total investments exposure)

AAA/U.S. Guaranteed	15.2%
AA	42.1%
A	30.1%
BBB	9.7%
BB or Lower	2.4%
N/R (not rated)	0.5%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	23.9%
Tax Obligation/General	20.5%
Utilities	16.1%
Health Care	11.5%
Transportation	8.4%
Other	19.6%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	10.5%
New York	8.2%
Texas	6.6%
Florida	5.5%
Pennsylvania	5.4%
Indiana	4.6%
New Jersey	4.5%
Louisiana	4.3%
California	4.0%
Arizona	4.0%
Ohio	3.9%
Maryland	3.2%
Washington	2.9%
Missouri	2.3%
Georgia	2.2%
Wisconsin	2.1%
Kentucky	2.0%
Michigan	2.0%
New Mexico	1.7%
Massachusetts	1.6%
Other	18.5%
Total	100%

Nuveen Investments	29

Holding Summaries as of October 31, 2015 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.4%
Money Market Funds	0.2%
Short-Term Municipal Bonds	1.8%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Bond Credit Quality

(% of total investments exposure)

AAA/U.S. Guaranteed	5.9%
AA	41.3%
A	33.4%
BBB	14.2%
BB or Lower	0.4%
N/R (not rated)	4.6%
N/A	0.2%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	22.8%
Tax Obligation/General	17.4%
Health Care	15.8%
Transportation	13.7%
Utilities	11.3%
Education and Civic Organizations	10.2%
Other	8.6%
Money Market Funds	0.2%
Total	100%

States and Territories

(% of total municipal bonds)

New York	9.7%
Minnesota	7.7%
Illinois	5.9%
Arizona	5.7%
Florida	5.4%
California	5.2%
Missouri	5.1%
Texas	4.5%
Pennsylvania	4.2%
Indiana	4.2%
Michigan	3.5%
Colorado	3.0%
Ohio	3.0%
New Jersey	2.5%
Washington	2.5%
Louisiana	2.4%
Oklahoma	2.3%
Nebraska	1.9%
Wisconsin	1.9%
Other	19.4%
Total	100%

30	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2015.

The beginning of the period is May 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.60	$1,009.80	$1,011.20	$1,015.70
Expenses Incurred During Period	$3.54	$7.58	$6.32	$2.53
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.62	$1,017.60	$1,018.85	$1,022.62
Expenses Incurred During Period	$3.56	$7.61	$6.34	$2.54

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.70%, 1.50%, 1.25% and 0.50% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	31

Expense Examples (continued)

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$993.70	$989.40	$990.80	$994.50
Expenses Incurred During Period	$3.86	$7.85	$6.61	$2.86
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.24	$1,018.50	$1,022.27
Expenses Incurred During Period	$3.91	$7.96	$6.70	$2.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.10	$1,010.20	$1,011.50	$1,014.00
Expenses Incurred During Period	$3.49	$7.53	$6.27	$2.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.67	$1,017.65	$1,018.90	$1,022.67
Expenses Incurred During Period	$3.51	$7.56	$6.29	$2.49

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.69%, 1.49%, 1.24% and 0.49% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.20	$1,006.30	$1,008.30	$1,011.00
Expenses Incurred During Period	$3.18	$6.40	$4.95	$2.17
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.97	$1,018.75	$1,020.21	$1,022.97
Expenses Incurred During Period	$3.20	$6.44	$4.98	$2.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.63%, 1.27%, 0.98% and 0.43% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

32	Nuveen Investments

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.50	$1,003.30	$1,003.70	$1,007.30
Expenses Incurred During Period	$3.58	$6.14	$5.34	$2.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.57	$1,019.00	$1,019.81	$1,002.57
Expenses Incurred During Period	$3.61	$6.19	$5.38	$2.59

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.71%, 1.22%, 1.06% and 0.51% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	33

Nuveen All-American Municipal Bond Fund

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 95.4%

	MUNICIPAL BONDS – 95.4%

	Alabama – 0.2%

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
$1,000	5.500%, 1/01/21 – AGM Insured	1/16 at 100.00	AA	$1,005,820
1,000	5.500%, 1/01/22	1/16 at 100.00	A–	1,005,820

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	Aaa	2,191,980
4,000	Total Alabama			4,203,620

	Alaska – 0.1%

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	1/16 at 100.00	B	1,817,020

	Arizona – 3.2%

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23 (Pre-refunded 9/01/18)	9/18 at 100.00	AA– (4)	562,135

5,000	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Subordinate Series 2011A, 5.000%, 7/01/16	No Opt. Call	AA+	5,162,200

2,300	Arizona State Transportation Board, Transportation Excise Tax Revenue Bonds, Maricopa County Regional Area Road Fund, Series 2009, 5.000%, 7/01/16	No Opt. Call	AA+	2,374,612

200	Arizona State University Nanotechnology LLC, Lease Revenue Refunding Bonds, Arizona State University Project, Series 2009A, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA	219,304

250	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/17 – SYNCORA GTY Insured	7/16 at 100.00	BBB+	256,023

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Aa3 (4)	7,148,798

500	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	564,215

3,430	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	3,732,492

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2004B, 5.250%, 8/01/26	1/16 at 100.00	A1	752,858

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 4.500%, 8/01/25 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	AA– (4)	773,198

245	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	286,603

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	AA	493,904

4,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+	4,491,520

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
$1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	$2,043,080
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	7,571,760

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	1,059,500

1,000	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47	7/21 at 100.00	BB	1,061,670

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
1,885	6.000%, 7/01/33	7/20 at 102.00	BB	1,886,244
2,000	6.000%, 7/01/43	7/20 at 102.00	BB	1,936,820

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BB+	850,922

730	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	Aa2	773,004

270	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	Aa2 (4)	290,007

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	4,065,571

1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	1,074,100

300	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20	7/16 at 100.00	A–	302,178

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A–	1,178,980
7,975	5.000%, 12/01/32	No Opt. Call	A–	9,082,887
7,000	5.000%, 12/01/37	No Opt. Call	A–	7,822,220

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,093,590

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2005C, 4.550%, 7/01/21 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AAA	533,405

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	4,777,816

2,220	Scottsdale, Arizona, General Obligation Bonds, Refunding Series 2015, 4.000%, 7/01/16	No Opt. Call	AAA	2,277,320

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,848,197
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,167,750
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,191,707

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,247,100

894	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	901,447

Nuveen Investments	35

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$400	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	A–	$407,524
76,444	Total Arizona			84,262,661

	Arkansas – 0.1%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB–	542,415
1,020	6.000%, 6/01/40	6/20 at 100.00	BBB–	1,115,839
1,520	Total Arkansas			1,658,254

	California – 8.8%

2,400	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	2,199,072

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 18.001%, 4/01/34 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (4)	1,413,440

1,715	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	1,904,044

285	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	316,661

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	5,800,587

485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	541,886

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,491,971

3,380	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	3,784,992

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A+	1,179,030

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A+	1,169,040

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 20.022%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	1,128,932

20,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 3/01/16	No Opt. Call	AA–	20,328,999

8,475	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	AA–	9,177,154

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	AA–	1,618,932

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,913,456

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.414%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	2,003,652

850	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	907,290

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
$825	5.250%, 7/01/30	1/16 at 100.00	CCC	$741,972
5,300	5.250%, 7/01/35	1/16 at 100.00	CCC	4,774,611
2,000	5.000%, 7/01/39	1/16 at 100.00	CCC	1,790,300

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,106,490

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,166,918

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,166,918

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.892%, 11/15/46 (IF)	11/16 at 100.00	AA–	770,040

1,690	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	1,516,184

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	500,576

1,960	Elk Grove, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2007, 5.250%, 9/01/37	9/16 at 101.00	N/R	1,983,442

510	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	569,747

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	BBB–	742,444
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	4,530,200

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	3/16 at 100.00	A	1,395,955

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
10,050	4.500%, 6/01/27	6/17 at 100.00	B+	9,862,869
3,480	5.000%, 6/01/33	6/17 at 100.00	B	3,104,543
8,740	5.750%, 6/01/47	6/17 at 100.00	B	8,061,601

1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	1,118,040

1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,634,549

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB+ (4)	1,738,650

1,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA	1,131,340

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	621,145

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	3,334,200

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AA	1,154,590

Nuveen Investments	37

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	$1,130,520

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	3,966,760
2,500	6.500%, 11/01/39	No Opt. Call	A	3,373,500

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	1/16 at 100.00	AA– (4)	16,045,149

1,220	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	1/16 at 102.00	N/R	1,193,660

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/16 at 100.00	N/R	1,764,986

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	3,312,540

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,986,832

3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA–	3,095,198

5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	1,831,885

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured	8/36 at 100.00	AA	11,597,399

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,624,400

2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Refunding Series 2005B, 4.750%, 12/01/21 (Pre-refunded 12/01/15) – FGIC Insured	12/15 at 100.00	AA (4)	2,510,025

910	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	945,663

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,263,420

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	768,055

13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	14,209,852

9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	BBB–	10,338,471

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	8,576,232

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	537,055

2,355	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	A+	2,648,810

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,456,480

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	$625,120

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA	1,040,704

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA	225,272

945	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	957,474

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	4,906,600

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA	1,676,085

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	1,742,979
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	900,085
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	1,774,396
231,260	Total California			227,422,069

	Colorado – 4.6%

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
390	4.800%, 12/01/17	No Opt. Call	N/R	392,675
905	5.000%, 12/01/26	12/17 at 100.00	N/R	869,805

1,075	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	1,092,394

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	2,129,882

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,534,030

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	BBB	1,058,159

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	BBB	2,624,200

915	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	958,115

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA	3,330,090

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	8/19 at 100.00	N/R	1,661,490

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,370	7.000%, 6/01/42 (5)	6/22 at 100.00	N/R	1,101,973
1,375	7.125%, 6/01/47 (5)	6/22 at 100.00	N/R	1,104,840

Nuveen Investments	39

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$12,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	$13,236,624

6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	No Opt. Call	A–	6,567,631

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	798,667

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	3,030,300

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	109,026

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,432,060

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	A	1,209,604

755	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	BBB+	765,479

1,855	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,908,517

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,775,601

540	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	556,751

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,080,000

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	2,141,872

470	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	467,782

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	2,002,112

10,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2011B, 5.000%, 11/15/15 (Alternative Minimum Tax)	No Opt. Call	A+	10,020,400

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	5,483,700

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	8,844,428

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	12,133
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	228,120
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	10,533
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	12,608

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	6,707,002

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,050	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	$2,246,021

1,365	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,450,408

770	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	847,809

3,600	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,776,364

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA	2,323,910

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30	12/22 at 100.00	N/R	4,267,277

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,140	6.250%, 11/15/28	No Opt. Call	A	2,697,941
3,385	6.500%, 11/15/38	No Opt. Call	A	4,521,141

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	Baa3	1,139,318
4,265	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,804,736

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	870,958
118,320	Total Colorado			119,204,486

	Connecticut – 0.6%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB+	1,086,390

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Tender Option Bond Trust 2015-XF0247, 18.025%, 7/01/42 (IF) (6)	7/17 at 100.00	AAA	1,253,080

9,595	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/18	No Opt. Call	AA	10,771,155

818	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	946,222

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	2,305,368
14,213	Total Connecticut			16,362,215

	Delaware – 1.0%

1,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	1,040,380

7,525	Delaware State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/16	No Opt. Call	AAA	7,588,361

11,925	Delaware State, General Obligation Bonds, Series 2014, 5.000%, 3/01/16	No Opt. Call	AAA	12,122,835

5,000	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	5,738,250

135	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	1/16 at 100.00	N/R	135,108
25,585	Total Delaware			26,624,934

Nuveen Investments	41

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.2%

$4,000	District of Columbia, General Obligation Bonds, Refunding Series 2014D, 5.000%, 6/01/17	No Opt. Call	Aa1	$4,286,080

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	1,007,380
5,000	Total District of Columbia			5,293,460

	Florida – 6.4%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	335,904
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,497,340

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,328,913

1,000	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 (5)	6/22 at 100.00	D	449,910

500	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	490,035

500	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2005, 5.000%, 4/01/34 (Pre-refunded 4/01/16)	4/16 at 100.00	A– (4)	510,045

855	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	1,027,667

5,500	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	6,187,775

	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/04/40	7/25 at 100.00	A	1,486,980
1,380	5.000%, 7/04/50	7/25 at 100.00	A	1,377,640

4,710	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	AA–	5,318,909

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,146,739

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,122,390

1,265	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	1/16 at 100.00	N/R	1,265,923

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,066,265

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,044,920

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,000	5.500%, 6/15/22	No Opt. Call	N/R	1,045,610
500	6.000%, 6/15/32	No Opt. Call	N/R	508,970
1,100	6.125%, 6/15/43	No Opt. Call	N/R	1,118,139

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,314,080

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,520	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	$1,538,042

3,180	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB	3,193,738

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	Baa1	7,493,736

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,363,416
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,122,040
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,319,830

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/16 at 100.00	N/R	1,001,260

	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006:
655	5.250%, 6/01/26	6/16 at 100.00	A–	668,441
110	5.000%, 6/01/38	6/16 at 100.00	A–	111,749

	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006:
1,595	5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,640,713
265	5.000%, 6/01/38 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	272,174

1,900	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	1,988,597

2,335	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (Alternative Minimum Tax)	10/24 at 100.00	AA–	2,545,220

950	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	966,065

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	926,135
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,459,508

6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	BBB+	7,303,725

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	915,993
8,000	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	8,130,880

2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa1	2,214,040

1,585	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,812,622

12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (Alternative Minimum Tax)	10/25 at 100.00	A	13,289,378

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA	2,229,880

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (UB) (6)	6/19 at 100.00	AA	1,169,043

Nuveen Investments	43

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,900	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 4.000%, 7/01/16	No Opt. Call	AA	$1,947,367

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	24,574,109

1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,015,030

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	577,676
625	5.000%, 6/01/32	6/21 at 100.00	A–	664,838
750	5.000%, 6/01/36	6/21 at 100.00	A–	795,473
875	5.125%, 6/01/42	6/21 at 100.00	A–	931,245

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	1/16 at 100.00	N/R (4)	164,546

2,690	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36	11/16 at 100.00	A–	2,700,410

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA– (4)	2,601,221

1,790	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/16 at 100.00	BBB–	1,798,091

1,795	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,903,705

2,870	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	3,009,798

875	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	898,826

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A–	557,190

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	590,490

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	39,356

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	123,994

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	173,806

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	93,267

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (5)	5/17 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	15,305

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$125	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39	5/17 at 100.00	N/R	$117,596

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
95	5.250%, 5/01/39	5/17 at 100.00	N/R	95,219
305	6.650%, 5/01/40	5/17 at 100.00	N/R	309,011

435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (5)	5/18 at 100.00	N/R	268,765

270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (5)	5/18 at 100.00	N/R	141,151

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (5)	5/18 at 100.00	N/R	3

2,650	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	1/16 at 100.00	N/R	2,651,882

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	264,748

1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,579,485

13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	14,199,379
155,675	Total Florida			165,123,368

	Georgia – 2.0%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA (4)	2,008,420

665	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	768,760

1,340	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	1,562,936

10	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	12/15 at 100.00	A–	10,037

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	1/16 at 100.00	A–	501,880

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	495,856

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	7,902,930

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	11,660,899

20,000	Fulton County, Georgia, General Obligation Bonds, Tax Anticipation Notes Series 2015, 5.000%, 12/31/15	No Opt. Call	N/R	20,167,599

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	AA–	1,294,172

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA	1,141,010

Nuveen Investments	45

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
$955	5.000%, 3/15/22	No Opt. Call	A+	$1,108,908
1,000	5.500%, 9/15/28	No Opt. Call	A	1,209,300

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,791,628

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 (Pre-refunded 6/15/19) – AGC Insured	6/19 at 100.00	AA (4)	1,142,610
48,655	Total Georgia			52,766,945

	Guam – 0.2%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,120,215

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,177,440

1,005	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,098,023

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,882,171
5,635	Total Guam			6,277,849

	Hawaii – 0.2%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	1,723,560

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	1,123,380

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
965	8.750%, 11/15/29	11/19 at 100.00	N/R	1,203,857
1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	1,559,550
4,715	Total Hawaii			5,610,347

	Idaho – 0.5%

9,125	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	9,191,886

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	1,156,800
760	6.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	884,944

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 (Pre-refunded 7/15/16) – NPFG Insured	7/16 at 100.00	A+ (4)	1,033,100
1,065	5.000%, 7/15/24 (Pre-refunded 7/15/16) – NPFG Insured	7/16 at 100.00	A+ (4)	1,100,252
12,950	Total Idaho			13,366,982

	Illinois – 9.5%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	2,160,580

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$971	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA	$975,583

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	1,494,779
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	1,706,345

10,000	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Unlimited Tax Refunding Series 2006, 5.000%, 12/01/24	6/16 at 100.00	AAA	10,268,900

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,233,497

3,180	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	3,406,798

2,875	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	2,898,949

	Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35	2/21 at 100.00	AA	324,960
750	0.000%, 2/01/36	2/21 at 100.00	AA	226,410

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	4,612,982

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	Caa1	2,077,980

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,730,525

850	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	868,556

525	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	567,200

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
580	6.125%, 5/15/27	1/16 at 100.00	BBB–	580,841
1,290	6.125%, 5/15/27	5/20 at 100.00	BBB–	1,387,627

710	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	862,118

11,050	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB	11,108,123

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	1,093,930

2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BBB	2,381,575

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA+	1,388,708

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,067,090

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,318,394

Nuveen Investments	47

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa1	$3,739,083

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,244,060

2,545	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,928,684

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	550,825

10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	11,644,632

1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,682,721

2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,503,461

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
895	5.500%, 7/01/28	7/23 at 100.00	A–	1,030,691
3,000	6.500%, 7/01/34	7/18 at 100.00	A–	3,344,970

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	4,364,480

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
1,335	6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,594,484
1,665	6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (6)	5/19 at 100.00	Aaa	1,988,626

20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	A+	20,150

6,255	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	6,786,425

1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	1,207,312

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	10,964,340

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	1,026,880

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,693,800

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,572,578

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,669,725

2,350	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	2,360,270

3,485	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,691,033

3,895	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	3,980,184

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	$257,303

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (6)	4/16 at 100.00	AA+	4,012,960

7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,020,309

10,000	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/25	4/24 at 100.00	A–	10,855,800

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	A–	5,891,330
5,910	5.000%, 3/01/26	3/22 at 100.00	A–	6,273,938
500	5.000%, 3/01/27	3/22 at 100.00	A–	527,435

	Illinois State, General Obligation Bonds, Series 2013:
1,390	5.250%, 7/01/28	7/23 at 100.00	A–	1,494,681
1,800	5.500%, 7/01/38	7/23 at 100.00	A–	1,900,008

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AAA	5,735,000

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (7)	1/16 at 100.00	N/R	458,880

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CC	2,617,140

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36 (8)	1/16 at 100.00	D	651,674

875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB+	893,515

5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB+	5,554,764

1,225	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BBB+	1,260,023

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	6,663,880

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	3,968,800

1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	1,993,380

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	890,791

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,553,790
3,000	6.250%, 6/01/24	6/16 at 100.00	A	3,102,000

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,591,915

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,037,250

Nuveen Investments	49

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2013A:
$10,000	4.000%, 4/01/30	4/23 at 100.00	AA–	$10,377,000
5,000	4.000%, 4/01/32	4/23 at 100.00	AA–	5,109,450

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	8,414,968
237,602	Total Illinois			245,439,848

	Indiana – 3.3%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/17 at 100.00	BB+	406,734

	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.125%, 8/01/29 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	1,035,820
500	5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	518,380

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,325	5.250%, 10/15/18	No Opt. Call	A	3,688,556
5,215	5.250%, 10/15/20	No Opt. Call	A	6,019,205

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
3,420	7.000%, 7/01/33	7/23 at 100.00	BB–	3,721,541
6,465	7.250%, 7/01/43	7/23 at 100.00	BB–	7,075,684

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
2,280	7.000%, 7/01/33	7/23 at 100.00	BB–	2,481,028
5,240	7.250%, 7/01/43	7/23 at 100.00	BB–	5,769,135

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	B–	1,350,062

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	BBB–	1,045,740

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,303,990

9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	9,521,100

5,115	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,412,284

1,370	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,427,129

1,460	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R (4)	1,557,878

4,130	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	4,292,433

345	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	357,103

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	3,958,430

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	$3,132,600

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Baa2	1,635,937
1,400	5.000%, 4/01/27	4/22 at 100.00	Baa2	1,489,950
1,560	5.000%, 4/01/29	4/22 at 100.00	Baa2	1,644,334

	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006:
1,000	5.000%, 7/15/23 (Pre-refunded 7/15/16)	7/16 at 100.00	A (4)	1,033,160
775	5.000%, 1/15/27 (Pre-refunded 7/15/16)	7/16 at 100.00	A (4)	800,699

6,380	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	7,781,814

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	5,976,800
78,835	Total Indiana			86,437,526

	Iowa – 0.4%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	2,457,159

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	559,470

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,513,348

3,510	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	3,777,287

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,091,820
8,775	Total Iowa			9,399,084

	Kansas – 0.4%

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	AAA	558,635

4,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	Aa2	5,180,503

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	2,015,260

2,335	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,356,459

1,155	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,257,194
10,530	Total Kansas			11,368,051

	Kentucky – 1.1%

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	BBB+	2,859,950
2,015	6.000%, 6/01/30	6/20 at 100.00	BBB+	2,291,115

Nuveen Investments	51

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	A+	$1,640,790

5,655	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	BBB+	6,139,747

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
2,685	4.000%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	2,898,833
2,750	5.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	A+	3,122,928

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,574,022

1,600	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	1,756,144

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	5,754,250
25,110	Total Kentucky			28,037,779

	Louisiana – 2.5%

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	3,704,750

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	1,084,970

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
5,000	6.750%, 12/15/37 (5)	12/17 at 100.00	N/R	3,217,850
800	6.000%, 12/15/37 (5)	1/16 at 100.00	N/R	439,728

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	35,728

27,900	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	31,064,138

3,640	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 4.000%, 7/01/39	7/25 at 100.00	A+	3,667,482

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,112,380

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,287,720

675	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	721,501

1,085	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	1,133,868

415	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	445,108

2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	Baa1	2,172,729

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	$10,224,700

375	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	410,280

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	3,090,780
62,590	Total Louisiana			64,813,712

	Maine – 0.7%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	2,270,960
10,390	6.750%, 7/01/41	7/21 at 100.00	BBB–	11,780,804

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,837,211

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	514,906
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,108,970
15,515	Total Maine			17,512,851

	Maryland – 0.7%

1,000	Baltimore County, Maryland, General Obligation Bonds, Refunding Metropolitan District Series 2009, 5.000%, 8/01/16	No Opt. Call	AAA	1,036,070

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,072,124
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	1,786,873

1,000	Harford County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 5.000%, 7/01/17	No Opt. Call	AAA	1,075,240

9,445	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Issue Series 2015, 5.000%, 6/01/22	No Opt. Call	AAA	11,440,444

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–	1,041,430
15,245	Total Maryland			17,452,181

	Massachusetts – 1.3%

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	4,496,378

8,350	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	8,373,547

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB–	1,142,795

525	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	AA	565,593

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 13.544%, 7/01/29 (IF)	7/19 at 100.00	AA	9,066,799

Nuveen Investments	53

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (5)	1/18 at 100.00	N/R	$11,515

4,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	5,084,807

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	1,262,596
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	701,421

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.574%, 8/01/38 (IF)	8/19 at 100.00	AAA	3,232,014
34,470	Total Massachusetts			33,937,465

	Michigan – 1.9%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	9,417,126

5,595	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	1/16 at 100.00	AA–	5,671,987

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA	892,720

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA	8,327,639

2,080	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	A–	2,186,434

725	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	751,550

	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
545	6.000%, 10/01/21	No Opt. Call	BB–	547,987
500	7.000%, 10/01/31	10/21 at 100.00	BB–	507,245
1,000	7.000%, 10/01/36	10/21 at 100.00	BB–	1,009,640

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,634,832

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,251,850

1,310	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,311,886

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa2	859,268
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa2	2,235,060

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A–	572,755
1,480	5.750%, 11/15/39	11/19 at 100.00	A–	1,680,880

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA	1,706,368

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$375	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	$393,694

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/20	No Opt. Call	A1	1,384,560

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	7,204,247
49,100	Total Michigan			49,547,728

	Minnesota – 1.6%

	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	252,285
675	5.250%, 1/01/46	1/23 at 100.00	N/R	675,149

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	1,059,930

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,058,600

2,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A, 5.000%, 11/15/44	11/25 at 100.00	A+	2,211,960

	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,487,050
3,000	6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,509,490

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,035,610

14,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	14,094,275

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015:
2,500	5.000%, 11/15/27	11/25 at 100.00	BBB–	2,811,250
1,750	5.250%, 11/15/28	11/20 at 100.00	BBB–	1,928,308
535	5.250%, 11/15/35	11/20 at 100.00	BBB–	575,232
235	5.000%, 11/15/44	11/25 at 100.00	BBB–	255,389

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,425,360

3,750	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	4,191,675
39,760	Total Minnesota			41,571,563

	Mississippi – 0.2%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,646,900

	Missouri – 2.0%

3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,957,171

Nuveen Investments	55

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$380	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	$377,686

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,753,655

13,335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	No Opt. Call	AA	13,477,417

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	1,369,463

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 2015-XF0046, 13.548%, 5/15/17 (IF)	No Opt. Call	AAA	6,148,301

2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A–	2,614,185

2,000	Saint Louis County School District C2 Parkway, Missouri, General Obligation Bonds, Series 2015A, 5.000%, 3/01/16	No Opt. Call	AAA	2,032,740

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	2,608,650
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	3,452,680
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	2,939,750
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	3,132,220
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	2,556,960
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	811,280

1,564	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/16 at 100.00	N/R	1,506,930

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,100,368
65,576	Total Missouri			50,839,456

	Montana – 0.1%

2,500	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A, 6.125%, 5/15/36	5/16 at 100.00	N/R	2,564,625

	Nebraska – 1.1%

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,318,880

11,930	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	Aa3	13,599,125

	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
1,740	5.000%, 11/01/45	11/25 at 100.00	A–	1,884,524
1,095	4.250%, 11/01/45	11/25 at 100.00	A–	1,098,099

2,000	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36	11/25 at 100.00	A–	2,007,320

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015:
1,000	4.000%, 12/15/33	12/24 at 100.00	AA–	1,057,970
1,710	4.000%, 12/15/34	12/24 at 100.00	AA–	1,799,467

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20 (Pre-refunded 1/01/18)	1/18 at 100.00	A1 (4)	$3,003,825
26,225	Total Nebraska			28,769,210

	Nevada – 0.5%

90	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Senior Lien Series 2006A, 4.750%, 9/01/36 – FGIC Insured (Alternative Minimum Tax)	9/16 at 100.00	A	90,530

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	2,237,120

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23	6/19 at 100.00	BBB	2,260,040
1,500	8.000%, 6/15/30	6/19 at 100.00	BBB	1,703,895

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,804,350

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
145	4.000%, 6/01/19	No Opt. Call	N/R	148,911
125	4.000%, 6/01/20	No Opt. Call	N/R	128,180
920	4.000%, 6/01/21	No Opt. Call	N/R	938,602
415	5.000%, 6/01/23	No Opt. Call	N/R	446,046
200	4.250%, 6/01/24	6/23 at 103.00	N/R	203,368

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
525	6.500%, 9/01/20	9/18 at 100.00	N/R	562,097
1,325	6.750%, 9/01/27	9/18 at 100.00	N/R	1,386,321

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	464,259
12,155	Total Nevada			13,373,719

	New Hampshire – 0.3%

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	A–	3,588,270

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.276%, 6/01/39 (IF) (6)	6/19 at 100.00	AA+	4,545,168
6,805	Total New Hampshire			8,133,438

	New Jersey – 1.6%

4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	5,094,316

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A2	1,622,693

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	1/16 at 100.00	AA–	1,800,454
1,775	5.000%, 7/01/23 – NPFG Insured	1/16 at 100.00	AA–	1,800,454

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/16 at 100.00	BB–	1,091,520
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	1,798,748

Nuveen Investments	57

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$2,165	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	$2,411,702

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	930,407

2,015	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.250%, 12/01/18, (ETM)	No Opt. Call	N/R (4)	2,335,445

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	733,782

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.917%, 6/01/30 (IF) (6)	6/19 at 100.00	AA	1,873,966

3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,903,377

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	A3	1,142,110

3,470	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A	4,035,714

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,288,260

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
5,805	4.625%, 6/01/26	6/17 at 100.00	B+	5,683,966
2,000	4.750%, 6/01/34	6/17 at 100.00	B–	1,621,720
36,445	Total New Jersey			40,168,634

	New Mexico – 0.5%

4,790	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 4.650%, 11/01/29 – CIFG Insured	11/16 at 100.00	BBB+	4,814,333

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	3,163,380

3,070	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	3,476,806

530	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	530,546
11,390	Total New Mexico			11,985,065

	New York – 4.4%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,246,014
7,745	6.375%, 7/15/43	1/20 at 100.00	BBB–	8,868,025

520	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	523,089

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	1/16 at 100.00	AA–	1,887,388

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Icahn School of Medicine at Mount Sinai, Revenue Bonds, Series 2015A:
$1,600	4.000%, 7/01/40	7/25 at 100.00	A–	$1,622,384
8,145	5.000%, 7/01/45	7/25 at 100.00	A–	8,960,477

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA	5,685,070

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
1,995	13.683%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,666,078
3	13.683%, 2/15/33 (IF)	2/19 at 100.00	AAA	4,009
2	13.672%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,673
2,335	13.672%, 2/15/33 (IF)	2/19 at 100.00	AAA	3,118,579

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	455,388

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,203,494

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	A– (4)	3,523,230

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,103,430
1,980	5.000%, 5/01/38	5/21 at 100.00	A–	2,156,438

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	BBB+	275,589
300	5.000%, 7/01/24	No Opt. Call	BBB+	353,136
210	5.000%, 7/01/26	7/24 at 100.00	BBB+	242,281

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (9)	10/17 at 100.00	N/R	1,069,500
1,000	5.875%, 10/01/46 (10)	10/17 at 102.00	N/R	356,500

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	840,833

1,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Pre-refunded 11/30/15) (Alternative Minimum Tax)	11/15 at 100.00	BB (4)	1,504,005

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 17.948%, 6/15/33 (IF)	6/19 at 100.00	AA+	1,478,840

5	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	1/16 at 100.00	AA	5,029

13,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	13,179,139

560	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	619,875

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA	2,303,798

3,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	3,524,010

Nuveen Investments	59

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 4.000%, 10/15/16 (Alternative Minimum Tax)	No Opt. Call	AA–	$9,308,970

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	923,591

4,250	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/17	No Opt. Call	AAA	4,619,793

1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,280,471

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–	1,621,088

12,150	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/26	6/16 at 100.00	BB–	12,308,800

10,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2015, 5.000%, 12/15/37	12/25 at 100.00	AAA	11,715,799
106,630	Total New York			113,556,813

	North Carolina – 0.5%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.539%, 7/01/38 (IF) (6)	7/20 at 100.00	AAA	2,527,564

1,000	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	1,010,600

1,920	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bond Trust 2015-XF0095, 27.015%, 10/01/36 (IF)	10/16 at 100.00	AA+	3,312,269

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	1,227,610

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,184,620

1,580	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	1,621,127

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,222,000
10,280	Total North Carolina			13,105,790

	North Dakota – 0.4%

2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	3,121,646

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	A–	2,161,698
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,824,304
8,220	Total North Dakota			9,107,648

	Ohio – 3.6%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
8,670	5.125%, 6/01/24	6/17 at 100.00	B–	7,787,221
8,920	5.875%, 6/01/30	6/17 at 100.00	B–	7,976,086
3,990	5.750%, 6/01/34	6/17 at 100.00	B–	3,497,714

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
$3,000	5.250%, 11/01/29	11/20 at 100.00	A	$3,397,530
2,000	5.750%, 11/01/40	11/20 at 100.00	A	2,276,640

7,200	County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2015B, 4.000%, 11/15/45	11/25 at 100.00	AA	7,100,640

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	3,282,622

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	8,583,926

	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C:
2,725	5.625%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	3,087,044
525	5.625%, 8/15/29	8/18 at 100.00	A3	578,303

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	704,389

5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	6,955,598

2,240	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 (Pre-refunded 12/01/15) – AGM Insured	12/15 at 100.00	AA (4)	2,249,453

1,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	1,020,100

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,623,840

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,859,625

2,730	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	3,054,679

4,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	BBB–	4,042,760

5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 12/01/20	No Opt. Call	AAA	5,931,000

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,370	5.000%, 12/01/17	No Opt. Call	BB	2,479,802
1,250	5.000%, 12/01/22	No Opt. Call	BB	1,345,600
3,000	5.750%, 12/01/32	12/22 at 100.00	BB	3,220,530
2,000	6.000%, 12/01/42	12/22 at 100.00	BB	2,158,820

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,091,650

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	No Opt. Call	Baa2	2,176,500
2,500	5.000%, 12/01/32	No Opt. Call	Baa2	2,634,700
91,185	Total Ohio			94,116,772

Nuveen Investments	61

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma – 0.2%

$1,185	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/19	No Opt. Call	A+	$1,348,909

4,280	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	No Opt. Call	BB–	4,724,392
5,465	Total Oklahoma			6,073,301

	Oregon – 0.6%

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	2,029,222
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,735,632

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA	1,495,830

950	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	987,269

935	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	993,409

1,080	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A, 4.000%, 4/01/40	4/25 at 100.00	A–	1,085,875

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	8,112,411
14,975	Total Oregon			16,439,648

	Pennsylvania – 4.2%

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB–	1,286,393

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	1,003,760

100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	113,528

900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	1,044,297

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
300	5.000%, 1/01/30	1/25 at 100.00	BBB+	326,790
1,545	5.000%, 1/01/38	1/25 at 100.00	BBB+	1,647,264

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	2,218,500

705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	AA (4)	833,169

910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.903%, 8/01/38 (Pre-refunded 8/01/20) (IF) (6)	8/20 at 100.00	AA (4)	1,503,611

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
$1,860	5.250%, 1/15/45	1/25 at 100.00	Baa2	$1,986,499
1,310	5.250%, 1/15/46	1/25 at 100.00	Baa2	1,399,093

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42 (Alternative Minimum Tax)	7/18 at 100.00	AA–	4,309,679

825	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	850,385

3,115	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa2 (4)	3,617,013

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	1,274,004

7,000	Pennsylvania State, General Obligation Bonds, First Series 2015, 5.000%, 3/15/24	No Opt. Call	AA–	8,381,310

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	1,079,379

7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A1	8,169,418

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	18,001,649

5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1, 5.000%, 12/01/45	12/25 at 100.00	A–	5,433,100

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	499,978

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	A–	2,191,640

80	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	1/16 at 100.00	A	80,186

260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	286,866

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	2,832,129

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	No Opt. Call	A1	10,186,725

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,689,032

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	A+	3,389,250

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	A1 (4)	1,760,496

19,300	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	18,932,141

Nuveen Investments	63

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
$1,200	5.750%, 1/01/26 (Pre-refunded 1/01/16)	1/16 at 100.00	N/R (4)	$1,211,412
1,400	5.875%, 1/01/32 (Pre-refunded 1/01/16)	1/16 at 100.00	N/R (4)	1,413,608
99,315	Total Pennsylvania			109,952,304

	South Carolina – 0.6%

700	Georgetown County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company, Senior Lien Series 2005A, 5.550%, 12/01/29 (Pre-refunded 12/01/15) (Alternative Minimum Tax)	12/15 at 100.00	BBB (4)	703,234

480	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	540,125

440	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/16 at 101.00	Aa1	450,384

7,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2006A, 5.000%, 1/01/25 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	7,055,580

70	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	AA–	78,156

1,930	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,204,793

4,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 3.000%, 12/01/16	No Opt. Call	AA–	4,153,185
14,655	Total South Carolina			15,185,457

	South Dakota – 0.6%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,821,675

1,000	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,122,020

2,000	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Spearfish Products Project, Pooled Loan Program, Series 2008A, 5.875%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	AA	2,040,580

910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,005,350

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (4)	7,590,915
13,160	Total South Dakota			14,580,540

	Tennessee – 1.0%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2	3,830,122

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	10/18 at 100.00	A+	576,820
1,500	6.125%, 10/01/28	10/18 at 100.00	A+	1,697,805

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	$3,243,390

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,078,600

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+	737,273
755	5.000%, 7/01/17	7/16 at 100.00	BBB+	776,767
4,680	5.500%, 7/01/36	7/16 at 100.00	BBB+	4,806,968

1,695	Knox County, Tennessee, General Obligation Bonds, Refunding Series 2015, 5.000%, 4/01/16	No Opt. Call	AA+	1,729,646

1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	BBB+	1,599,912

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA+	1,127,740

2,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	2,263,860

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,170,940
22,970	Total Tennessee			24,639,843

	Texas – 11.9%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,844,749

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	4,036,886

2,315	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	2,520,526

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+	3,722,110

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB+	1,954,121

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	3,909,524

2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB	2,936,958

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB	1,481,713

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	B+	2,229,486

9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB–	9,908,065

Nuveen Investments	65

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building & Refunding Series 2014A:
$2,540	3.000%, 2/15/16	No Opt. Call	AAA	$2,561,692
5,885	4.000%, 2/15/17	No Opt. Call	AAA	6,158,653

1,000	Cypress-Fairbanks Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Series 2006, 5.000%, 2/15/16	No Opt. Call	AAA	1,014,370

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	4,023,810
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,719,210

20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	22,549

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	5,347,000

1,460	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	BBB– (4)	1,631,813

1,750	Fort Worth, Texas, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 2014, 4.000%, 2/15/17	No Opt. Call	Aa1	1,830,553

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	1,122,547

8,575	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	9,188,970

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	A1 (4)	2,388,140

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA–	5,113,100

510	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 2.000%, 11/15/15	No Opt. Call	A3	510,347

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BB–	2,948,070

1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (Alternative Minimum Tax)	7/25 at 100.00	BB–	1,054,200

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,211,907

335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	No Opt. Call	A2	374,785

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A:
6,500	5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A	6,703,255
1,270	5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A	1,435,049

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	Aa1	2,885,720

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$4,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	Baa1	$5,170,146

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27	11/17 at 100.00	BBB	1,037,940
2,500	5.250%, 11/01/37	11/17 at 100.00	BBB	2,578,775

5,585	McKinney Independent School District, Collin County, Texas, General Obligation Bonds, Refunding School Building Series 2014, 5.000%, 2/15/16	No Opt. Call	AAA	5,665,424

755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	765,245

6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,722,189

1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,303,563

3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,122,130

4,500	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing NCCD College Station Properties-Texas A&M University, Series 2015A., 5.000%, 7/01/47	7/25 at 100.00	BBB–	4,614,570

1,200	North Texas Municipal Water District, Water System Revenue Bonds, Series 2008, 5.000%, 9/01/16	No Opt. Call	AAA	1,248,228

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/33 (Pre-refunded 1/01/18) (UB) (6)	1/18 at 100.00	A2 (4)	2,214,540

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,000	5.500%, 9/01/41	9/21 at 100.00	AA+	2,350,160
10,880	0.000%, 9/01/45	9/31 at 100.00	AA+	10,834,086

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A1	3,442,410

4,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Pre-refunded 1/01/16)	1/16 at 100.00	A1 (4)	4,542,615

4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	4,943,213

2,000	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,325,820

	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Baa2	703,712
1,805	5.000%, 2/01/34	2/24 at 100.00	Baa2	1,898,932
385	5.125%, 2/01/39	2/24 at 100.00	Baa2	402,625

535	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	649,447

Nuveen Investments	67

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Junior Lien Series 2014:
$8,500	5.000%, 2/01/16	No Opt. Call	AA+	$8,605,740
12,010	5.000%, 2/01/17	No Opt. Call	AA+	12,702,376

10,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2009A, 5.250%, 2/01/25	2/19 at 100.00	Aa1	11,294,500

4,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2008, 5.000%, 2/01/25	2/18 at 100.00	Aa1	4,360,320

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,078,850
1,000	5.000%, 8/15/27 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,078,850

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,078,850

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Refunding Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–	10,067,005

1,600	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	BBB	1,682,704

870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	1,002,423

70	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	83,426

515	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A–	545,014

3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	No Opt. Call	A3	4,095,206

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	985,642

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	9,260,940

7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	8,879,209

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	1,079,080

6,765	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/20	No Opt. Call	AAA	7,890,493

5,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2006, 5.000%, 4/01/16	No Opt. Call	AAA	5,102,800

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 17.850%, 2/01/17 (IF)	No Opt. Call	AAA	2,605,890

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
$16,500	0.000%, 8/15/36	8/24 at 59.60	A–	$6,770,115
7,000	0.000%, 8/15/37	8/24 at 56.94	A–	2,698,150

10,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	10,788,300

5,315	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	A–	5,211,570

14,685	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	14,479,703

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BBB–	868,020

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,055,840

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	550,555

6,140	Ysleta Independent School District, El Paso County, Texas, General Obligation Bonds, Refunding Series 2014, 5.000%, 8/15/24	No Opt. Call	AAA	7,582,716
302,100	Total Texas			309,809,935

	Utah – 0.5%

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
765	5.600%, 7/15/22	No Opt. Call	BB+	827,462
850	6.300%, 7/15/32	7/22 at 100.00	BB+	922,114

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,061,990

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
425	6.250%, 6/15/28	6/17 at 100.00	N/R	435,362
950	6.500%, 6/15/38	6/17 at 100.00	N/R	970,121

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,355,563

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB–	1,163,523

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,135	7.750%, 7/15/31 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	2,709,251
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	4,662,275
12,030	Total Utah			14,107,661

	Vermont – 0.2%

1,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26 (Pre-refunded 5/01/16)	5/16 at 100.00	N/R (4)	1,023,760

Nuveen Investments	69

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Vermont (continued)

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
$1,815	6.125%, 1/01/28	1/21 at 100.00	Ba1	$1,919,925
1,000	6.250%, 1/01/33	1/21 at 100.00	Ba1	1,051,800
3,815	Total Vermont			3,995,485

	Virgin Islands – 0.1%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	547,120

2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	2,797,018
2,980	Total Virgin Islands			3,344,138

	Virginia – 1.4%

630	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/15 at 100.00	AA	631,909

11,370	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2015A, 5.000%, 10/01/16	No Opt. Call	AAA	11,866,186

2,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,268,780

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	1,952,006

4,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	3,035,760

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45	7/25 at 100.00	BB+	1,010,710

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	5,717,855

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,851,632
6,490	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	7,082,342
38,250	Total Virginia			37,417,180

	Washington – 2.7%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A1	6,926,219

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.483%, 6/01/34 (IF) (6)	6/19 at 100.00	AA	1,449,485

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,680,080

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.361%, 7/01/32 (Pre-refunded 7/01/17) – AGM Insured (IF) (6)	7/17 at 100.00	AA+ (4)	2,854,071

1,050	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	1,367,132

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$3,000	Snohomish County School District 15, Edmonds, Washington, General Obligation Bonds, Series 2006, 5.000%, 12/01/19 (Pre-refunded 6/01/16) – NPFG Insured	6/16 at 100.00	AA+ (4)	$3,082,830

5,660	Spokane, Washington, General Obligation Bonds, Series 2015, 3.000%, 12/01/32	12/24 at 100.00	AA	5,429,468

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,220,740

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	4,221,285

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	3,332,775
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,924,435

1,500	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	A+	1,720,455

600	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16	No Opt. Call	Aa1	627,570

845	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	940,493

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,155	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,371,308
2,000	7.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,428,420

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1	3,233,880

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,192,378

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,390,006

10,885	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Series 2006B, 5.000%, 7/01/29 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA+ (4)	11,226,462

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.597%, 7/01/29 (Pre-refunded 7/01/16) – AGM Insured (IF)	7/16 at 100.00	AA+ (4)	3,648,690

5,895	Washington State, General Obligation Bonds, Various Purpose Series 2012D, 5.000%, 2/01/16	No Opt. Call	AA+	5,968,334
65,075	Total Washington			71,236,516

	West Virginia – 0.1%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	511,430

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,126,814

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,045,750
2,520	Total West Virginia			2,683,994

Nuveen Investments	71

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 4.0%

$1,455	Eau Claire, Wisconsin, General Obligation Bonds, Refunding Series 2007B, 4.000%, 4/01/16 – NPFG Insured	No Opt. Call	Aa1	$1,478,571

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	5,759,350

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	No Opt. Call	N/R	1,635,873
5,000	6.250%, 12/01/42	No Opt. Call	N/R	5,111,450

970	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	999,740

	Public Finance Authority of Wisconsin, for the Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34	10/22 at 100.00	BB+	1,093,813
500	5.125%, 10/01/45	10/22 at 100.00	BB+	503,450

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43	8/23 at 100.00	BB+	1,767,701

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
320	5.500%, 10/01/22	No Opt. Call	BB+	355,283
375	6.000%, 10/01/32	10/22 at 100.00	BB+	402,124

2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	3,249,491

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A2	1,629,455

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,345,405

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	15,634,601

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,084,880

18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	19,758,419

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	AA	7,700,560

435	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	478,631

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A+ (4)	705,176

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00	BBB+	3,247,634
2,100	4.350%, 7/01/36	7/21 at 100.00	BBB+	2,118,921

3,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	3,632,747

2,535	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	2,585,548

72	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
$5,000	5.000%, 12/01/34		12/22 at 102.00	N/R	$5,076,400
4,435	5.000%, 12/01/44		12/22 at 102.00	N/R	4,450,877
4,225	5.250%, 12/01/49		12/22 at 102.00	N/R	4,268,982

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,880	5.250%, 10/01/39		10/22 at 102.00	N/R	1,915,438
1,000	5.375%, 10/01/44		10/22 at 102.00	N/R	1,021,080
3,500	5.500%, 10/01/49		10/22 at 102.00	N/R	3,576,685
95,200	Total Wisconsin				102,588,285

	Wyoming – 0.6%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39		7/19 at 100.00	A1	2,269,760

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31		3/21 at 100.00	A3	5,129,100

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27		12/21 at 100.00	BBB+	901,936
2,500	6.000%, 12/01/36		12/21 at 100.00	BBB+	2,836,175

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40		6/21 at 100.00	BBB	4,255,681
13,450	Total Wyoming				15,392,652
$2,371,875	Total Municipal Bonds (cost $2,277,901,032)				2,474,327,007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$138	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/19	N/R	$6,930

37	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	3.000%	7/15/55	N/R	1,474
$175	Total Corporate Bonds (cost $15,730)				8,404
	Total Long-Term Investments (cost $2,277,916,762)				2,474,335,411

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.4%

	MUNICIPAL BONDS – 0.4%

	California – 0.3%

$6,495	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/31/15 (12)		No Opt. Call	N/R	$6,512,796

630	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/31/15 (12)		No Opt. Call	N/R	631,726

Nuveen Investments	73

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$960	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/31/15 (12)	No Opt. Call	N/R	$962,631
8,085	Total California			8,107,153

	North Carolina – 0.1%

4,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Project, Variable Rate Demand Obligation, Series 2013, 0.600%, 6/01/38 (Alternative Minimum Tax) (13)	3/15 at 100.00	A-2	4,000,000
$12,085	Total Short-Term Investments (cost $12,085,000)			12,107,153
	Total Investments (cost $2,290,001,762) – 95.8%			2,486,442,564
	Floating Rate Obligations – (0.3)%			(6,525,000)
	Other Assets Less Liabilities – 4.5%			114,296,549
	Net Assets – 100%			$2,594,214,113

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(7)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700%. On November 11, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.700% to 4.275%.

(8)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(9)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(10)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(11)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(12)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(13)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

74	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 106.9%

	MUNICIPAL BONDS – 106.9%

	Arizona – 1.0%

$390	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	$434,043

	California – 13.3%

1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured (4)	10/23 at 100.00	AA	1,186,090

305	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	328,991

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	No Opt. Call	A1	959,455

470	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	424,067

555	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A+	657,303

920	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 5.000%, 6/01/21	6/17 at 100.00	B–	920,184

130	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	151,772

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	899,064

475	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/17	No Opt. Call	BBB–	498,764
5,505	Total California			6,025,690

	Colorado – 13.7%

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax)	No Opt. Call	A+	656,759

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	A–	1,170,780

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	1,110,040

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	461,486

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	AA–	908,590

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19	No Opt. Call	N/R	1,323,875

500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	Baa3	555,765
5,830	Total Colorado			6,187,295

Nuveen Investments	75

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut – 0.4%

$170	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	$171,952

	District of Columbia – 0.7%

10	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	12,400

260	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	A+	310,814
270	Total District of Columbia			323,214

	Florida – 1.7%

620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	738,798

15	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/21	No Opt. Call	A+	17,518
635	Total Florida			756,316

	Georgia – 4.7%

1,000	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	1,001,730

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	190,724
374	5.500%, 7/15/30	7/21 at 100.00	N/R	378,968
410	5.500%, 1/15/36	7/21 at 100.00	N/R	415,915

110	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	132,854
2,082	Total Georgia			2,120,191

	Illinois – 8.4%

305	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	AA–	351,284

590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19 (4)	No Opt. Call	AA–	678,235

335	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.250%, 1/01/22 – AGM Insured	4/18 at 100.00	A2	366,195

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	AA–	384,706

545	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	584,763

535	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	600,725

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	818,390
3,635	Total Illinois			3,784,298

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 3.6%

$500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	$582,375

490	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A, 5.000%, 5/01/22	No Opt. Call	A+	577,543

460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	480,990
1,450	Total Indiana			1,640,908

	Iowa – 3.0%

1,125	Dubuque, Iowa, General Obligation Bonds, Sales Tax Increment, Second Lien Series 2014, 5.000%, 6/01/25	6/24 at 100.00	Aa3	1,352,745

	Kansas – 3.3%

1,025	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/23	No Opt. Call	A+	1,214,050

390	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	287,021
1,415	Total Kansas			1,501,071

	Kentucky – 2.8%

60	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21	6/20 at 100.00	BBB+	69,611

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
380	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	412,121
525	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	573,158

175	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	AAA	206,232
1,140	Total Kentucky			1,261,122

	Louisiana – 6.9%

200	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 2007B-1A, 1.375%, 10/01/37 (Mandatory put 10/01/16)	No Opt. Call	A3	200,794

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	A	1,199,740

500	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	561,895

1,015	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured (4)	No Opt. Call	AA	1,163,302
2,715	Total Louisiana			3,125,731

	Maine – 0.8%

185	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/25	7/23 at 100.00	BBB	207,749

120	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB+	138,062
305	Total Maine			345,811

Nuveen Investments	77

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 1.3%

$65	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.000%, 7/01/21	No Opt. Call	BBB+	$72,574

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/21 – AMBAC Insured	1/16 at 100.00	N/R	531,076
595	Total Massachusetts			603,650

	Michigan – 3.2%

75	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996C-1, 0.000%, 7/01/21	No Opt. Call	BB	54,039

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	550,505
190	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	211,343

65	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	65,356

500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/27	No Opt. Call	AAA	578,310
1,330	Total Michigan			1,459,553

	Missouri – 2.6%

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/24	No Opt. Call	A–	1,190,990

	Nevada – 1.0%

390	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA	439,288

	New Jersey – 2.5%

310	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	BB–	326,008

420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A–	422,503

180	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	181,908

210	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BB	211,418
1,120	Total New Jersey			1,141,837

	New York – 4.4%

415	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	433,322

70	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	77,484

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/22 (Alternative Minimum Tax) (4)	No Opt. Call	AA–	1,485,138
1,735	Total New York			1,995,944

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 2.5%

$160	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	$178,656

795	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21 (4)	No Opt. Call	AA	945,462
955	Total North Carolina			1,124,118

	Ohio – 4.4%

595	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	534,417

270	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	301,031

1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/22	No Opt. Call	A1	1,171,260
1,865	Total Ohio			2,006,708

	Oregon – 2.6%

1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2014-22, 5.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	AA–	1,189,460

	Pennsylvania – 3.0%

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	No Opt. Call	BBB	953,938

170	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/21	No Opt. Call	BBB	192,321

220	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	227,643

5	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	A+	5,867
1,235	Total Pennsylvania			1,379,769

	South Carolina – 1.1%

500	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	475,520

	Texas – 4.1%

365	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/23	No Opt. Call	BBB	407,026

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	224,509

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	625,484

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	102,083

500	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	Baa2	519,195
2,165	Total Texas			1,878,297

Nuveen Investments	79

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah – 2.5%

$25	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/23	5/21 at 100.00	AA+	$29,313

935	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/22	No Opt. Call	A+	1,112,239
960	Total Utah			1,141,552

	Virginia – 0.5%

185	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	202,717

	Washington – 1.2%

500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19 (ETM)	No Opt. Call	N/R (5)	557,525

	West Virginia – 0.5%

235	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	Baa1	235,900

	Wisconsin – 3.2%

1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24	7/23 at 100.00	A	1,164,733

260	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	298,301
1,275	Total Wisconsin			1,463,034

	Wyoming – 2.0%

755	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board, Wyoming, Electric Facilities Improvement Lease Revenue Bonds, Gillette Electrical System Project, Series 2014A, 5.000%, 6/01/24	No Opt. Call	A+	915,120
44,467	Total Long-Term Investments (cost $47,037,368)			48,431,369
	Other Assets Less Liabilities – (6.9)% (6)			(3,144,856)
	Net Assets – 100%			$45,286,513

Investments in Derivatives as of October 31, 2015

Consumer Price Index Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Termination Date	Fixed Rate Payment Date (7)	Unrealized Appreciation (Depreciation)
Barclays PLC	$3,000,000	Receive	CPURNSA	2.055%	9/02/16	9/05/16	$(101,869)
Barclays PLC	5,000,000	Receive	CPURNSA	2.600	2/05/18	2/06/18	(382,316)
Barclays PLC	4,000,000	Receive	CPURNSA	2.560	12/28/18	12/31/18	(356,051)
Barclays PLC	3,500,000	Receive	CPURNSA	2.509	2/08/19	2/11/19	(286,324)
Barclays PLC	4,500,000	Receive	CPURNSA	2.645	12/28/19	12/30/19	(475,149)
Barclays PLC	5,500,000	Receive	CPURNSA	2.645	9/30/21	10/01/21	(582,828)
Barclays PLC	8,000,000	Receive	CPURNSA	2.777	2/19/22	2/21/22	(1,049,513)
Morgan Stanley	3,800,000	Receive	CPURNSA	2.595	11/05/18	11/06/18	(285,649)
Morgan Stanley	6,000,000	Receive	CPURNSA	2.714	2/27/21	3/01/21	(691,668)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.683	9/15/21	9/16/21	(211,549)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.650	8/07/24	8/08/24	(373,663)
	$49,300,000						$(4,796,579)

80	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	Fixed Rate Payment Date is one business day after contract Termination Date.

(ETM)	Escrowed to maturity.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted

See accompanying notes to financial statements.

Nuveen Investments	81

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.8%

	MUNICIPAL BONDS – 97.8%

	Alabama – 0.4%

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
$1,575	5.000%, 11/15/15	No Opt. Call	A3	$1,577,331
2,935	5.000%, 11/15/16	11/15 at 100.00	A3	2,946,740

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	AA+	1,201,450

2,685	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,569,733

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2	2,184,740

	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A:
1,500	5.000%, 9/01/18	No Opt. Call	A+	1,658,205
4,000	5.750%, 9/01/22	9/18 at 100.00	A+	4,498,720
15,825	Total Alabama			16,636,919

	Alaska – 0.2%

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,386,670

6,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	1/16 at 100.00	B	5,451,060
9,000	Total Alaska			8,837,730

	Arizona – 3.7%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	Aa3	4,344,746

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,384,456
6,255	5.000%, 2/01/27	2/22 at 100.00	BBB+	6,862,110

1,445	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A2	1,728,090

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	11,493,054
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	18,028,479
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	18,468,513

1,995	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	2,115,737

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
$30	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	$32,174
40	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	44,282
5,165	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	5,871,417
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	5,808,624
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA	7,028,658
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA	8,576,550

	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A:
1,000	5.000%, 7/01/16 – AMBAC Insured	No Opt. Call	Aa3	1,031,130
1,050	5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3	1,125,527

6,000	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	6,770,580

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (4)	2,822,420

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A–	2,256,300

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,526,868

565	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Project 2004, Series 2006B, 4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	Aa1	580,978

	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Project 2004, Series 2006B:
295	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	303,823
290	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	298,674

3,670	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,914,532

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	458,277
500	5.000%, 6/01/23	No Opt. Call	A+	600,095

	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A:
2,015	5.000%, 7/01/22	7/20 at 100.00	A+	2,326,962
10,370	5.000%, 7/01/40	7/20 at 100.00	A+	11,425,873

500	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/23	No Opt. Call	AAA	611,140

8,850	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Refunding Junior Lien Series 2014B, 5.000%, 7/01/23	No Opt. Call	AAA	10,817,178

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A3	2,754,993

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 – FGIC Insured	7/17 at 100.00	Aa2	1,055,210
1,000	4.500%, 7/01/19 – FGIC Insured	7/17 at 100.00	Aa2	1,054,200

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured	7/20 at 100.00	AA	3,060,007

645	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	797,246

Nuveen Investments	83

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25	No Opt. Call	Aa1	$3,360,420

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 3284, 13.856%, 6/01/19 (IF)	No Opt. Call	Aa1	6,262,495

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,105,030

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B, 5.375%, 7/01/28 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	1,563,057
141,075	Total Arizona			159,669,905

	Arkansas – 1.2%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,133,420

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA	1,496,154

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA	7,018,852
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA	6,994,502

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	AA–	1,325,847
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	AA–	1,079,550

4,495	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A–	4,663,742

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	597,880
800	5.000%, 7/01/23	No Opt. Call	A+	956,048
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,904,050
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,721,872
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,228,423
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,142,610
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,179,399

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	600,082
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,175,200
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,228,881
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,287,280

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	1,141,900

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
1,950	5.000%, 12/01/25	12/24 at 100.00	A+	2,293,863
1,780	5.000%, 12/01/27	12/24 at 100.00	A+	2,050,542

	University of Arkansas, Various Facilities Revenue Bonds, UAMS Campus, Series 2014A:
1,000	5.000%, 3/01/21	No Opt. Call	Aa2	1,180,180
1,200	5.000%, 3/01/23	No Opt. Call	Aa2	1,453,188
1,000	3.750%, 3/01/36	3/25 at 100.00	Aa2	995,190
46,670	Total Arkansas			50,848,655

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California – 7.3%

$1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Childrens Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	$1,649,867

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	AA–	1,794,742

1,860	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/23	No Opt. Call	A	2,264,885

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	965,586

1,245	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	1,378,315

515	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA+	569,276

6,350	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA+	6,790,246

7,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33	10/17 at 100.00	Aa1	7,674,850

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	567,270

3,400	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	3,735,478

1,210	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008B, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	1,224,980

1,300	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	1,316,094

7,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	7,889,532

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25	4/19 at 100.00	Aa3	2,622,631

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,626,674

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A+	5,770,900

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,040	5.000%, 7/01/20 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,343,205
3,815	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	4,416,397
2,190	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,535,232

520	California State, General Obligation Bonds, Refunding Series 2007, 5.000%, 8/01/19	2/17 at 100.00	AA–	549,422

1,000	California State, General Obligation Bonds, Series 2007, 5.000%, 12/01/23	12/17 at 100.00	AA–	1,087,360

15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	1/16 at 100.00	AA–	15,062

1,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB+	1,567,943

800	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A	938,664

Nuveen Investments	85

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 (Pre-refunded 10/01/18) – AMBAC Insured	10/18 at 100.00	AA–(4)	$1,123,920

960	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	1/16 at 100.00	CCC	863,568

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	10,612,600

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	1/16 at 100.00	AA	1,122,654

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	BBB–	3,900,904
4,095	0.000%, 11/01/28	11/21 at 56.33	BBB–	1,785,707

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22	No Opt. Call	BBB–	3,014,395
2,860	5.000%, 1/01/23	No Opt. Call	BBB–	3,159,385
1,635	5.000%, 1/01/24	No Opt. Call	BBB–	1,789,785
1,325	5.000%, 1/01/25	No Opt. Call	BBB–	1,439,931

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
500	5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	561,495
2,025	5.000%, 8/01/24 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	2,260,285

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA	2,264,913

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,795	5.000%, 6/01/17	No Opt. Call	Aaa	8,306,430
13,370	4.500%, 6/01/27	6/17 at 100.00	B+	13,121,051

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 –AGM Insured	No Opt. Call	A1	884,299

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,090,870
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,090,912
465	5.000%, 9/01/34	No Opt. Call	N/R	497,871

6,425	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	6,787,756

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa2	1,294,114

1,640	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	1,689,282

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
1,010	5.000%, 7/01/25	1/24 at 100.00	AA–	1,231,786
5,000	5.000%, 7/01/43	1/24 at 100.00	AA–	5,638,450

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
$800	5.000%, 9/01/23	No Opt. Call	BBB+	$949,416
1,050	5.000%, 9/01/24	No Opt. Call	BBB+	1,254,152
1,250	5.000%, 9/01/25	9/24 at 100.00	BBB+	1,472,463
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB+	1,163,180

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	2,308,356
2,145	5.000%, 9/01/22 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	2,230,371
2,000	5.000%, 9/01/23 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	2,079,600

4,770	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28	2/28 at 100.00	AA	4,122,759

10,240	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	13,155,942

10,045	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,905,414

	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A:
4,400	5.000%, 8/01/26 – BAM Insured	8/24 at 100.00	AA	5,301,692
3,000	5.000%, 8/01/27 – BAM Insured	8/24 at 100.00	AA	3,570,840
2,070	5.000%, 8/01/28 – BAM Insured	8/24 at 100.00	AA	2,442,538

2,000	North Monterey County Unified School District, California, General Obligation Bonds, Election of 2013, Series 2014A, 4.000%, 5/01/44	5/24 at 100.00	A+	2,029,640

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB	1,112,960

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/16 at 100.00	A+	6,024,060

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	7,837,760

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,596,710
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,758,292
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,249,536

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 0.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	7,785,120

	Port of Oakland, California, Revenue Refunding Bonds, Inter Lien, Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	AA–	2,750,464
1,230	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	1,334,956

5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA–	2,572,120

2,910	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/24	No Opt. Call	AA	3,576,681

2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,442,487

Nuveen Investments	87

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
$2,115	0.000%, 10/01/34	No Opt. Call	A	$895,406
2,000	0.000%, 10/01/36	No Opt. Call	A	762,380

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 2010, 5.000%, 7/01/40	7/20 at 100.00	A	5,590,500

1,000	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,157,340

575	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	1/16 at 100.00	AA	577,185

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29	1/25 at 100.00	BBB–	5,525,650
26,000	5.000%, 1/15/34	1/25 at 100.00	BBB–	28,141,098

2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	2,938,084

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	AA+	988,360

2,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	AA–	2,826,293

2,255	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	AA– (4)	2,841,300

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa3	1,113,740

	Santa Paula Utility Authority, California, Water Enterprise Revenie Bonds, Refunding Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	A+	2,827,164
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,952,017
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	3,112,975

	South Bayside Waste Management Authority, California, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A1	2,835,775
1,200	6.250%, 9/01/29	9/19 at 100.00	A1	1,410,864

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Baa3	1,350,286
1,410	6.125%, 8/01/23	8/19 at 100.00	Baa3	1,606,737
1,585	6.250%, 8/01/24	8/19 at 100.00	Baa3	1,805,014
1,265	6.375%, 8/01/25	8/19 at 100.00	Baa3	1,441,645
500	6.500%, 8/01/26	8/19 at 100.00	Baa3	570,390

1,100	Upland Community Redevelopment Agency, California, Tax Allocation Refunding Bonds, A Merged Project, Series 2006, 4.250%, 9/01/26 – AMBAC Insured	9/16 at 100.00	A	1,109,625

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,664,438

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	2,943,960

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	Aa3	3,291,525

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 (Pre-refunded 11/01/17) – AMBAC Insured	11/17 at 100.00	A– (4)	$1,083,157
304,355	Total California			317,217,391

	Colorado – 2.4%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,283,558

5,050	Adams County, Colorado, Pollution Control Refunding Revenue Bonds, Public Service Company of Colorado Projects, Senior Lien Series 2005A, 4.375%, 9/01/17 – NPFG Insured	1/16 at 100.00	AA–	5,067,120

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22	6/17 at 100.00	A	181,171

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 – AGM Insured	5/19 at 100.00	AA	1,119,420

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	A+	17,418,881

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 – AGM Insured	5/18 at 100.00	AA	773,256

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	A+	1,625,115

310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	BBB+	343,257

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	A	1,494,052

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB+	7,044,438

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	9,398,300

500	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005, 5.000%, 12/01/16 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (4)	502,075

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	BBB+	1,024,460
290	5.250%, 6/01/18	6/16 at 100.00	BBB+	297,265

710	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/18 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	730,484

1,250	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.250%, 12/01/15 – RAAI Insured	No Opt. Call	AA	1,253,200

1,510	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	1,704,065

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB–	1,583,775

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	12,704,890

Nuveen Investments	89

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$6,050	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	AA–	$6,350,262

4,025	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/16) – FGIC Insured	11/16 at 100.00	AA– (4)	4,219,327

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,400,300

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,603,905

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,520	5.000%, 12/15/20	No Opt. Call	Aa2	1,792,886
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,651,156
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,814,029

235	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB	235,423

2,170	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	1/16 at 100.00	BBB–	2,179,179

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R	1,005,640

775	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA	823,546

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19	No Opt. Call	N/R	1,413,899
500	5.000%, 12/01/20	No Opt. Call	N/R	532,605

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,214,070

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 (Pre-refunded 12/15/18) – AGC Insured	12/18 at 100.00	AA (4)	1,473,003

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	1,098,386

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,414,212
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,204,377

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22	12/17 at 100.00	Baa2	1,066,910

1,240	Westminster, Colorado, Special Purpose Sales and Use Tax Revenue Bonds, Series 2007D, 5.000%, 12/01/23 – AGM Insured	12/17 at 100.00	AA	1,348,066
105,215	Total Colorado			104,389,963

	Connecticut – 0.1%

3,170	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/16 at 100.00	A–	3,198,467

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
$350	5.000%, 12/15/24	12/22 at 100.00	AA	$414,383
495	5.000%, 12/15/26	12/22 at 100.00	AA	576,809
4,015	Total Connecticut			4,189,659

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,000	4.000%, 7/01/22	No Opt. Call	BBB–	1,031,280
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB–	4,250,960
4,995	Total Delaware			5,282,240

	District of Columbia – 0.7%

3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	3,890,903

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
1,385	6.250%, 5/15/24	11/15 at 100.00	A1	1,385,139
5,075	6.500%, 5/15/33	No Opt. Call	Baa1	6,292,848

10,165	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AA+	11,545,509

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	507,931
1,715	6.500%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	2,074,052
825	6.500%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	997,722

3,740	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	4,138,123
27,205	Total District of Columbia			30,832,227

	Florida – 6.9%

12,500	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	A1	15,085,749

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (WI/DD, Settling 11/16/15) (Alternative Minimum Tax)	10/25 at 100.00	A+	11,163,200
15,135	5.000%, 10/01/35 (WI/DD, Settling 11/16/15) (Alternative Minimum Tax)	10/25 at 100.00	A+	16,828,908

	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A1	11,174,262
7,325	5.000%, 10/01/33	10/25 at 100.00	A1	8,437,887

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,420	5.000%, 6/01/22	12/21 at 100.00	AA–	19,290,379
14,635	5.000%, 6/01/25	12/24 at 100.00	AA–	17,509,020

33,125	Citizens Property Insurance Corporation, Florida, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	35,130,054

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
1,385	6.000%, 6/01/16	No Opt. Call	A+	1,431,314
2,255	5.500%, 6/01/17	No Opt. Call	A+	2,424,418

Nuveen Investments	91

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
$3,600	5.000%, 6/01/18	No Opt. Call	AA–	$3,962,304
275	5.000%, 6/01/19	No Opt. Call	AA–	310,552

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
250	5.250%, 6/01/17	No Opt. Call	A+	267,800
485	4.250%, 6/01/17	No Opt. Call	A+	511,898
1,195	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	1,257,475

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
85	5.000%, 6/01/16	No Opt. Call	AA–	87,350
85	5.000%, 6/01/18	No Opt. Call	AA–	93,554
480	5.000%, 6/01/19	No Opt. Call	AA–	542,054
4,545	5.000%, 6/01/20	No Opt. Call	AA–	5,243,976
1,600	5.000%, 6/01/21	No Opt. Call	AA–	1,867,328

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	1/16 at 100.00	A+	2,211,284

1,860	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Series 2013, 6.000%, 11/01/33	11/23 at 100.00	BBB–	2,055,765

810	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	824,661

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	3,349,441

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	Baa1	2,743,578

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	1/16 at 100.00	AA+	1,505,895

690	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	704,159

1,695	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,743,579

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2008A, 6.500%, 11/15/38 (Mandatory put 11/17/15)	11/15 at 100.00	Aa2	2,006,020

2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,620,845

1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	No Opt. Call	AA–	2,311,549

2,520	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2008A, 5.150%, 4/01/23 (Pre-refunded 4/01/16)	4/16 at 100.00	A– (4)	2,569,720

6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A–	6,655,740

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,370	5.000%, 7/01/24	No Opt. Call	A	2,845,541
2,220	5.000%, 7/01/25	7/24 at 100.00	A	2,642,533
1,750	5.000%, 7/01/26	7/24 at 100.00	A	2,066,645
1,250	5.000%, 7/01/27	7/24 at 100.00	A	1,461,925

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
$925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	$1,066,914
5,000	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	5,848,500

6,290	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,754,013

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,575	4.000%, 4/01/16	No Opt. Call	AA–	1,599,066
1,975	5.000%, 4/01/21	4/20 at 100.00	AA–	2,255,885
5,015	5.250%, 4/01/30	4/20 at 100.00	AA–	5,682,296

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	AA	5,710,050

605	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	BBB+	666,377

1,495	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB+ (4)	1,696,870

2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB+	2,806,108

4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	5,039,862

10,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	11,678,900

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	A1	10,680,276

23,190	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	24,813,531

	Tallahassee, Florida, Capital Improvement Revenue Bonds, Series 2014:
2,880	5.000%, 10/01/32	10/22 at 100.00	Aa2	3,287,664
3,025	5.000%, 10/01/33	10/22 at 100.00	Aa2	3,442,964

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
585	5.000%, 9/01/22	No Opt. Call	A+	689,499
2,600	5.000%, 9/01/23	9/22 at 100.00	A+	3,019,614
1,240	3.125%, 9/01/24	9/22 at 100.00	A+	1,271,360
1,260	5.000%, 9/01/25	9/22 at 100.00	A+	1,463,062
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,710,630
1,965	5.000%, 9/01/28	No Opt. Call	A+	2,229,135
5,755	4.000%, 9/01/33	No Opt. Call	A+	5,910,730

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	378,196
271,380	Total Florida			302,639,864

	Georgia – 1.6%

	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,010	5.000%, 1/01/23	No Opt. Call	AA–	2,369,790
1,500	5.000%, 1/01/28	No Opt. Call	AA–	1,714,965

Nuveen Investments	93

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
$11,010	5.000%, 1/01/27	1/24 at 100.00	AA–	$12,863,754
4,275	5.000%, 1/01/29	1/24 at 100.00	AA–	4,923,689
6,750	5.000%, 1/01/30	1/24 at 100.00	AA–	7,737,188

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA	2,116,700

2,015	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	2,329,400

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A:
2,000	5.000%, 1/01/18	No Opt. Call	AA	2,182,100
3,325	5.000%, 1/01/23	1/22 at 100.00	AA	3,935,038
5,560	5.000%, 1/01/24	1/22 at 100.00	AA	6,505,812
8,990	5.000%, 1/01/25	1/22 at 100.00	AA	10,468,316

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	11/15 at 100.00	BB–	999,360

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	1,371,238

	Forsyth County School District, Georgia, General Obligation Bonds, Series 2014:
1,000	5.000%, 2/01/27	No Opt. Call	AA+	1,199,090
1,250	5.000%, 2/01/28	No Opt. Call	AA+	1,492,475

200	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	219,130

1,805	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	2,020,156

2,770	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA–	3,287,796
58,710	Total Georgia			67,735,997

	Guam – 0.1%

4,060	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,549,636

	Hawaii – 1.1%

5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A	5,570,515

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A	1,163,847

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA–	6,632,505
4,500	5.000%, 7/01/27	7/25 at 100.00	AA–	5,373,405
7,825	5.000%, 7/01/28	7/25 at 100.00	AA–	9,259,636
9,180	5.000%, 7/01/29	7/25 at 100.00	AA–	10,744,364
8,195	5.000%, 7/01/30	7/25 at 100.00	AA–	9,516,690

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

$495	Hawaii State, General Obligation Bonds, Series 2015EU, 3.250%, 10/01/33	10/25 at 100.00	AA	$483,813
41,725	Total Hawaii			48,744,775

	Idaho – 0.3%

560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (Alternative Minimum Tax)	9/25 at 100.00	A2	562,766

3,095	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	3,580,296

	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014BX:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	3,114,441
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	3,300,753

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BB+	462,204
1,300	5.250%, 9/01/20	9/16 at 100.00	BB+	1,324,206

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA	1,073,370
11,710	Total Idaho			13,418,036

	Illinois – 10.2%

1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2	1,921,494

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A1	1,460,060
2,550	0.000%, 1/01/31	7/23 at 68.94	A1	1,259,624
2,750	0.000%, 1/01/32	7/23 at 65.28	A1	1,282,435
4,000	0.000%, 1/01/33	7/23 at 61.69	A1	1,760,000

13,235	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Unlimited Tax Refunding Series 2006, 5.000%, 12/01/24	6/16 at 100.00	AAA	13,590,889

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	3,906,122
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,571,408

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2015A:
5,700	5.000%, 1/01/33 (Alternative Minimum Tax)	1/25 at 100.00	A	6,188,319
4,225	5.000%, 1/01/34 (Alternative Minimum Tax)	1/25 at 100.00	A	4,570,014

2,000	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.300%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	2,011,060

1,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	AA	1,732,470

1,410	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA+	1,521,559

3,465	Cook County High School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA	3,852,041

1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	1,040,060

Nuveen Investments	95

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,250	Cook County School District 123 Oak Lawn, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	$2,248,380

1,175	Cook County School District 88, Bellwood, Illinois, Genral Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	1/16 at 100.00	A2	1,179,630

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	AA	2,844,010
2,770	5.000%, 11/15/21	No Opt. Call	AA	3,034,757
2,400	5.000%, 11/15/22	No Opt. Call	AA	2,636,496

1,000	Elk Grove Village, Cook and DuPage Counties, Illinois, General Obligation Bonds, Improvement Series 2007, 4.125%, 1/01/19 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	Aa1 (4)	1,006,600

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3	1,746,711
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3	2,356,074
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3	2,850,909

	IIllinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,695	5.000%, 12/01/21	No Opt. Call	AA–	2,006,660
3,335	5.000%, 12/01/22	No Opt. Call	AA–	3,986,592
4,110	5.000%, 1/01/33	1/23 at 100.00	AA–	4,552,647

	IIllinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA–	12,105,610
6,000	5.000%, 1/01/37	1/24 at 100.00	AA–	6,585,240

11,470	IIllinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,745,304

1,515	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGC Insured	No Opt. Call	Aa3	1,458,642

1,235	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	1,214,190

	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A:
1,000	4.750%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	AA–	1,043,230
500	4.125%, 3/01/30 (Mandatory put 3/01/16)	No Opt. Call	AA–	505,765

1,555	Illinois Finance Authority, Gas Supply Revenue Refunding Bonds, Peoples Gas, Light and Coke Company, Senior Lien Series 2005A, 4.300%, 6/01/35 (Mandatory put 6/01/16) – AMBAC Insured	No Opt. Call	Aa3	1,590,454

4,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 5.750%, 4/01/24	10/19 at 100.00	Baa3	4,349,760

1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	1,204,940

3,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42 (WI/DD, Settling 11/02/15)	6/22 at 100.00	AA	3,266,250

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB	14,703,163

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
$475	5.000%, 9/01/26	9/24 at 100.00	BBB	$529,554
1,205	5.000%, 9/01/27	9/24 at 100.00	BBB	1,335,020
775	5.000%, 9/01/29	9/24 at 100.00	BBB	847,556
1,320	5.000%, 9/01/34	9/24 at 100.00	BBB	1,432,200
2,080	4.625%, 9/01/39	9/24 at 100.00	BBB	2,110,805
7,000	5.000%, 9/01/42	9/24 at 100.00	BBB	7,438,690

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A	1,313,856
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A	1,398,515
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A	545,330

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	BBB–	1,039,260

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,064,850

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23	5/22 at 100.00	Baa1	1,541,093
1,120	5.000%, 5/15/25	5/22 at 100.00	Baa1	1,224,933
1,175	5.000%, 5/15/26	5/22 at 100.00	Baa1	1,277,895

15	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	A+	16,215

4,220	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	A (4)	5,101,094

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,154,700
1,250	5.000%, 11/15/28	11/25 at 100.00	A	1,434,538
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,273,000

2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/21 (Pre-refunded 5/15/17) – NPFG Insured	5/17 at 100.00	AA– (4)	2,133,920

9,800	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	Aa3	9,873,402

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	Baa3	513,575
3,600	5.400%, 4/01/27	4/17 at 100.00	Baa3	3,679,596

2,030	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	2,377,597

1,505	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,784,599

2,215	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	2,420,087

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	6,091,300

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/17	No Opt. Call	AA	2,122,140

600	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5), (6)	1/16 at 18.35	N/R	6

Nuveen Investments	97

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A:
$700	5.400%, 5/15/17 (5)	1/16 at 100.00	N/R	$7
700	5.500%, 5/15/18 (6)	1/16 at 100.00	N/R	7

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,589,115

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,900	5.000%, 12/15/17	12/16 at 100.00	AA+	3,048,683
2,530	5.000%, 6/15/18	12/16 at 100.00	AA+	2,654,501

9,955	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/23	No Opt. Call	A–	10,897,838

	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	A–	4,377,760
3,000	5.000%, 2/01/24	No Opt. Call	A–	3,282,240
4,630	5.000%, 2/01/25	2/24 at 100.00	A–	5,024,383
4,675	5.000%, 2/01/26	2/24 at 100.00	A–	5,039,136
6,000	5.000%, 2/01/27	2/24 at 100.00	A–	6,415,620

555	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A–	559,018

	Illinois State, General Obligation Bonds, Refunding Series 2010:
550	5.000%, 1/01/16	No Opt. Call	A–	553,982
520	5.000%, 1/01/17	No Opt. Call	A–	542,313
1,785	5.000%, 1/01/18	No Opt. Call	A–	1,893,778
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	6,562,581
5,000	5.000%, 1/01/19	No Opt. Call	A–	5,378,450

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	A–	8,497,410
6,385	5.000%, 8/01/21	No Opt. Call	A–	7,008,942
15,265	5.000%, 8/01/22	No Opt. Call	A–	16,739,902
2,730	5.000%, 8/01/23	No Opt. Call	A–	2,988,859
270	5.000%, 8/01/25	8/22 at 100.00	A–	288,584

	Illinois State, General Obligation Bonds, Series 2004A:
2,590	5.000%, 3/01/18	1/16 at 100.00	A–	2,598,184
815	5.000%, 3/01/22	1/16 at 100.00	A–	817,575

	Illinois State, General Obligation Bonds, Series 2006A:
1,075	5.000%, 6/01/17	No Opt. Call	A–	1,131,878
10,000	5.000%, 6/01/18	No Opt. Call	A–	10,664,800
350	5.000%, 6/01/22	No Opt. Call	A–	361,333
75	5.000%, 6/01/26	12/16 at 100.00	A–	77,175

1,455	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	1/16 at 100.00	A–	1,461,693

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A–	1,009,930

	Illinois State, General Obligation Bonds, Series 2012A:
7,790	4.000%, 1/01/20	No Opt. Call	A–	8,186,589
12,110	4.000%, 1/01/22	No Opt. Call	A–	12,599,850

	Illinois State, General Obligation Bonds, Series 2013:
4,200	5.500%, 7/01/25	7/23 at 100.00	A–	4,668,258
2,760	5.500%, 7/01/26	7/23 at 100.00	A–	3,042,458
1,000	5.500%, 7/01/27	7/23 at 100.00	A–	1,095,410

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
$8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	$11,902,359
1,200	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,718,736
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	7,834,129

3,270	Kendall County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007, 5.250%, 1/01/24 – FGIC Insured	1/18 at 100.00	AA–	3,534,380

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	1,937,418

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	BBB	528,740
1,000	5.100%, 12/01/28	12/18 at 100.00	BBB	1,064,400

1,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.200%, 6/15/17 – NPFG Insured	No Opt. Call	AA–	1,058,380

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A	1,647,816

1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	No Opt. Call	AA	1,640,024

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	329,562
275	5.000%, 10/01/24	10/22 at 100.00	Baa1	303,881

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,610	5.250%, 6/01/21	No Opt. Call	A	8,908,570
11,150	5.500%, 6/01/23	6/21 at 100.00	A	13,021,416

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
360	4.500%, 10/01/20	10/19 at 100.00	AA	400,810
370	5.000%, 10/01/22	10/19 at 100.00	AA	410,178

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
640	4.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	724,954
730	5.000%, 10/01/22 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	840,880

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	A2	1,658,882

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	A2 (4)	1,311,776

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	1,080,380

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26	2/17 at 100.00	BBB+	2,023,020

1,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 5.000%, 10/01/18 – NPFG Insured	10/16 at 100.00	AA–	1,040,790

Nuveen Investments	99

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
$3,205	4.000%, 11/01/21	No Opt. Call	A+	$3,561,652
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,150,781

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	A1	2,960,704

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA	3,763,459

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA	602,849
1,005	5.750%, 6/01/25	6/18 at 100.00	AA	1,116,444
335	5.750%, 6/01/26	6/18 at 100.00	AA	371,696

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
325	5.750%, 6/01/25 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	366,031
85	5.750%, 6/01/26 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	95,731

7,755	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	8,671,253

	Winnebago-Boone Counties School District 205, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	AA–	2,943,587
3,340	0.000%, 2/01/26	No Opt. Call	AA–	2,268,027
418,669	Total Illinois			443,816,832

	Indiana – 2.9%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	4/17 at 100.00	BB+	726,089

1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	AA+	1,058,920

540	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014A, 4.000%, 1/01/18	No Opt. Call	AA	577,692

	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
520	5.000%, 7/01/17	No Opt. Call	AA	558,038
500	4.000%, 1/01/18	No Opt. Call	AA	534,900
1,000	4.000%, 1/01/19	No Opt. Call	AA	1,094,340
435	5.000%, 1/01/20	No Opt. Call	AA	502,020
1,000	5.000%, 7/01/20	No Opt. Call	AA	1,166,360
500	5.000%, 1/01/21	No Opt. Call	AA	586,180

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	BBB+	1,117,084
500	5.000%, 10/01/29	10/23 at 100.00	BBB+	542,290

4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,556,200

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$9,450	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	$9,881,204

	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
1,300	5.250%, 9/01/27 (Alternative Minimum Tax)	9/24 at 100.00	BBB	1,503,008
6,275	5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	6,997,064

5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	6,244,036

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
885	5.000%, 10/01/21	No Opt. Call	AA	1,048,238
675	5.000%, 10/01/22	No Opt. Call	AA	808,252
620	5.000%, 10/01/23	No Opt. Call	AA	747,782
600	5.000%, 10/01/24	No Opt. Call	AA	729,546
1,215	5.000%, 10/01/25	10/24 at 100.00	AA	1,465,642
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	2,038,919

8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	A	8,350,160

	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006A:
4,970	5.000%, 2/15/36 (Pre-refunded 2/15/16)	2/16 at 100.00	AA– (4)	5,040,176
540	5.250%, 2/15/40 (Pre-refunded 2/15/16)	2/16 at 100.00	AA– (4)	548,019

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33	7/23 at 100.00	A+	3,156,780
2,500	5.250%, 1/01/34	7/23 at 100.00	A+	2,862,450

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	3,330,236

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	5,992,750

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA–	9,189,991
10,000	5.250%, 8/15/29	8/23 at 100.00	AA–	11,567,600

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A	582,950
720	5.000%, 10/01/28	10/24 at 100.00	A	832,090
1,000	5.000%, 10/01/29	10/24 at 100.00	A	1,148,730
1,360	5.000%, 10/01/31	10/24 at 100.00	A	1,541,846
1,215	5.000%, 10/01/33	10/24 at 100.00	A	1,369,439

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA–	3,378,542

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Baa2	1,884,660
940	5.000%, 4/01/22	No Opt. Call	Baa2	1,060,583
2,015	5.000%, 4/01/24	4/22 at 100.00	Baa2	2,180,754

Nuveen Investments	101

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
$500	4.000%, 2/01/17	No Opt. Call	N/R	$509,370
500	4.000%, 8/01/17	No Opt. Call	N/R	511,655
500	4.250%, 2/01/18	No Opt. Call	N/R	516,125
500	4.250%, 8/01/18	No Opt. Call	N/R	518,630
500	4.500%, 2/01/19	No Opt. Call	N/R	522,925
500	4.500%, 8/01/19	No Opt. Call	N/R	525,195
500	4.750%, 2/01/20	No Opt. Call	N/R	530,795
500	4.750%, 8/01/20	No Opt. Call	N/R	531,665
250	4.750%, 2/01/21	No Opt. Call	N/R	263,928
500	4.750%, 8/01/21	No Opt. Call	N/R	527,730
500	5.000%, 2/01/22	No Opt. Call	N/R	533,815
500	5.000%, 8/01/22	2/22 at 100.00	N/R	531,395
500	5.000%, 8/01/23	2/22 at 100.00	N/R	525,935
500	5.000%, 2/01/24	2/22 at 100.00	N/R	522,085

1,300	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+	1,370,967

1,105	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/16 at 100.00	N/R (4)	1,297,922

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (7)	1/16 at 100.00	N/R	254,300

450	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.750%, 5/15/16	No Opt. Call	N/R	458,465

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,000	5.000%, 2/01/25	8/24 at 100.00	A	1,182,660
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,166,720
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,089,269
1,750	5.000%, 2/01/29	8/24 at 100.00	A	1,988,735
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,039,768
119,805	Total Indiana			128,421,614

	Iowa – 1.5%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25	6/20 at 100.00	A2	1,110,750
2,000	5.250%, 6/15/26	6/20 at 100.00	A2	2,211,920
3,135	5.250%, 6/15/27	6/20 at 100.00	A2	3,451,322
2,000	5.375%, 6/15/28	6/20 at 100.00	A2	2,204,580
2,035	5.500%, 6/15/29	6/20 at 100.00	A2	2,249,855
1,000	5.500%, 6/15/30	No Opt. Call	A2	1,102,860

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA	2,060,909
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	2,148,174
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	1,717,326
1,000	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	1,124,110

10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	11,096,700

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
$2,000	5.250%, 7/01/16	No Opt. Call	BB+	$2,043,900
820	5.000%, 7/01/19	7/16 at 100.00	BB+	832,587

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,880,548
6,820	5.000%, 7/01/28	7/23 at 100.00	A1	7,733,062

8,640	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	9,195,206

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25	9/20 at 100.00	BB	1,310,050

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22	6/20 at 100.00	AA	2,239,860
57,595	Total Iowa			63,713,719

	Kansas – 1.4%

16,455	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	17,123,237

10,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	10,406,100

1,470	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	1,609,385

1,405	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 4.500%, 11/15/17	11/15 at 100.00	A2	1,409,847

2,200	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	Aa2	2,514,820

3,175	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29	11/17 at 100.00	Aa2	3,395,536

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	1,983,145

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+	1,068,900

820	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 5.750%, 11/15/15	No Opt. Call	N/R	821,074

55	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa	55,681

10,060	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	12,125,318

	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,900	5.000%, 9/01/21	No Opt. Call	A+	2,251,918
660	5.000%, 9/01/22	No Opt. Call	A+	789,472
1,505	5.000%, 9/01/23	No Opt. Call	A+	1,812,351

6,315	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	4,647,524
58,870	Total Kansas			62,014,308

Nuveen Investments	103

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 1.8%

$2,450	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	A+	$2,696,838

1,855	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	BBB+	1,861,233

8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	8,866,033

4,735	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	5,046,894

20,700	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	23,047,586

460	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2006, 4.500%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	Aa3 (4)	474,393

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	7,997,640

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,556,597
3,280	5.000%, 7/01/28 (Alternative Minimum Tax)	7/24 at 100.00	A+	3,796,370

1,135	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	1,226,436

4,420	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	4,469,283

10,200	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	10,331,172

2,045	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,107,229

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
1,255	6.000%, 3/01/22	No Opt. Call	A3	1,467,446
1,320	6.250%, 3/01/23	No Opt. Call	A3	1,542,816
1,285	6.250%, 3/01/24	3/21 at 100.00	A3	1,490,266

1,435	University of Kentucky, General Receipts Bonds, Series 2014B, 5.000%, 4/01/17	No Opt. Call	AA	1,527,385
73,070	Total Kentucky			79,505,617

	Louisiana – 1.8%

5,035	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB	5,054,536

	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
970	5.000%, 2/01/23	No Opt. Call	AA	1,166,774
505	5.000%, 2/01/24	No Opt. Call	AA	611,691
800	5.000%, 2/01/25	No Opt. Call	AA	976,200

475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA	556,757

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
$1,330	5.000%, 6/01/17 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	$1,366,801
40	5.000%, 6/01/21 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	41,107
865	5.000%, 6/01/22 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	888,935

245	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1, 5.875%, 6/01/23	6/18 at 100.00	AA	273,873

5	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 – AGC Insured	6/18 at 100.00	AA	5,629

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,275	5.000%, 2/01/28	2/24 at 100.00	AA–	2,626,146
2,850	5.000%, 2/01/29	2/24 at 100.00	AA–	3,263,849
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,273,180

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,000	6.750%, 12/15/37 (7)	12/17 at 100.00	N/R	1,287,140
320	6.000%, 12/15/37 (7)	1/16 at 100.00	N/R	175,891

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	16,490

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
1,465	5.000%, 5/15/16	No Opt. Call	Baa1	1,498,212
3,735	5.000%, 5/15/20	5/17 at 100.00	Baa1	3,972,621

550	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.000%, 5/15/16 (ETM)	No Opt. Call	N/R (4)	564,212

1,420	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.000%, 5/15/20 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	1,517,582

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,000	5.000%, 7/01/22	No Opt. Call	A	1,190,920
2,750	5.000%, 7/01/29	7/23 at 100.00	A	3,130,270
5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,643,850
3,835	5.000%, 7/01/32	7/23 at 100.00	A	4,292,707

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	AA–	1,317,033
5,070	5.000%, 9/01/31	9/23 at 100.00	AA–	5,679,211
4,000	5.000%, 9/01/32	9/23 at 100.00	AA–	4,466,000

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	A+	4,720,055
3,940	5.000%, 12/01/20	No Opt. Call	A+	4,545,893
5,400	5.000%, 12/01/21	No Opt. Call	A+	6,275,340

Nuveen Investments	105

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
$1,100	5.000%, 6/01/20	No Opt. Call	A	$1,267,585
100	5.000%, 6/01/24	No Opt. Call	A	118,212
500	5.000%, 6/01/25	6/24 at 100.00	A	581,050
500	5.000%, 6/01/26	6/24 at 100.00	A	575,875
500	5.000%, 6/01/27	6/24 at 100.00	A	570,350
330	5.000%, 6/01/28	6/24 at 100.00	A	373,134
570	5.000%, 6/01/29	6/24 at 100.00	A	640,560

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	A3	546,910

5,000	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	5,331,200
72,315	Total Louisiana			79,403,781

	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	1,135,480
3,850	6.750%, 7/01/41	7/21 at 100.00	BBB–	4,365,361

630	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	673,829

110	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 (Pre-refunded 1/01/18) – FGIC Insured	1/18 at 100.00	A1 (4)	118,048

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	4.000%, 7/01/18	No Opt. Call	BBB+	532,310
225	4.000%, 7/01/20	No Opt. Call	BBB+	244,231
290	5.000%, 7/01/22	No Opt. Call	BBB+	331,696
6,605	Total Maine			7,400,955

	Maryland – 0.4%

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA	594,930
1,000	5.000%, 7/01/26	1/24 at 100.00	AA	1,194,690
1,715	5.000%, 7/01/27	1/24 at 100.00	AA	2,029,994

60	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/16 at 100.00	Aa2	60,202

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	273,048

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A2	2,233,700

7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25	7/24 at 100.00	BBB	9,298,056

2,475	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011A, 5.000%, 3/15/19	No Opt. Call	AAA	2,815,956

700	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.000%, 11/01/15	No Opt. Call	BBB+	700,063
16,525	Total Maryland			19,200,639

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 1.8%

$8,690	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Series 2014A, 3.625%, 11/01/44	No Opt. Call	AA+	$8,573,120

2,375	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	2,756,449

10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AA+	11,868,800

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	BBB	887,146
680	5.000%, 7/01/27	7/24 at 100.00	BBB	719,916
925	5.000%, 7/01/28	7/24 at 100.00	BBB	973,442
960	5.000%, 7/01/29	7/24 at 100.00	BBB	1,007,088

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,595,475

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
710	5.000%, 10/01/17	No Opt. Call	N/R	738,975
515	5.000%, 10/01/18	10/17 at 100.00	N/R	533,962
450	5.250%, 10/01/37	4/16 at 101.00	N/R	454,662

	Massachusetts Development Finance Agency, Revenue Bonds, Roxbury Latin School, Series 2014A:
290	3.250%, 7/01/33	7/25 at 100.00	AA–	287,692
1,935	3.500%, 7/01/44	7/25 at 100.00	AA–	1,811,450

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21	7/20 at 100.00	Baa2	992,025
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,896,651
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,855,091

810	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	841,655

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22	10/19 at 100.00	Baa1	551,030
2,595	5.500%, 10/15/26	10/19 at 100.00	Baa1	2,859,534

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	3,444,000

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
140	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	140,288
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	50,102
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	1,467,974

27,360	Massachusetts State, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+	28,905,838

915	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 – AGM Insured	2/17 at 100.00	AA	956,715

530	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 (Pre-refunded 2/01/17) – AGM Insured	2/17 at 100.00	AA (4)	557,544
72,615	Total Massachusetts			77,726,624

Nuveen Investments	107

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 2.8%

$790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 – AGM Insured	5/18 at 100.00	Aa1	$848,981

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB	2,072,231
2,650	0.000%, 7/01/23	No Opt. Call	BB	1,692,794
2,880	0.000%, 7/01/24	No Opt. Call	BB	1,723,046

1,206	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	1/16 at 100.00	N/R	1,207,781

1,020	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 3.625%, 12/01/32	12/24 at 100.00	A+	1,017,113

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA	2,938,755

6,574	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-6A, 5.250%, 4/01/17 – AMBAC Insured	1/16 at 100.00	A–	6,584,356

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	4,012,413

10,115	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,231,323

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18 (Pre-refunded 7/15/17)	7/17 at 100.00	A1 (4)	2,151,780
3,530	5.000%, 7/15/19 (Pre-refunded 7/15/17)	7/17 at 100.00	A1 (4)	3,797,892

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R	1,904,187

5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,717,600

5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	6,203,596

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,797,104

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,260	5.500%, 6/01/17	6/16 at 100.00	AA–	1,292,949
1,330	5.500%, 6/01/18	6/16 at 100.00	AA–	1,362,080

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,625,663

1,300	Romulus Economic Development Corporation, Michigan, Limited Obligation Revenue Refunding Bonds, Romulus HIR LP Project, Series 1992, 7.000%, 11/01/15 (ETM)	10/15 at 100.00	N/R (4)	1,300,247

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A1	1,148,220
2,000	5.000%, 9/01/27	3/24 at 100.00	A1	2,277,960
2,555	5.000%, 9/01/28	3/24 at 100.00	A1	2,880,763
3,770	5.000%, 9/01/29	3/24 at 100.00	A1	4,216,594
5,000	5.000%, 9/01/30	3/24 at 100.00	A1	5,562,800
2,270	5.000%, 9/01/31	3/24 at 100.00	A1	2,509,916

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
$4,885	5.000%, 5/01/20	No Opt. Call	Aa1	$5,639,928
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	5,605,520
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	4,487,307

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,387,920

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (Alternative Minimum Tax)	12/25 at 100.00	A	4,087,875
5,295	5.000%, 12/01/33 (Alternative Minimum Tax)	12/25 at 100.00	A	5,758,260
5,000	5.000%, 12/01/34 (Alternative Minimum Tax)	12/25 at 100.00	A	5,424,450

1,300	Western Michigan University, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/23 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,438,515
116,060	Total Michigan			122,907,919

	Minnesota – 0.6%

1,590	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.375%, 2/01/17	2/16 at 100.00	N/R	1,601,830

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	1,937,994

500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/29	11/24 at 100.00	A3	576,890

2,115	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	2,458,370

2,650	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/18 (ETM)	No Opt. Call	BBB+ (4)	2,947,277

1,240	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	BBB+ (4)	1,353,857

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A:
2,500	5.000%, 1/01/25	1/24 at 100.00	A	3,010,375
3,000	5.000%, 1/01/32	1/24 at 100.00	A	3,408,480

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R	1,299,829
815	5.500%, 5/01/21	5/17 at 100.00	N/R	842,286

425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	453,917

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A–	723,145

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B:
2,000	5.000%, 5/01/23	No Opt. Call	A1	2,381,600
1,500	5.000%, 5/01/24	No Opt. Call	A1	1,795,605

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21 (Pre-refunded 11/15/16)	11/16 at 100.00	Aaa	1,050,880

Nuveen Investments	109

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	$1,116,210

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	481,042
24,425	Total Minnesota			27,439,587

	Mississippi – 0.4%

6,255	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/16 at 100.00	BBB	6,379,412

1,440	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/16	No Opt. Call	BBB+	1,485,605

8,860	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28	12/23 at 100.00	AA+	10,440,358
16,555	Total Mississippi			18,305,375

	Missouri – 1.8%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	B	1,244,950
3,030	5.000%, 6/01/20	6/17 at 100.00	B	3,029,364

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
1,100	3.000%, 12/30/24	12/23 at 100.00	A+	1,159,554
2,000	4.125%, 12/30/33	12/23 at 100.00	A+	2,101,780

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,066,140

1,515	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 4.450%, 3/01/16	No Opt. Call	BBB+	1,530,498

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 – AGC Insured	4/18 at 100.00	AA	552,738

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	2,202,360

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16 (ETM)	No Opt. Call	Baa2 (4)	1,182,647

1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	1,532,398

220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB+	216,850

1,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 4.000%, 6/01/33	6/24 at 100.00	AA–	1,275,950

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,463,503

430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB+	466,245

930	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005B, 4.375%, 2/01/16	No Opt. Call	BBB+	938,528

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
$1,320	5.000%, 1/01/25	1/24 at 100.00	A2	$1,568,873
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,966,320
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,124,630

4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A–	4,937,919

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 4.200%, 1/01/18 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	1,006,970

4,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 (Pre-refunded 1/01/17) – AMBAC Insured	1/17 at 100.00	A2 (4)	4,563,430

370	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	1/16 at 100.00	N/R	370,044

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
11,500	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	12,426,555
17,305	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	19,914,247

1,200	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,275,624

7,370	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB+	8,012,296

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	1/16 at 100.00	N/R	500,200
71,715	Total Missouri			78,630,613

	Montana – 0.1%

	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A:
490	5.750%, 5/15/16	No Opt. Call	N/R	502,108
1,675	6.000%, 5/15/25	5/16 at 100.00	N/R	1,718,634

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,799,600
4,665	Total Montana			5,020,342

	Nebraska – 0.8%

1,000	Columbus, Nebraska, Combined Revenue Bonds, Series 2015B, 3.375%, 6/15/35 – AGM Insured	8/20 at 100.00	AA	987,230

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA	1,225,948

9,350	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	10,010,204

600	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2008, 5.750%, 11/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A– (4)	685,980

Nuveen Investments	111

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
$665	4.000%, 6/15/23	6/22 at 100.00	AA–	$741,615
1,830	4.000%, 6/15/24	6/22 at 100.00	AA–	2,016,989
1,265	4.000%, 6/15/25	6/22 at 100.00	AA–	1,382,443

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015:
890	5.000%, 12/15/21	No Opt. Call	AA–	1,061,806
370	5.000%, 12/15/22	No Opt. Call	AA–	447,556

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	AA	817,842
1,000	5.125%, 1/01/23	1/20 at 100.00	AA	1,129,090

2,000	Lancaster County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, BryanLGH Medical Center Project, Refunding Series 2006, 4.000%, 6/01/18	6/16 at 100.00	A1	2,031,380

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	No Opt. Call	A–	6,478,365

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A1	1,728,173
1,500	5.000%, 1/01/24	1/22 at 100.00	A1	1,755,165
950	5.000%, 1/01/25	1/22 at 100.00	A1	1,105,620

600	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	730,602
31,260	Total Nebraska			34,336,008

	Nevada – 3.0%

3,000	Clark County School District, Nevada, General Obligation Bonds, Series 2008A, 5.000%, 6/15/24	6/18 at 100.00	AA–	3,317,610

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	2,324,740
1,000	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A+	1,168,510
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	A+	2,199,551

21,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	24,344,458

25,495	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2008, 5.000%, 6/01/38	No Opt. Call	Aa1	27,665,898

10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015B, 5.000%, 12/01/26	6/25 at 100.00	AA+	12,143,600

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	1,826,830
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,175,680
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	14,571,479

5,685	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Improvement Series 2006A, 5.000%, 6/01/25 – AGM Insured	6/16 at 100.00	AA+	5,836,448

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
$2,035	5.000%, 6/01/24	6/22 at 100.00	AA+	$2,438,663
1,500	5.000%, 6/01/25	6/22 at 100.00	AA+	1,787,940
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,371,100

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
100	4.000%, 6/01/19	No Opt. Call	N/R	102,697
50	4.000%, 6/01/20	No Opt. Call	N/R	51,272
415	5.000%, 6/01/22	No Opt. Call	N/R	445,017

4,660	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,638,134

11,130	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	13,354,553

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
2,265	5.000%, 7/01/22	7/21 at 100.00	AA	2,660,628
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,433,692

1,510	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/43	2/19 at 100.00	A+	1,655,791
115,460	Total Nevada			132,514,291

	New Hampshire – 0.2%

895	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds, Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)	1/26 at 100.00	A	875,059

140	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006, 5.000%, 7/01/16	No Opt. Call	A–	143,892

305	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006, 5.000%, 7/01/16, (ETM)	No Opt. Call	N/R (4)	314,547

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+	6,368,236

1,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/21	6/16 at 100.00	BBB	1,010,960

1,300	New Hampshire Municipal Bond Bank, Non – State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA+	1,380,704
9,300	Total New Hampshire			10,093,398

	New Jersey – 4.8%

535	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	599,949

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
2,135	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	2,205,199
4,320	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	4,462,042

Nuveen Investments	113

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$1,100	5.000%, 6/15/17	No Opt. Call	BBB+	$1,155,099
5,505	5.000%, 6/15/19	No Opt. Call	BBB+	5,995,991
5,905	5.000%, 6/15/20	No Opt. Call	BBB+	6,476,899
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	15,341,738
2,330	5.000%, 6/15/22	No Opt. Call	BBB+	2,559,691
1,000	5.000%, 6/15/22	No Opt. Call	AA	1,143,990
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,816,938
2,965	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,203,149
7,580	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,135,159
4,950	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,277,987
900	4.250%, 6/15/27	6/22 at 100.00	BBB+	908,676
4,625	5.000%, 6/15/28	No Opt. Call	BBB+	4,865,130

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	1,493,748
1,715	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,895,058

25,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A–	26,121,999

8,075	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/17 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	AA+ (4)	8,127,003

1,340	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	AA–	591,543

10,050	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	10,890,683

3,670	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	3,923,707

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
20,200	5.000%, 6/15/21	No Opt. Call	A–	21,920,837
14,000	5.000%, 6/15/22	No Opt. Call	A–	15,173,899

5,615	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	6,128,155

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
4,965	3.000%, 1/01/20	No Opt. Call	A3	4,978,406
2,950	3.000%, 1/01/21	No Opt. Call	A3	2,954,130

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
10,330	4.500%, 6/01/23	6/17 at 100.00	BB	10,399,728
5,075	4.625%, 6/01/26	6/17 at 100.00	B+	4,969,186
20,570	5.000%, 6/01/29	6/17 at 100.00	B	18,146,647
199,930	Total New Jersey			207,862,366

	New Mexico – 0.4%

14,850	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	16,817,773

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 5.2%

$4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	$4,593,261

	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	361,740
500	5.000%, 1/01/25	No Opt. Call	A+	606,410

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,673,068

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA	8,362,640

6,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	7,896,292

	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A:
10,000	5.000%, 5/15/24	5/22 at 100.00	AA	11,845,400
9,230	5.000%, 5/15/25	5/22 at 100.00	AA	10,991,822

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
160	0.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	157,368
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	96,206
540	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	455,620

1,755	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/19 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	1,803,649

325	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 (Pre-refunded 6/01/16)	6/16 at 100.00	A– (4)	334,009

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C:
35	5.000%, 9/01/35 (Pre-refunded 9/01/16) – AGC Insured	9/16 at 100.00	AA (4)	36,372
460	5.000%, 9/01/35 (Pre-refunded 9/01/16)	9/16 at 100.00	A– (4)	478,032

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
1,385	5.000%, 12/01/17	12/16 at 100.00	A–	1,454,444
1,645	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	AA–	1,723,236
1,060	5.000%, 12/01/22	12/16 at 100.00	A–	1,108,516

5,400	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	A–	6,085,152

380	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 6.250%, 4/01/33 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	448,168

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
160	5.000%, 4/01/19	No Opt. Call	A–	180,051
225	5.250%, 4/01/20	4/19 at 100.00	A–	250,819
545	5.250%, 4/01/21	4/19 at 100.00	A–	606,111
1,745	5.500%, 4/01/22	4/19 at 100.00	A–	1,949,723
260	5.000%, 4/01/23	4/19 at 100.00	A–	284,032

Nuveen Investments	115

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
$850	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	AA–	$869,763
1,020	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	1,085,566
8,935	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	9,329,480

1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16 (ETM)	No Opt. Call	A– (4)	1,228,740

1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,406,776

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.000%, 11/15/23	No Opt. Call	AA–	1,210,880

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	BBB+	734,137
2,455	5.000%, 7/01/32	7/24 at 100.00	BBB+	2,733,053

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	BBB+	1,707,810
1,000	5.000%, 7/01/29	7/24 at 100.00	BBB+	1,130,850

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,105,080

10,180	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16 (ETM)	No Opt. Call	AAA	10,663,041

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A. RMKT, 5.000%, 8/01/19	No Opt. Call	AA	11,438,200

20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	AA	23,426,399

980	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA	1,062,545

20,255	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18 (Pre-refunded 10/01/17)	10/17 at 100.00	Aa2 (4)	21,957,229

16,905	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	19,124,118

9,090	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	10,061,903

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013A:
1,715	5.000%, 6/01/20	6/16 at 100.00	AA	1,763,380
1,675	5.000%, 6/01/21	6/16 at 100.00	AA	1,722,068

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
1,040	5.000%, 6/01/20	6/16 at 100.00	AA	1,069,359
1,535	5.000%, 6/01/21	6/17 at 100.00	AA	1,639,917

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31	7/19 at 100.00	BB	1,055,280

10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	12,159,300

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	$923,591

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	BBB+	2,735,016
2,695	5.000%, 7/01/29	7/24 at 100.00	BBB+	3,004,521
4,200	5.000%, 7/01/30	7/24 at 100.00	BBB+	4,674,054
2,100	5.000%, 7/01/31	7/24 at 100.00	BBB+	2,327,073
1,335	5.000%, 7/01/32	7/24 at 100.00	BBB+	1,476,724
3,080	5.000%, 7/01/33	7/24 at 100.00	BBB+	3,399,735

	Yonkers, New York, General Obligation Bonds, Refunding Series 2015D:
1,000	3.250%, 8/01/30 – AGM Insured	8/25 at 100.00	AA	995,140
840	3.500%, 8/01/34 – AGM Insured	8/25 at 100.00	AA	838,824
203,820	Total New York			228,841,693

	North Carolina – 1.1%

	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
215	5.000%, 7/01/23	No Opt. Call	Aa3	261,588
1,250	5.000%, 7/01/26	7/24 at 100.00	Aa3	1,505,700
950	5.000%, 7/01/27	7/24 at 100.00	Aa3	1,127,147

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	638,841

900	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB	975,960

1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 2008A, 5.250%, 1/01/22 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AAA	1,862,554

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,291,200

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,000	5.000%, 1/01/20 (ETM)	No Opt. Call	AAA	5,789,150
10,000	5.000%, 1/01/21 (ETM)	No Opt. Call	AAA	11,846,600

3,550	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	4,007,915

1,430	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	1,589,030

1,545	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/28	1/26 at 100.00	A	1,851,497

11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,754,119

200	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014A, 4.000%, 4/01/19	No Opt. Call	Aa3	219,766
40,950	Total North Carolina			47,721,067

Nuveen Investments	117

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.4%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
$120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	$143,143
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,479,146
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,381,758
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,771,397
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,192,860
2,750	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,280,365

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,330,058

2,410	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/20	7/16 at 100.00	BBB–	2,465,237
14,590	Total North Dakota			17,043,964

	Ohio – 3.7%

1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	2,109,171

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	1,388,205

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
1,875	5.000%, 6/01/16	No Opt. Call	Aaa	1,915,519
135	5.000%, 6/01/17	No Opt. Call	Aa1	142,421

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
45,520	5.125%, 6/01/24	6/17 at 100.00	B–	40,885,152
435	5.875%, 6/01/30	6/17 at 100.00	B–	388,968
550	5.750%, 6/01/34	6/17 at 100.00	B–	482,141

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA	3,552,692

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22	12/19 at 100.00	AA	1,911,922
1,780	5.000%, 12/01/23	12/19 at 100.00	AA	1,997,409

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bond Trust 2456, 18.236%, 12/01/15 (IF)	No Opt. Call	AA+	6,469,152

535	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 3.500%, 12/01/36	12/25 at 100.00	Aa1	525,268

470	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	519,519

2,435	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	2,750,138

1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aa1	1,141,143

750	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/16	No Opt. Call	A	769,298

7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	7,999,587

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
$775	4.000%, 10/01/18	No Opt. Call	A1	$832,776
870	4.000%, 10/01/19	No Opt. Call	A1	950,388
1,150	4.000%, 10/01/20	No Opt. Call	A1	1,268,577
1,205	5.000%, 10/01/21	No Opt. Call	A1	1,399,089
965	5.000%, 10/01/22	No Opt. Call	A1	1,130,266

6,625	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	6,790,426

1,715	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	BBB–	1,723,352

7,500	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	8,956,200

6,960	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,935,653

24,230	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2014A, 5.000%, 9/15/19	No Opt. Call	AA+	27,898,905

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	9,756,994

12,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	14,351,039

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 (Pre-refunded 12/01/18) – AGC Insured	12/18 at 100.00	A2 (4)	576,475

805	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	843,954

2,935	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	2,966,992
152,265	Total Ohio			162,328,791

	Oklahoma – 0.7%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	A+	2,584,952
2,810	4.000%, 9/01/22	9/21 at 100.00	A+	3,060,849
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,524,493

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB–	2,570,998

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
750	5.000%, 9/01/22	No Opt. Call	A–	872,063
500	3.000%, 9/01/23	No Opt. Call	A–	511,225
600	5.000%, 9/01/24	No Opt. Call	A–	702,840
1,505	5.000%, 9/01/25	No Opt. Call	A–	1,772,303

Nuveen Investments	119

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
$6,150	5.000%, 9/01/25	No Opt. Call	AA–	$7,335,167
7,845	5.000%, 9/01/26	9/25 at 100.00	AA–	9,253,099
26,360	Total Oklahoma			30,187,989

	Oregon – 0.7%

4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA	4,826,935

7,500	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2015D, 5.000%, 4/01/21	No Opt. Call	AAA	8,920,725

11,120	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	12,732,622

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	4,558,920
26,765	Total Oregon			31,039,202

	Pennsylvania – 4.0%

1,880	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	2,083,454

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	AA–	1,166,880

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B:
1,750	3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	BBB–	1,775,638
20,815	2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BBB–	20,857,045

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20	8/19 at 100.00	Aa2	1,453,036

	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Chester Medical Center, Refunding Series 2005:
1,275	5.000%, 12/15/15 – RAAI Insured	No Opt. Call	AA	1,282,089
1,405	5.000%, 12/15/17 – RAAI Insured	12/15 at 100.00	AA	1,411,800

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20	10/18 at 100.00	BBB	584,536
565	5.375%, 10/01/21	10/18 at 100.00	BBB	614,901

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,098,260
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,123,889

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
180	4.000%, 6/01/17	No Opt. Call	Baa3	185,956
200	4.000%, 6/01/19	No Opt. Call	Baa3	210,964
360	5.000%, 6/01/22	No Opt. Call	Baa3	399,308
790	5.000%, 6/01/24	6/23 at 100.00	Baa3	860,184
500	5.000%, 6/01/25	6/23 at 100.00	Baa3	540,435
370	5.125%, 6/01/26	6/23 at 100.00	Baa3	401,065
460	5.375%, 6/01/28	6/23 at 100.00	Baa3	503,249

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	$3,270,498

1,300	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A	1,349,439

5,355	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 0.000%, 12/01/40	No Opt. Call	Baa3	5,395,216

3,325	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa2 (4)	3,860,857

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,423,384
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,762,326
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,726,577

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	No Opt. Call	AA	613,515
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,335,429
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	3,001,817
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,436,774
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,479,783

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
2,240	5.000%, 1/01/21	1/19 at 100.00	Aaa	2,502,416
9,575	5.000%, 7/01/21	1/18 at 100.00	Aaa	10,414,249
7,800	5.000%, 1/01/22	7/17 at 100.00	Aaa	8,374,626
11,820	5.000%, 7/01/22	7/16 at 100.00	Aaa	12,191,621

8,740	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	8,985,594

2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/34	No Opt. Call	AA–	1,606,560

16,020	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	17,705,944

12,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A1	14,563,199

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	A–	3,287,460

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	A+	4,384,137

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.997%, 12/01/24	12/17 at 100.00	AA–	10,784,248

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	BBB	1,567,860
730	5.000%, 12/01/20	No Opt. Call	BBB	825,199
1,105	5.000%, 12/01/21	No Opt. Call	BBB	1,257,910
1,625	5.000%, 12/01/22	No Opt. Call	BBB	1,854,873
1,705	5.000%, 12/01/23	6/23 at 100.00	BBB	1,930,145
1,795	5.000%, 12/01/24	6/23 at 100.00	BBB	2,002,394

Nuveen Investments	121

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$30	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	$33,124

45	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured (ETM)	No Opt. Call	A2 (4)	50,193

1,205	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A, 5.500%, 1/01/16 (ETM)	No Opt. Call	N/R (4)	1,215,941
160,630	Total Pennsylvania			172,745,997

	Rhode Island – 0.1%

4,300	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28	9/23 at 100.00	BBB	4,717,831

	South Carolina – 1.5%

12,700	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	13,306,806

2,500	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	AA–	2,795,175

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23 (Pre-refunded 12/01/15)	12/15 at 100.00	A1 (4)	1,506,630
2,000	5.250%, 12/01/24 (Pre-refunded 12/01/15)	12/15 at 100.00	A1 (4)	2,008,840

	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20	No Opt. Call	A	2,128,629
7,500	5.000%, 11/01/27	11/22 at 100.00	A	8,423,400
13,190	5.000%, 11/01/28	11/22 at 100.00	A	14,744,968
1,225	5.000%, 11/01/29	11/22 at 100.00	A	1,361,943

	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,073,821
3,925	5.000%, 8/01/32	No Opt. Call	Baa3	4,159,754

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	1,090,660

6,835	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	7,143,395

500	Spartanburg Regional Health Services District Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2008D, 5.250%, 4/15/20	4/18 at 100.00	AA	550,955

1,450	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A+	1,598,959

1,200	Sumter, South Carolina, Waterworks and Sewer System Revenue Bonds, Improvement Series 2015, 3.375%, 12/01/32	12/25 at 100.00	AA–	1,211,388
59,285	Total South Carolina			64,105,323

	South Dakota – 0.2%

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	628,152
1,000	5.000%, 6/01/24	6/23 at 100.00	AA+	1,199,010

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota (continued)

$1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	A+ (4)	$1,066,380

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,119,820

4,125	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/34	11/24 at 100.00	A+	4,557,383

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (4)	1,671,615
9,150	Total South Dakota			10,242,360

	Tennessee – 1.4%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	A+	2,563,686

2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB+	2,517,344

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,721,541

1,200	Harpeth Valley Utilites District of Davidson and Williamson Counties, Tennessee Utilities Revenue Bonds, Series 2014, 4.000%, 9/01/39	9/24 at 100.00	AA	1,219,620

985	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	1,069,434

2,665	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.250%, 4/01/23 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (4)	2,950,981

750	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.000%, 7/01/18	7/16 at 100.00	BBB+	770,138

5,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	5,167,800

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A	1,550,150
3,180	5.000%, 1/01/23	No Opt. Call	A	3,743,273
1,300	4.000%, 1/01/23	No Opt. Call	A	1,440,283
1,760	5.000%, 1/01/24	No Opt. Call	A	2,054,026

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–	1,716,193
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–	1,803,984
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–	1,433,936

1,035	Memphis, Tennessee, General Improvement Bonds, Series 2005, 5.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA	1,080,116

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–	3,434,271

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–	4,986,408

Nuveen Investments	123

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
$1,000	5.500%, 11/01/20	11/19 at 100.00	AA–	$1,151,230
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–	2,107,157

1,285	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2007A, 5.000%, 5/15/23 (Pre-refunded 5/15/17)	5/17 at 100.00	AA (4)	1,373,973

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19 (Pre-refunded 9/01/16)	9/16 at 100.00	BBB+ (4)	1,454,110

11,910	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,673,633
56,605	Total Tennessee			62,983,287

	Texas – 9.9%

245	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19	2/16 at 100.00	AAA	247,700

865	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19 (Pre-refunded 2/15/16)	2/16 at 100.00	Aaa	875,069

3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	BBB+	3,646,374

3,380	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB+	3,886,527

8,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	9,385,200

1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA	1,231,106

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 – AMBAC Insured	2/17 at 100.00	A–	5,983,834

975	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA	1,015,862

	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007:
5	4.500%, 2/15/27 (Pre-refunded 2/15/17)	2/17 at 100.00	Aa2 (4)	5,263
4,225	4.500%, 2/15/27 (Pre-refunded 2/15/17) – NPFG Insured	2/17 at 100.00	Aa2 (4)	4,445,968

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured	No Opt. Call	AA	2,673,996

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA	1,183,952

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	2,213,540

2,045	Frisco, Collins and Denton Counties, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/16 – AMBAC Insured	No Opt. Call	AA+	2,071,156

875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa	911,566

7,300	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	7,966,490

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18 (Pre-refunded 2/15/17)	2/17 at 100.00	AAA	667,785

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
$875	4.000%, 3/01/21	No Opt. Call	A–	$939,216
500	4.000%, 3/01/22	3/21 at 100.00	A–	532,230
800	4.000%, 3/01/23	3/21 at 100.00	A–	846,672
440	4.250%, 3/01/25	3/21 at 100.00	A–	464,372

1,820	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/23	No Opt. Call	A+	2,142,504

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
3,165	5.000%, 12/01/26	12/24 at 100.00	A+	3,754,038
3,735	5.000%, 12/01/27	12/24 at 100.00	A+	4,403,192
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,501,510
6,115	5.000%, 12/01/29	12/24 at 100.00	A+	7,094,378

5,000	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	6,104,350

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	A1 (4)	2,321,027

6,875	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	1/16 at 100.00	AA+ (4)	7,597,356

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA+	5,861,018
5,385	5.000%, 11/01/23	11/19 at 100.00	AA+	6,157,586
5,660	5.000%, 11/01/24	11/19 at 100.00	AA+	6,458,003

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.443%, 11/01/41 (IF) (8)	11/21 at 100.00	AA+	3,337,807

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
285	5.000%, 11/15/22	No Opt. Call	A3	332,772
425	5.000%, 11/15/23	No Opt. Call	A3	499,898

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,764,549
4,460	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,321,494
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,839,389
11,525	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,496,467

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	BB–	2,319,032
2,380	5.000%, 7/01/20	No Opt. Call	BB–	2,423,959

1,180	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	BB–	1,262,989

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
905	5.250%, 9/01/24	9/16 at 100.00	A2	940,223
985	5.250%, 9/01/25	9/16 at 100.00	A2	1,020,884
610	5.250%, 9/01/26	9/16 at 100.00	A2	631,387

Nuveen Investments	125

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
$5,450	5.250%, 9/01/24 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	$5,673,123
5,935	5.250%, 9/01/25 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	6,177,979
3,685	5.250%, 9/01/26 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	3,835,864

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	6,448,640
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	2,931,103

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A	2,185,912
2,025	5.000%, 7/01/26	7/21 at 100.00	A	2,323,303

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A	20,952,789
5,000	5.000%, 7/01/32	7/22 at 100.00	A	5,593,800

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 – AMBAC Insured	2/17 at 100.00	AA–	745,638

2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA–	2,285,960

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	1/16 at 100.00	AA	6,099,968

1,315	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008, 4.375%, 2/15/23 (Pre-refunded 2/15/17) – AGM Insured	2/17 at 100.00	AA (4)	1,381,828

1,245	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008, 4.000%, 2/15/18 – AGM Insured	2/17 at 100.00	AA	1,297,937

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,189,320
2,025	5.000%, 11/01/27 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,381,663
1,570	5.000%, 11/01/28 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,832,206
2,000	5.000%, 11/01/29 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,315,360
2,000	5.000%, 11/01/30 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,296,840

2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	2,189,500

510	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007, 5.000%, 11/01/16	No Opt. Call	BBB	521,276

770	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/22 (Pre-refunded 2/15/16)	2/16 at 100.00	AAA	780,926

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	Baa2	3,275,963
2,720	5.250%, 12/01/28	12/25 at 100.00	Baa2	2,998,827

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,340	5.000%, 8/15/24	8/22 at 100.00	Aa2	5,170,936
4,710	5.000%, 8/15/25	8/22 at 100.00	Aa2	5,572,778
3,920	5.000%, 8/15/26	8/22 at 100.00	Aa2	4,603,491
7,025	5.000%, 8/15/27	8/22 at 100.00	Aa2	8,200,985

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
$8,600	5.250%, 9/01/25	9/21 at 100.00	AA+	$10,292,738
5,005	5.250%, 9/01/26	9/21 at 100.00	AA+	5,941,085

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,370	0.000%, 9/01/43	9/31 at 100.00	AA+	2,145,514
9,130	0.000%, 9/01/45	9/31 at 100.00	AA+	9,091,471

305	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A1	333,701

2,200	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24 (Pre-refunded 1/01/18)	1/18 at 100.00	N/R (4)	2,447,808

3,095	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Pre-refunded 1/01/16)	1/16 at 100.00	A1 (4)	3,124,310

1,020	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 4.500%, 2/15/26 (Pre-refunded 2/15/16)	2/16 at 100.00	Aaa	1,032,944

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25	2/18 at 100.00	Aaa	1,092,850

875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA+	915,976

1,575	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	1,615,714

	San Antonio, Texas, General Obligation Bonds, Series 2006:
400	4.125%, 2/01/19	2/16 at 100.00	AAA	403,844
460	4.250%, 2/01/20	2/16 at 100.00	AAA	464,572

	San Antonio, Texas, General Obligation Bonds, Series 2006:
600	4.125%, 2/01/19 (Pre-refunded 2/01/16)	2/16 at 100.00	N/R (4)	606,072
680	4.250%, 2/01/20 (Pre-refunded 2/01/16)	2/16 at 100.00	N/R (4)	687,092

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+	606,510

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA	910,742

4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	5,451,138

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,408,964

5,020	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Refunding Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA	5,310,357

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA	2,424,215

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,822,950

20,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2006, 5.000%, 4/01/24 (Pre-refunded 4/01/16)	4/16 at 100.00	AAA	20,404,799

2,055	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA	2,187,917

Nuveen Investments	127

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,250	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/22	No Opt. Call	AAA	$3,956,778

	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008:
1,660	5.000%, 4/01/25 (Pre-refunded 4/01/18)	4/18 at 100.00	AAA	1,829,469
16,905	5.000%, 4/01/25 (Pre-refunded 4/01/18)	4/18 at 100.00	AAA	18,630,830

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	AAA	1,617,990

2,600	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	2,865,928

16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	18,093,074

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1	5,198,700
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1	11,725,445

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A	2,809,847
2,900	4.000%, 8/15/19	No Opt. Call	A	3,132,522
3,015	4.000%, 8/15/20	No Opt. Call	A	3,276,310
3,135	4.000%, 8/15/21	No Opt. Call	A	3,413,827

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/18	2/17 at 100.00	AAA	529,350

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–	1,067,540

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	10,471,056
394,200	Total Texas			433,385,554

	Utah – 0.5%

6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,900,822

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23	9/22 at 100.00	A–	3,885,890
2,000	5.000%, 9/01/25	9/22 at 100.00	A–	2,322,320
2,265	5.000%, 9/01/26	9/22 at 100.00	A–	2,606,426

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.902%, 7/01/21 (Pre-refunded 7/01/18) (IF)	7/18 at 100.00	AAA	1,808,400
2,500	17.902%, 7/01/22 (Pre-refunded 7/01/18) (IF)	7/18 at 100.00	AAA	3,616,800
17,700	Total Utah			21,140,658

	Virgin Islands – 0.2%

6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	6,641,760

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia – 0.0%

$750	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	No Opt. Call	N/R	$756,645

1,260	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,375,000
2,010	Total Virginia			2,131,645

	Washington – 1.2%

2,950	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – NPFG Insured	1/17 at 100.00	AA–	3,097,441

1,980	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 (Pre-refunded 1/01/17)	1/17 at 100.00	AA– (4)	2,086,742

1,580	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	1,660,106

555	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA+ (4)	584,565

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+	303,157

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2	1,178,607

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,618,480

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,435	5.000%, 1/01/26	7/25 at 100.00	A	1,684,159
1,250	5.000%, 1/01/27	7/25 at 100.00	A	1,449,900

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,250	5.000%, 11/15/22	No Opt. Call	A+	1,480,638
2,000	5.000%, 11/15/24	5/24 at 100.00	A+	2,433,680

1,330	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	1,480,303

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,805	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	2,143,040
2,000	6.750%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,410,480

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1	3,545,295

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 18.138%, 1/01/16 (IF)	No Opt. Call	AA+	4,119,374

6,460	Washington, General Obligation Bonds, Series 1992B and Series 1992AT-7, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+	6,822,600

3,010	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/16 – FGIC Insured	No Opt. Call	AA+	3,009,338

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa3	4,734,116
45,715	Total Washington			50,842,021

Nuveen Investments	129

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia – 0.1%

$1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	No Opt. Call	A3	$1,160,780

1,645	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2008E, 5.375%, 6/01/28	12/18 at 100.00	A	1,798,939
2,645	Total West Virginia			2,959,719

	Wisconsin – 3.8%

2,000	Franklin, Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin, Inc. Project, Series 2006A, 4.950%, 11/01/16 (Mandatory put 5/01/16) (Alternative Minimum Tax)	No Opt. Call	A–	2,041,980

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	Aa3	388,771
460	5.000%, 4/01/22	No Opt. Call	Aa3	549,562

	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
590	5.000%, 12/01/26	11/24 at 100.00	Aa3	694,542
3,855	5.000%, 12/01/27	11/24 at 100.00	Aa3	4,497,089

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A:
1,020	5.000%, 7/15/25	7/21 at 100.00	A2	1,171,001
14,370	5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	16,288,538

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa2	2,293,934

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B:
1,400	4.350%, 8/15/19	No Opt. Call	AA	1,569,078
8,670	5.500%, 8/15/29	2/20 at 100.00	AA	9,831,520

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	2,035,980

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+	2,391,662
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+	2,621,758

2,625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	2,763,469

4,370	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aa3	4,812,419

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/24	8/22 at 100.00	AA	2,036,685

4,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,802,810

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
2,455	5.250%, 8/15/19	8/16 at 100.00	A–	2,539,354
11,955	5.250%, 8/15/20	8/16 at 100.00	A–	12,365,774

130	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21		8/16 at 100.00	A–	$10,378,937

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
815	5.000%, 12/15/23		No Opt. Call	AA–	974,471
1,200	5.000%, 12/15/25		12/24 at 100.00	AA–	1,417,404

450	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)		No Opt. Call	N/R (4)	472,991

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
9,000	6.000%, 5/01/27		5/19 at 100.00	AA–	10,451,700
1,920	6.000%, 5/01/33		5/19 at 100.00	AA–	2,223,053
5,215	5.750%, 5/01/33		5/19 at 100.00	AA–	5,980,197
35,170	6.000%, 5/01/36		5/19 at 100.00	AA–	40,721,231

5,800	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24		5/22 at 100.00	AA	6,963,132

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
1,100	5.000%, 7/01/24 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	1,259,621
3,340	5.000%, 7/01/25 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	3,824,667
3,980	5.000%, 7/01/26 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	4,557,538
147,100	Total Wisconsin				164,920,868

	Wyoming – 0.1%

5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30		9/23 at 100.00	BBB–	5,899,081
$3,921,819	Total Municipal Bonds (cost $4,068,233,206)				4,270,003,568

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$214	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$10,676

57	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	3.000%	7/15/55	N/R	2,271
$271	Total Corporate Bonds (cost $24,234)				12,947
	Total Long-Term Investments (cost $4,068,257,440)				4,270,016,515

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.3%

	MUNICIPAL BONDS – 0.3%

	California – 0.3%

$3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (WI/DD, Settling 11/10/15) (Alternative Minimum Tax) (11)		No Opt. Call	A-2	$3,530,000

Nuveen Investments	131

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,805	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (WI/DD, Settling 11/10/15) (Alternative Minimum Tax) (11)	No Opt. Call	A-2	$6,805,000

2,200	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/31/15 (10)	No Opt. Call	N/R	2,206,028

215	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/31/15 (10)	No Opt. Call	N/R	215,589

325	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/31/15 (10)	No Opt. Call	N/R	325,891
$13,075	Total Short-Term Investments (cost $13,075,000)			13,082,508
	Total Investments (cost $4,081,332,440) – 98.1%			4,283,099,023
	Other Assets Less Liabilities – 1.9%			84,081,484
	Net Assets – 100%			$4,367,180,507

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.400% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.400% coupon and May 15, 2017 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has cease accruing additional income on the Fund’s records.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.500% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.500% coupon and May 15, 2018 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has cease accruing additional income on the Fund’s records.

(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(10)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)	Investment has a maturity of more than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

132	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.5%

	MUNICIPAL BONDS – 97.5%

	Alabama – 0.4%

$6,265	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.650%, 6/01/34 (Mandatory put 3/20/17)	No Opt. Call	A1	$6,347,823

11,700	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 0.000%, 7/15/34	No Opt. Call	A1	11,815,127
17,965	Total Alabama			18,162,950

	Alaska – 0.4%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,865,698
3,565	5.000%, 1/01/26 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	3,986,347

	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	2,923,800
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,525,090

5,295	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	1/16 at 100.00	Ba1	5,296,006
14,555	Total Alaska			15,596,941

	Arizona – 3.9%

3,355	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2015B, 5.000%, 7/01/20	No Opt. Call	AA	3,922,263

55	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	Aa2	56,742

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,000	3.000%, 2/01/16	No Opt. Call	BBB+	1,006,190
1,000	4.000%, 2/01/17	No Opt. Call	BBB+	1,039,680
2,000	5.000%, 2/01/18	No Opt. Call	BBB+	2,169,380

2,980	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	AA–	3,109,362

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA	12,456,201
810	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	876,363

7,785	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 (Pre-refunded 3/01/18) – AGM Insured	3/18 at 100.00	AA (4)	8,550,188

	Arizona State, Certificates of Participation, Series 2010A:
4,700	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	4,899,092
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	12,912,834
2,970	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,405,075

Nuveen Investments	133

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
$1,945	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA	$2,005,956
2,480	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	2,659,676
5,140	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	5,690,237
95	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	110,034

	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014:
4,000	5.000%, 7/01/23	No Opt. Call	AAA	4,917,960
1,500	5.000%, 7/01/24	No Opt. Call	AAA	1,865,970

	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
675	5.000%, 7/01/18	No Opt. Call	AA–	746,314
335	5.000%, 7/01/19	No Opt. Call	AA–	380,818
575	5.000%, 7/01/20	No Opt. Call	AA–	667,684
750	5.000%, 7/01/21	No Opt. Call	AA–	882,788

2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	AA–	2,282,462

11,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico Palo Verde Project, Series 2010A, 2.400%, 6/01/43 (Mandatory put 6/01/20)	No Opt. Call	BBB	11,148,060

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
500	4.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	548,970
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	638,630
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,750,249
750	4.000%, 7/01/22 – AGC Insured	No Opt. Call	AA	839,993

1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	A+	1,435,595

1,250	Maricopa County Unified School District 90 Saddle Mountain, Arizona, General Obligation Bonds, School Improvement Project 2013, Series 2014, 5.000%, 7/01/18 – MAC Insured	No Opt. Call	AA	1,384,863

3,800	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	4,053,194

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	Aa2	1,600,147
2,225	4.000%, 7/01/21	No Opt. Call	Aa2	2,524,329
2,055	4.000%, 7/01/22	No Opt. Call	Aa2	2,344,858

	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,020	5.000%, 7/01/16	No Opt. Call	AA	2,084,559
2,080	5.000%, 7/01/21	No Opt. Call	AA	2,472,413
4,015	5.000%, 7/01/22	No Opt. Call	AA	4,833,016

3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,337,096

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	6,281,933
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	7,259,483

10	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A3	10,396

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
$1,285	5.000%, 8/01/22	No Opt. Call	AA–	$1,527,428
2,000	5.000%, 8/01/23	No Opt. Call	AA–	2,395,260
2,000	5.000%, 8/01/24	No Opt. Call	AA–	2,411,300

1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA–	1,205,650

19,770	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1	21,203,125

755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A–	788,884

1,225	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	1,178,511
147,915	Total Arizona			162,871,211

	Arkansas – 0.3%

3,010	Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds, Entergy Arkansas, Inc. Project, Series 2013, 1.550%, 10/01/17	No Opt. Call	A–	3,055,270

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	3.000%, 7/01/17	No Opt. Call	A+	519,560
500	5.000%, 7/01/19	No Opt. Call	A+	569,935
670	5.000%, 7/01/21	No Opt. Call	A+	791,806

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A+	588,300
1,740	5.000%, 12/01/23	No Opt. Call	A+	2,058,385
2,000	5.000%, 12/01/24	No Opt. Call	A+	2,382,900

1,265	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/20	No Opt. Call	Aa2	1,490,069
10,185	Total Arkansas			11,456,225

	California – 3.6%

455	Anaheim Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Redevelopment Project Areas, Series 2007A, 5.000%, 2/01/16 – AGM Insured	No Opt. Call	AA	460,155

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L:
3,935	5.000%, 5/01/16	No Opt. Call	AA+	4,031,880
2,595	5.000%, 5/01/17	No Opt. Call	AA+	2,774,911

4,785	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA+	4,879,025

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory put 10/15/19)	No Opt. Call	AA–	4,596,520

5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	5,915,890

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I:
4,440	5.000%, 11/01/16	No Opt. Call	A+	4,649,968
3,675	5.000%, 11/01/17	No Opt. Call	A+	3,997,151

Nuveen Investments	135

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,865	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.000%, 7/01/16 (ETM)	No Opt. Call	Aaa	$1,924,792

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
235	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	272,045
125	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	144,705

750	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A	894,345

5,105	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A, 5.000%, 4/01/16	No Opt. Call	A+	5,204,701

2,310	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014B, 3.000%, 8/01/21	11/16 at 100.00	AA–	2,345,597

650	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	652,080

2,000	Contra Costa Transportation Authority, California, Sales Tax Revenue Bonds, Series 2015A, 5.000%, 3/01/22	No Opt. Call	AAA	2,425,200

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
845	4.000%, 1/01/16	No Opt. Call	BBB–	850,239
2,260	4.000%, 1/01/18	No Opt. Call	BBB–	2,370,469
2,350	5.000%, 1/01/19	No Opt. Call	BBB–	2,541,690
2,470	5.000%, 1/01/20	No Opt. Call	BBB–	2,708,355
2,590	5.000%, 1/01/21	No Opt. Call	BBB–	2,861,691

	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2014B:
5,200	5.000%, 6/01/22	No Opt. Call	AAA	6,349,512
2,775	5.000%, 6/01/23	No Opt. Call	AAA	3,434,784

	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A:
2,700	5.000%, 6/01/23	No Opt. Call	AAA	3,341,952
2,150	5.000%, 6/01/24	No Opt. Call	AAA	2,690,510

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A–1:
2,665	5.000%, 6/01/16	No Opt. Call	Aaa	2,730,452
27,865	4.500%, 6/01/27	6/17 at 100.00	B+	27,346,152
650	5.000%, 6/01/33	6/17 at 100.00	B	579,872

11,250	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011C, 4.500%, 3/01/41 (Pre-refunded 3/01/16)	3/16 at 100.00	AA– (4)	11,414,813

500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	559,205

2,730	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA	3,334,258

530	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	596,006

13,020	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2014A, 3.000%, 7/01/25 (Mandatory put 10/01/20)	7/20 at 100.00	AAA	14,017,852

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
$1,850	5.000%, 9/01/19 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	$1,923,630
2,255	5.000%, 9/01/20 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	AAA	2,344,749

2,640	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,224,945

5,500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	5,940,825

145	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	178,681

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
500	3.500%, 7/01/16	No Opt. Call	A	507,435
500	3.800%, 7/01/17	No Opt. Call	A	517,955

3,500	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Project, Subordinate Refunding Series 2015C, 5.000%, 7/01/24	No Opt. Call	AA–	4,352,355
142,240	Total California			151,887,352

	Colorado – 1.5%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	3,061,108

7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	Aa2	8,747,106

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
500	3.000%, 6/01/17	No Opt. Call	A–	515,440
300	3.000%, 6/01/18	No Opt. Call	A–	312,303
500	4.000%, 6/01/19	No Opt. Call	A–	538,810
1,000	4.000%, 6/01/20	No Opt. Call	A–	1,081,090
2,000	5.000%, 6/01/21	No Opt. Call	A–	2,272,380
2,300	5.000%, 6/01/22	No Opt. Call	A–	2,618,573
500	5.000%, 6/01/23	No Opt. Call	A–	569,850

670	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/17	6/16 at 100.00	BBB+	687,467

1,650	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/17 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	1,697,603

	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014:
240	4.000%, 8/01/16 – AGM Insured	No Opt. Call	AA	246,598
275	1.750%, 8/01/17 – AGM Insured	No Opt. Call	AA	280,151
250	2.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	258,090

1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A	1,727,100

2,295	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/15	No Opt. Call	A–	2,304,364

6,560	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/21 – FGIC Insured	11/16 at 100.00	AA–	6,882,883

3,805	Denver, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/21 – SYNCORA GTY Insured	11/15 at 100.00	A+	3,820,639

Nuveen Investments	137

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, SIFMA Index Term Series 2015A:
$1,000	5.000%, 9/01/19	No Opt. Call	BBB+	$1,125,050
1,175	5.000%, 9/01/20	No Opt. Call	BBB+	1,349,523

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	4,811,715

2,665	Eagle, Garfield and Routt Counties School District RE50J, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/01/15 – AGM Insured	No Opt. Call	AA	2,676,273

520	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	540,082

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.800%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA (4)	10,335,500

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,200	4.000%, 12/01/15	No Opt. Call	N/R	1,201,152
1,000	5.000%, 12/01/17	No Opt. Call	N/R	1,037,250
1,000	5.000%, 12/01/18	No Opt. Call	N/R	1,049,820
57,400	Total Colorado			61,747,920

	Connecticut – 1.1%

3,895	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	3,939,715

14,705	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	14,974,982

320	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R	333,386

5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2013A, 5.000%, 10/01/20	No Opt. Call	AA	5,865,700

1,000	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/16 at 100.00	A–	1,008,980

	New Britain, Connecticut, General Obligation Bonds, Series 2012:
2,670	3.000%, 3/15/16 – AGM Insured	No Opt. Call	A2	2,697,635
2,670	3.000%, 3/15/17 – AGM Insured	No Opt. Call	A2	2,759,525

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B:
1,915	4.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	2,105,447
2,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,319,480

775	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	Aa3	924,451

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
350	3.000%, 12/15/19	No Opt. Call	AA	373,958
525	5.000%, 12/15/21	No Opt. Call	AA	622,650

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,500	5.000%, 8/01/16 – AGM Insured	No Opt. Call	AA	2,581,200
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,444,132
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,298,460
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,129,050
43,420	Total Connecticut			46,378,751

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Delaware – 0.8%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
$600	4.000%, 7/01/16	No Opt. Call	BBB–	$607,824
1,810	5.000%, 7/01/18	No Opt. Call	BBB–	1,925,605
1,905	5.000%, 7/01/19	No Opt. Call	BBB–	2,056,333
2,000	5.000%, 7/01/20	No Opt. Call	BBB–	2,179,820
275	5.000%, 7/01/21	No Opt. Call	BBB–	301,664

3,660	Delaware State, General Obligation Bonds, Series 2010A, 5.000%, 7/01/16	No Opt. Call	AAA	3,779,243

	New Castle County, Delaware, General Obligation Bonds, Series 2015:
6,465	5.000%, 10/01/19	No Opt. Call	AAA	7,476,643
7,470	5.000%, 10/01/20	No Opt. Call	AAA	8,849,410

5,000	University of Delaware, Revenue Bonds, Series 2013C, 0.700%, 11/01/37 (Mandatory put 5/01/16)	No Opt. Call	AA+	5,003,750
29,185	Total Delaware			32,180,292

	District of Columbia – 0.3%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,150	5.000%, 12/01/16	No Opt. Call	AAA	1,209,122
1,115	5.000%, 12/01/17	No Opt. Call	AAA	1,217,680

10,025	District of Columbia, Revenue Bonds, Georgetown University, Series 2001C, 5.250%, 4/01/34 (Mandatory put 4/01/23)	10/18 at 100.00	A–	11,099,780
12,290	Total District of Columbia			13,526,582

	Florida – 5.3%

	Broward County School Board, Florida, Certificates of Participation, Series 2015A:
2,500	5.000%, 7/01/19	No Opt. Call	A1	2,845,800
4,000	5.000%, 7/01/20	No Opt. Call	A1	4,654,600

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (WI/DD, Settling 11/16/15) (Alternative Minimum Tax)	No Opt. Call	A+	5,928,000
5,000	5.000%, 10/01/25 (WI/DD, Settling 11/16/15) (Alternative Minimum Tax)	No Opt. Call	A+	5,943,100
2,295	5.000%, 10/01/26 (WI/DD, Settling 11/16/15) (Alternative Minimum Tax)	10/25 at 100.00	A+	2,691,117
4,100	5.000%, 10/01/27 (WI/DD, Settling 11/16/15) (Alternative Minimum Tax)	10/25 at 100.00	A+	4,765,717

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
3,250	5.000%, 6/01/18	12/17 at 100.00	AA–	3,522,740
5,000	5.000%, 6/01/20	12/19 at 100.00	AA–	5,722,400
18,050	5.000%, 6/01/22	12/21 at 100.00	AA–	21,205,320
3,775	5.000%, 6/01/25	12/24 at 100.00	AA–	4,516,335

	Citizens Property Insurance Corporation, Florida, High Risk Account Revenue Bonds, Series 2007A:
1,250	5.000%, 3/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,270,225
3,715	5.000%, 3/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	3,939,869

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
7,995	6.000%, 6/01/16	No Opt. Call	A+	8,262,353
1,170	5.375%, 6/01/16	No Opt. Call	A+	1,204,913
950	5.000%, 6/01/16 – AGC Insured	No Opt. Call	AA	976,268
2,830	5.500%, 6/01/17	No Opt. Call	A+	3,042,618

Nuveen Investments	139

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
$3,840	5.000%, 6/01/18	No Opt. Call	AA–	$4,226,458
190	5.000%, 6/01/19	No Opt. Call	AA–	214,563

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
1,195	5.000%, 6/01/16	No Opt. Call	A+	1,228,042
160	4.000%, 6/01/16	No Opt. Call	A+	163,488
665	5.250%, 6/01/17	No Opt. Call	A+	712,348
125	4.250%, 6/01/17	No Opt. Call	A+	131,933
460	4.250%, 6/01/17 – AGM Insured	No Opt. Call	AA	485,861

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
100	3.000%, 6/01/16	No Opt. Call	AA–	101,594
7,460	5.000%, 6/01/17	No Opt. Call	AA–	7,961,760

6,100	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company Project, Refunding Series 2003, 1.550%, 6/01/23 (Mandatory put 6/15/16)	No Opt. Call	A2	6,145,201

1,690	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	1,720,589

	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,480	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	4,808,474
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	7,108,561

2,645	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	3,072,168

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
2,830	5.000%, 7/01/16	No Opt. Call	AAA	2,921,211
1,300	5.000%, 7/01/17	No Opt. Call	AAA	1,396,226

1,500	Florida State Department of General Services, Division of Facilities Management, Florida Facilities Pool Revenue Bonds, Series 2005A, 5.000%, 9/01/18 – AMBAC Insured	No Opt. Call	AA+	1,521,165

290	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	295,951

710	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.250%, 6/01/26 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (4)	730,349

4,625	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	4,840,664

2,200	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,562,670

2,500	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	AA+	2,932,850

1,540	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 (Pre-refunded 6/01/17) – AMBAC Insured	6/17 at 100.00	A2 (4)	1,648,786

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	367,432

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
$3,000	5.000%, 7/01/20	No Opt. Call	A	$3,487,980
2,250	5.000%, 7/01/21	No Opt. Call	A	2,648,363
1,750	5.000%, 7/01/22	No Opt. Call	A	2,073,278
4,000	5.000%, 7/01/23	No Opt. Call	A	4,772,440

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1 & 2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	A–	3,964,033
4,000	3.750%, 12/01/18	No Opt. Call	A–	4,256,680

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,640	4.000%, 4/01/17	No Opt. Call	AA–	1,713,931
1,705	5.000%, 4/01/18	No Opt. Call	AA–	1,864,400
1,790	5.000%, 4/01/19	No Opt. Call	AA–	2,006,966
1,880	5.000%, 4/01/20	No Opt. Call	AA–	2,148,220

3,585	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA	3,900,839

1,145	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.125%, 10/01/16	No Opt. Call	BBB+	1,185,636

12,035	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	13,382,918

2,000	Okeechobee County, Florida, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 2.250%, 7/01/39 (Mandatory put 7/01/16)	No Opt. Call	A–	2,026,060

1,910	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A (4)	2,171,269

5,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,839,450

2,050	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	2,118,142

	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
550	5.000%, 9/01/20	No Opt. Call	A+	634,728
500	5.000%, 9/01/22	No Opt. Call	A+	586,540
500	5.000%, 9/01/23	No Opt. Call	A+	589,600

2,275	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,508,893

3,060	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/19	No Opt. Call	AA–	3,479,189

5,730	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	7,053,630

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
520	4.000%, 9/01/17	No Opt. Call	A+	549,604
1,045	5.000%, 9/01/18	No Opt. Call	A+	1,158,769
3,475	5.000%, 9/01/19	No Opt. Call	A+	3,960,562
865	5.000%, 9/01/20	No Opt. Call	A+	1,000,866
690	5.000%, 9/01/21	No Opt. Call	A+	805,810

Nuveen Investments	141

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	BBB+	$631,088

110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	82,663

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	203,772

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	51,075

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	2

5	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	5,037

120	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	119,537

460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (5)	5/18 at 100.00	N/R	284,211

280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (5)	5/18 at 100.00	N/R	146,378

305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (5)	5/18 at 100.00	N/R	3
3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA	3,223,608
202,645	Total Florida			224,425,889

	Georgia – 2.2%

2,580	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Subordinate Lien Series 2010B, 5.000%, 1/01/19	No Opt. Call	A1	2,909,776

2,780	Buford, Georgia, General Obligation Bonds, Series 2015, 4.000%, 1/01/19	No Opt. Call	Aa2	3,040,430

8,910	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A+	9,034,651

17,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Second Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A–	17,259,419

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 2.200%, 10/01/32 (Mandatory put 4/02/19)	No Opt. Call	A+	3,082,920

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 1.875%, 4/01/33 (Mandatory put 10/01/19)	No Opt. Call	A–	3,027,750

1,450	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009, 5.000%, 4/01/17	No Opt. Call	AAA	1,543,786

1,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution, Refunding Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,797,990

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2	1,017,790

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$155	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	AA–	$164,379

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA	2,288,430

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA	13,067,911

10,240	Gwinnett County School District, Georgia, General Obligation Bonds, Sales Tax Series 2012A, 4.000%, 10/01/16	No Opt. Call	AAA	10,592,870

100	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa1	108,849

7,630	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A+	8,365,685

	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U:
3,810	5.000%, 10/01/18	No Opt. Call	AA–	4,258,475
2,905	5.000%, 10/01/19	No Opt. Call	AA–	3,336,596

5,240	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Agnes Scott College, Refunding Series 2015B, 2.500%, 6/01/30 (Mandatory put 6/01/19)	3/19 at 100.00	AA–	5,297,221

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C:
500	5.000%, 10/01/17	No Opt. Call	Baa2	536,780
580	5.000%, 10/01/20	No Opt. Call	Baa2	668,763
85,925	Total Georgia			91,400,471

	Hawaii – 0.8%

6,415	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA	7,230,026

8,290	Hawaii State, General Obligation Bonds, Series 2012EF, 5.000%, 11/01/20	No Opt. Call	AA	9,776,646

10,070	Hawaii State, General Obligation Bonds, Series 2013EH, 5.000%, 8/01/21	No Opt. Call	AA	12,022,371

2,145	Hawaii State, Highway Revenue Bonds, Series 2011A, 4.000%, 1/01/16	No Opt. Call	AA+	2,159,307

2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,630,848
29,070	Total Hawaii			33,819,198

	Illinois – 10.3%

1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	1,371,502

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	AA	1,000,120

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–	1,304,304

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
2,755	5.000%, 1/01/20	No Opt. Call	A	3,149,268
1,600	5.000%, 1/01/21	No Opt. Call	A	1,855,040

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Arcos Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	12/16 at 100.00	BBB+	4,079,737

2,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	AA	2,280,420

Nuveen Investments	143

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$7,195	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	$7,610,943

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	5,215,975

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA	3,559,282

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA	3,687,011
3,000	5.000%, 11/15/33	11/22 at 100.00	AA	3,128,220

720	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	Aaa	724,277

502	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA	511,136

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,555	5.000%, 12/01/20	No Opt. Call	AA–	1,819,677
1,675	5.000%, 12/01/21	No Opt. Call	AA–	1,982,982
1,790	5.000%, 12/01/22	No Opt. Call	AA–	2,139,730

11,645	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,955,018

10,590	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2013A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	10,800,317

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A1	1,229,673

10,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.650%, 7/01/25 (Mandatory put 2/01/19)	No Opt. Call	AA+	10,117,500

13,200	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 2004B2, 1.100%, 7/01/36 (Mandatory put 2/15/18)	No Opt. Call	AA+	13,288,967

19,375	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)	No Opt. Call	Aa3	19,602,074

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.550%, 11/01/38 (Mandatory put 11/01/17)	No Opt. Call	A	11,353,336

1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA	1,166,540

990	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.000%, 1/01/20 – AGM Insured	4/18 at 100.00	A2	1,075,348

950	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Series 2010, 5.000%, 2/15/21	2/20 at 100.00	A2	1,072,693

10,000	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory put 4/29/22)	No Opt. Call	AA+	10,167,800

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012:
1,090	5.000%, 9/01/18	No Opt. Call	BBB	1,180,884
905	5.000%, 9/01/19	No Opt. Call	BBB	995,410
8,665	5.000%, 9/01/27	9/22 at 100.00	BBB	9,309,676

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
$325	5.000%, 9/01/19	No Opt. Call	BBB	$358,475
770	5.000%, 9/01/20	No Opt. Call	BBB	859,928
350	5.000%, 9/01/21	No Opt. Call	BBB	393,953
625	5.000%, 9/01/22	No Opt. Call	BBB	705,900
620	5.000%, 9/01/23	No Opt. Call	BBB	701,598
2,240	5.000%, 9/01/24	No Opt. Call	BBB	2,537,338
865	5.000%, 9/01/25	9/24 at 100.00	BBB	971,810

2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	2,232,780

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A:
1,580	5.000%, 7/01/17	No Opt. Call	A+	1,688,720
1,175	5.000%, 7/01/18	No Opt. Call	A+	1,296,519

15,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.250%, 11/15/22 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	16,373,099

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,665	5.000%, 11/15/20	No Opt. Call	A	1,912,685
1,100	5.000%, 11/15/21	No Opt. Call	A	1,276,396

1,200	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.000%, 5/15/17	No Opt. Call	AA–	1,277,424

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A:
1,185	5.000%, 11/15/17	No Opt. Call	A+	1,283,758
1,000	5.000%, 11/15/18	No Opt. Call	A+	1,115,310
1,000	5.000%, 11/15/20	No Opt. Call	A+	1,162,350

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
1,000	5.000%, 8/15/16 – AGC Insured (ETM)	No Opt. Call	AA (4)	1,036,520
875	5.000%, 8/15/18 (ETM)	No Opt. Call	AA (4)	974,129
405	5.250%, 8/15/19 (ETM)	No Opt. Call	AA (4)	467,820

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/16	No Opt. Call	AA	2,029,260

	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A:
1,000	5.000%, 10/01/19	No Opt. Call	AA+	1,148,150
2,010	5.000%, 10/01/20	No Opt. Call	AA+	2,362,212

5,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,865,700

2,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	2,566,575

	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 2/01/18	No Opt. Call	A1	3,273,960
3,000	5.000%, 2/01/19	No Opt. Call	A1	3,369,150
4,000	5.000%, 2/01/20	No Opt. Call	A1	4,595,920
10,820	5.000%, 2/01/21	No Opt. Call	A1	12,592,208
5,000	5.000%, 2/01/22	No Opt. Call	A1	5,866,300
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,110,692

Nuveen Investments	145

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,225	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2006, 5.000%, 2/01/22 (Pre-refunded 2/01/16) – NPFG Insured	2/16 at 100.00	AA– (4)	$3,263,281

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	AA–	3,038,220

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,555	5.000%, 6/15/18	12/16 at 100.00	AA+	2,680,732
3,085	5.000%, 12/15/18	6/16 at 100.00	AA+	3,174,774

	Illinois State, General Obligation Bonds, February Series 2014:
655	5.000%, 2/01/19	No Opt. Call	A–	705,501
1,350	5.000%, 2/01/20	No Opt. Call	A–	1,472,945
3,500	5.000%, 2/01/21	No Opt. Call	A–	3,835,825
4,050	5.000%, 2/01/22	No Opt. Call	A–	4,439,043

3,570	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/16	No Opt. Call	A–	3,595,847

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
1,525	5.000%, 1/01/16	No Opt. Call	A–	1,536,041
1,115	5.250%, 1/01/20	No Opt. Call	A–	1,226,366

355	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A–	360,069

	Illinois State, General Obligation Bonds, Refunding Series 2010:
1,505	5.000%, 1/01/16	No Opt. Call	A–	1,515,896
5,055	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA	5,277,926
560	5.000%, 1/01/17	No Opt. Call	A–	584,030
4,995	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	5,329,066
22,045	5.000%, 1/01/18	No Opt. Call	A–	23,388,421
6,745	5.000%, 1/01/24	1/20 at 100.00	A–	7,091,221

	Illinois State, General Obligation Bonds, Refunding Series 2012:
5,000	5.000%, 8/01/16	No Opt. Call	A–	5,154,550
5,170	5.000%, 8/01/19	No Opt. Call	A–	5,609,709
4,055	5.000%, 8/01/20	No Opt. Call	A–	4,446,064

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19	1/16 at 100.00	A–	6,997,041

560	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 – NPFG Insured	1/16 at 100.00	AA–	562,027

10	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	1/16 at 100.00	A–	10,032

2,000	Illinois State, General Obligation Bonds, Series 2005, 5.000%, 9/01/16 – AGM Insured	1/16 at 100.00	AA	2,007,580

	Illinois State, General Obligation Bonds, Series 2006A:
1,060	5.000%, 6/01/17	No Opt. Call	A–	1,116,085
6,400	5.000%, 6/01/23	12/16 at 100.00	A–	6,613,568

	Illinois State, General Obligation Bonds, Series 2006:
4,110	5.000%, 1/01/16	No Opt. Call	A–	4,139,756
1,005	5.000%, 1/01/17	1/16 at 100.00	A–	1,011,181
2,550	5.000%, 1/01/19 – NPFG Insured	1/16 at 100.00	AA–	2,565,071

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA	1,049,720

	Illinois State, General Obligation Bonds, Series 2013:
1,500	5.000%, 7/01/17	No Opt. Call	A–	1,581,870
3,640	5.000%, 7/01/21	No Opt. Call	A–	3,995,046
2,520	5.500%, 7/01/25	7/23 at 100.00	A–	2,800,955

2,030	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010, 5.000%, 6/15/16	No Opt. Call	AAA	2,089,824

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013:
$4,395	5.000%, 6/15/18	No Opt. Call	AAA	$4,844,345
6,000	5.000%, 6/15/19	No Opt. Call	AAA	6,801,300

1,170	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 5.375%, 4/01/16 – NPFG Insured	No Opt. Call	AA–	1,193,517

	Kane, Cook and DuPage Counties School District 46, Elgin, Illinois, General Obligation Bonds, Refunding Series 2015C:
1,000	4.000%, 1/01/18	No Opt. Call	AA–	1,068,010
1,250	5.000%, 1/01/19	No Opt. Call	AA–	1,403,088

1,360	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A, 0.676%, 12/15/16	No Opt. Call	AAA	1,360,041

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	1,420,896

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
5,115	5.000%, 6/01/16	No Opt. Call	A	5,248,041
7,605	5.000%, 6/01/17	No Opt. Call	A	8,085,104
5,425	5.000%, 6/01/18	No Opt. Call	A	5,940,321
10,095	5.000%, 6/01/19	No Opt. Call	A	11,335,171
5,185	5.250%, 6/01/20	No Opt. Call	A	5,986,912
20	5.250%, 6/01/21	No Opt. Call	A	23,413

4,290	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	4,914,410

5,515	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	6,235,811

2,365	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/19	No Opt. Call	A+	2,602,541

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
1,090	5.750%, 6/01/26	6/18 at 100.00	AA	1,209,399
1,035	5.750%, 6/01/27	6/18 at 100.00	AA	1,146,697
402,062	Total Illinois			431,225,799

	Indiana – 4.5%

915	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	921,012

	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D:
1,035	5.000%, 1/15/17	No Opt. Call	AA+	1,090,310
1,190	5.000%, 1/15/18	No Opt. Call	AA+	1,296,767
1,250	5.000%, 7/15/18	No Opt. Call	AA+	1,383,713
2,250	5.000%, 1/15/19	No Opt. Call	AA+	2,523,803
2,000	5.000%, 1/15/20	No Opt. Call	AA+	2,296,740
1,000	5.000%, 7/15/20	No Opt. Call	AA+	1,159,020

1,800	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc. Project, Series 2001, 1.750%, 10/01/31 (Mandatory put 10/01/18) (Alternative Minimum Tax)	No Opt. Call	A–	1,802,034

Nuveen Investments	147

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$505	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B–	$492,537

6,800	Indiana Finance Authority, Environmental Improvement Revenue Bonds, Southern Indiana Gas & Electric Company, Refunding Series 2013D, 1.960%, 3/01/24 (Mandatory put 9/14/17)	No Opt. Call	Aa3	6,887,856

	Indiana Finance Authority, Hospital Revenue Bonds, Beacon Health System Obligated Group, Series 2013A:
500	5.000%, 8/15/16	No Opt. Call	AA–	518,405
635	5.000%, 8/15/18	No Opt. Call	AA–	707,644

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,445	5.000%, 3/01/19	No Opt. Call	BBB–	1,553,592
2,115	5.000%, 3/01/20	No Opt. Call	BBB–	2,308,671

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,025	4.000%, 10/01/20	No Opt. Call	BBB+	1,113,048
435	4.000%, 10/01/21	No Opt. Call	BBB+	472,310
130	5.000%, 10/01/23	No Opt. Call	BBB+	149,166

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A:
850	5.000%, 5/01/19	No Opt. Call	A+	958,970
750	5.000%, 5/01/20	No Opt. Call	A+	864,428
2,000	5.000%, 5/01/21	No Opt. Call	A+	2,336,420

7,110	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	7,434,429

2,260	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/26 (Alternative Minimum Tax)	9/24 at 100.00	BBB	2,626,504

12,020	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011C, 3.000%, 10/01/16	No Opt. Call	AA–	12,297,541

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
725	4.000%, 10/01/16	No Opt. Call	AA	749,201
370	5.000%, 10/01/17	No Opt. Call	AA	400,536
410	5.000%, 10/01/18	No Opt. Call	AA	457,884
350	5.000%, 10/01/19	No Opt. Call	AA	401,272
750	5.000%, 10/01/20	No Opt. Call	AA	876,743

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
1,400	5.000%, 10/01/18	No Opt. Call	AA	1,563,506
1,400	5.000%, 10/01/19	No Opt. Call	AA	1,605,086
680	5.000%, 10/01/20	No Opt. Call	AA	794,913
550	5.000%, 10/01/23	No Opt. Call	AA	663,355
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,215,910
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,161,728
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,473,356
800	5.000%, 10/01/27	10/24 at 100.00	AA	940,288

11,170	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	11,584,406

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$5,245	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2012A-2, 1.600%, 11/15/36 (Mandatory put 2/01/17)	No Opt. Call	AA+	$5,309,146

260	Indiana State University Board of Trustees, Indiana State University, Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA–	289,817

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,499,335

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/16 – AGC Insured	No Opt. Call	AA	4,278,414

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,150	5.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	1,159,936
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,870,718
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA–	4,276,230

8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	9,670,320

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
275	3.000%, 10/01/16	No Opt. Call	A	281,350
250	4.000%, 10/01/17	No Opt. Call	A	264,958
300	4.000%, 10/01/18	No Opt. Call	A	324,699
285	5.000%, 10/01/19	No Opt. Call	A	325,102
350	5.000%, 10/01/20	No Opt. Call	A	405,535
450	5.000%, 10/01/21	No Opt. Call	A	526,851
450	5.000%, 10/01/22	No Opt. Call	A	532,436
600	5.000%, 10/01/23	No Opt. Call	A	713,082
420	5.000%, 10/01/24	No Opt. Call	A	501,988
500	5.000%, 10/01/25	10/24 at 100.00	A	595,520
725	5.000%, 10/01/26	10/24 at 100.00	A	854,492

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	4,260,336

6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	BBB+	6,687,214

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
355	3.000%, 4/01/16	No Opt. Call	Baa2	357,737
880	4.000%, 4/01/17	No Opt. Call	Baa2	910,844
400	4.000%, 4/01/18	No Opt. Call	Baa2	420,740
550	3.000%, 4/01/19	No Opt. Call	Baa2	567,353

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
900	4.000%, 2/01/16	No Opt. Call	N/R	904,275
915	4.000%, 8/01/16	No Opt. Call	N/R	927,179

11,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20)	No Opt. Call	Aa3	11,607,408

1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,161,620

Nuveen Investments	149

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
$250	4.000%, 2/01/18	No Opt. Call	A	$266,458
520	4.000%, 2/01/19	No Opt. Call	A	565,516
650	5.000%, 2/01/20	No Opt. Call	A	742,502
640	5.000%, 2/01/21	No Opt. Call	A	739,949
1,595	4.000%, 2/01/24	No Opt. Call	A	1,770,259

7,500	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20)	No Opt. Call	Aa3	7,570,050

32,285	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)	No Opt. Call	A	32,620,762

	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Refunding Series 2014B:
2,000	3.000%, 7/15/19	No Opt. Call	AA–	2,145,480
1,215	4.000%, 1/15/20	No Opt. Call	AA–	1,354,798
178,510	Total Indiana			189,343,513

	Iowa – 0.5%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	1,222,059
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	1,482,724
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	1,568,494
1,245	5.000%, 1/01/22 – AGM Insured	1/21 at 100.00	AA	1,415,727

7,645	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	8,136,268

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,945	5.000%, 6/01/17	No Opt. Call	AA	2,084,106
3,290	5.000%, 6/01/18	No Opt. Call	AA	3,654,006
17,985	Total Iowa			19,563,384

	Kansas – 0.6%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
4,720	5.000%, 9/01/16	No Opt. Call	AAA	4,908,611
6,050	5.000%, 9/01/17	No Opt. Call	AAA	6,546,463

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,245	5.000%, 1/01/20	No Opt. Call	AA–	1,433,530
1,475	5.000%, 1/01/23	1/20 at 100.00	AA–	1,691,884

	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	6/18 at 102.00	AA–	2,495,879
2,945	5.000%, 6/01/26 – NPFG Insured	6/18 at 102.00	AA–	3,274,104

	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
610	4.000%, 9/01/18	No Opt. Call	A+	661,210
2,000	5.000%, 9/01/20	No Opt. Call	A+	2,332,400

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$3,300	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	$2,428,635
24,590	Total Kansas			25,772,716

	Kentucky – 2.0%

9,260	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	9,869,956

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3	4,142,775

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA	16,376,293

3,580	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	3,619,917

13,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18)	No Opt. Call	A1	13,533,209

15,410	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	15,608,172

2,015	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,076,316

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
1,025	5.000%, 3/01/18	No Opt. Call	A3	1,106,846
2,670	5.250%, 3/01/19	No Opt. Call	A3	2,968,613
1,135	6.000%, 3/01/20	No Opt. Call	A3	1,318,722
1,095	6.000%, 3/01/21	No Opt. Call	A3	1,293,644

3,090	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	3,097,601

3,250	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 1.050%, 9/01/26 (Mandatory put 3/01/18)	No Opt. Call	A1	3,259,035

3,535	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	4,063,624
78,640	Total Kentucky			82,334,723

	Louisiana – 4.2%

1,000	Bossier City, Louisiana, Utility Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/20	No Opt. Call	AA–	1,123,170

14,025	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB	14,079,416

2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Road & Street Improvement, Refunding Series 2015, 5.000%, 8/01/22	No Opt. Call	AA–	2,546,707

9,805	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Variable Rate Demand Obligation Series 2011A, 0.670%, 2/01/46 (Mandatory put 8/01/18)	2/18 at 100.00	AA	9,739,110

Nuveen Investments	151

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014:
$2,500	5.000%, 7/15/19	No Opt. Call	A1	$2,844,800
2,070	5.000%, 7/15/20	No Opt. Call	A1	2,403,353

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
3,000	5.000%, 6/01/17	No Opt. Call	A1	3,200,790
1,745	5.000%, 6/01/18	No Opt. Call	A1	1,919,046
2,325	5.000%, 6/01/19	No Opt. Call	A1	2,616,857
2,095	5.000%, 6/01/20	No Opt. Call	A1	2,406,736
2,000	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,331,840
1,800	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,121,840

315	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/16 – AMBAC Insured (ETM)	No Opt. Call	A1 (4)	323,644

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
455	5.000%, 6/01/17 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	467,590
810	5.000%, 6/01/18 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (4)	832,413

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015:
1,545	5.000%, 8/01/19	No Opt. Call	AA	1,762,521
2,235	5.000%, 8/01/24	No Opt. Call	AA	2,682,089

660	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	737,464

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,700	6.500%, 12/15/15 (5)	No Opt. Call	N/R	1,737,639
435	6.000%, 12/15/37 (5)	1/16 at 100.00	N/R	239,102

	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014:
1,775	5.000%, 6/01/19	No Opt. Call	Aa3	2,013,383
5,015	5.000%, 6/01/20	No Opt. Call	Aa3	5,806,969

10	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	10,450

	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc.- Student Housing Project, Refunding Series 2014:
585	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	683,186
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	682,393
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,704,695
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,855,214

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
585	5.000%, 7/01/18	No Opt. Call	A	646,641
1,570	5.000%, 7/01/19	No Opt. Call	A	1,782,908
1,100	5.000%, 7/01/20	No Opt. Call	A	1,277,573
7,245	5.000%, 7/01/26	7/23 at 100.00	A	8,438,614

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
$15	5.000%, 5/01/19	No Opt. Call	Aa1	$17,083
2,520	5.000%, 5/01/20	No Opt. Call	Aa1	2,940,185
3,635	5.000%, 5/01/21	No Opt. Call	Aa1	4,321,652

7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA	8,370,600

12,325	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa2	14,082,914

6,000	Louisiana State, General Obligation Bonds, Series 2014A, 5.000%, 2/01/20	No Opt. Call	AA	6,927,060

6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA	7,509,238

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	A+	3,260,715
2,500	5.000%, 12/01/20	No Opt. Call	A+	2,884,450
3,600	5.000%, 12/01/21	No Opt. Call	A+	4,183,560

7,130	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	8,041,998

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
500	4.000%, 6/01/16	No Opt. Call	A	510,195
1,850	5.000%, 6/01/17	No Opt. Call	A	1,970,990
1,000	5.000%, 6/01/18	No Opt. Call	A	1,098,390

1,100	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	BBB+	1,250,447

40	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	1/16 at 100.50	AA	40,364

4,700	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	5,011,328

2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	A+	2,709,339

	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,981,189
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,956,158

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A:
5,000	5.000%, 5/15/24	1/16 at 100.00	A	5,010,650
10,000	5.000%, 5/15/25	5/16 at 100.00	A	10,139,800
158,840	Total Louisiana			175,236,458

	Maine – 0.1%

615	Augusta, Maine, General Obligation Bonds, Refunding Series 2015A, 5.000%, 12/01/18	No Opt. Call	AA	692,736

3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15	No Opt. Call	A–	3,300,330
3,915	Total Maine			3,993,066

	Maryland – 3.2%

	Baltimore County, Maryland, General Obligation Bonds, Metropolitan District 77th Issue, Series 2014:
2,800	5.000%, 8/01/17	No Opt. Call	AAA	3,020,248
2,800	5.000%, 8/01/18	No Opt. Call	AAA	3,127,096

6,235	Baltimore County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	6,963,373

Nuveen Investments	153

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$5,000	Maryland Economic Development Corporation, Revenue Bonds, Constellation Energy Group, Inc. Projects, Adjustable Mode, Refunding Series 2006B, 2.550%, 12/01/25 (Mandatory put 6/01/20)	No Opt. Call	BBB	$5,018,250

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
530	5.000%, 7/01/21	No Opt. Call	BBB	605,806
1,000	5.000%, 7/01/22	No Opt. Call	BBB	1,148,710
250	5.000%, 7/01/23	No Opt. Call	BBB	286,975
500	5.000%, 7/01/24	No Opt. Call	BBB	574,385

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014:
6,190	5.000%, 7/01/18	No Opt. Call	BBB	6,782,878
4,000	5.000%, 7/01/19	No Opt. Call	BBB	4,481,960

	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2008:
5,120	5.000%, 7/15/16	No Opt. Call	AAA	5,294,234
5,790	5.000%, 7/15/17	No Opt. Call	AAA	6,234,904
5,130	5.000%, 7/15/18	No Opt. Call	AAA	5,721,079

14,215	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	15,477,007

	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2:
6,835	5.000%, 8/01/19	No Opt. Call	AAA	7,859,840
27,740	5.000%, 8/01/20	No Opt. Call	AAA	32,698,246

100	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	103,893

10,100	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	10,346,440

9,975	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2014A, 5.000%, 11/01/18	No Opt. Call	AAA	11,229,157

5,000	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2011A, 5.000%, 7/01/19	No Opt. Call	AAA	5,736,300
119,310	Total Maryland			132,710,781

	Massachusetts – 1.6%

460	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	AA+	468,234

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
595	5.000%, 7/01/19	No Opt. Call	BBB	647,806
375	5.000%, 7/01/20	No Opt. Call	BBB	410,779
555	5.000%, 7/01/21	No Opt. Call	BBB	608,369
690	5.000%, 7/01/22	No Opt. Call	BBB	754,936
625	5.000%, 7/01/23	No Opt. Call	BBB	680,544
735	5.000%, 7/01/24	No Opt. Call	BBB	795,366
795	5.000%, 7/01/25	7/24 at 100.00	BBB	852,725

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
$2,015	5.000%, 11/15/15	No Opt. Call	AAA	$2,019,171
2,175	5.000%, 11/15/16	No Opt. Call	AAA	2,282,880
1,535	5.000%, 11/15/17	No Opt. Call	AAA	1,675,299
1,000	5.000%, 11/15/18	No Opt. Call	AAA	1,128,380

10,440	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA	10,779,404

12,900	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+	14,162,780

3,200	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/19	No Opt. Call	AA+	3,666,240

14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	AA+	17,128,719

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/16	No Opt. Call	AA+	2,492,624
2,420	4.000%, 8/15/17	No Opt. Call	AA+	2,568,419
2,420	4.000%, 8/15/18	No Opt. Call	AA+	2,636,372
59,355	Total Massachusetts			65,759,047

	Michigan – 2.0%

1,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,651,515

	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2012:
1,000	5.000%, 5/01/16	No Opt. Call	AA–	1,023,130
1,000	4.000%, 5/01/17	No Opt. Call	AA–	1,048,030
1,780	4.000%, 5/01/18	No Opt. Call	AA–	1,910,901

8,790	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/21	7/18 at 100.00	AAA	9,735,189

3,195	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+	3,470,633

10,010	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,125,115

18,555	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	19,073,796

1,955	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA	2,004,071

6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	6,895,727

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa1	1,829,957

2,000	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa1	2,009,400

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
1,100	4.000%, 5/01/19	No Opt. Call	Aa1	1,205,996
1,000	5.000%, 5/01/21	No Opt. Call	Aa1	1,171,930

Nuveen Investments	155

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
$765	5.000%, 5/01/19	No Opt. Call	Aa3	$861,627
1,000	5.000%, 5/01/20	No Opt. Call	Aa3	1,149,820

2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A1	2,923,200

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa1	5,624,636

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,545,194
76,910	Total Michigan			82,259,867

	Minnesota – 0.9%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	808,414
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,835,302
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,915,328

5,075	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA	5,092,204

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014A:
1,350	4.000%, 1/01/17	No Opt. Call	A	1,407,294
1,060	5.000%, 1/01/22	No Opt. Call	A	1,264,718
1,250	5.000%, 1/01/23	No Opt. Call	A	1,506,688
1,670	5.000%, 1/01/24	No Opt. Call	A	2,031,789

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
4,000	4.500%, 8/01/17	No Opt. Call	AA+	4,278,320
4,000	4.500%, 8/01/18	No Opt. Call	AA+	4,411,720

7,100	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA	7,158,575

895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	1,072,156

2,815	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	A1	3,317,928
33,265	Total Minnesota			36,100,436

	Mississippi – 0.4%

11,625	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/12/18)	No Opt. Call	A–	11,732,995

3,670	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	A–	4,220,977
15,295	Total Mississippi			15,953,972

	Missouri – 1.9%

835	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006, 4.500%, 12/01/31 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	872,775

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,035	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011, 6.500%, 6/01/25	No Opt. Call	N/R	$1,041,717

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	2,796,721
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	2,973,582

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
550	5.000%, 5/01/19	No Opt. Call	BBB+	611,870
440	5.000%, 5/01/20	No Opt. Call	BBB+	495,568
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,135,340
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,745,928
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,504,166

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19	2/17 at 100.00	BBB+	1,038,870

	Missouri Highways and Transportation Commission, State Road Revenue Bonds, Refunding Second Lien Series 2014B:
10,000	5.000%, 5/01/18	No Opt. Call	AAA	11,078,200
3,000	5.000%, 5/01/21	No Opt. Call	AAA	3,590,100

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,285	5.000%, 1/01/25	No Opt. Call	A–	2,746,296
5,000	5.000%, 1/01/26	1/25 at 100.00	A–	5,932,850

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013:
530	5.000%, 7/01/16	No Opt. Call	A–	546,207
715	5.000%, 7/01/17	No Opt. Call	A–	766,680
765	5.000%, 7/01/18	No Opt. Call	A–	847,322

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2015:
1,700	5.000%, 7/01/20	No Opt. Call	A–	1,962,786
1,575	5.000%, 7/01/21	No Opt. Call	A–	1,839,490
1,000	5.000%, 7/01/22	No Opt. Call	A–	1,177,900
1,085	5.000%, 7/01/23	No Opt. Call	A–	1,285,714

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
8,185	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	8,844,465
12,005	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	13,454,843

1,750	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	1,878,310

8,825	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/17	No Opt. Call	BBB+	9,326,790

775	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Crossover Refunding Series 2014B, 4.000%, 3/01/18	No Opt. Call	AA+	834,040
73,135	Total Missouri			81,328,530

Nuveen Investments	157

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska – 1.4%

$4,390	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	$5,041,827

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
925	4.000%, 11/01/18	No Opt. Call	A–	994,292
1,000	5.000%, 11/01/22	No Opt. Call	A–	1,159,910

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
500	4.000%, 6/15/16	No Opt. Call	AA–	511,310
750	4.000%, 6/15/17	No Opt. Call	AA–	789,938
600	4.000%, 6/15/18	No Opt. Call	AA–	647,928
800	5.000%, 6/15/19	No Opt. Call	AA–	907,224

3,050	Douglas County School District 17 Millard, Nebraska, General Obligation Bonds, Refunding Series 2014, 3.000%, 6/15/16	No Opt. Call	Aa1	3,104,046

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Refunding Series 2009:
1,915	3.000%, 1/15/16	No Opt. Call	AAA	1,926,337
3,475	3.000%, 1/15/17	No Opt. Call	AAA	3,582,482
3,220	3.000%, 1/15/18	No Opt. Call	AAA	3,382,932
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,687,983

1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	No Opt. Call	A–	991,760

1,700	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/24	1/22 at 100.00	A1	1,984,903

	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A:
6,245	5.000%, 1/01/18	No Opt. Call	A2	6,790,938
2,125	5.000%, 1/01/19	No Opt. Call	A2	2,372,541
2,500	5.000%, 1/01/20	No Opt. Call	A2	2,847,975

3,000	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,568,170

15,000	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 2.375%, 9/01/30 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A	15,023,699
54,715	Total Nebraska			58,316,195

	Nevada – 0.4%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A+	1,149,220
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	2,314,880

1,715	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Series 2006, 5.000%, 11/01/21 – AMBAC Insured	11/16 at 100.00	Aa1	1,796,685

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	5,878,400

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
305	3.000%, 6/01/16	No Opt. Call	N/R	306,055
930	3.000%, 6/01/17	No Opt. Call	N/R	933,283
175	4.000%, 6/01/18	No Opt. Call	N/R	179,281

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$2,825	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AAA	$2,837,035
13,950	Total Nevada			15,394,839

	New Jersey – 4.4%

260	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB+	261,287

245	Bergen County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Bergen County Guaranteed, Series 2014B, 5.000%, 2/15/19	No Opt. Call	Aaa	277,806

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/16 at 100.00	AA–	3,903,421

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
1,000	5.000%, 11/01/16 – AGM Insured	No Opt. Call	AA	1,043,680
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,632,922
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	1,054,210

345	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	359,994

5	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	5,253

1,430	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	1,477,018

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
4,250	5.000%, 6/15/16	No Opt. Call	BBB+	4,345,710
6,565	5.000%, 6/15/17	No Opt. Call	BBB+	6,893,841
8,510	5.000%, 6/15/18	No Opt. Call	BBB+	9,130,039
5,250	5.000%, 6/15/19	No Opt. Call	BBB+	5,718,248
245	4.000%, 6/15/19	No Opt. Call	BBB+	258,399
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	12,054,381
2,810	5.000%, 6/15/21	No Opt. Call	BBB+	3,080,406
1,370	5.000%, 6/15/22	No Opt. Call	BBB+	1,505,055
520	5.000%, 6/15/22	No Opt. Call	AA	594,875
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,147,381
4,500	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,861,440
8,570	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,197,667
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,397,560
685	4.250%, 6/15/27	6/22 at 100.00	BBB+	691,603

25,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	A–	27,129,749

2,865	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA	3,098,326

340	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre–refunded 6/01/19)	6/19 at 100.00	N/R (4)	415,810

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BB+	4,276,276
4,260	5.000%, 7/01/19	No Opt. Call	BB+	4,536,985

Nuveen Investments	159

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	$456,092

10,000	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/18	No Opt. Call	A	10,883,200

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,070	5.000%, 12/15/17	No Opt. Call	A–	5,424,951
9,750	5.000%, 12/15/18	No Opt. Call	A–	10,456,193

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
2,290	6.500%, 1/01/16	No Opt. Call	A3	2,314,274
5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	5,053
865	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	874,169

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
1,425	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	1,440,461
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	10,109
460	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	464,991
125	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	126,356
245	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	247,658
335	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA (4)	338,635
185	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	187,007
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	10,109
165	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	166,790

6,005	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	6,744,396

	Parsippany-Troy Hills Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Refunding Series 2014:
205	5.000%, 8/15/22	No Opt. Call	AA	247,488
500	5.000%, 8/15/23	No Opt. Call	AA	609,000

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,258,493

1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A3	2,043,740

4,215	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,600,209

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
4,340	3.000%, 1/01/18	No Opt. Call	A3	4,394,641
4,850	3.000%, 1/01/19	No Opt. Call	A3	4,904,126

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
140	5.000%, 6/01/17	No Opt. Call	Aaa	148,691
4,610	4.500%, 6/01/23	6/17 at 100.00	BB	4,641,118
2,065	4.625%, 6/01/26	6/17 at 100.00	B+	2,021,945
174,000	Total New Jersey			186,369,237

	New Mexico – 1.6%

1,100	Albuquerque Bernalillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 7/01/19	No Opt. Call	AA	1,255,991

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$10,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company, Four Corners Project, Refunding Series 2005B, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	$10,117,900

7,285	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Four Corners Project, Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	7,358,433

15,340	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	17,372,702

	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
845	4.000%, 6/15/18	No Opt. Call	A+	909,795
1,340	5.000%, 6/15/19	No Opt. Call	A+	1,518,448
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,506,831
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,702,466
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,777,738
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,854,916
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,936,106
1,690	5.000%, 6/15/25	No Opt. Call	A+	2,026,868
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,088,381

14,955	State of New Mexico, State Severance Tax Revenue Bonds, Series 2014A, 5.000%, 7/01/23	7/19 at 100.00	Aa1	16,988,580
61,775	Total New Mexico			68,415,155

	New York – 8.0%

500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/22	No Opt. Call	A+	593,340

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	1/16 at 100.00	AA–	501,990

1,585	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA	1,818,233

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,747

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,493,463

325	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A–	384,865

12,195	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	14,662,657

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	6,028

3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	3,951,108

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
890	0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	888,015
400	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	381,000
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	466,106
450	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	393,570
1,305	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,101,081

Nuveen Investments	161

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
$365	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	AA–	$382,644
3,910	5.000%, 12/01/17	12/16 at 100.00	A–	4,106,047
2,280	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	AA–	2,388,437
200	5.000%, 12/01/22	12/16 at 100.00	A–	209,154

610	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/18 (ETM)	No Opt. Call	A– (4)	672,354

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
3,715	5.000%, 4/01/19	No Opt. Call	A–	4,180,564
1,250	5.500%, 4/01/22	4/19 at 100.00	A–	1,396,650

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
885	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	AA–	905,576
8,865	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	9,434,842
3,000	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	3,132,450

1,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16 (ETM)	No Opt. Call	A– (4)	1,126,345

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,161,650

3,985	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012-B2, 5.000%, 11/15/21	No Opt. Call	AA–	4,734,539

5,135	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/20	No Opt. Call	AA–	6,026,385

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,000	5.000%, 7/01/23	No Opt. Call	BBB+	2,345,440
1,000	5.000%, 7/01/24	No Opt. Call	BBB+	1,177,120
625	5.000%, 7/01/25	7/24 at 100.00	BBB+	726,519
1,000	5.000%, 7/01/26	7/24 at 100.00	BBB+	1,150,420
1,500	5.000%, 7/01/27	7/24 at 100.00	BBB+	1,714,560

10,205	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	10,994,969

16,720	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/19	No Opt. Call	AA	19,124,669

30,510	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/18	No Opt. Call	AA	33,936,882

12,380	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	AA–	12,477,801

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	AA–	7,415,208

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	AA–	2,050,300

2,190	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Refunding Series 2013, 2.750%, 7/01/17	No Opt. Call	A–	2,240,611

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$53,025	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	$59,985,591

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA	5,079,850
5,000	4.000%, 4/01/17	No Opt. Call	AA	5,247,950
6,845	5.000%, 4/01/18	No Opt. Call	AA	7,558,660

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
5,560	5.000%, 6/01/16	No Opt. Call	AA	5,716,848
1,600	5.000%, 6/01/17	No Opt. Call	AA	1,712,752
2,835	5.000%, 6/01/18	No Opt. Call	AA	3,138,118

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013A:
4,370	5.000%, 6/01/20	6/16 at 100.00	AA	4,493,278
3,360	5.000%, 6/01/21	6/16 at 100.00	AA	3,454,416

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
3,105	5.000%, 6/01/20	6/16 at 100.00	AA	3,192,654
14,250	5.000%, 6/01/21	6/16 at 100.00	AA	14,650,424
1,545	5.000%, 6/01/21	6/17 at 100.00	AA	1,650,601
6,230	5.000%, 6/01/22	6/17 at 100.00	AA	6,655,821

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A-1, 5.000%, 1/01/17	No Opt. Call	AA	10,542,200

3,145	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1, 5.000%, 12/15/16	No Opt. Call	AAA	3,313,949

8,085	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	9,118,910

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	BBB+	575,005
500	5.000%, 7/01/27	7/24 at 100.00	BBB+	565,430

16,120	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B, 4.000%, 11/15/20	No Opt. Call	AA–	18,296,360

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,510	4.750%, 6/01/22	6/16 at 100.00	BBB–	1,516,131
3,640	5.000%, 6/01/26	6/16 at 100.00	BB–	3,687,575

	Yonkers, New York, General Obligation Bonds, Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,560,024
2,510	3.000%, 8/15/23	No Opt. Call	A	2,574,432
308,065	Total New York			337,146,318

	North Carolina – 1.1%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	AA	3,049,500
2,035	5.000%, 3/01/17	No Opt. Call	AA	2,159,542
2,125	5.000%, 3/01/18	No Opt. Call	AA	2,339,668

Nuveen Investments	163

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
$5,550	5.000%, 3/01/16	No Opt. Call	AA+	$5,639,633
3,050	5.000%, 3/01/18	No Opt. Call	AA+	3,347,650

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/16	No Opt. Call	AAA	1,524,930
765	3.000%, 6/01/17	No Opt. Call	AAA	795,218

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
3,290	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA	3,321,354
2,885	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA	3,014,537

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
2,030	5.000%, 1/01/25	No Opt. Call	A	2,471,363
3,000	5.000%, 1/01/26	No Opt. Call	A	3,666,690
2,755	5.000%, 1/01/27	1/26 at 100.00	A	3,323,274

615	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015B, 5.000%, 1/01/23	No Opt. Call	A	738,098

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,138,110
5,195	5.000%, 5/01/20	5/19 at 100.00	AA+	5,878,506

3,555	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A, 5.000%, 5/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (4)	4,050,140

235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	272,790
42,585	Total North Carolina			46,731,003

	North Dakota – 1.0%

300	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (4)	355,881

100	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	119,286

3,745	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	A–	4,001,870

1,000	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/18	7/16 at 100.00	BBB–	1,026,110

1,130	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2012C, 3.000%, 5/01/17	No Opt. Call	Aa3	1,171,268

	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
900	4.000%, 7/15/16	No Opt. Call	A+	921,519
1,795	4.000%, 7/15/18	No Opt. Call	A+	1,927,633
1,000	4.000%, 7/15/19	No Opt. Call	A+	1,093,360
2,105	4.000%, 7/15/20	No Opt. Call	A+	2,329,288
2,185	4.000%, 7/15/21	No Opt. Call	A+	2,418,118
2,275	4.000%, 7/15/22	No Opt. Call	A+	2,518,402
2,365	5.000%, 7/15/23	7/22 at 100.00	A+	2,735,832
2,485	5.000%, 7/15/24	7/22 at 100.00	A+	2,835,236
5,485	5.000%, 7/15/25	7/22 at 100.00	A+	6,233,154

164	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
$800	4.000%, 5/01/16	No Opt. Call	A	$813,568
800	4.000%, 5/01/17	No Opt. Call	A	837,024
800	4.000%, 5/01/18	No Opt. Call	A	857,536
725	4.000%, 5/01/19	No Opt. Call	A	792,867
800	4.000%, 5/01/20	No Opt. Call	A	884,328
800	4.000%, 5/01/21	No Opt. Call	A	889,480

6,035	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 4.000%, 5/01/20 – AGM Insured	5/17 at 100.00	AA	6,305,247
37,630	Total North Dakota			41,067,007

	Ohio – 3.8%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	A1	2,341,720
2,655	5.000%, 11/15/22	5/22 at 100.00	A1	3,100,137

2,650	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	2,804,575

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
6,680	5.000%, 6/01/16	No Opt. Call	Aaa	6,824,355
3,495	5.000%, 6/01/17	No Opt. Call	Aa1	3,687,120

23,355	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	20,976,993

3,220	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	3,482,655

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA	1,684,355
1,540	5.000%, 12/01/20	12/19 at 100.00	AA	1,756,539
1,620	5.000%, 12/01/21	12/19 at 100.00	AA	1,827,409

	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014:
4,650	5.000%, 12/01/17	No Opt. Call	AA–	5,054,504
5,515	5.000%, 12/01/20	No Opt. Call	AA–	6,389,238

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
500	4.000%, 6/15/17	No Opt. Call	Baa2	519,555
1,015	5.000%, 6/15/19	No Opt. Call	Baa2	1,110,116
1,000	5.000%, 6/15/21	No Opt. Call	Baa2	1,113,320

1,000	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/23	No Opt. Call	Aaa	1,210,120

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
1,150	5.000%, 5/15/21	No Opt. Call	AA	1,365,039
275	5.000%, 5/15/22	No Opt. Call	AA	329,728
1,000	5.000%, 5/15/23	No Opt. Call	AA	1,204,180

Nuveen Investments	165

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A	$1,807,952

1,595	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA+	1,843,421

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
2,490	5.000%, 1/01/20	No Opt. Call	AA	2,870,348
1,700	5.000%, 1/01/23	No Opt. Call	AA	2,031,500

2,175	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	2,455,553

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,000	5.000%, 2/15/16	No Opt. Call	BB+	1,009,240
2,000	5.000%, 2/15/17	No Opt. Call	BB+	2,071,380
1,630	5.000%, 2/15/18	No Opt. Call	BB+	1,724,263
1,000	5.000%, 2/15/19	No Opt. Call	BB+	1,075,530
270	5.000%, 2/15/20	No Opt. Call	BB+	293,838
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,194,280

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
870	3.000%, 10/01/16	No Opt. Call	A1	888,261
1,100	4.000%, 10/01/17	No Opt. Call	A1	1,158,465

11,085	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	11,361,792

2,440	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	BBB–	2,451,883

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,475,720

1,640	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	1,678,901

4,540	Ohio State, Capital Facilities Lease Appropriation Bonds, Mental Health Facilities Improvement Fund Project, Series 2012A, 5.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA	4,856,075

6,685	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2013B, 5.000%, 8/01/21	No Opt. Call	AA+	7,993,321

6,450	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	7,727,616

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	14,869,345

	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009B:
820	5.000%, 1/01/17	No Opt. Call	Aa2	862,870
500	5.000%, 1/01/18	No Opt. Call	Aa2	546,090

35	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	35,807

166	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$10,715	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 2.200%, 6/01/33 (Mandatory put 6/01/16)	No Opt. Call	BBB–	$10,749,824

2,000	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 2.250%, 7/01/21 (Mandatory put 7/01/16)	No Opt. Call	A–	2,025,660

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A1	2,398,477

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	4,980
150,985	Total Ohio			160,244,050

	Oklahoma – 1.4%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,420	4.000%, 9/01/18	No Opt. Call	A+	1,528,431
1,435	4.000%, 9/01/19	No Opt. Call	A+	1,564,279
2,685	4.500%, 9/01/20	No Opt. Call	A+	3,010,825

6,325	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/18	No Opt. Call	A	6,981,535

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014:
2,390	5.000%, 7/01/16	No Opt. Call	A+	2,464,735
675	5.000%, 7/01/17	No Opt. Call	A+	723,438
1,820	5.000%, 7/01/18	No Opt. Call	A+	2,008,224
2,395	5.000%, 7/01/19	No Opt. Call	A+	2,726,276

	Creek County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Sapulpa Public Schools Project, Series 2015:
1,955	4.000%, 9/01/18	No Opt. Call	A+	2,111,693
2,150	5.000%, 9/01/20	No Opt. Call	A+	2,487,357

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012:
5,000	3.000%, 3/01/17	No Opt. Call	A+	5,150,700
2,920	4.000%, 3/01/18	No Opt. Call	A+	3,118,297

1,850	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A–	1,894,974

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
210	4.000%, 9/01/17	No Opt. Call	A–	222,035
475	4.000%, 9/01/18	No Opt. Call	A–	511,827
525	5.000%, 9/01/19	No Opt. Call	A–	594,909
685	5.000%, 9/01/20	No Opt. Call	A–	788,456
745	5.000%, 9/01/21	No Opt. Call	A–	863,500

	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A:
225	4.000%, 10/01/18	No Opt. Call	AA–	245,493
165	4.000%, 10/01/19	No Opt. Call	AA–	183,741
250	5.000%, 10/01/20	No Opt. Call	AA–	294,100
315	5.000%, 10/01/21	No Opt. Call	AA–	375,842

Nuveen Investments	167

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

$1,235	Tulsa (Oklahoma), Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA–	$1,267,122

3,920	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	4,112,942

7,450	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	8,523,098

1,425	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,585,655

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,100	5.000%, 9/01/21	No Opt. Call	AA–	2,451,204
2,000	5.000%, 9/01/22	No Opt. Call	AA–	2,351,700
54,745	Total Oklahoma			60,142,388

	Oregon – 0.8%

	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	13,690,608
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	6,139,300

1,770	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2007, 1.500%, 10/01/18	No Opt. Call	A–	1,775,540

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	1,139,730

10,450	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax and Grant Receipt Revenue Bonds, Series 2013, 3.000%, 11/01/16	1/16 at 100.00	Aa3	10,474,140
29,265	Total Oregon			33,219,318

	Pennsylvania – 5.1%

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,620	5.000%, 5/01/16	No Opt. Call	Baa3	1,643,911
1,285	5.000%, 5/01/18	5/16 at 100.00	Baa3	1,300,060

6,555	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	7,264,382

	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	7,127,645
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	4,938,472

5,750	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-73, 5.000%, 12/01/19	No Opt. Call	AA–	6,632,683

1,925	Berks County, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/21 (Pre-refunded 11/15/18)	11/18 at 100.00	Aa1 (4)	2,163,296

915	Bucks County Community College Authority, Pennsylvania, Revenue Bonds, College Building County Guaranteed, Series 2014, 3.000%, 6/15/16	No Opt. Call	AAA	931,159

1,120	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,190,067

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 – BAM Insured	No Opt. Call	AA	8,559,332

168	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
$475	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	AA	$476,667
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	AA	20,062
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	AA	210,714
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	AA	75,224

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
450	4.000%, 5/01/18	No Opt. Call	Baa3	472,325
450	5.000%, 5/01/19	No Opt. Call	Baa3	491,342

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,010	4.000%, 12/01/16	No Opt. Call	A+	1,050,259
500	5.000%, 12/01/18	No Opt. Call	A+	562,655

3,335	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	A1	3,727,530

2,105	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	2,206,714

2,165	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.000%, 7/01/17	No Opt. Call	A–	2,289,617

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,176,185

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23	No Opt. Call	A	3,972,434

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,665	5.000%, 1/15/18	No Opt. Call	Baa2	1,787,294
1,310	5.000%, 1/15/19	No Opt. Call	Baa2	1,433,258
1,235	5.000%, 1/15/20	No Opt. Call	Baa2	1,369,973

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Exelon Generation Company, LLC Project, Refunding Series 2001B, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	5,015,600

6,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1994A, 2.550%, 6/01/29 (Mandatory put 6/01/20)	No Opt. Call	BBB	6,019,320

4,500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	4,517,235

7,500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	7,523,400

504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	1/16 at 100.00	N/R	458,000

335	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	350,909

Nuveen Investments	169

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$7,145	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 0.000%, 12/01/40	No Opt. Call	Baa3	$7,198,659

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
55	5.000%, 1/01/20	No Opt. Call	Aaa	62,885
225	5.000%, 7/01/20	7/19 at 100.00	Aaa	256,037
5,750	5.000%, 7/01/21	1/18 at 100.00	Aaa	6,253,988
23,940	5.000%, 1/01/22	7/17 at 100.00	Aaa	25,703,659
8,530	5.000%, 7/01/22	7/16 at 100.00	Aaa	8,798,183
15,750	5.000%, 1/01/23	1/16 at 100.00	Aaa	15,876,629

11,175	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	11,489,018

4,325	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009B, 5.000%, 6/01/16	No Opt. Call	A–	4,443,548

16,040	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	16,597,229

2,185	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,509,800

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C, 5.000%, 9/01/16	No Opt. Call	A+	10,375,400

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D:
1,795	5.000%, 9/01/17	No Opt. Call	A+	1,924,007
1,525	5.000%, 9/01/18	No Opt. Call	A+	1,683,204

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
1,120	4.000%, 12/01/18	No Opt. Call	A+	1,215,962
1,000	5.000%, 12/01/19	No Opt. Call	A+	1,141,820
2,760	5.000%, 12/01/20	No Opt. Call	A+	3,200,441
1,440	5.000%, 12/01/21	No Opt. Call	A+	1,690,488
1,500	5.000%, 12/01/22	No Opt. Call	A+	1,773,510

320	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986, 6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	333,613

1,205	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 4.000%, 12/01/16	No Opt. Call	BBB	1,236,438

1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	A–	1,300,875

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	AA+	2,882,450
202,939	Total Pennsylvania			214,905,567

	Rhode Island – 0.2%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
700	5.000%, 7/01/19	No Opt. Call	A3	776,286
1,165	5.000%, 7/01/20	No Opt. Call	A3	1,312,023
1,360	5.000%, 7/01/21	No Opt. Call	A3	1,545,994

170	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island (continued)

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2013C:
$450	4.000%, 9/15/16	No Opt. Call	A+	$463,491
520	4.000%, 9/15/18	No Opt. Call	A+	561,980

2,145	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	2,179,363
6,340	Total Rhode Island			6,839,137

	South Carolina – 0.8%

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,365	5.000%, 12/01/21	No Opt. Call	AA	4,000,817
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,905,208

5,245	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	5,495,606

1,155	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	1,419,969

	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,131,292
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,148,136

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24	8/23 at 100.00	BBB+	1,692,484
2,850	5.250%, 8/01/25	8/23 at 100.00	BBB+	3,291,408
3,500	5.250%, 8/01/26	8/23 at 100.00	BBB+	4,014,465
2,000	5.000%, 8/01/27	8/23 at 100.00	BBB+	2,252,660

1,660	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005A, 5.250%, 1/01/22 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	AA– (4)	1,673,894

1,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	AA–	1,187,940
29,190	Total South Carolina			33,213,879

	South Dakota – 0.2%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
1,580	3.000%, 11/01/17	No Opt. Call	A	1,645,902
770	3.000%, 11/01/18	No Opt. Call	A	811,518

680	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	Aaa	687,222

400	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA+	465,488

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
400	4.000%, 11/01/19	No Opt. Call	A+	442,728
320	4.000%, 11/01/20	No Opt. Call	A+	356,694
500	4.000%, 11/01/21	No Opt. Call	A+	554,845
650	5.000%, 11/01/24	No Opt. Call	A+	776,698

Nuveen Investments	171

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota (continued)

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
$650	5.000%, 11/01/20	No Opt. Call	A+	$755,664
550	5.000%, 11/01/21	No Opt. Call	A+	647,367
535	5.000%, 11/01/22	No Opt. Call	A+	632,611
7,035	Total South Dakota			7,776,737

	Tennessee – 1.1%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
225	2.000%, 12/01/15	No Opt. Call	AA+	225,360
225	2.000%, 12/01/16	No Opt. Call	AA+	228,953
710	4.000%, 12/01/20	No Opt. Call	AA+	800,177
740	4.000%, 12/01/21	No Opt. Call	AA+	840,633

	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015:
2,190	4.000%, 9/01/19	No Opt. Call	AA	2,421,176
1,510	4.000%, 9/01/20	No Opt. Call	AA	1,693,420

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,150,840
2,500	5.000%, 1/01/20	No Opt. Call	A	2,860,500
1,500	4.000%, 1/01/21	No Opt. Call	A	1,663,350

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,335	3.000%, 11/01/17	No Opt. Call	BBB+	1,375,237
250	3.000%, 11/01/18	No Opt. Call	BBB+	259,943
1,070	4.000%, 11/01/19	No Opt. Call	BBB+	1,159,206
810	4.000%, 11/01/20	No Opt. Call	BBB+	883,913
500	4.000%, 11/01/21	No Opt. Call	BBB+	546,560
1,030	5.000%, 11/01/22	11/21 at 100.00	BBB+	1,178,042

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,570	5.000%, 7/01/21	No Opt. Call	A+	3,052,543
1,320	5.000%, 7/01/22	No Opt. Call	A+	1,585,729

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
5,000	5.000%, 9/01/16	No Opt. Call	A–	5,185,200
2,500	5.000%, 9/01/18	No Opt. Call	A–	2,758,500

7,555	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/17	No Opt. Call	Aaa	8,072,442

1,000	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	Aaa	1,067,690

205	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/18	No Opt. Call	A	226,384

1,400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A	1,463,770

172	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Refunding & Improvement Series 2015:
$1,680	3.000%, 6/01/18	No Opt. Call	AA–	$1,765,411
1,100	4.000%, 6/01/19	No Opt. Call	AA–	1,209,208
1,260	4.000%, 6/01/20	No Opt. Call	AA–	1,407,395
41,215	Total Tennessee			45,081,582

	Texas – 6.5%

20,405	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A, 5.000%, 8/15/23	No Opt. Call	AAA	25,059,788

1,000	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/16	No Opt. Call	AA	1,014,110

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA–	1,167,840
650	5.000%, 9/01/22	No Opt. Call	AA–	767,013

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	3,047,983
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,806,300

3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,655,227

9,000	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Refunding Series 2015A, 5.000%, 8/15/19	No Opt. Call	AA+	10,318,950

6,055	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	6,826,225

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
700	5.000%, 11/15/19	No Opt. Call	A3	793,520
575	5.000%, 11/15/20	No Opt. Call	A3	662,705
450	5.000%, 11/15/21	No Opt. Call	A3	522,405

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	13,876,016
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	10,324,846
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	6,257,451

1,500	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Schoolhouse Series 2013A, 4.000%, 2/15/16	No Opt. Call	AAA	1,517,190

1,110	Houston, Texas, Airport System Revenue Bonds, Refunding Senior Lien Series 2009A, 5.000%, 7/01/16	No Opt. Call	AA–	1,144,477

2,900	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 5.000%, 5/15/20	No Opt. Call	AA	3,380,907

11,520	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA+	13,051,929

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A	2,597,805

Nuveen Investments	173

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
$500	5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A1	$556,490
1,000	5.000%, 11/01/19 (Alternative Minimum Tax)	No Opt. Call	A1	1,138,100
1,000	5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,156,810
1,000	5.000%, 11/01/21 (Alternative Minimum Tax)	No Opt. Call	A1	1,167,950
1,000	5.000%, 11/01/22 (Alternative Minimum Tax)	No Opt. Call	A1	1,174,630
1,455	5.000%, 11/01/23 (Alternative Minimum Tax)	No Opt. Call	A1	1,722,924
1,500	5.000%, 11/01/24 (Alternative Minimum Tax)	No Opt. Call	A1	1,781,535

3,055	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, Saint Joseph Health System, Refunding Series 2008B, 5.000%, 7/01/18	No Opt. Call	AA–	3,392,333

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,245	3.000%, 12/01/18	No Opt. Call	Baa2	1,253,790
1,510	4.000%, 12/01/21	No Opt. Call	Baa2	1,567,969

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,715	5.000%, 8/15/19	No Opt. Call	Aa2	1,961,343
2,785	5.000%, 8/15/21	No Opt. Call	Aa2	3,311,087
2,000	5.000%, 8/15/22	No Opt. Call	Aa2	2,404,100
5,480	5.000%, 8/15/23	8/22 at 100.00	Aa2	6,563,067

7,625	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	9,038,904

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,000	5.000%, 1/01/22	No Opt. Call	A1	4,741,600
4,945	5.000%, 1/01/23	No Opt. Call	A1	5,912,885
7,000	5.000%, 1/01/24	No Opt. Call	A1	8,377,040

1,590	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	1,631,102

15,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/21	No Opt. Call	Aa1	17,793,899

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,308,500

7,000	Texas Public Finance Authority, Unemployment Compensation Obligation Assessment Revenue Bonds, Refunding Series 2014B, 4.000%, 7/01/18	1/16 at 100.00	AAA	7,044,520

	Texas Southmost College District, Texas, General Obligation Bonds, Limited Tax Refunding Series 2014A:
1,460	4.000%, 2/15/17	No Opt. Call	AA–	1,522,707
2,485	5.000%, 2/15/18	No Opt. Call	AA–	2,715,260
2,560	5.000%, 2/15/19	No Opt. Call	AA–	2,880,742
2,745	5.000%, 2/15/20	No Opt. Call	AA–	3,161,417

6,585	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA	6,720,124

10,060	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/18	No Opt. Call	AAA	11,108,755

	Texas State Transportation Commission, Highway Fund Revenue Bonds, Refunding First Tier Series 2015:
8,520	4.000%, 10/01/18	No Opt. Call	AAA	9,319,346
5,000	5.000%, 10/01/19	No Opt. Call	AAA	5,763,600

174	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,695	Texas State, Public Financing Authority, General Obligation Bonds, Refunding Series 2009A, 5.000%, 10/01/17	No Opt. Call	AAA	$2,924,183

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
4,475	5.250%, 11/01/17	No Opt. Call	Baa3	4,652,031
6,815	5.250%, 11/01/18	11/17 at 100.00	Baa3	7,056,455
7,550	5.250%, 11/01/20	11/17 at 100.00	Baa3	7,756,417

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,640	3.000%, 8/15/16	No Opt. Call	A	2,680,946
2,720	3.000%, 8/15/17	No Opt. Call	A	2,793,549
239,415	Total Texas			272,848,797

	Utah – 0.2%

2,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	2,115,420

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
875	5.000%, 9/01/16	No Opt. Call	A–	907,200
500	5.000%, 9/01/17	No Opt. Call	A–	536,315
515	5.000%, 9/01/18	No Opt. Call	A–	569,240
1,250	5.000%, 9/01/19	No Opt. Call	A–	1,417,950
1,090	5.000%, 9/01/20	No Opt. Call	A–	1,251,898
2,065	5.000%, 9/01/21	No Opt. Call	A–	2,397,981
8,295	Total Utah			9,196,004

	Virgin Islands – 0.2%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
4,375	5.000%, 10/01/16	No Opt. Call	BBB	4,531,231
4,000	5.000%, 10/01/17	No Opt. Call	BBB	4,259,520
8,375	Total Virgin Islands			8,790,751

	Virginia – 1.0%

7,000	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 0.000%, 12/01/41	No Opt. Call	A2	7,171,780

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,149,310

6,000	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 0.000%, 11/01/35	No Opt. Call	A2	6,063,600

1,025	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Refunding Series 2014B, 5.000%, 2/01/19	No Opt. Call	AA+	1,159,388

	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014:
1,000	5.000%, 10/01/17	No Opt. Call	A–	1,074,950
1,000	5.000%, 10/01/18	No Opt. Call	A–	1,106,550
1,000	5.000%, 10/01/19	No Opt. Call	A–	1,133,130

7,000	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	7,165,200

Nuveen Investments	175

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$11,840	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20) (WI/DD, Settling 11/02/15)	No Opt. Call	A2	$11,961,004

2,765	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	2,820,162
39,630	Total Virginia			40,805,074

	Washington – 2.9%

14,065	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	17,124,138

5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa1	6,191,250

	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2015B:
1,280	5.000%, 3/01/18	No Opt. Call	A+	1,401,997
2,000	5.000%, 3/01/19	No Opt. Call	A+	2,254,120
1,000	5.000%, 3/01/20	No Opt. Call	A+	1,154,140
1,750	5.000%, 3/01/21	No Opt. Call	A+	2,048,480

4,230	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	AA	4,472,210

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,100	5.000%, 12/01/18	No Opt. Call	A+	1,230,339
1,500	5.000%, 12/01/20	No Opt. Call	A+	1,750,320
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,472,603

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,309,240

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,500	5.000%, 1/01/21	No Opt. Call	A	1,716,345
3,730	5.000%, 1/01/22	No Opt. Call	A	4,302,592
1,950	5.000%, 1/01/24	No Opt. Call	A	2,277,542
1,310	5.000%, 1/01/25	No Opt. Call	A	1,538,700

1,020	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	A+	1,201,917

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	11,291,400

10,675	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	12,672,186

2,600	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	2,613,832

6,000	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2008, 2.125%, 6/01/20	6/19 at 100.00	A–	6,055,440

20,070	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	AA+	23,928,656
8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (4)	9,683,411
104,590	Total Washington			120,690,858

176	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia – 0.6%

$6,210	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	Baa1	$6,233,784

8,550	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 0.000%, 3/01/40	No Opt. Call	Baa1	8,627,891

5,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	Baa1	5,039,850

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	A3	1,194,675

355	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	385,789
2,480	West Virginia University, Revenue Bonds, West Virginia University Projects, Series 2000A, 0.000%, 4/01/17 – AMBAC Insured	No Opt. Call	Aa3	2,452,249
23,615	Total West Virginia			23,934,238

	Wisconsin – 2.0%

950	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/19	No Opt. Call	Aa3	1,090,914

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B, 4.000%, 11/15/43 (Mandatory put 3/01/18)	No Opt. Call	AA+	3,225,150

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A2	5,315,400
5,000	5.000%, 7/15/18	No Opt. Call	A2	5,454,100
5,680	5.000%, 7/15/19	No Opt. Call	A2	6,335,642

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	3,224,836

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B:
590	4.000%, 8/15/17	No Opt. Call	AA–	625,093
1,465	5.000%, 8/15/18	No Opt. Call	AA–	1,630,867

6,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	7,185,000

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,475	5.000%, 12/01/16	No Opt. Call	AA–	1,538,396
1,555	5.000%, 12/01/17	No Opt. Call	AA–	1,668,562
1,635	5.000%, 12/01/18	No Opt. Call	AA–	1,801,525
1,710	5.000%, 12/01/19	No Opt. Call	AA–	1,924,947

5,240	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	5,516,410

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
500	5.000%, 8/15/16	No Opt. Call	AA	518,325
750	5.000%, 8/15/18	No Opt. Call	AA	834,698
315	5.000%, 8/15/20	No Opt. Call	AA	366,629
1,480	5.000%, 8/15/21	No Opt. Call	AA	1,746,104
55	5.000%, 8/15/23	8/22 at 100.00	AA	64,719

Nuveen Investments	177

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$2,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/18		8/16 at 100.00	A–	$2,122,222

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,035	5.250%, 5/01/20		5/19 at 100.00	AA–	8,071,326
5	5.375%, 5/01/25		5/19 at 100.00	AA–	5,708
2,820	5.750%, 5/01/29		5/19 at 100.00	AA–	3,243,761

9,815	Wisconsin State, Transportation Revenue Bonds, Refunding Series 2015-1, 5.000%, 7/01/18		No Opt. Call	AA+	10,920,855

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	5,725,550
595	5.000%, 7/01/22 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	681,340
1,515	5.000%, 7/01/23 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	1,734,842

	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25		7/24 at 100.00	A1	805,608
1,000	5.000%, 7/01/26		7/24 at 100.00	A1	1,188,620
700	5.000%, 7/01/27		7/24 at 100.00	A1	822,213
76,450	Total Wisconsin				85,389,362
$3,749,411	Total Municipal Bonds (cost $3,985,732,560)				4,081,553,570

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$132	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$6,584

35	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	1,401
$167	Total Corporate Bonds (cost $14,944)				7,985
	Total Long-Term Investments (cost $3,985,747,504)				4,081,561,555

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.9%

	MUNICIPAL BONDS – 0.9%

	National – 0.0%

$461	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class B, Variable Rate Demand Obligations, Series 2014, 0.310%, 12/15/15		No Opt. Call	A+	$460,998

1,500	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 0.710%, 11/15/17 (8)		No Opt. Call	A+	1,485,930
1,961	Total National				1,946,928

	California – 0.3%

3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (WI/DD, Settling 11/10/15) (Alternative Minimum Tax) (8)		No Opt. Call	A–2	3,365,000

178	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,490	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (WI/DD, Settling 11/10/15) (Alternative Minimum Tax) (8)	No Opt. Call	A–2	$6,490,000

1,535	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/31/15 (6)	No Opt. Call	N/R	1,539,206

150	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/31/15 (6)	No Opt. Call	N/R	150,411

225	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/31/15 (6)	No Opt. Call	N/R	225,617
11,765	Total California			11,770,234

	Missouri – 0.4%

14,845	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 0.320%, 7/01/22 (8)	No Opt. Call	A–2	14,845,000

	Pennsylvania – 0.2%

10	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Variable Rate Demand Obligations, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (8)	1/16 at 100.00	N/R	9,682

6,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Variable Rate Demand Obligations, Series 2001-14, 1.500%, 11/01/31 (Mandatory put 5/01/18) (8)	5/18 at 100.00	A–1	6,850,184
6,810	Total Pennsylvania			6,859,866
$35,381	Total Short-Term Investments (cost $35,380,833)			35,422,028
	Total Investments (cost $4,021,128,337) – 98.4%			4,116,983,583
	Other Assets Less Liabilities – 1.6%			68,813,076
	Net Assets – 100%			$4,185,796,659

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(8)	Investment has a maturity of more than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	179

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.4%

	MUNICIPAL BONDS – 98.4%

	Alabama – 0.1%

$1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 0.000%, 7/15/34	No Opt. Call	A1	$1,009,840

	Alaska – 0.7%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
2,535	5.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	Baa2	2,771,870
1,660	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,839,612

40	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	1/16 at 100.00	Ba1	40,008
4,235	Total Alaska			4,651,490

	Arizona – 4.9%

515	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/17	No Opt. Call	A2	559,166

660	Creighton Elementary School District 14, Maricopa County, Arizona, General Obligation Bonds, Series 2014B, 3.000%, 7/01/18	No Opt. Call	A1	695,039

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,726,615

	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B:
1,500	3.000%, 7/01/18	No Opt. Call	Aa1	1,588,200
1,775	4.000%, 7/01/19	No Opt. Call	Aa1	1,962,990

440	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 4.000%, 7/01/17	No Opt. Call	AA	463,527

2,045	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.000%, 7/01/17	No Opt. Call	A	2,186,943

1,100	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, School Improvement, Series 2014, 2.000%, 7/01/18	No Opt. Call	AA–	1,132,428

6,245	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/17	No Opt. Call	A+	6,693,139

1,495	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	1,602,535

1,365	Phoenix Civic Improvement Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds, Light Rail Project, Series 2013, 5.000%, 7/01/16	No Opt. Call	AA	1,408,994

300	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 3.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	AA+	304,902

1,345	Pima County Regional Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Regional Transportation Fund, Series 2014, 5.000%, 6/01/18	No Opt. Call	AA+	1,492,345

1,260	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 2.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,297,485

180	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
$1,000	5.000%, 8/01/18	No Opt. Call	AA–	$1,109,910
3,195	3.000%, 8/01/19	No Opt. Call	AA–	3,405,966

1,195	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/18	No Opt. Call	AA+	1,338,878

1,070	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/18	No Opt. Call	AA–	1,183,645

1,310	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Refunding Series 2015, 4.000%, 7/15/18	No Opt. Call	A1	1,405,342

455	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Refunding Series 2014, 4.000%, 7/01/18	No Opt. Call	Aa3	491,491

500	Yuma County Elementary School District 1, Arizona, General Obligation Bonds, School Improvement Project 2014, Series 2015A, 4.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	539,685

815	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A–	913,142
31,130	Total Arizona			33,502,367

	Arkansas – 0.8%

3,280	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	3,708,204

1,535	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/19	No Opt. Call	Aa2	1,773,984
4,815	Total Arkansas			5,482,188

	California – 5.2%

350	Azusa Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Central Business District & West End Redevelopment Project Areas, Series 2014A, 4.000%, 8/01/17 – AGM Insured	No Opt. Call	AA	370,167

480	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 3.000%, 9/01/16	No Opt. Call	N/R	484,406

715	Calexico Community Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Central Business District and Residential Redevelopment Project Area, Refunding Series 2014, 5.000%, 8/01/18 – AGM Insured	No Opt. Call	AA	794,000

800	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Refunding Series 2013, 3.000%, 1/01/17	No Opt. Call	AA–	823,336

2,095	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013B, 5.000%, 7/01/43 (Mandatory put 10/17/17)	No Opt. Call	AA–	2,268,382

275	California Municipal Finance Authority, Revenue Bonds, Centro De Salud De La Communidad De Ysidero, Inc., Series 2013, 3.000%, 3/01/16	No Opt. Call	AA–	277,186

1,020	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014C, 2.500%, 8/01/20	11/16 at 100.00	AA–	1,033,097

175	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	175,560

1,365	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A, 4.000%, 10/01/17	No Opt. Call	A–	1,442,778

Nuveen Investments	181

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,135	Cathedral City Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2014A, 4.000%, 8/01/17	No Opt. Call	BBB+	$2,254,475

	Clovis, California, Water Revenue Bonds, Refunding Series 2013:
225	4.000%, 3/01/16 – BAM Insured	No Opt. Call	AA	227,633
250	4.000%, 3/01/17 – BAM Insured	No Opt. Call	AA	261,090

1,000	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2013, 4.000%, 8/01/17 – AGM Insured	No Opt. Call	AA	1,059,930

500	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Senior Lien Series 2013A, 4.000%, 9/01/17	No Opt. Call	A–	525,960

	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014:
400	4.000%, 9/01/16	No Opt. Call	N/R	409,852
475	4.000%, 9/01/17	No Opt. Call	N/R	496,945

	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B:
875	4.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	Baa1	894,784
905	4.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1	949,979

2,685	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/17	No Opt. Call	A+	2,877,917

3,425	Los Angeles County Redevelopment Authority, California, Tax Allocation Revenue Bonds, Various Redevelopment Project Areas, Refunding Series 2013D, 5.000%, 9/01/16	No Opt. Call	A–	3,554,362

500	Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	516,390

	Orange City, California, Special Tax Bonds, Community Facilities District 91-2, Serrano Heights Public Improvements, Refunding Series 2013:
320	3.000%, 10/01/16	No Opt. Call	A	327,014
360	3.000%, 10/01/17	No Opt. Call	A	373,684
300	4.000%, 10/01/18	No Opt. Call	A	323,529

1,100	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 3.000%, 9/01/16	No Opt. Call	N/R	1,109,647

940	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 9/01/17 – BAM Insured	No Opt. Call	AA	992,800

275	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	N/R	291,255

510	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.000%, 6/01/18	No Opt. Call	AA+	567,125

550	Sacramento City Financing Authority, California, Special Tax Revenue Bonds, Westlake and Regency Park, Refunding Series 2013A, 3.000%, 9/01/16	No Opt. Call	BBB+	560,566

420	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Refunding Series 2014A, 5.000%, 8/01/18 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	463,222

	San Benito Health Care District, San Benito County, California, Revenue Bonds, Refunding Series 2013:
300	3.000%, 3/01/16	No Opt. Call	AA–	302,700
350	4.000%, 3/01/18	No Opt. Call	AA–	374,651

600	San Bernardino City Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2013A, 5.000%, 8/01/17	No Opt. Call	A	645,918

182	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$200	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/17	No Opt. Call	BBB+	$213,850

	Santa Cruz County Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014:
1,000	5.000%, 9/01/17 – BAM Insured	No Opt. Call	AA	1,078,730
600	5.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	667,704

815	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Refunding Series 2014A, 4.000%, 8/15/17	No Opt. Call	BBB+	863,330

605	Successor Agency to the Redevelopment Agency of the City of San Pablo, California, Tax Allocation Refunding Bonds, Series 2014A, 4.000%, 6/15/17 – AGM Insured	No Opt. Call	AA	637,966

895	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Anticipation Notes Series 2014A, 0.000%, 1/01/18	No Opt. Call	N/R	880,680

280	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Refunding Series 2014A, 4.000%, 8/01/18 – BAM Insured	No Opt. Call	AA	304,382

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A+	1,095,143

	Val Verde Unified School District Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2014:
425	3.000%, 10/01/17 – BAM Insured	No Opt. Call	AA	441,154
260	4.000%, 10/01/18 – BAM Insured	No Opt. Call	AA	281,367

600	West Kern Water District, California, Certificates of Participation, Series 2011, 3.000%, 6/01/16	No Opt. Call	AA–	608,532
33,340	Total California			35,103,178

	Colorado – 3.0%

370	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds, Monument Academy Charter School Project, Refunding Series 2014, 2.000%, 10/01/16	No Opt. Call	A	373,870

250	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013, 3.000%, 6/01/16	No Opt. Call	A	253,545

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012, 2.250%, 7/15/17	No Opt. Call	A	177,270

300	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014, 3.000%, 8/15/17	No Opt. Call	A	310,098

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding & Improvement Series 2014:
610	2.000%, 12/01/16	No Opt. Call	A	618,192
375	3.000%, 12/01/17	No Opt. Call	A	388,976
250	3.000%, 12/01/18	No Opt. Call	A	261,560

235	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 4.000%, 12/01/18	No Opt. Call	A	253,227

625	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18	No Opt. Call	A	674,675

2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-3, 0.000%, 7/01/39	No Opt. Call	A+	2,002,160

Nuveen Investments	183

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
$300	3.000%, 6/01/18	No Opt. Call	A–	$312,303
500	4.000%, 6/01/19	No Opt. Call	A–	538,810

390	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 3.000%, 12/01/15 – AGM Insured	No Opt. Call	AA	390,952

375	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/18 – AGM Insured	No Opt. Call	AA	386,254

380	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	393,935

1,390	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2011A, 5.250%, 11/15/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,563,653

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 4.000%, 11/15/17 (Alternative Minimum Tax)	No Opt. Call	A+	590,809

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A:
250	4.000%, 11/15/15 (Alternative Minimum Tax)	No Opt. Call	A	250,403
250	5.000%, 11/15/16 (Alternative Minimum Tax)	No Opt. Call	A	261,600

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B:
100	3.000%, 11/15/15	No Opt. Call	A	100,123
475	4.000%, 11/15/16	No Opt. Call	A	492,988
375	5.000%, 11/15/17	No Opt. Call	A	407,513

1,355	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Refunding Series 2007A, 5.000%, 12/01/17	12/16 at 100.00	BBB+	1,415,948

2,045	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/16	No Opt. Call	A–	2,142,015

375	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	366,435

	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
225	5.000%, 12/01/17	No Opt. Call	N/R	236,032
100	5.000%, 12/01/19	No Opt. Call	N/R	106,381

175	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 3.000%, 12/01/16	No Opt. Call	BBB	178,598

1,240	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 3.000%, 12/01/15	No Opt. Call	A	1,242,765

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
730	4.000%, 12/01/15	No Opt. Call	N/R	730,701
1,015	4.000%, 12/01/16	No Opt. Call	N/R	1,025,850

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013B:
480	3.000%, 12/01/15	No Opt. Call	A	481,051
490	3.000%, 12/01/16	No Opt. Call	A	502,809
510	3.000%, 12/01/17	No Opt. Call	A	532,603

184	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$235	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding Series 2012, 3.000%, 12/01/15	No Opt. Call	BBB	$235,505

500	Weld County School District RE7, Colorado, General Obligation Bonds, Series 2015, 3.000%, 12/01/18	No Opt. Call	Aa2	531,540
20,005	Total Colorado			20,731,149

	Connecticut – 0.3%

535	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 4.000%, 7/01/16	No Opt. Call	A	547,005

1,765	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	1,797,405
2,300	Total Connecticut			2,344,410

	District of Columbia – 0.3%

325	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 3.000%, 10/01/16	No Opt. Call	A+	332,231

1,600	District of Columbia, Revenue Bonds, Medlantic/Helix Issue, Series 1998B, 5.000%, 8/15/17 – AGM Insured	No Opt. Call	AA	1,716,096
1,925	Total District of Columbia			2,048,327

	Florida – 5.4%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	3.000%, 11/15/16	No Opt. Call	BBB	304,641
600	4.000%, 11/15/17	No Opt. Call	BBB	624,348

425	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2014, 5.000%, 4/01/18	No Opt. Call	A–	463,344

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
2,040	6.000%, 6/01/16	No Opt. Call	A+	2,108,218
1,375	5.000%, 6/01/16 – AGC Insured	No Opt. Call	AA	1,413,019

4,805	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/16	No Opt. Call	AA–	4,937,858

	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1:
1,220	1.500%, 5/01/16	No Opt. Call	BBB	1,220,915
1,240	1.750%, 5/01/17	No Opt. Call	BBB	1,241,104

770	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2014B, 4.000%, 4/01/17	No Opt. Call	Baa1	806,498

500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 4.000%, 4/01/16	No Opt. Call	Baa1	506,385

750	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.250%, 6/01/16	No Opt. Call	A–	770,835

550	Hernando County, Florida, Water and Sewer Revenue Bonds, Refunding Series 2013A, 4.000%, 6/01/17	No Opt. Call	Aa3	578,144

1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2009E, 5.000%, 11/15/15	No Opt. Call	Aa2	1,002,060

Nuveen Investments	185

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Variable Rate Demand Series 2005I, 5.000%, 11/15/16	No Opt. Call	Aa2	$2,095,760

1,095	Lee County, Florida, Transportation Facilities Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,221,867

1,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA	1,054,130

3,340	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A	3,584,321

1,300	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 5/01/18	No Opt. Call	A1	1,432,990

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014:
1,000	3.000%, 12/01/16	No Opt. Call	BBB+	1,023,220
1,000	3.000%, 12/01/17	No Opt. Call	BBB+	1,036,260

730	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 4.000%, 11/01/15	No Opt. Call	BBB+	730,058

1,060	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2011, 4.000%, 10/01/16	No Opt. Call	BBB	1,088,631

3,505	Saint Johns County School Board, Florida, Certificates of Participation, Master Lease Program, Refunding Series 2015, 5.000%, 7/01/18	No Opt. Call	A+	3,890,024

585	Saint Lucie County, Florida, Sales Tax Revenue Bonds, Refunding Series 2013A, 4.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	603,480

215	South Broward Hospital District, Florida, Hospital Revenue Bonds, Memorial Health System, Refunding Series 2006, 5.000%, 5/01/18	5/16 at 100.00	AA–	219,926

575	South Broward Hospital District, Florida, Hospital Revenue Bonds, Memorial Health System, Refunding Series 2006, 5.000%, 5/01/18 (Pre-refunded 5/01/16)	5/16 at 100.00	AA–	588,748

265	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 4.000%, 7/01/17	No Opt. Call	A–	277,879

1,720	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B, 4.000%, 7/01/18	No Opt. Call	A–	1,835,120
34,965	Total Florida			36,659,783

	Georgia – 1.0%

2,460	Bartow County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Bowen Project, Series 1997, 2.375%, 9/01/29 (Mandatory put 8/10/17)	No Opt. Call	A–	2,527,084

525	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant Project, Fifth Series 1995, 1.375%, 10/01/32 (Mandatory put 4/04/17)	No Opt. Call	A+	529,116

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
529	5.500%, 7/15/23	7/21 at 100.00	N/R	536,269
1,035	5.500%, 7/15/30	7/21 at 100.00	N/R	1,049,718
1,136	5.500%, 1/15/36	7/21 at 100.00	N/R	1,152,407

186	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010, 1.700%, 6/01/49 (Mandatory put 6/21/17)	No Opt. Call	A2	$1,014,750

225	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 4.000%, 10/01/18 (WI/DD, Settling 11/02/15)	No Opt. Call	Baa2	241,342
6,910	Total Georgia			7,050,686

	Illinois – 5.9%

1,390	Arlington Heights, Illinois, General Obligation Bonds, Series 2014, 3.000%, 12/01/18	No Opt. Call	Aa1	1,475,499

2,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2015, 5.000%, 6/01/18	No Opt. Call	A	2,156,320

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
1,090	5.000%, 1/01/19	No Opt. Call	A	1,216,614
445	5.000%, 1/01/20	No Opt. Call	A	508,684

715	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2004B, 5.250%, 1/01/16 – NPFG Insured	No Opt. Call	AA	720,455

1,070	Decatur, Illinois, General Obligation Bonds, Refunding Series 2013, 3.000%, 3/01/16	No Opt. Call	A1	1,078,838

2,020	Illinois Finance Authority, National Rural Utilities Cooperative Finance Corporation Guaranteed Solid Waste Disposal Revenue Bonds, Prairie Power, Inc. Project, Series 2008A, 1.300%, 7/01/42 (Mandatory put 5/08/17)	No Opt. Call	A	2,029,009

	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A:
1,000	4.000%, 10/01/17	No Opt. Call	BBB	1,041,400
500	5.000%, 10/01/19	No Opt. Call	BBB	553,075

330	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/19	No Opt. Call	BBB	363,990

225	Illinois Finance Authority, Revenue Bonds, DePaul University, Refunding Series 2013, 5.000%, 10/01/17	No Opt. Call	A	242,579

410	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	434,403

895	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,028,140

1,195	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/18	No Opt. Call	A-	1,288,521

1,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/19	No Opt. Call	A+	1,143,100

300	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5)	1/16 at 18.35	N/R	3

	Illinois State, General Obligation Bonds, February Series 2014:
2,550	4.000%, 2/01/18	No Opt. Call	A–	2,652,765
1,100	5.000%, 2/01/19	No Opt. Call	A–	1,184,810
1,250	5.000%, 2/01/20	No Opt. Call	A–	1,363,838

2,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/17	No Opt. Call	A–	2,102,340

2,205	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/17	No Opt. Call	A–	2,329,516

Nuveen Investments	187

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,905	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/16	No Opt. Call	A–	$6,026,820

2,800	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013B, 5.000%, 12/01/17	No Opt. Call	AA–	3,041,444

	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014:
155	2.000%, 3/01/16 – AGM Insured	No Opt. Call	AA	155,629
475	3.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	485,407
505	3.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	519,933
535	3.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	552,243

295	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 3.000%, 10/01/16	No Opt. Call	Baa1	299,457

1,705	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2014A, 4.000%, 6/01/18	No Opt. Call	AA	1,835,552

	St Clair County, Illinois, Highway Revenue Bonds, Series 2013A:
350	5.000%, 1/01/16	No Opt. Call	AA–	352,699
360	5.000%, 1/01/17	No Opt. Call	AA–	377,863

885	Waukegan, Illinois, General Obligation Bonds, Refunding Series 2012A, 4.000%, 12/30/15 – AGM Insured	No Opt. Call	A2	890,062

450	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 5.750%, 12/01/15 – AGM Insured	No Opt. Call	AA	452,039
38,110	Total Illinois			39,903,047

	Indiana – 4.2%

	Greater Clark County School Building Corporation, Jeffersonville, Indiana, First Mortgage Bonds, Refunding Series 2014B:
1,120	5.000%, 1/15/18	No Opt. Call	AA+	1,219,971
1,045	5.000%, 7/15/18	No Opt. Call	AA+	1,156,198

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,570	5.000%, 3/01/16	No Opt. Call	BBB–	1,587,144
1,165	5.000%, 3/01/18	No Opt. Call	BBB–	1,232,896

920	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding Series 2014A, 4.000%, 12/01/18	No Opt. Call	AA–	1,007,529

1,605	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	1,678,236

435	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/18	No Opt. Call	AA	485,804

1,100	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A – 5, 2.000%, 11/01/27 (Mandatory put 8/01/17)	No Opt. Call	AA+	1,124,563

1,360	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007L, 5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	1,452,398

3,140	Indianapolis, Indiana, Gas Utility System Revenue Bonds, Refunding 2nd Lien Series 2008C, 5.000%, 6/01/17	No Opt. Call	AA	3,346,392

5,335	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2014, 5.000%, 7/15/18	No Opt. Call	AA+	5,928,465

188	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$650	Jasper Hospital Authority, Indiana, Revenue and Refunding Bonds, Memorial Hospital and Health Care Center Project, Series 2013, 3.000%, 11/01/15	No Opt. Call	A–	$650,039

	Plainfield Community High School Building Corporation, Hendricks County, Indiana, Ad Valorem Property Tax First Mortgage Bonds, Refunding Series 2014:
500	4.000%, 1/15/17	No Opt. Call	AA+	521,530
600	4.000%, 1/15/18	No Opt. Call	AA+	642,792

6,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2009A, 1.750%, 6/01/25 (Mandatory put 6/01/18)	No Opt. Call	Baa1	6,049,320

285	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014, 3.000%, 2/01/17	No Opt. Call	A	293,085
26,830	Total Indiana			28,376,362

	Iowa – 1.2%

	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010:
1,150	5.000%, 7/01/16	No Opt. Call	A1	1,183,868
2,520	5.000%, 7/01/20	No Opt. Call	A1	2,894,800

290	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	308,635

	Johnston Community School District, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Series 2014:
1,170	4.000%, 7/01/17 – AGC Insured	No Opt. Call	AA	1,233,356
1,130	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	1,285,420

1,090	West Des Moines Community School District, Polk and Dallas Counties, Iowa, School Infrastructure Sales, Services, and Use Tax Bonds, Series 2014, 2.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	1,121,545
7,350	Total Iowa			8,027,624

	Kansas – 0.5%

500	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 4.000%, 11/15/15	No Opt. Call	A+	500,805

1,000	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 5.000%, 11/15/15 (ETM)	No Opt. Call	N/R (4)	1,002,040

1,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III, 5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	1,048,790

500	Wyandotte County/Kansas City Unified Government Board of Public Utilities, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 4.000%, 9/01/18	No Opt. Call	A+	541,975
3,000	Total Kansas			3,093,610

	Kentucky – 1.7%

2,800	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.000%, 8/15/17	No Opt. Call	A+	3,000,592

2,070	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	2,206,351

1,000	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A, 3.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A+	1,038,270

Nuveen Investments	189

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$1,155	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/18	No Opt. Call	A+	$1,291,290

1,365	Louisville-Jefferson County Metro Government, Kentucky, Mortgage Revenue Bonds, University of Louisville Papa John’s Cardinal Stadium Project, Refunding & Improvement, Series 2008A, 5.000%, 3/01/18	No Opt. Call	AA–	1,500,435

1,435	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	1,453,454

500	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 4.000%, 11/01/15	No Opt. Call	A	500,050

910	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	912,239
11,235	Total Kentucky			11,902,681

	Louisiana – 2.4%

315	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011, 3.000%, 5/01/16 – AGM Insured	No Opt. Call	A2	319,183

700	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB	702,716

1,940	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/18	No Opt. Call	A1	2,146,435

	Evangeline Parish Road & Drainage Sales Tax District 1, Louisiana, Sales and Use Tax Revenue Bonds, Series 2013:
250	3.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	256,265
500	3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	520,465

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
1,255	5.000%, 6/01/18	No Opt. Call	A1	1,380,174
1,800	5.000%, 6/01/19	No Opt. Call	A1	2,025,954
505	5.000%, 6/01/20	No Opt. Call	A1	580,144

1,270	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing/University Facilities Project, Series 2013, 4.000%, 8/01/17	No Opt. Call	A3	1,330,643

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Parking Facilities Corporation – Phase I Project, Series 2012, 3.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	1,019,730

1,575	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/17	No Opt. Call	A–	1,695,236

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
360	3.000%, 5/15/18	No Opt. Call	Baa1	374,591
595	4.000%, 5/15/19	No Opt. Call	Baa1	642,011

1,960	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/20	No Opt. Call	A	2,276,403

190	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,100	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/21 – NPFG Insured	12/15 at 100.00	AA–	$1,104,543
15,125	Total Louisiana			16,374,493

	Maine – 0.2%

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	3.000%, 7/01/16	No Opt. Call	BBB+	507,630
535	3.000%, 7/01/17	No Opt. Call	BBB+	551,585
1,035	Total Maine			1,059,215

	Maryland – 0.3%

280	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 3.000%, 6/01/16	No Opt. Call	Baa3	282,918

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
800	5.000%, 7/01/18	No Opt. Call	BBB	873,976
900	5.000%, 7/01/19	No Opt. Call	BBB	1,004,688
1,980	Total Maryland			2,161,582

	Massachusetts – 0.9%

1,290	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.500%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	1,297,263

	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014:
600	4.000%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	620,226
1,500	4.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	AA	1,579,725
1,255	3.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,303,543

1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 5.250%, 8/01/18	No Opt. Call	AAA	1,123,920
5,645	Total Massachusetts			5,924,677

	Michigan – 3.5%

	Brighton Area School District, Livingston County, Michigan, General Obligation Bonds, School Building & Site Series 2013II:
250	2.000%, 5/01/17	No Opt. Call	Aa1	254,575
750	5.000%, 5/01/18	No Opt. Call	Aa1	823,643

500	East Lansing School District, Ingham County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/18	No Opt. Call	AA–	549,095

980	Grand Blanc Community Schools, Genesee County, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/17	No Opt. Call	AA–	1,027,069

1,730	Huron Valley School District, Oakland and Livingston Counties, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/18	No Opt. Call	AA–	1,899,869

1,000	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2014, 4.000%, 5/01/17 – BAM Insured	No Opt. Call	AA	1,046,230

525	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, School Building & Site Series 2013I, 3.000%, 5/01/16 – AGM Insured	No Opt. Call	AA	531,710

1,210	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 4.000%, 8/01/18	No Opt. Call	A1	1,305,203

Nuveen Investments	191

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$2,040	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/18	No Opt. Call	AA	$2,293,756

2,415	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/16	No Opt. Call	AA+	2,529,060

1,790	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	1,840,048

1,025	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-3, 1.400%, 11/15/47 (Mandatory put 6/29/18)	No Opt. Call	AA+	1,037,946

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2008A-1, 6.000%, 12/01/17	No Opt. Call	AA	1,108,160

1,500	Michigan State Trunk Line Fund Refunding Bonds, Series 2014, 5.000%, 11/15/18	No Opt. Call	AA+	1,687,365

1,000	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/18	No Opt. Call	Aa2	1,102,910

200	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A1	214,004

1,000	Saint Joseph Public Schools, Berrien County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/18	No Opt. Call	AA–	1,098,190

1,350	Warren Consolidated Schools, Macomb and Oakland Counties, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/16	No Opt. Call	AA–	1,374,111

1,600	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010A, 5.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A	1,668,256

665	Western Michigan University, General Revenue Bonds, Refunding Series 2013, 5.000%, 11/15/17	No Opt. Call	A1	721,731
22,530	Total Michigan			24,112,931

	Minnesota – 7.7%

2,805	Bemidji Independent School District 31, Beltrami County, Minnesota, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/17	No Opt. Call	AA+	2,985,165

4,105	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A, 5.000%, 2/01/18	No Opt. Call	AA+	4,502,323

	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
325	2.000%, 12/01/15	No Opt. Call	AA	325,413
360	3.000%, 12/01/16	No Opt. Call	AA	369,173
360	3.000%, 12/01/17	No Opt. Call	AA	374,353
365	3.000%, 12/01/18	No Opt. Call	AA	383,250
380	3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	402,678

670	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/18	No Opt. Call	A–	726,762

560	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation Bonds, School Building Series 2015A, 0.000%, 2/01/19	No Opt. Call	AA+	539,196

135	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015, 2.000%, 1/01/18	No Opt. Call	N/R	134,942

3,020	Farmington Independent School District 192, Dakota County, Minnesota, General Obligation Bonds, Crossover School Building Refunding Series 2014A, 4.000%, 2/01/18	No Opt. Call	Aa2	3,244,899

192	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,090	Hopkins Independent School District 270, Hennepin County, Minnesota, General Obligation Bonds, Crossover Refunding Series 2015C, 5.000%, 2/01/20 (WI/DD, Settling 11/12/15)	No Opt. Call	Aa2	$2,419,802

	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015:
370	4.000%, 9/01/17	No Opt. Call	Baa1	390,494
300	4.000%, 9/01/18	No Opt. Call	Baa1	322,083

2,985	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Refunding Series 2013D, 5.000%, 2/01/18	No Opt. Call	AA+	3,272,515

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17 (ETM)	No Opt. Call	BBB+ (4)	2,693,225

705	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012, 2.600%, 11/15/15	No Opt. Call	N/R	705,141

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015:
220	1.950%, 3/01/17	No Opt. Call	N/R	219,824
280	2.350%, 3/01/18	No Opt. Call	N/R	279,619

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015:
490	2.000%, 3/01/17	No Opt. Call	N/R	489,672
460	2.400%, 3/01/18	No Opt. Call	N/R	459,480
605	3.000%, 3/01/20	No Opt. Call	N/R	603,863

600	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2014B, 5.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	A	651,774

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C:
200	1.250%, 5/01/16	No Opt. Call	Baa3	200,510
215	1.550%, 5/01/17	No Opt. Call	Baa3	215,925
300	2.000%, 5/01/18	No Opt. Call	Baa3	302,223

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
910	5.500%, 5/01/16	No Opt. Call	N/R	922,958
1,065	5.500%, 5/01/17	No Opt. Call	N/R	1,107,025

210	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R, 3.000%, 12/01/15	No Opt. Call	Baa2	210,384

650	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2012-7Q, 4.000%, 10/01/16	No Opt. Call	Baa1	668,649

1,115	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 4.000%, 10/01/17	No Opt. Call	A2	1,181,933

1,010	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2006-6I, 5.000%, 4/01/16	No Opt. Call	A2	1,029,645

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C:
275	1.050%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA+	275,842
840	1.400%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	845,830

3,635	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 5.000%, 10/01/18	No Opt. Call	AA+	4,080,251

1,475	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	1,608,296

Nuveen Investments	193

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A:
$135	2.250%, 12/01/15	No Opt. Call	BBB–	$135,059
320	2.500%, 12/01/16	No Opt. Call	BBB–	321,123
220	3.000%, 12/01/17	No Opt. Call	BBB–	223,117

565	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.000%, 11/15/38 (Mandatory put 11/15/18)	No Opt. Call	AA	617,037

1,295	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Refunding Series 2015C, 5.000%, 2/01/20 (WI/DD, Settling 11/19/15)	No Opt. Call	Aa2	1,496,126

425	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 4.000%, 5/01/18	No Opt. Call	A1	456,497

1,095	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	1,280,405

2,380	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, Refunding Series 2014A, 4.000%, 2/01/18	No Opt. Call	Aa2	2,553,907

155	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB–	155,398

1,555	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/20 (WI/DD, Settling 11/03/15)	No Opt. Call	AA+	1,805,993

300	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 4.000%, 1/01/16	No Opt. Call	N/R	300,837

545	Shakopee Independent School District 720, Scott County, Minnesota, Certificates of Participation, Series 2013B, 2.000%, 2/01/17	No Opt. Call	Aa3	553,884

450	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014, 5.000%, 9/01/17	No Opt. Call	A	484,641

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015:
1,365	5.000%, 11/15/18	No Opt. Call	BBB–	1,488,423
1,330	5.000%, 11/15/19	No Opt. Call	BBB–	1,479,798
48,725	Total Minnesota			52,497,362

	Mississippi – 0.1%

800	Mississippi Business Finance Corporation, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Series 2002, 1.375%, 3/01/27 (Mandatory put 3/01/17) (Alternative Minimum Tax)	No Opt. Call	A–	802,704

	Missouri – 5.1%

1,740	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/18	No Opt. Call	AA+	1,952,315

1,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012, 4.000%, 8/01/17	No Opt. Call	A	1,048,100

1,090	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 4.000%, 6/01/17	No Opt. Call	AA–	1,146,418

	Cape Girardeau County Reorganized School District R2, Missouri, Certificates of Participation, Refunding Series 2014:
200	3.000%, 4/01/17 – BAM Insured	No Opt. Call	AA	205,940
300	3.000%, 4/01/18 – BAM Insured	No Opt. Call	AA	313,023

194	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,470	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	$1,461,048

1,560	Cole County, Missouri, Certificates of Participation, Refunding Jail Project Series 2014, 4.000%, 12/01/17	No Opt. Call	Aa3	1,660,261

	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A:
400	5.000%, 11/01/33 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	435,164
160	5.000%, 11/01/35 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	174,066

2,295	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2006, 5.000%, 3/01/18	No Opt. Call	AA+	2,432,815

205	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	213,356

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
600	3.000%, 3/01/16	No Opt. Call	N/R	603,018
250	3.000%, 3/01/17	No Opt. Call	N/R	253,150
1,000	3.000%, 3/01/18	No Opt. Call	N/R	1,011,650

1,250	Kansas City, Missouri, Airport Revenue Bonds, Refunding General Improvement Series 2013A, 5.000%, 9/01/17	No Opt. Call	A+	1,346,988

4,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 1992, 1.250%, 7/01/17	No Opt. Call	A	4,043,440

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
360	3.000%, 5/01/16	No Opt. Call	BBB+	364,162
995	5.000%, 5/01/17	No Opt. Call	BBB+	1,051,864

495	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 3.000%, 10/01/16	No Opt. Call	BBB–	501,980

505	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/17	No Opt. Call	A2	546,769

555	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Freeman Health System, Series 2012, 5.000%, 2/15/17	No Opt. Call	BBB+	583,266

720	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, 5.000%, 2/15/16	No Opt. Call	BBB+	729,058

275	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 4.000%, 2/01/18	No Opt. Call	BBB+	290,942

1,435	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 4.000%, 4/01/17	No Opt. Call	A2	1,504,798

595	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	599,111

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
780	2.500%, 5/01/18 (WI/DD, Settling 11/18/15)	No Opt. Call	N/R	778,050
775	2.750%, 5/01/19 (WI/DD, Settling 11/18/15)	No Opt. Call	N/R	773,063
500	3.000%, 5/01/20 (WI/DD, Settling 11/18/15)	No Opt. Call	N/R	498,125
300	3.250%, 5/01/21 (WI/DD, Settling 11/18/15)	No Opt. Call	N/R	298,500

Nuveen Investments	195

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$610	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 3.000%, 5/01/17	No Opt. Call	N/R	$616,545

600	Saint Louis Industrial Development Authority, Missouri, Tax Increment Bonds, Southtown Redevelopment Project, Refunding Series 2015, 3.000%, 11/01/22	No Opt. Call	N/R	598,080

530	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, City Parks, Series 2014, 4.000%, 6/15/18 – AGM Insured	No Opt. Call	AA	569,914

435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	464,480

1,715	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013, 5.000%, 7/01/16	No Opt. Call	A–	1,767,445

825	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	924,635

250	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	1/16 at 100.00	N/R	250,100

530	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/17	No Opt. Call	A–	562,081

1,500	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 2.850%, 9/01/18	3/16 at 100.00	A–	1,503,900

520	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2013, 3.000%, 6/01/16	No Opt. Call	A1	527,930
33,325	Total Missouri			34,605,550

	Montana – 0.3%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA–	1,958,318

	Nebraska – 1.9%

460	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	541,797

6,180	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	Aa3	7,044,642

770	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 4.000%, 5/15/17	No Opt. Call	BBB+	806,598

940	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 4.000%, 11/01/15	No Opt. Call	A–	940,094

1,125	Nebraska Cooperative Republican Platte Enhancement, Middle Republican Natural Resources District, Platte River Flow Revenue, Series 2013, 2.000%, 12/15/16	No Opt. Call	A+	1,142,775

1,000	Nebraska State Colleges Facilities Corporation, Building Bonds, CSC Rangeland Center and WCS U.S. Conn Library Projects, Series 2014, 5.000%, 6/15/18	No Opt. Call	AA+	1,108,240

1,235	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 4.000%, 2/15/18	No Opt. Call	Aa1	1,325,439
11,710	Total Nebraska			12,909,585

	Nevada – 1.5%

5,150	Clark County, Nevada, Airport Revenue Bonds, Junior Lien Series 2014B, 5.000%, 7/01/18	No Opt. Call	A+	5,707,076

196	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-4C Green Valley Properties, Refunding Series 2014:
$1,625	4.000%, 11/01/17	No Opt. Call	N/R	$1,712,116
1,135	4.000%, 11/01/18	No Opt. Call	N/R	1,213,576

305	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013, 3.000%, 6/01/16	No Opt. Call	N/R	306,055

1,150	Reno, Nevada, General Obligation Bonds, Medium Tern Various Purpose Series 2013B, 4.000%, 6/01/16	No Opt. Call	A1	1,172,069
9,365	Total Nevada			10,110,892

	New Jersey – 2.5%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
1,000	5.000%, 2/15/17	No Opt. Call	BBB+	1,048,680
1,000	5.000%, 2/15/18	No Opt. Call	BBB+	1,077,300

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
3,450	2.000%, 7/01/16	No Opt. Call	BBB	3,478,256
1,100	5.000%, 7/01/17	No Opt. Call	BBB	1,169,806

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1, 4.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	2,104,320

	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
1,500	5.000%, 9/15/17	No Opt. Call	A	1,595,940
2,000	5.000%, 9/15/18	No Opt. Call	A	2,176,640

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A–	3,324,533

885	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BB	890,974
16,035	Total New Jersey			16,866,449

	New Mexico – 0.9%

4,930	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	5,583,274

750	Taos County, New Mexico, Gross Receipts Tax Revenue Bonds, County Education Improvement Series 2013, 3.000%, 4/01/16 – BAM Insured	No Opt. Call	AA	756,750
5,680	Total New Mexico			6,340,024

	New York – 9.6%

1,085	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/18	No Opt. Call	BBB+	1,190,722

380	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 3.000%, 4/01/18	No Opt. Call	BBB–	384,347

5,000	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013D, 1.350%, 11/01/31 (Mandatory put 11/01/17)	No Opt. Call	AA–	5,029,600

1,300	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 4.000%, 5/01/16	No Opt. Call	BB+	1,315,106

Nuveen Investments	197

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$575	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2015, 5.000%, 7/01/18	No Opt. Call	A–	$634,547

1,435	Dormitory Authority of the State of New York, School Districts Financing Program Revenue Bonds, Series 2014A, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,606,554

2,525	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012B, 5.000%, 3/15/18	No Opt. Call	AAA	2,782,954

4,015	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/19	No Opt. Call	AAA	4,546,988

1,245	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	1,242,224

450	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 3.000%, 7/01/17	No Opt. Call	BBB+	465,278

2,000	Nassau Health Care Corporation, New York, Revenue Anticipation Notes, Series 2015, 2.250%, 1/15/16	No Opt. Call	N/R	2,004,860

5,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 2.000%, 8/01/28 (Mandatory put 8/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	5,007,900

2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/18	No Opt. Call	AAA	2,248,380

8,315	New York City, New York, General Obligation Bonds, Fiscal 2014 Series G, 5.000%, 8/01/17	No Opt. Call	AA	8,958,662

2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/18	No Opt. Call	AA	2,224,640

1,765	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29 (Mandatory put 5/01/20)	No Opt. Call	A3	1,784,044

2,500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2013A, 5.000%, 6/15/17	No Opt. Call	AAA	2,683,725

1,960	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	2,217,289

	Niagara Falls, New York, General Obligation Bonds, Series 2014:
1,000	2.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	1,015,570
620	2.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	630,968

1,150	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A, 4.000%, 4/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1	1,194,436

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 5.000%, 10/15/18 (Alternative Minimum Tax)	No Opt. Call	AA–	6,679,318

3,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	3,801,420

1,000	Rockland County, New York, General Obligation Bonds, Refunding Series 2014, 2.000%, 2/15/17 – BAM Insured	No Opt. Call	AA	1,014,380

1,125	Rockland County, New York, General Obligation Bonds, Series 2014A, 5.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	1,189,744

760	Schenectady County Capital Resource Corporation, New York, FHA insured Mortgage Revenue Bonds, Ellis Hospital Project, Refunding Series 2012, 1.750%, 2/15/18 – AGM Insured	No Opt. Call	AA+	761,246

198	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,450	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012B, 2.500%, 9/01/42 (Mandatory put 3/01/16)	No Opt. Call	A3	$1,456,540

565	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/18	No Opt. Call	BBB+	622,251

450	Westchester County Local Development Corporation, New York, Revenue Bonds, Kendal on Hudson Project, Refunding Series 2013, 2.000%, 1/01/16	No Opt. Call	BBB	450,644
61,170	Total New York			65,144,337

	North Dakota – 0.6%

3,040	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 3.500%, 11/01/16	No Opt. Call	A+	3,130,227

1,000	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 3.000%, 5/01/16 – AGM Insured	No Opt. Call	AA	1,012,250
4,040	Total North Dakota			4,142,477

	Ohio – 2.4%

375	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 4.000%, 2/01/17	No Opt. Call	A	390,120

685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BBB–	702,104

7,005	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009D, 2.250%, 8/01/29 (Mandatory put 9/15/16)	No Opt. Call	BBB–	7,012,774

420	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	429,962

320	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.000%, 12/01/16	No Opt. Call	A	335,434

1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.000%, 5/01/18 (ETM)	No Opt. Call	A– (4)	1,105,150

1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Administrative Building Fund Projects, Series 2013A, 5.000%, 10/01/17	No Opt. Call	AA	1,083,840

1,035	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2014A, 4.000%, 4/01/18	No Opt. Call	AA	1,114,209

1,715	Ohio State, Capital Facilities Lease-Appropriation Bonds, Cultural & Sports Facilities Building Fund Projects, Series 2013B, 5.000%, 4/01/18	No Opt. Call	AA	1,889,004

1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2013A, 3.000%, 8/01/17	No Opt. Call	AA	1,042,370

1,230	University of Toledo, Ohio, General Receipts Bonds, Refunding Series 2010, 5.000%, 6/01/18	No Opt. Call	A1	1,354,230
15,785	Total Ohio			16,459,197

	Oklahoma – 2.3%

2,765	Canadian County Independent School District 69, Mustang, Oklahoma, General Obligation Bond, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA–	2,835,867

Nuveen Investments	199

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

$895	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/16	No Opt. Call	A	$919,639

2,600	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/18	No Opt. Call	A+	2,868,892

1,000	Edmond Public Works Authority, Oklahoma, Sales Tax and Utility Systems Revenue Bonds, Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	1,107,050

1,000	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A, 5.000%, 8/15/18	No Opt. Call	AA–	1,116,760

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B:
550	4.000%, 6/01/17 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	573,381
860	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	912,563
1,000	5.000%, 6/01/20 – BAM Insured	No Opt. Call	AA	1,142,140

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A:
525	4.000%, 6/01/17 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	547,318
1,200	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,273,344

2,000	Tulsa County Independent School District 11 Owasso, Oklahoma, General Obligation Bonds, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA–	2,055,920
14,395	Total Oklahoma			15,352,874

	Oregon – 0.8%

1,000	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013, 3.000%, 11/01/16	No Opt. Call	A1	1,023,950

2,295	Multnomah County School District 1J, Portland, Oregon, General Obligation Bonds, Series 2013B, 5.000%, 6/15/20	No Opt. Call	Aa1	2,686,068

1,930	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	2,067,821
5,225	Total Oregon			5,777,839

	Pennsylvania – 4.2%

1,390	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Refunding Series 2010A, 5.000%, 1/01/16 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,401,537

1,115	Corry Area School District, Erie County, Pennsylvania, General Obligation Bonds, Refunding Series 2014, 3.000%, 12/15/18	No Opt. Call	AA	1,180,562

800	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2014, 4.000%, 8/01/18	No Opt. Call	A+	868,752

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014:
300	2.000%, 7/01/17	No Opt. Call	BBB–	300,783
500	2.250%, 7/01/18	No Opt. Call	BBB–	501,815

	Economy Municipal Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2013:
350	3.000%, 12/15/17	No Opt. Call	AA	365,054
300	3.000%, 12/15/18	No Opt. Call	AA	316,587

200	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
$360	4.000%, 6/01/16	No Opt. Call	Baa3	$365,141
185	4.000%, 6/01/17	No Opt. Call	Baa3	191,122
250	4.000%, 6/01/18	No Opt. Call	Baa3	261,548

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
300	5.000%, 5/01/16	No Opt. Call	BBB	305,211
1,000	5.000%, 5/01/18	No Opt. Call	BBB	1,054,770

1,000	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Libor Index Rate Mode, Series 2014A, 0.565%, 5/01/25 (Mandatory put 5/01/18)	11/17 at 100.00	Aa3	999,500

420	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.550%, 12/01/33 (Mandatory put 12/03/18)	No Opt. Call	A–	420,420

690	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/16	No Opt. Call	Baa3	702,392

1,135	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 0.850%, 11/01/41 (Mandatory put 5/01/16)	5/16 at 100.00	A	1,135,193

825	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.000%, 7/15/17	No Opt. Call	A–	880,828

400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2014, 4.000%, 7/15/17	No Opt. Call	A–	420,732

	Pennsylvania Higher Educational Facilities Authority, Revenue Refunding Bonds, Lock Haven University Foundation Student Housing Project, Series 2013A:
540	3.000%, 7/01/16	No Opt. Call	BBB–	543,094
640	3.000%, 7/01/17	No Opt. Call	BBB–	648,755

1,350	Philadelphia Authority for Industrial Development, Pennsylvania, Lease Revenue Bonds, Refunding Series 2014B, 4.000%, 10/01/17	No Opt. Call	A+	1,432,634

1,070	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Eighth Series 2009A, 5.000%, 8/01/16	No Opt. Call	A–	1,106,541

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
620	4.000%, 12/01/18	No Opt. Call	A+	673,122
1,500	5.000%, 12/01/19	No Opt. Call	A+	1,712,730

1,275	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014B, 4.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	1,383,158

2,900	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/18 – AGM Insured	No Opt. Call	AA	3,263,051

1,080	Pittsburgh, Pennsylvania, General Obligation Bonds, Refunding Series 2014B, 5.000%, 9/01/18	No Opt. Call	A+	1,202,083

530	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 5.000%, 9/01/19	No Opt. Call	A+	606,341

250	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/18	No Opt. Call	Aa3	276,118

Nuveen Investments	201

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Harrisburg Area Community College Project, Series 2014B2:
$1,090	3.000%, 10/01/17	No Opt. Call	AA	$1,130,374
1,255	4.000%, 10/01/18	No Opt. Call	AA	1,353,053

1,440	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.250%, 8/01/16	No Opt. Call	A–	1,465,661
26,860	Total Pennsylvania			28,468,662

	Rhode Island – 0.5%

270	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Refunding Bonds, University of Rhode Island General Revenue Bonds, Series 2013A, 3.000%, 9/15/16	No Opt. Call	Aa3	275,743

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Auxiliary Enterprise, Refunding Series 2013D:
650	5.000%, 9/15/16	No Opt. Call	A2	674,804
1,020	5.000%, 9/15/17	No Opt. Call	A2	1,096,663

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Educational & General, Refunding Series 2013B:
250	3.000%, 9/15/16	No Opt. Call	A1	255,183
555	3.000%, 9/15/17	No Opt. Call	A1	576,345

250	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Senior Series 2013A, 4.000%, 12/01/15 (Alternative Minimum Tax)	No Opt. Call	A+	250,830
2,995	Total Rhode Island			3,129,568

	South Carolina – 0.7%

2,390	Charleston County, South Carolina, General Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/18	No Opt. Call	AAA	2,657,154

1,125	Coastal Carolina University, South Carolina, Higher Education Revenue Bonds, Series 2015, 5.000%, 6/01/18	No Opt. Call	A1	1,241,314

1,060	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.000%, 8/01/16	No Opt. Call	BBB+	1,093,390
4,575	Total South Carolina			4,991,858

	South Dakota – 0.9%

1,515	Sioux Falls School District 49-5, Minnehaha and Lincoln Counties, South Dakota, General Obligation Bonds, Refunding Certificate Series 2012, 4.000%, 1/01/18	No Opt. Call	AA–	1,623,126

1,305	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 4.500%, 11/01/15	No Opt. Call	A+	1,305,157

500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 3.000%, 11/01/18	No Opt. Call	A+	528,965

485	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/19	No Opt. Call	A+	554,049

730	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community, Series 2012, 3.500%, 9/01/16	No Opt. Call	A+	743,352

1,225	South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds, Series 2013A, 1.600%, 5/01/18	No Opt. Call	Aa3	1,239,590
5,760	Total South Dakota			5,994,239

202	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.6%

$1,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A	$1,029,820

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–	1,485,087

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,050	2.000%, 11/01/15	No Opt. Call	BBB+	1,050,042
1,000	3.000%, 11/01/16	No Opt. Call	BBB+	1,019,630

700	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2014A, 5.000%, 5/15/18	No Opt. Call	AA+	775,894

1,500	Metropolitan Government of Nashville-Davidson County, Tennessee, Exempt Facilities Revenue Bonds, Waste Management Inc., Series 2001, 1.500%, 8/01/31 (Mandatory put 8/01/17) (Alternative Minimum Tax)	8/16 at 102.00	A–	1,504,905

1,800	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	1,853,568

1,710	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	1,843,277
10,050	Total Tennessee			10,562,223

	Texas – 4.5%

5,720	Brazosport Independent School District, Brazoria County, Texas, General Obligation Bonds, School Building Series 2015, 5.000%, 2/15/20	No Opt. Call	Aaa	6,639,547

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
870	4.000%, 9/01/17	No Opt. Call	AA–	919,529
1,000	4.000%, 9/01/18	No Opt. Call	AA–	1,081,020

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2009A, 5.000%, 11/01/21	11/16 at 100.00	A+	1,048,130

3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	A+	3,137,520

1,525	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,701,931

645	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/17	No Opt. Call	A+	701,160

800	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/17	No Opt. Call	Baa3	843,624

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
590	4.000%, 11/15/17	No Opt. Call	A3	624,604
2,415	4.000%, 11/15/18	No Opt. Call	A3	2,604,891

335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/18	No Opt. Call	A2	371,471

500	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/18	No Opt. Call	AA–	554,520

735	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 3.000%, 12/01/18	No Opt. Call	Baa2	740,189

Nuveen Investments	203

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

$125	4.000%, 4/01/18 – AGM Insured	No Opt. Call	AA	$132,859
300	4.000%, 4/01/19 – AGM Insured	No Opt. Call	AA	323,241

490	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 4.000%, 9/01/16	No Opt. Call	A	502,779

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A:
1,260	4.000%, 9/01/16 – AGC Insured	No Opt. Call	AA	1,294,360
1,425	4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA	1,544,714

3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/16	No Opt. Call	A3	3,145,320

2,545	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/19	No Opt. Call	AAA	2,895,599
28,280	Total Texas			30,807,008

	Utah – 0.5%

2,870	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Subordinate Lien Refunding Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	3,185,270

	Vermont – 0.1%

725	Vermont Housing Finance Agency, Multiple Purpose Bonds, Series 2012B, 1.900%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	731,474

	Virgin Islands – 0.7%

3,595	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 3.000%, 10/01/17	No Opt. Call	BBB+	3,692,820

1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/19	No Opt. Call	BBB	1,144,462
4,630	Total Virgin Islands			4,837,282

	Virginia – 1.5%

1,100	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 3.000%, 3/01/16	No Opt. Call	N/R	1,101,056

2,620	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.000%, 6/15/17	No Opt. Call	Baa1	2,753,515

1,275	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 4.000%, 11/01/16	No Opt. Call	A	1,316,858

1,160	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20) (WI/DD, Settling 11/02/15)	No Opt. Call	A2	1,171,855

3,500	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2014A, 5.000%, 10/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	3,780,105
9,655	Total Virginia			10,123,389

204	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 2.5%

$650	Benton County School District 17, Kennewick, Washington, General Obligation Bonds, Series 2015, 5.000%, 12/01/18	No Opt. Call	Aa1	$729,619

4,175	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/18	No Opt. Call	Aa1	4,645,397

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
700	3.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	716,114
860	3.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	889,558

1,500	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/19 (Alternative Minimum Tax)	No Opt. Call	A+	1,693,095

1,000	Port of Seattle, Washington, Revenue Bonds, Refunding Inter-Lien Series 2010C, 5.000%, 2/01/16	No Opt. Call	A+	1,012,090

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
470	4.000%, 12/01/16	No Opt. Call	Baa2	483,343
1,425	4.000%, 12/01/17	No Opt. Call	Baa2	1,490,864
610	5.000%, 12/01/18	No Opt. Call	Baa2	665,797

205	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/16 (ETM)	No Opt. Call	N/R (4)	213,065

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
320	5.000%, 11/15/17	No Opt. Call	A+	347,350
470	5.000%, 11/15/18	No Opt. Call	A+	524,797

275	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 4.000%, 10/01/16	No Opt. Call	Baa1	282,120

900	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	904,788

500	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.000%, 7/01/19	No Opt. Call	Baa1	573,945

500	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 5.000%, 1/01/18	No Opt. Call	A	535,375

1,035	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Refunding Series 2012, 5.000%, 7/01/18	No Opt. Call	AA+	1,152,193
15,595	Total Washington			16,859,510

	West Virginia – 0.6%

3,750	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	Baa1	3,779,888

	Wisconsin – 1.9%

1,980	Maple School District, Douglas and Bayfield Counties, Wisconsin, General Obligation Bonds, Refunding Series 2015A, 2.000%, 4/01/18	No Opt. Call	A1	2,033,935

480	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/17	No Opt. Call	Aa3	521,477

545	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 1.250%, 8/15/25 (Mandatory put 8/15/17)	8/17 at 100.00	A2	548,679

Nuveen Investments	205

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.000%, 4/15/16	No Opt. Call	A2	$1,019,600

530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015, 3.000%, 12/01/18	No Opt. Call	A+	557,984

610	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/17	No Opt. Call	A–	639,121

750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	AA–	840,975

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Watertown Regional Medical Center, Inc., Series 2012, 2.000%, 9/01/16 (ETM)	No Opt. Call	N/R (4)	506,915

200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 2.750%, 10/01/17	No Opt. Call	N/R	199,330

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
200	4.000%, 5/01/16	No Opt. Call	BBB	203,216
385	4.000%, 5/01/17	No Opt. Call	BBB	401,312
375	4.000%, 5/01/18	No Opt. Call	BBB	397,170
300	4.000%, 5/01/19	No Opt. Call	BBB	320,640

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
435	5.000%, 12/15/17	No Opt. Call	AA–	472,897
450	5.000%, 12/15/18	No Opt. Call	AA–	503,654

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2015A:
1,000	1.850%, 3/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,009,570
1,260	1.950%, 9/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,273,255

1,300	Wisconsin State, Master Lease Certificates of Participation, Series 2014A, 5.000%, 3/01/18	No Opt. Call	AA–	1,423,162
12,300	Total Wisconsin			12,872,892

	Wyoming – 0.0%

300	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 4.000%, 9/15/16	No Opt. Call	A3	306,888
$629,805	Total Long-Term Investments (cost $662,325,765)			669,137,399

Shares/ Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.0%

	Money Market Funds – 0.2%

1,052,523	First American Tax Free Obligations Fund, Class Z, 0.000%, (6)	N/A	N/A	$1,052,523
	Total Money Market Funds			1,052,523

	MUNICIPAL BONDS – 1.8%

	National – 0.2%

$1,500	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 0.710%, 11/15/17 (7)	No Opt. Call	A+	1,485,930

206	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona – 0.8%

$5,500	Glendale Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Friendship Retirement Corporation, Variable Rate Demand Obligations, Senior Lien, Series 1997, 0.120%, 1/01/27 (7)	2/16 at 100.00	A-1+	$5,500,000

	New York – 0.2%

1,225	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013A, 1.300%, 11/01/31 (Mandatory put 11/01/18) (7)	No Opt. Call	AA–	1,225,000

	Ohio – 0.6%

4,000	Ohio Water Development Authority, Ohio, Solid Waste Revenue Refunding Bonds, Waste Management, Inc. Project, Series 2002, 1.700%, 11/01/22 (Mandatory put 11/02/18) (Alternative Minimum Tax) (7)	No Opt. Call	A-2	4,000,000
$12,225	Total Municipal Bonds			12,210,930
	Total Short-Term Investments (cost $13,277,523)			13,263,453
	Total Investments (cost $675,603,288) – 100.4%			682,400,852
	Other Assets Less Liabilities – (0.4)%			(2,400,351)
	Net Assets – 100%			$680,000,501
(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.500% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.100% coupon and May 15, 2014 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has cease accruing additional income on the Fund’s records.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	207

Statement of

Assets and Liabilities	October 31, 2015 (Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $2,277,916,762, $47,037,368, $4,068,257,440, $3,985,747,504 and $662,325,765, respectively)	$2,474,335,411	$48,431,369	$4,270,016,515	$4,081,561,555	$669,137,399
Short-term investments, at value (cost $12,085,000, $—, $13,075,000, $35,380,833 and $13,277,523, respectively)	12,107,153	—	13,082,508	35,422,028	13,263,453
Cash	33,380,475	—	33,133,613	47,043,873	—
Cash collateral at brokers(1)	—	1,510,000	—	—	—
Receivable for:
Interest	36,978,549	633,283	58,145,786	53,036,866	7,822,828
Investments sold	45,454,308	10,000	38,216,000	4,626,038	3,671,528
Shares sold	6,468,734	238,202	10,415,269	23,347,679	3,399,350
Other assets	338,054	32,076	524,189	312,948	71,665
Total assets	2,609,062,684	50,854,930	4,423,533,880	4,245,350,987	697,366,223
Liabilities
Cash overdraft	—	674,611	—	—	—
Floating rate obligations	6,525,000	—	—	—	—
Unrealized depreciation on consumer price index swaps	—	4,796,579	—	—	—
Payable for:
Dividends	2,482,803	4,661	3,884,076	2,137,240	293,475
Investments purchased	177,314	—	43,453,532	47,995,605	14,719,460
Shares redeemed	3,600,466	43,695	6,111,509	6,820,569	1,917,486
Accrued expenses:
Management fees	924,213	7,124	1,516,765	1,255,231	234,596
Directors/Trustees fees	303,581	362	516,335	267,170	24,782
12b-1 distribution and service fees	430,699	9,000	193,297	475,733	42,472
Other	404,495	32,385	677,859	602,780	133,451
Total liabilities	14,848,571	5,568,417	56,353,373	59,554,328	17,365,722
Net assets	$2,594,214,113	$45,286,513	$4,367,180,507	$4,185,796,659	$680,000,501
Class A Shares
Net assets	$1,030,538,446	$20,916,540	$586,264,676	$1,131,039,496	$176,022,057
Shares outstanding	89,459,048	2,006,324	63,612,542	101,806,014	17,385,884
Net asset value (“NAV”) per share	$11.52	$10.43	$9.22	$11.11	$10.12
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$12.03	$10.75	$9.51	$11.39	$10.38
Class C Shares
Net assets	$73,030,688	$1,170,296	$24,223,006	$66,870,741	$5,602,796
Shares outstanding	6,337,173	112,352	2,625,372	6,043,884	554,389
NAV and offering price per share	$11.52	$10.42	$9.23	$11.06	$10.11
Class C2 Shares
Net assets	$311,613,014	$7,029,564	$103,779,478	$490,684,257	$16,127,401
Shares outstanding	27,044,909	674,486	11,236,154	44,306,986	1,594,692
NAV and offering price per share	$11.52	$10.42	$9.24	$11.07	$10.11
Class I Shares
Net assets	$1,179,031,965	$16,170,113	$3,652,913,347	$2,497,202,165	$482,248,247
Shares outstanding	101,942,833	1,548,260	395,227,308	225,782,891	47,609,115
NAV and offering price per share	$11.57	$10.44	$9.24	$11.06	$10.13
Net assets consist of:
Capital paid-in	$2,475,919,792	$52,839,358	$4,159,626,356	$4,099,730,244	$674,347,861
Undistributed (Over-distribution of) net investment income	2,812,804	93,210	11,453,072	5,317,518	27,354
Accumulated net realized gain (loss)	(80,959,285)	(4,243,477)	(5,665,504)	(15,106,349)	(1,172,278)
Net unrealized appreciation (depreciation)	196,440,802	(3,402,578)	201,766,583	95,855,246	6,797,564
Net assets	$2,594,214,113	$45,286,513	$4,367,180,507	$4,185,796,659	$680,000,501
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.001	$0.01	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives in addition to the Fund’s securities pledged as collateral as noted in the Fund’s portfolio of investments.

See accompanying notes to financial statements.

208	Nuveen Investments

Statement of

Operations	Six Months Ended October 31, 2015 (Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Investment Income	$54,906,967	$795,500	$78,382,746	$50,647,070	$5,738,625
Expenses
Management fees	5,375,723	114,232	9,000,360	7,287,070	1,416,821
12b-1 service fees – Class A Shares	1,004,905	22,380	655,175	1,151,975	180,231
12b-1 distribution and service fees – Class C Shares	295,825	6,286	100,463	294,426	26,218
12b-1 distribution and service fees – Class C2 Shares	1,195,648	27,394	403,093	1,400,583	46,979
Shareholder servicing agent fees	555,199	15,375	1,083,479	883,371	113,737
Interest expense	17,926	—	—	—	—
Custodian fees	147,397	22,537	228,385	221,111	134,232
Directors/Trustees fees	32,909	516	54,453	52,608	8,497
Professional fees	74,313	13,746	103,501	73,984	23,749
Shareholder reporting expenses	63,541	3,995	130,741	98,577	12,935
Federal and state registration fees	81,652	30,585	86,599	122,826	41,974
Other	36,366	3,491	82,449	66,053	13,918
Total expenses before fee waiver/expense reimbursement	8,881,404	260,537	11,928,698	11,652,584	2,019,291
Fee waiver/expense reimbursement	—	(65,195)	—	(47,099)	(7,642)
Net expenses	8,881,404	195,342	11,928,698	11,605,485	2,011,649
Net investment income (loss)	46,025,563	600,158	66,454,048	39,041,585	3,726,976
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,897,472	(25,663)	4,751,039	1,624,088	(555,276)
Swaps	—	(757,057)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(14,107,713)	112,060	(9,899,317)	3,135,796	1,224,555
Swaps	—	(333,271)	—	—	—
Net realized and unrealized gain (loss)	(9,210,241)	(1,003,931)	(5,148,278)	4,759,884	669,279
Net increase (decrease) in net assets from operations	$36,815,322	$(403,773)	$61,305,770	$43,801,469	$4,396,255

See accompanying notes to financial statements.

Nuveen Investments	209

Statement of

Changes in Net Assets	(Unaudited)

	All-American		Inflation Protected
	Six Months Ended 10/31/15	Year Ended 4/30/15	Six Months Ended 10/31/15	Year Ended 4/30/15
Operations
Net investment income (loss)	$46,025,563	$94,336,448	$600,158	$1,594,576
Net realized gain (loss) from:
Investments	4,897,472	8,973,367	(25,663)	550,399
Swaps	—	—	(757,057)	(1,151,952)
Change in net unrealized appreciation (depreciation) of:
Investments	(14,107,713)	60,142,510	112,060	1,630,602
Swaps	—	—	(333,271)	(2,088,468)
Net increase (decrease) in net assets from operations	36,815,322	163,452,325	(403,773)	535,157
Distributions to Shareholders
From net investment income:
Class A Shares	(18,924,084)	(38,795,730)	(281,174)	(678,852)
Class C Shares	(876,811)	(800,859)	(10,401)	(13,507)
Class C2 Shares	(5,182,132)	(12,441,818)	(71,024)	(170,443)
Class I Shares	(22,751,426)	(45,483,221)	(243,725)	(697,354)
Decrease in net assets from distributions to shareholders	(47,734,453)	(97,521,628)	(606,324)	(1,560,156)
Fund Share Transactions
Proceeds from sale of shares	267,593,029	524,467,148	4,898,293	22,696,064
Proceeds from shares issued to shareholders due to reinvestment of distributions	32,694,189	65,321,832	587,775	1,534,007
	300,287,218	589,788,980	5,486,068	24,230,071
Cost of shares redeemed	(195,753,005)	(384,732,110)	(12,617,947)	(34,057,788)
Net increase (decrease) in net assets from Fund share transactions	104,534,213	205,056,870	(7,131,879)	(9,827,717)
Net increase (decrease) in net assets	93,615,082	270,987,567	(8,141,976)	(10,852,716)
Net assets at the beginning of period	2,500,599,031	2,229,611,464	53,428,489	64,281,205
Net assets at the end of period	$2,594,214,113	$2,500,599,031	$45,286,513	$53,428,489
Undistributed (Over-distribution of) net investment income at the end of period	$2,812,804	$4,521,694	$93,210	$99,376

See accompanying notes to financial statements.

210	Nuveen Investments

	Intermediate Duration		Limited Term
	Six Months Ended 10/31/15	Year Ended 4/30/15	Six Months Ended 10/31/15	Year Ended 4/30/15
Operations
Net investment income (loss)	$66,454,048	$136,757,094	$39,041,585	$74,590,689
Net realized gain (loss) from:
Investments	4,751,039	7,526,894	1,624,088	520,320
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,899,317)	37,060,350	3,135,796	(7,554,609)
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	61,305,770	181,344,338	43,801,469	67,556,400
Distributions to Shareholders
From net investment income:
Class A Shares	(9,156,651)	(28,640,186)	(10,559,675)	(22,511,391)
Class C Shares	(201,729)	(192,477)	(366,705)	(404,357)
Class C2 Shares	(1,223,653)	(2,849,160)	(3,724,620)	(8,764,069)
Class I Shares	(53,580,429)	(105,729,977)	(23,596,098)	(42,100,723)
Decrease in net assets from distributions to shareholders	(64,162,462)	(137,411,800)	(38,247,098)	(73,780,540)
Fund Share Transactions
Proceeds from sale of shares	473,039,158	1,309,069,536	748,041,834	1,464,411,917
Proceeds from shares issued to shareholders due to reinvestment of distributions	41,251,536	91,558,445	25,833,327	48,558,051
	514,290,694	1,400,627,981	773,875,161	1,512,969,968
Cost of shares redeemed	(622,311,561)	(1,183,673,670)	(564,430,020)	(1,229,233,296)
Net increase (decrease) in net assets from Fund share transactions	(108,020,867)	216,954,311	209,445,141	283,736,672
Net increase (decrease) in net assets	(110,877,559)	260,886,849	214,999,512	277,512,532
Net assets at the beginning of period	4,478,058,066	4,217,171,217	3,970,797,147	3,693,284,615
Net assets at the end of period	$4,367,180,507	$4,478,058,066	$4,185,796,659	$3,970,797,147
Undistributed (Over-distribution of) net investment income at the end of period	$11,453,072	$9,161,486	$5,317,518	$4,523,031

See accompanying notes to financial statements.

Nuveen Investments	211

Statement of Changes in Net Assets (Unaudited) (continued)

	Short Term
	Six Months Ended 10/31/15	Year Ended 4/30/15
Operations
Net investment income (loss)	$3,726,976	$8,670,216
Net realized gain (loss) from:
Investments	(555,276)	(351,346)
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,224,555	(2,582,077)
Swaps	—	—
Net increase (decrease) in net assets from operations	4,396,255	5,736,793
Distributions to Shareholders
From net investment income:
Class A Shares	(797,853)	(1,918,292)
Class C Shares	(12,013)	(15,985)
Class C2 Shares	(45,542)	(136,183)
Class I Shares	(2,614,548)	(6,417,765)
Decrease in net assets from distributions to shareholders	(3,469,956)	(8,488,225)
Fund Share Transactions
Proceeds from sale of shares	112,322,999	385,939,783
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,645,520	3,909,343
	113,968,519	389,849,126
Cost of shares redeemed	(155,665,629)	(393,789,816)
Net increase (decrease) in net assets from Fund share transactions	(41,697,110)	(3,940,690)
Net increase (decrease) in net assets	(40,770,811)	(6,692,122)
Net assets at the beginning of period	720,771,312	727,463,434
Net assets at the end of period	$680,000,501	$720,771,312
Undistributed (Over-distribution of) net investment income at the end of period	$27,354	$(229,666)

See accompanying notes to financial statements.

212	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Financial

Highlights (Unaudited)

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
2016(g)	$11.57	$0.21	$(0.04)	$0.17	$(0.22)	$—	$(0.22)	$11.52
2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57
2014	11.76	0.49	(0.56)	(0.07)	(0.46)	—	(0.46)	11.23
2013	11.36	0.47	0.41	0.88	(0.48)	—	(0.48)	11.76
2012	10.24	0.54	1.13	1.67	(0.55)	—	(0.55)	11.36
2011	10.63	0.56	(0.40)	0.16	(0.55)	—	(0.55)	10.24
Class C (2/14)
2016(g)	11.58	0.16	(0.05)	0.11	(0.17)	—	(0.17)	11.52
2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
2014(e)	10.99	0.02	0.32	0.34	(0.09)	—	(0.09)	11.24
Class C2 (6/93)(f)
2016(g)	11.58	0.18	(0.05)	0.13	(0.19)	—	(0.19)	11.52
2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
2014	11.76	0.43	(0.55)	(0.12)	(0.40)	—	(0.40)	11.24
2013	11.37	0.40	0.41	0.81	(0.42)	—	(0.42)	11.76
2012	10.24	0.48	1.14	1.62	(0.49)	—	(0.49)	11.37
2011	10.63	0.50	(0.39)	0.11	(0.50)	—	(0.50)	10.24
Class I (2/97)
2016(g)	11.62	0.22	(0.04)	0.18	(0.23)	—	(0.23)	11.57
2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62
2014	11.80	0.51	(0.55)	(0.04)	(0.48)	—	(0.48)	11.28
2013	11.40	0.49	0.41	0.90	(0.50)	—	(0.50)	11.80
2012	10.28	0.55	1.14	1.69	(0.57)	—	(0.57)	11.40
2011	10.67	0.58	(0.39)	0.19	(0.58)	—	(0.58)	10.28

214	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.46%	$1,030,538	0.70	%*	0.70	%*	3.63	%*	6%
7.38	989,477	0.71		0.71		4.01		18
(0.42)	907,137	0.72		0.72		4.46		13
7.83	1,230,356	0.72		0.72		4.01		17
16.68	969,745	0.78		0.77		4.98		18
1.53	350,778	0.78		0.78		5.34		26

0.98	73,031	1.50	*	1.50	*	2.81	*	6
6.54	48,472	1.51		1.51		3.09		18
3.06	4,923	1.50	*	1.50	*	3.39	*	13

1.12	311,613	1.25	*	1.25	*	3.09	*	6
6.82	328,649	1.26		1.26		3.47		18
(0.90)	353,220	1.27		1.27		3.91		13
7.17	494,747	1.27		1.27		3.45		17
16.14	361,364	1.33		1.32		4.43		18
0.99	167,535	1.33		1.33		4.78		26

1.57	1,179,032	0.50	*	0.50	*	3.83	*	6
7.57	1,134,001	0.51		0.51		4.21		18
(0.14)	962,101	0.52		0.52		4.66		13
8.03	1,283,660	0.52		0.52		4.22		17
16.71	1,120,747	0.56		0.55		5.13		18
1.84	93,633	0.58		0.58		5.53		26

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the six months ended October 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	215

Financial Highlights (Unaudited) (continued)

Inflation Protected

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/11)
2016(h)	$10.63	$0.13	$(0.20)	$(0.07)	$(0.13)	$—	$(0.13)	$10.43
2015	10.77	0.27	(0.14)	0.13	(0.27)	—	(0.27)	10.63
2014	11.31	0.26	(0.55)	(0.29)	(0.25)	—	(0.25)	10.77
2013	11.01	0.24	0.35	0.59	(0.28)	(0.01)	(0.29)	11.31
2012	10.36	0.33	0.66	0.99	(0.34)	—	(0.34)	11.01
2011(d)	10.00	0.04	0.34	0.38	(0.02)	—	(0.02)	10.36
Class C (2/14)
2016(h)	10.62	0.09	(0.20)	(0.11)	(0.09)	—	(0.09)	10.42
2015	10.76	0.18	(0.14)	0.04	(0.18)	—	(0.18)	10.62
2014(f)	10.61	0.02	0.17	0.19	(0.04)	—	(0.04)	10.76
Class C2 (3/11)(g)
2016(h)	10.62	0.10	(0.20)	(0.10)	(0.10)	—	(0.10)	10.42
2015	10.76	0.21	(0.14)	0.07	(0.21)	—	(0.21)	10.62
2014	11.30	0.21	(0.57)	(0.36)	(0.18)	—	(0.18)	10.76
2013	11.00	0.18	0.35	0.53	(0.22)	(0.01)	(0.23)	11.30
2012	10.36	0.27	0.66	0.93	(0.29)	—	(0.29)	11.00
2011(d)	10.00	0.03	0.35	0.38	(0.02)	—	(0.02)	10.36
Class I (3/11)
2016(h)	10.64	0.14	(0.20)	(0.06)	(0.14)	—	(0.14)	10.44
2015	10.78	0.29	(0.15)	0.14	(0.28)	—	(0.28)	10.64
2014	11.32	0.29	(0.57)	(0.28)	(0.26)	—	(0.26)	10.78
2013	11.01	0.26	0.36	0.62	(0.30)	(0.01)	(0.31)	11.32
2012	10.37	0.35	0.65	1.00	(0.36)	—	(0.36)	11.01
2011(d)	10.00	0.05	0.34	0.39	(0.02)	—	(0.02)	10.37

216	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(0.63)%	$20,917	1.03	%*	2.20	%*	0.77	%*	2.47	%*	0%
1.14	24,104	0.99		2.26		0.77		2.48		20
(2.53)	28,862	0.96		2.29		0.77		2.49		19
5.39	61,926	1.01		1.87		0.77		2.11		9
9.74	7,339	1.46		2.44		0.78		3.13		14
3.82	1,801	4.87	*	(1.27	)*	0.78	*	2.83	*	6

(1.06)	1,170	1.83	*	1.40	*	1.57	*	1.67	*	0
0.31	1,344	1.80		1.41		1.57		1.65		20
1.79	238	1.69	*	1.66	*	1.59	*	1.75	*	19

(0.92)	7,030	1.58	*	1.66	*	1.32	*	1.92	*	0
0.59	7,697	1.54		1.72		1.32		1.94		20
(3.10)	10,221	1.52		1.76		1.32		1.96		19
4.81	15,064	1.57		1.33		1.32		1.58		9
9.07	4,209	2.03		1.87		1.33		2.57		14
3.78	1,727	5.44	*	(1.82	)*	1.33	*	2.28	*	6

(0.55)	16,170	0.83	*	2.40	*	0.57	*	2.66	*	0
1.31	20,284	0.78		2.46		0.57		2.68		20
(2.36)	24,960	0.77		2.52		0.57		2.72		19
5.65	35,046	0.82		2.10		0.57		2.35		9
9.82	6,704	1.22		2.64		0.58		3.28		14
3.93	1,728	4.69	*	(1.07	)*	0.58	*	3.03	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended October 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	217

Financial Highlights (Unaudited) (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
2016(h)	$9.22	$0.13	$—	$0.13	$(0.13)	$—	$(0.13)	$9.22
2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22
2014	9.38	0.29	(0.26)	0.03	(0.28)	—	(0.28)	9.13
2013	9.25	0.30	0.14	0.44	(0.31)	—	(0.31)	9.38
2012	8.84	0.34	0.42	0.76	(0.35)	—	(0.35)	9.25
2011	8.98	0.34	(0.14)	0.20	(0.34)	—	(0.34)	8.84
Class C (2/14)
2016(h)	9.23	0.10	(0.01)	0.09	(0.09)	—	(0.09)	9.23
2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
2014(f)	9.05	0.01	0.12	0.13	(0.04)	—	(0.04)	9.14
Class C2 (6/95)(g)
2016(h)	9.24	0.11	—	0.11	(0.11)	—	(0.11)	9.24
2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
2014	9.41	0.24	(0.27)	(0.03)	(0.23)	—	(0.23)	9.15
2013	9.27	0.25	0.15	0.40	(0.26)	—	(0.26)	9.41
2012	8.87	0.29	0.41	0.70	(0.30)	—	(0.30)	9.27
2011	9.01	0.29	(0.14)	0.15	(0.29)	—	(0.29)	8.87
Class I (11/76)
2016(h)	9.25	0.14	(0.01)	0.13	(0.14)	—	(0.14)	9.24
2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25
2014	9.41	0.31	(0.26)	0.05	(0.30)	—	(0.30)	9.16
2013	9.27	0.32	0.15	0.47	(0.33)	—	(0.33)	9.41
2012	8.86	0.36	0.41	0.77	(0.36)	—	(0.36)	9.27
2011	9.00	0.36	(0.15)	0.21	(0.35)	—	(0.35)	8.86

218	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.41%	$586,265	0.69	%*	0.69	%*	2.89	%*	8%
3.95	773,091	0.70		0.70		2.86		19
0.39	876,456	0.70		0.70		3.20		17
4.83	512,139	0.70		0.70		3.24		15
8.68	450,036	0.72		0.72		3.70		10
2.21	373,176	0.74		0.74		3.82		6

1.02	24,223	1.49	*	1.49	*	2.08	*	8
3.14	17,706	1.50		1.50		2.03		19
1.49	2,412	1.49	*	1.49	*	2.17	*	17

1.15	103,779	1.24	*	1.24	*	2.35	*	8
3.40	112,700	1.25		1.25		2.32		19
(0.25)	126,951	1.25		1.25		2.65		17
4.39	158,004	1.25		1.25		2.69		15
7.96	134,478	1.27		1.27		3.14		10
1.66	110,310	1.29		1.29		3.27		6

1.40	3,652,913	0.49	*	0.49	*	3.10	*	8
4.14	3,574,561	0.50		0.50		3.07		19
0.59	3,210,180	0.50		0.50		3.40		17
5.13	3,520,696	0.50		0.50		3.44		15
8.87	3,039,743	0.52		0.52		3.91		10
2.41	2,013,504	0.54		0.54		4.02		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended October 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	219

Financial Highlights (Unaudited) (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
2016(h)	$11.10	$0.10	$0.01	$0.11	$(0.10)	$—	$(0.10)	$11.11
2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10
2014	11.27	0.22	(0.16)	0.06	(0.21)	—	(0.21)	11.12
2013	11.20	0.24	0.07	0.31	(0.24)	—	(0.24)	11.27
2012	10.85	0.29	0.34	0.63	(0.28)	—	(0.28)	11.20
2011	10.85	0.30	(0.01)	0.29	(0.29)	—	(0.29)	10.85
Class C (2/14)
2016(h)	11.06	0.07	—	0.07	(0.07)	—	(0.07)	11.06
2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
2014(f)	11.06	0.01	0.04	0.05	(0.03)	—	(0.03)	11.08
Class C2 (12/95)(g)
2016(h)	11.06	0.08	0.01	0.09	(0.08)	—	(0.08)	11.07
2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
2014	11.23	0.18	(0.16)	0.02	(0.17)	—	(0.17)	11.08
2013	11.15	0.20	0.08	0.28	(0.20)	—	(0.20)	11.23
2012	10.81	0.25	0.34	0.59	(0.25)	—	(0.25)	11.15
2011	10.82	0.26	(0.02)	0.24	(0.25)	—	(0.25)	10.81
Class I (2/97)
2016(h)	11.05	0.11	0.01	0.12	(0.11)	—	(0.11)	11.06
2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05
2014	11.21	0.24	(0.16)	0.08	(0.23)	—	(0.23)	11.06
2013	11.13	0.26	0.08	0.34	(0.26)	—	(0.26)	11.21
2012	10.79	0.31	0.33	0.64	(0.30)	—	(0.30)	11.13
2011	10.79	0.32	(0.01)	0.31	(0.31)	—	(0.31)	10.79

220	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.02%	$1,131,039	0.63	%*	0.63	%*	1.85	%*	0.63	%*	0.63	%*	1.85	%*	11%
1.72	1,168,646	0.64		0.64		1.89		0.64		0.64		1.89		20
0.55	1,279,131	0.65		0.65		1.99		0.65		0.65		1.99		20
2.79	1,438,077	0.66		0.66		2.10		0.66		0.66		2.10		12
5.88	1,113,802	0.66		0.66		2.63		0.66		0.66		2.63		12
2.68	953,517	0.68		0.68		2.72		0.68		0.68		2.72		13

0.63	66,871	1.43	*	1.43	*	1.05	*	1.27	*	1.27	*	1.21	*	11
1.18	51,973	1.43		1.43		1.07		1.18		1.18		1.32		20
0.49	9,695	1.43	*	1.43	*	1.10	*	1.18	*	1.18	*	1.35	*	20

0.83	490,684	0.98	*	0.98	*	1.51	*	0.98	*	0.98	*	1.51	*	11
1.34	528,287	0.99		0.99		1.54		0.99		0.99		1.54		20
0.17	623,242	1.00		1.00		1.64		1.00		1.00		1.64		20
2.51	721,302	1.01		1.01		1.76		1.01		1.01		1.76		12
5.45	641,602	1.01		1.01		2.29		1.01		1.01		2.29		12
2.26	566,098	1.03		1.03		2.37		1.03		1.03		2.37		13

1.10	2,497,202	0.43	*	0.43	*	2.05	*	0.43	*	0.43	*	2.05	*	11
1.99	2,221,891	0.44		0.44		2.09		0.44		0.44		2.09		20
0.72	1,781,216	0.45		0.45		2.19		0.45		0.45		2.19		20
3.07	1,549,809	0.46		0.46		2.31		0.46		0.46		2.31		12
6.00	1,196,319	0.46		0.46		2.83		0.46		0.46		2.83		12
2.87	812,730	0.48		0.48		2.92		0.48		0.48		2.92		13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended October 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	221

Financial Highlights (Unaudited) (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
Year Ended 4/30
2016(i)	$10.11	$0.05		$0.01	$0.06	$(0.05)	$—	$(0.05)	$10.12
2015	10.15	0.10		(0.04)	0.06	(0.10)	—	(0.10)	10.11
2014	10.20	0.12		(0.05)	0.07	(0.12)	—	(0.12)	10.15
2013	10.19	0.15		0.04	0.19	(0.18)	—	(0.18)	10.20
2012	9.98	0.20		0.21	0.41	(0.20)	—	(0.20)	10.19
2011(d)	9.98	0.16		(0.02)	0.14	(0.14)	—	(0.14)	9.98
Year Ended 6/30
2010	9.74	0.20		0.22	0.42	(0.18)	—	(0.18)	9.98
Class C (2/14)
Year Ended 4/30
2016(i)	10.10	0.02		0.01	0.03	(0.02)	—	(0.02)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014(g)	10.15	—	**	0.01	0.01	(0.02)	—	(0.02)	10.14
Class C2 (8/11)(h)
Year Ended 4/30
2016(i)	10.10	0.03		0.01	0.04	(0.03)	—	(0.03)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014	10.18	0.08		(0.03)	0.05	(0.09)	—	(0.09)	10.14
2013	10.18	0.11		0.03	0.14	(0.14)	—	(0.14)	10.18
2012(e)	10.13	0.10		0.06	0.16	(0.11)	—	(0.11)	10.18
Class I (10/02)
Year Ended 4/30
2016(i)	10.11	0.06		0.01	0.07	(0.05)	—	(0.05)	10.13
2015	10.15	0.12		(0.04)	0.08	(0.12)	—	(0.12)	10.11
2014	10.20	0.14		(0.05)	0.09	(0.14)	—	(0.14)	10.15
2013	10.19	0.18		0.03	0.21	(0.20)	—	(0.20)	10.20
2012	9.98	0.23		0.20	0.43	(0.22)	—	(0.22)	10.19
2011(d)	9.98	0.17		(0.02)	0.15	(0.15)	—	(0.15)	9.98
Year Ended 6/30
2010	9.74	0.20		0.24	0.44	(0.20)	—	(0.20)	9.98

222	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

0.55%	$176,022	0.71	%*	0.94	%*	0.71	%*	0.94	%*	12%
0.57	184,317	0.71		0.97		0.71		0.97		36
0.74	201,145	0.71		1.16		0.71		1.16		35
1.88	101,836	0.73		1.49		0.73		1.49		30
4.15	34,793	0.73		2.01		0.73		2.01		39
1.41	7,790	0.89	*	1.73	*	0.71	*	1.91	*	21

4.38	7,168	1.06		1.49		0.74		1.81		45

0.33	5,603	1.51	*	0.14	*	1.22	*	0.43	*	12
0.22	4,615	1.50		0.16		1.05		0.61		36
0.08	822	1.57	*	0.18	*	1.08	*	0.63	*	35

0.37	16,127	1.06	*	0.60	*	1.06	*	0.60	*	12
0.22	16,524	1.06		0.63		1.06		0.63		36
0.48	28,134	1.06		0.82		1.06		0.82		35
1.42	10,618	1.08		1.10		1.08		1.10		30
1.61	1,026	1.07	*	1.49	*	1.07	*	1.49	*	39

0.73	482,248	0.51	*	1.14	*	0.51	*	1.14	*	12
0.75	515,315	0.50		1.17		0.50		1.17		36
0.92	497,363	0.51		1.37		0.51		1.37		35
2.06	383,339	0.53		1.74		0.53		1.74		30
4.33	304,109	0.53		2.27		0.53		2.27		39
1.54	277,347	0.67	*	1.94	*	0.55	*	2.06	*	21

4.53	310,783	0.81		1.74		0.59		1.96		45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the ten months ended April 30, 2011.
(e)	For the period August 31, 2011 (commencement of operations) through April 30, 2012.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(i)	For the six months ended October 31, 2015.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	223

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, with the exception of Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is October 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended October 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisor, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. All-American will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Intermediate Duration maintains a weighted average portfolio duration between 3 and 10 years, and expects to generally maintain a weighted average portfolio duration between 4.5 and 7 years. Limited Term generally invests in bonds with short- to intermediate-term maturities. Limited Term will attempt to maintain the weighted average maturity of its portfolio securities at 3 to 7 years under normal market conditions. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund generally invests in intermediate and long-term bonds with a duration of between 2 and 10 years, and generally maintain a weighted average duration of between 4 and 7 years. The Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund seeks to mitigate the effect that subsequent increases in inflation expectations may have on the purchasing power of the Fund by investing in inflation-linked instruments, such as Consumer Price

224	Nuveen Investments

Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund normally may invest up to 20% of its net assets in taxable obligations. The Fund will attempt to maintain the weighted average maturity of its portfolio securities at 3 years or less under normal market conditions. The Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Sub-Adviser. However, the Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality, commonly referred to as “high yield” or “junk” bonds. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

All-American, Intermediate Duration, Limited Term and Short Term may utilize futures contracts, options on futures contracts and swap agreements, including interest rate swaps, and options on swap agreements in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds outstanding when-issued/delayed delivery purchase commitments were as follows:

	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$41,657,896	$41,045,884	$9,459,411

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

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Notes to Financial Statements (Unaudited) (continued)

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more for All-American, Inflation Protected and Intermediate Duration, and $250,000 or more for Limited Term and Short Term are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

226	Nuveen Investments

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,474,327,007	$—		$2,474,327,007
Corporate Bonds	—	—	8,404	***	8,404
Short-Term Investments*:
Municipal Bonds	—	4,000,000	8,107,153	***	12,107,153
Total	$—	$2,478,327,007	$8,115,557		$2,486,442,564

Inflation Protected
Long-Term Investments*:
Municipal Bonds	$—	$48,431,369	$—		$48,431,369
Investments in Derivatives:
Consumer Price Index Swaps**	—	(4,796,579)	—		(4,796,579)
Total	$—	$43,634,790	$—		$43,634,790

Intermediate Duration
Long-Term Investments*:
Municipal Bonds	$—	$4,270,003,568	$—		$4,270,003,568
Corporate Bonds	—	—	12,947	***	12,947
Short-Term Investments*:
Municipal Bonds	—	10,335,000	2,747,508	***	13,082,508
Total	$—	$4,280,338,568	$2,760,455		$4,283,099,023

Limited Term
Long-Term Investments*:
Municipal Bonds	$—	$4,081,553,570	$—		$4,081,553,570
Corporate Bonds	—	—	7,985	***	7,985
Short-Term Investments*:
Municipal Bonds	—	33,506,794	1,915,234	***	35,422,028
Total	$—	$4,115,060,364	$1,923,219		$4,116,983,583

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Notes to Financial Statements (Unaudited) (continued)

Short Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$669,137,399	$—	$669,137,399
Short-Term Investments*:
Money Market Funds	1,052,523	—	—	1,052,523
Municipal Bonds	—	12,210,930	—	12,210,930
Total	$1,052,523	$681,348,329	$—	$682,400,852
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

228	Nuveen Investments

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$6,525,000	$—	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	98,440,000	46,960,000	—	—
Total	$104,965,000	$46,960,000	$—	$—

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$6,525,000	$—	$—	$—
Average annual interest rate and fees	0.55%	—%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for

Nuveen Investments	229

Notes to Financial Statements (Unaudited) (continued)

the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations-Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts: self-deposted Inverse Floaters	$6,525,000	$—	$—	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	39,215,000	11,250,000	—	—
Total	$45,740,000	$11,250,000	$—	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which certain Funds may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing in inflation-linked instruments, such as CPI swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the CPI for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Upon the termination of a swap contract, a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the current fiscal period, Inflation Protected continued to invest in CPI swap contracts to hedge against fluctuations in inflation expectations, which can influence bond prices, and realized inflation.

The average notional amount of CPI swap contracts outstanding during the current fiscal period, was as follows:

Inflation Protected
Average notional amount of CPI swap contracts outstanding*	$54,883,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

230	Nuveen Investments

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either

(i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Inflation Protected continued to invest in credit default swaps to manage credit risk. These swap contracts were terminated during the current fiscal period.

The average notional amount of credit default swap contracts outstanding during the current fiscal period, was as follows:

Inflation Protected
Average notional amount of credit default swap contracts outstanding*	$171,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Inflation Protected
Inflation	Swaps	—	$—	Unrealized depreciation on consumer price index swaps	$(4,796,579)

Nuveen Investments	231

Notes to Financial Statements (Unaudited) (continued)

The following tables present the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on CPI Swaps***	Gross Unrealized (Depreciation) on CPI Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected
	Barclays PLC	$—	$(3,234,050)	$—	$(3,234,050)	$3,234,050	$—
	Morgan Stanley	—	(1,562,529)	—	(1,562,529)	1,484,134	(78,395)
Total		$—	$(4,796,579)	$—	$(4,796,579)	$4,718,184	$(78,395)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Inflation Protected	Credit	Swaps	$39,443	$(42,805)
	Inflation	Swaps	(796,500)	(290,466)
Total			$(757,057)	$(333,271)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

232	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 10/31/15		Year Ended 4/30/15
All-American	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,608,193	$110,273,703	17,881,976	$206,831,082
Class A – automatic conversion of Class B Shares	—	—	187,266	2,119,899
Class B – exchanges	—	—	46	523
Class C	2,391,432	27,463,576	3,922,006	45,359,571
Class C2	152,771	1,755,153	409,484	4,731,991
Class I	11,113,220	128,100,597	22,905,515	265,424,082
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,402,956	16,115,068	2,783,235	32,130,804
Class B	—	—	428	4,890
Class C	60,479	695,279	52,877	613,647
Class C2	314,449	3,613,409	739,010	8,532,228
Class I	1,063,627	12,270,433	2,073,426	24,040,263
	26,107,127	300,287,218	50,955,269	589,788,980
Shares redeemed:
Class A	(7,061,682)	(81,043,817)	(16,086,340)	(185,017,033)
Class B	—	—	(11,686)	(132,181)
Class B – automatic conversion to Class A Shares	—	—	(186,936)	(2,119,899)
Class C	(301,588)	(3,461,174)	(225,896)	(2,631,153)
Class C2	(1,813,946)	(20,823,173)	(4,177,185)	(48,085,489)
Class I	(7,848,100)	(90,424,841)	(12,672,465)	(146,746,355)
	(17,025,316)	(195,753,005)	(33,360,508)	(384,732,110)
Net increase (decrease)	9,081,811	$104,534,213	17,594,761	$205,056,870

	Six Months Ended 10/31/15		Year Ended 4/30/15
Inflation Protected	Shares	Amount	Shares	Amount
Shares sold:
Class A	162,673	$1,696,022	814,867	$8,835,261
Class C	7,900	82,618	114,397	1,242,761
Class C2	—	—	11,404	123,251
Class I	299,265	3,119,653	1,140,754	12,494,791
Shares issued to shareholders due to reinvestment of distributions:
Class A	26,250	274,046	61,354	664,688
Class C	991	10,336	1,133	12,163
Class C2	6,576	68,606	14,973	162,154
Class I	22,446	234,787	64,084	695,002
	526,101	5,486,068	2,222,966	24,230,071
Shares redeemed:
Class A	(450,734)	(4,699,914)	(1,288,469)	(13,932,743)
Class C	(23,145)	(240,900)	(11,092)	(118,268)
Class C2	(56,650)	(591,690)	(251,571)	(2,715,833)
Class I	(679,010)	(7,085,443)	(1,614,542)	(17,290,944)
	(1,209,539)	(12,617,947)	(3,165,674)	(34,057,788)
Net increase (decrease)	(683,438)	$(7,131,879)	(942,708)	$(9,827,717)

Nuveen Investments	233

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 10/31/15		Year Ended 4/30/15
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,625,666	$42,357,002	49,083,204	$452,283,382
Class A – automatic conversion of Class B Shares	—	—	118,455	1,083,860
Class B – exchanges	—	—	52	481
Class C	851,866	7,819,563	1,811,412	16,765,697
Class C2	43,543	399,800	267,428	2,477,514
Class I	46,001,642	422,462,793	90,319,681	836,458,602
Shares issued to shareholders due to reinvestment of distributions:
Class A	900,363	8,254,196	2,893,107	26,753,963
Class B	—	—	158	1,462
Class C	18,626	171,036	16,699	154,818
Class C2	88,942	817,325	202,855	1,879,382
Class I	3,481,784	32,008,979	6,771,916	62,768,820
	56,012,432	514,290,694	151,484,967	1,400,627,981
Shares redeemed:
Class A	(25,766,840)	(235,628,316)	(64,229,621)	(594,646,460)
Class B	—	—	(10,151)	(93,128)
Class B – automatic conversion to Class A Shares	—	—	(118,068)	(1,083,860)
Class C	(163,194)	(1,495,436)	(173,822)	(1,607,168)
Class C2	(1,092,542)	(10,017,716)	(2,142,664)	(19,821,017)
Class I	(40,891,861)	(375,170,093)	(61,101,487)	(566,422,037)
	(67,914,437)	(622,311,561)	(127,775,813)	(1,183,673,670)
Net increase (decrease)	(11,902,005)	$(108,020,867)	23,709,154	$216,954,311

	Six Months Ended 10/31/15		Year Ended 4/30/15
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,822,210	$130,675,381	34,710,016	$386,982,851
Class C	1,789,616	19,709,009	4,198,352	46,625,207
Class C2	164,845	1,815,144	452,759	5,029,160
Class I	54,151,211	595,842,300	92,453,352	1,025,774,699
Shares issued to shareholders due to reinvestment of distributions:
Class A	822,089	9,096,191	1,708,836	19,053,083
Class C	26,760	294,902	28,228	313,522
Class C2	238,835	2,634,217	558,740	6,208,595
Class I	1,253,490	13,808,017	2,070,899	22,982,851
	70,269,056	773,875,161	136,181,182	1,512,969,968
Shares redeemed:
Class A	(16,138,038)	(178,381,618)	(46,199,189)	(514,996,900)
Class C	(473,405)	(5,208,312)	(401,002)	(4,453,746)
Class C2	(3,853,877)	(42,464,510)	(9,522,071)	(105,782,059)
Class I	(30,747,262)	(338,375,580)	(54,435,890)	(604,000,591)
	(51,212,582)	(564,430,020)	(110,558,152)	(1,229,233,296)
Net increase (decrease)	19,056,474	$209,445,141	25,623,030	$283,736,672

234	Nuveen Investments

	Six Months Ended 10/31/15		Year Ended 4/30/15
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,761,467	$27,886,123	8,586,124	$87,155,010
Class C	253,041	2,551,250	429,077	4,347,843
Class C2	208,267	2,097,280	95,624	969,580
Class I	7,895,449	79,788,346	28,902,371	293,467,350
Shares issued to shareholders due to reinvestment of distributions:
Class A	68,022	687,115	168,492	1,710,132
Class C	1,023	10,316	1,445	14,637
Class C2	4,439	44,786	13,127	133,105
Class I	89,362	903,303	202,092	2,051,469
	11,281,070	113,968,519	38,398,352	389,849,126
Shares redeemed:
Class A	(3,674,428)	(37,110,101)	(10,344,620)	(104,980,940)
Class C	(156,821)	(1,581,799)	(54,421)	(551,119)
Class C2	(254,191)	(2,564,108)	(1,248,208)	(12,651,132)
Class I	(11,327,113)	(114,409,621)	(27,156,616)	(275,606,625)
	(15,412,553)	(155,665,629)	(38,803,865)	(393,789,816)
Net increase (decrease)	(4,131,483)	$(41,697,110)	(405,513)	$(3,940,690)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Purchases	$231,105,751	$—	$344,551,662	$624,651,074	$79,075,009
Sales and maturities	154,819,321	7,988,388	451,487,657	439,005,440	110,578,564

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Cost of investments	$2,282,885,046	$47,007,263	$4,077,798,843	$4,018,602,476	$675,603,288
Gross unrealized:
Appreciation	$207,814,684	$1,510,696	$221,310,323	$102,293,924	$7,093,435
Depreciation	(10,782,169)	(86,590)	(16,010,143)	(3,912,817)	(295,871)
Net unrealized appreciation (depreciation) of investments	$197,032,515	$1,424,106	$205,300,180	$98,381,107	$6,797,564

Nuveen Investments	235

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to treatment of notional principal contracts, federal taxes paid, taxable market discount, expiration of capital loss carryforwards and paydowns, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2015, the Funds’ last tax year end, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Capital paid-in	$(21,586)	$—	$—	$(7,283,015)	$(11,914)
Undistributed (Over-distribution of) net investment income	(111,559)	(24,577)	(174,590)	(95,375)	(175,410)
Accumulated net realized gain (loss)	133,145	24,577	174,590	7,378,390	187,324

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2015, the Funds’ last tax year end, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$9,151,400	$181,432	$16,516,424	$7,977,039	$283,241
Undistributed net ordinary income[2]	59,998	—	21,242	254,033	43,253
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2015 through April 30, 2015, and paid on May 1, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2015, was designated for purposes of the dividends paid deduction as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$96,817,053	$1,574,949	$137,050,292	$73,455,736	$8,645,467
Distributions from net ordinary income[2]	284,523	6,360	201,182	208,876	—
Distributions from net long-term capital gains	—	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of April 30, 2015, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	All- American[3]	Inflation Protected	Intermediate Duration[3]	Limited Term	Short Term
Expiration:
April 30, 2016	$2,298,768	$—	$—	$546,020	$—
April 30, 2017	22,698,037	—	—	1,071,726	312,109
April 30, 2018	14,897,930	—	9,051,684	543,730	—
April 30, 2019	881,168	—	1,043,786	1,598,268	—
Not subject to expiration:	42,168,660	3,460,181	—	11,471,917	305,575
Total	$82,944,563	$3,460,181	$10,095,470	$15,231,661	$617,684
[3]	A portion of All-American’s and Intermediate Duration’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of April 30, 2015, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	All- American	Limited Term	Short Term
Expired capital loss carryforwards	$21,571	$7,283,015	$11,893

During the Funds’ last tax year ended April 30, 2015, Intermediate Duration utilized $5,910,592 of its capital loss carryforward.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Limited Term
Post-October capital losses[4]	$1,406,548
Late-year ordinary losses[5]	—
[4]	Capital losses incurred from November 1, 2014 through April 30, 2015, the Fund’s last tax year end.
[5]	Ordinary losses incurred from January 1, 2015 through April 30, 2015 and specified losses incurred from November 1, 2014 through April 30, 2015.

236	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For net assets over $2 billion	—	0.2250	—	—	0.1750
For the next $3 billion	0.2250	—	0.2250	0.1750	—
For net assets over $5 billion	0.2125	—	0.2125	0.1625	—

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen Funds as set forth in the schedule below, and for Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the Fund’s assets that are not “eligible assets.” The complex level fee schedule for the Funds is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
All-American	0.1697%
Inflation Protected	0.1639
Intermediate Duration	0.1694
Limited Term	0.1639
Short Term	0.1789

Nuveen Investments	237

Notes to Financial Statements (Unaudited) (continued)

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	0.60%	September 30, 2016	1.05%
Intermediate Duration	N/A	N/A	0.75
N/A	– Not applicable.

During the current fiscal period, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares of Limited Term through August 31, 2015 and 0.45% of the 12b-1 distribution and/or service fees for Class C Shares of Short Term through August 31, 2015.

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Sales charges collected	$925,965	$3,500	$219,411	$465,361	$101,314
Paid to financial intermediaries	809,948	2,801	190,478	449,590	98,988

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Commission advances	$436,105	$883	$154,201	$569,490	$101,065

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained	$220,154	$4,986	$71,948	$221,117	$14,298

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
CDSC retained	$18,302	$7	$8,827	$43,937	$8,089

238	Nuveen Investments

8. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2014, Inflation Protected utilized $2,582,318 of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

During July 2015, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more ($250,000 or more for Limited Term and Short Term) of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% (0.70% for Limited Term and Short Term) on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

Nuveen Investments	239

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

Boston, MA 02111

U.S. Bank National

Association

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

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Glossary of Terms Used in this Report (continued)

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.

Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Annual Investment Management Agreement

Approval Process

The Board of Directors or Trustees (as the case may be) of each Fund (each, a “Board” and each Director or Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

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Annual Investment Management Agreement Approval Process (continued)

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

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As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), which did not exist for part of the foregoing time frame). In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

•	For Nuveen All-American Municipal Bond Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

•	For the Inflation Protected Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period and third quartile in the three-year period, the Fund outperformed its benchmark in the three-year period and only slightly underperformed its benchmark in the one-year period.

•

For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one- and three-year periods and the second quartile in the five-year period. The Board also

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Annual Investment Management Agreement Approval Process (continued)

noted that, although the Fund underperformed its benchmark in the five-year period, it outperformed its benchmark in the one-year period and only slightly underperformed its benchmark in the three-year period.

•	For Nuveen Limited Term Municipal Bond Fund, the Board considered that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods and, although the Fund underperformed its benchmark in the three- and five-year periods, it slightly outperformed its benchmark in the one-year period.

•	For Nuveen Short Term Municipal Bond Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period, the first quartile in the three-year period and the second quartile in the five-year period. The Fund underperformed its benchmark in the one-year period but outperformed its benchmark in the three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that each Fund had a net management fee and net expense ratio below or in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of

246	Nuveen Investments

service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

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Annual Investment Management Agreement Approval Process (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Inflation Protected Fund and the Intermediate Duration Fund through the adoption of temporary and/or permanent expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

248	Nuveen Investments

Notes

Nuveen Investments	249

Notes

250	Nuveen Investments

Notes

Nuveen Investments	251

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NAT-1015D        12548-INV-B-12/16

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report October 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen High Yield Municipal Bond Fund	NHMAX	NHCCX	NHMCX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	NVCCX	NVHCX	NVHIX
Nuveen Strategic Municipal Opportunities Fund	NSAOX	NSCOX	—	NSIOX

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NOT FDIC INSURED MAY LOSE VALUE
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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. How efficiently the financial markets process the confluence of rising borrowing costs, softer commodity prices, stubbornly low U.S. inflation, and a strong U.S. dollar, against a backdrop of anemic global economic growth, remains to be seen.

Nevertheless, the global recovery continues to be led by the United States. Policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown. With sentiment regarding China growing increasingly bearish and the Fed now working toward normalizing its interest-rate policy, the actions of the world’s central banks remain under intense scrutiny.

In the meantime, asset prices could continue to churn as risks both known and unknown begin to emerge. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen High Yield Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. John Miller, CFA, has managed the Nuveen High Yield Municipal Bond Fund since 2000. John, along with Timothy Ryan, CFA, and Steven Hlavin, have managed the Nuveen Short Duration High Yield Municipal Bond Fund since its inception in 2013, while John and Tim have managed the Nuveen Strategic Municipal Opportunities Fund since the Fund’s inception in 2014.

Recently, the portfolio managers discussed key investment strategies and the Funds’ performance for the six-month reporting period ended October 31, 2015.

How did the Funds perform during the six-month reporting period ended October 31, 2105?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable six-month, one-year, five-year, ten-year and since-inception periods ended October 31, 2015. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared to the performance of its corresponding market index and Lipper classification average.

Nuveen High Yield Municipal Bond Fund

For the six-month reporting period ended October 31, 2015, the Nuveen High Yield Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Yield Index while also outpacing the Lipper High Yield Municipal Debt Funds Classification Average. Duration, or interest rate positioning, had little effect on the Fund’s relative performance this reporting period, as interest rates finished the reporting period only incrementally higher. With rates stable, the Fund’s high level of income was the main driver of returns.

Sector and credit positioning added overall value. On the positive side, the Fund benefited from its investments in the general obligation (GO) bonds of the City of Chicago, whose financial challenges were well known. We purchased this debt in mid-summer, when concern about the issuer’s credit quality appeared to peak and the bonds’ yields rose. Although we recognized the potential for continued volatility, we concluded that these securities’ income was high enough to compensate us for their credit risk. The bonds began to perform well soon after our purchase and in October the Chicago City Council implemented a large property tax increase, which was seen as a positive step toward financial improvement.

In contrast, several of our corporate-backed municipal bonds encountered performance challenges, especially economically sensitive issues exposed to struggling commodity prices. In particular, our holdings in bonds backed by metals company Alcoa and steel producer U.S. Steel detracted from relative performance. We continued to hold these securities at the end of the reporting period, as we thought they provided good return potential relative to their risk.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

The Fund was well positioned in bonds of U.S. territorial issuers. We did not own debt of Puerto Rico, a U.S. territory that sought municipal bankruptcy protection. Not surprisingly, most bonds connected to the island struggled during the reporting period, and not holding any of this debt added to our results relative to the index.

Meanwhile, the Fund benefited from a large stake in Guam GO debt. In our view, bonds of this U.S. territory were of much higher credit quality than those of Puerto Rico while offering equal tax benefits. (Bonds issued by U.S. territories may offer triple exemption (i.e., exemption from most federal, state and local taxes). During the reporting period, many of our Guam holdings were advance refunded, leading to strong returns as the bonds’ credit quality improved and their effective maturities shortened.

The Fund’s tobacco securitization bonds generated strong performance on an absolute basis, as favorable industry trends and a better legal backdrop gave investors more confidence in the credit quality of the issuers. At the same time, compared with the index, we were significantly underweighted in the tobacco sector and this detracted from the Fund’s results in relative terms. We believed it was prudent to closely manage our exposure to this category, given the potential for volatile performance as well as the high degree of correlation among various issues in the sector.

In contrast, the Fund benefited from credit selection in those sectors in which we regularly participate, especially land-backed, charter school and health care bonds. Among land-backed securities, our New York City bonds for 3 World Trade Center performed well, as the project continued to proceed on time and on budget. Among charter schools, the Fund benefited the most from its position in the bonds of Renaissance Charter School at West Palm Beach. Within health care, Temple University Hospital debt fared well after the issuer’s credit quality received an upgrade.

The Fund continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio. To manage duration, the Fund’s interest rate exposure was hedged through a series of interest rate swaps, which had a negligible impact on performance during the reporting period. The Fund also continued to manage credit risk by investing in credit default swap contracts, purchasing credit protection. The use of these swaps also had a negligible impact on the Fund’s performance during the reporting period.

Impact of Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (refer to page 13 for more detail) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease, unlike unlevered funds, when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates were to rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage. As of October 31, 2015, the effective leverage was 19.96%, which is within our expected range and regularly monitored.

The Fund’s use of leverage through inverse floating rate securities made a positive contribution to its performance over this reporting period, largely because the yield realized on the underlying long-term bonds, net of Fund expenses, exceeded the interest expense of the leveraging instruments.

Nuveen Short Duration High Yield Municipal Bond Fund

For the six-month reporting period ended October 31, 2015, the Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Short Duration Municipal Yield Index and underperformed both the S&P Municipal Bond Short-Intermediate Index and the Lipper High Yield Municipal Debt Funds Classification Average.

6	Nuveen Investments

Effective April 30, 2015, the Fund’s benchmark changed from the S&P Municipal Bond Short-Intermediate Index to the S&P Short Duration Municipal Yield Index. The S&P Short Duration Municipal Yield Index, which has 80% of its market value in bonds BBB/Baa or lower, is better aligned with the Fund’s high yield mandate than the Fund’s previous benchmark. The S&P Municipal Bond Short-Intermediate Index does not include high yield bonds, while the Lipper average includes bonds across the entire yield curve, unlike the Fund, which focuses on short duration investments.

Yields on short duration, high yield municipal bonds were generally unchanged over the six-month reporting period. This left limited potential for us to generate relative outperformance through overweightings of lower rated bonds. One notable exception, however, was the Fund’s increased exposure to non-rated bonds compared with the S&P Short Duration Municipal Yield Index. Because this market segment outpaced the index, our allocation added value in relative terms.

On a sector basis, the Fund’s overweighting in dedicated or incremental tax bonds, mostly land-secured issues, proved beneficial in light of their outperformance. Other helpful sector exposures included overweightings in the health care, corporate-backed municipal bond and charter school categories.

The Fund also benefited from having no exposure to the debt of Puerto Rico. Bonds of Puerto Rico Electric Power Authority (PREPA) were a notable exception, as investors became more optimistic about the issuer’s ability to restructure its debt. Not owning PREPA securities tempered the benefits we otherwise would have saw from a Fund positioning in Puerto Rico.

The Fund’s holdings in interest rate swaps also hampered results. The Fund continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio. Although these swaps performed as expected, they lost a modest amount of value in light of the small decline in interest rates seen this reporting period, having a negative impact on performance. We continued to own the swaps because of their ability to help us more precisely control the Fund’s duration at our desired level.

Nuveen Strategic Municipal Opportunities Fund

For the six-month reporting period ended October 31, 2015, the Nuveen Strategic Municipal Opportunities Fund’s Class A Shares at NAV trailed the S&P Municipal Bond Index but outperformed the Lipper General & Insured Municipal Debt Funds Classification Average.

Sector and security selection added to the Fund’s performance relative to the S&P Municipal Bond Index. On a sector basis, the Fund benefited from its overweightings in certain outperforming categories, such as dedicated tax and incremental tax, health care and tobacco. Tempering the positive impact, however, were overweightings in the industrial development and pollution control revenue sectors and the Fund’s underweightings in state and local general obligation bonds.

On a security specific basis, the Fund saw good performance from bonds issued by Maryland Economic Development Corporation for the Chesapeake Bay Hyatt. The Fund also benefited from the advance refunding of bonds issued by the U.S. territory of Guam. In this case, the security’s price increased as the issue credit quality improved and the bonds became priced to a shorter call date.

Among the Fund’s worst performing securities were corporate-backed Indiana Finance Authority bonds for U.S. Steel and Fort Bend County (Texas) bonds for NRG Energy, both of which struggled as commodity prices fell. Our holdings in Spring Hill College (Alabama) also hurt returns.

The Fund’s derivative exposure was another performance challenge and negatively impacted performance. Specifically, we owned three credit default swaps (CDS) to benefit in the event that there is credit deterioration in Assured Guaranty and two broad baskets of municipal issuers. The broad baskets of municipal credits include some of the most troubled names in the municipal market. As the quality of these issuers was perceived to have improved this reporting period, credit spreads tightened. These positions lost limited value. In addition, we owned a small position in inverse floating rate bonds on the debt of the University of Chicago, a position that also modestly detracted during the reporting period.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

What key strategies were used to manage these Funds during the six-month reporting period ended October 31, 2015?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

Although the Fund experienced both investment inflows and outflows during this reporting period, we encountered more inflows. With these net proceeds, we took advantage of purchase opportunities we found attractive in both the primary and secondary municipal bond markets. On the primary market, purchases included land-secured and charter school bonds and we bought health care bonds when suitable opportunities presented themselves.

On the secondary market, we added tobacco securitization bonds in recognition of a better business backdrop for their issuers. We remained cautious about the sector and continued to keep the Fund underweighted. Also, as discussed earlier, we bought GO debt of the City of Chicago in the summer, when the bonds were providing historically high yields and offered what we believed was a compelling risk/reward trade-off.

We kept the portfolio’s duration and credit quality positioning generally consistent, as we thought the Fund was well structured coming into the reporting period. Given the steepness of the yield curve, we saw better total return opportunities among longer maturity issues. From a credit perspective, we continued to focus on non-rated and BB rated bonds, as these are market segments in which we have historically found value potential through disciplined credit research.

As discussed earlier, throughout the reporting period, we continued to hold certain derivative securities in the form of interest rate swaps. These securities allowed us to lower the portfolio’s duration to our desired level, enabling us to maintain exposure to longer dated bonds we found attractive while limiting exposure to rising rates. In addition, we owned a credit default swap (CDS) on the debt obligations of the U.S. territory of Puerto Rico. We believe the performance of Puerto Rico bonds has historically been correlated with the overall high yield municipal bond market. As a result, this CDS provided us with a tool we used to limit the Fund’s risk should the municipal bond market experience fallout from credit problems in Puerto Rico.

Of final note, the Fund maintained an effective leverage position through inverse floating rate securities on predominantly high quality, higher coupon bonds, which we saw as less susceptible to rising rates.

Nuveen Short Duration High Yield Municipal Bond Fund

In seeking high current income exempt from regular federal income taxes, the Fund invests in predominantly lower rated municipal bonds while maintaining a weighted average effective portfolio duration of less than 4.5 years. When appropriate, the Fund may also use leverage in an opportunistic manner through the use of inverse floating rate securities.

By design, the duration of the Fund is controlled to limit the impact of interest rate movements on performance, making this a potential option for investors who wish to add exposure to high yield municipal bonds to their portfolios, while limiting their interest rate risk.

During the reporting period, managing the portfolio’s duration, or sensitivity to interest rates, was our primary focus. We reduced duration to aproximately 4 years from roughly 4.25 years six months earlier, a move we found prudent in light of the potential for higher short-term interest rates from the Federal Reserve. Much of this transition took place in the late summer amid several weeks of investment redemptions. To meet these outflows, we sold certain longer dated, lower yielding bonds that no longer met our management objectives. With these transactions, we were able to achieve our goals of managing duration while increasing yield.

We continued to pursue our investment approach of seeking to identify attractively valued municipal bonds at a manageable level of risk. New purchases took place across multiple sectors of the market, including land-secured debt, charter school bonds, health care issues and corporate-backed municipal bonds, sectors in which we have traditionally found good value through careful credit research.

8	Nuveen Investments

We purchased of City of Chicago bonds, which at the time were offering historically high yields. Although we continued to expect volatility with these bonds, we were pleased with their performance during this reporting period. Chicago passed a large property tax hike that improved the city’s financial position and gave investors more confidence in the securities’ long-term prospects.

Our purchases tended to emphasize bonds with maturities of 5 to 15 years, as we believed these would be less vulnerable than shorter-dated issues to higher interest rates and better able to take advantage of a steep municipal yield curve.

Nuveen Strategic Municipal Opportunities Fund

The Nuveen Strategic Municipal Opportunities Fund has latitude within its prospectus limits, to take advantage of changing market opportunities across the municipal bond landscape. The Fund is able to invest across any credit quality or maturity range and may utilize derivative strategies or leverage. Many of these tools are available to managers of other Nuveen municipal bond funds, but not to the same degree. With this flexibility, we are able to respond quickly to the opportunities we believe are in our shareholders’ best interests.

The Fund’s duration remained modestly longer than the index throughout the reporting period, reflecting our view that the Federal Reserve was unlikely to aggressively raise interest rates.

In terms of our credit quality positioning, the Fund’s exposure to below investment grade and non-rated bonds finished the reporting period close to where it was six months earlier. In the midst of the reporting period, however, the Fund’s high yield debt position grew as a percentage of the portfolio and during the reporting period we returned this allocation closer to our desired level.

We also sold some economically sensitive corporate-backed industrial development revenue bonds, preferring to reinvest the proceeds in opportunities we believed offered better value and less likelihood of performance volatility. With the proceeds, we generally participated in the primary municipal bond market to buy bonds in a variety of less economically sensitive sectors, such as health care and education.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island’s debt burden debt may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.

Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, these Funds had no exposure to Puerto Rico debt.

Nuveen Investments	9

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.

Nuveen Short Duration High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with shorter maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund may engage in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value, market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.

Nuveen Strategic Municipal Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The use of derivatives involves substantial financial risks and transaction costs. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. The Fund periodically engages in a significant amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations, such as alternative minimum tax, call, defaulted bond, income, municipal bond market liquidity, municipal lease obligations, other investment companies, political and economic, tax, and zero coupon bonds risks, are described in detail in the Fund’s prospectus.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of

10	Nuveen Investments

the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of October 31, 2015, the Funds had positive UNII balances for tax purposes, based upon our best estimate, and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	11

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

12	Nuveen Investments

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.98%	4.99%	7.75%	3.76%
Class A Shares at maximum Offering Price	(2.29)%	0.59%	6.83%	3.32%
S&P Municipal Yield Index	1.93%	4.16%	6.43%	5.14%
Lipper High Yield Municipal Debt Funds Classification Average	1.53%	4.09%	5.43%	4.00%

Class C2 Shares	1.63%	4.35%	7.15%	3.19%
Class I Shares	2.08%	5.21%	7.95%	3.96%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.57%	4.16%	9.04%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.67%	5.48%	7.65%	3.64%
Class A Shares at maximum Offering Price	(3.56)%	1.08%	6.74%	3.19%
Class C2 Shares	0.39%	4.90%	7.07%	3.07%
Class I Shares	0.78%	5.70%	7.87%	3.83%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.27%	4.64%	9.00%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.83%	1.63%	1.38%	0.63%

Effective Leverage Ratio as of October 31, 2015

Effective Leverage Ratio	19.96%

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	0.98%	3.16%	3.69%
Class A Shares at maximum Offering Price	(1.55)%	0.58%	2.74%
S&P Short Duration Municipal Yield Index	0.82%	2.94%	3.38%
S&P Municipal Bond Short-Intermediate Index	1.25%	1.81%	1.90%
Lipper High Yield Municipal Debt Funds Classification Average	1.53%	4.09%	3.32%

Class C Shares	0.56%	2.32%	4.95%
Class C2 Shares	0.71%	2.61%	3.14%
Class I Shares	1.17%	3.44%	3.91%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	0.39%	3.28%	3.62%
Class A Shares at maximum Offering Price	(2.12)%	0.70%	2.64%
Class C Shares	0.07%	2.55%	5.02%
Class C2 Shares	0.12%	2.83%	3.12%
Class I Shares	0.48%	3.56%	3.84%

Since inception returns for Class A, Class C2, and Class I Shares, and the index and Lipper average, are from 2/01/13. Since inception returns for Class C Shares are from 2/10/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.59%	1.34%	0.59%

Effective Leverage Ratio as of October 31, 2015

Effective Leverage Ratio	1.63%

14	Nuveen Investments

Nuveen Strategic Municipal Opportunities Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Cumulative Total Returns as of October 31, 2015

	Cumulative	Cumulative
	6-Month	Since Inception
Class A Shares at NAV	1.36%	2.71%
Class A Shares at maximum Offering Price	(1.68)%	(0.37)%
S&P Municipal Bond Index	1.58%	2.12%
Lipper General & Insured Municipal Debt Funds Classification Average	1.26%	1.73%

Class C Shares	1.04%	2.07%
Class I Shares	1.45%	2.95%

Cumulative Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Cumulative	Cumulative
	6-Month	Since Inception
Class A Shares at NAV	0.56%	2.29%
Class A Shares at maximum Offering Price	(2.45)%	(0.77)%
Class C Shares	0.24%	1.73%
Class I Shares	0.75%	2.52%

Since inception returns are from 12/16/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.38%	2.18%	1.18%
Net Expense Ratios	0.92%	1.72%	0.72%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through August 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring August 31, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Effective Leverage Ratio as of October 31, 2015

Effective Leverage Ratio	1.29%

Nuveen Investments	15

Yields as of October 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	5.20%	4.62%	4.86%	5.64%
SEC 30-Day Yield	4.35%	3.74%	3.99%	4.74%
Taxable-Equivalent Yield[2]	6.04%	5.19%	5.54%	6.58%

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.25%	2.50%	2.79%	3.50%
SEC 30-Day Yield – Subsidized	2.88%	2.15%	2.40%	3.15%
SEC 30-Day Yield – Unsubsidized	2.88%	2.15%	2.40%	3.15%
Taxable-Equivalent Yield – Subsidized[2]	4.00%	2.99%	3.33%	4.38%
Taxable-Equivalent Yield – Unsubsidized[2]	4.00%	2.99%	3.33%	4.38%

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.43%	1.67%	2.68%
SEC 30-Day Yield – Subsidized	2.88%	2.19%	3.17%
SEC 30-Day Yield – Unsubsidized	2.36%	1.58%	2.63%
Taxable-Equivalent Yield – Subsidized[2]	4.00%	3.04%	4.40%
Taxable-Equivalent Yield – Unsubsidized[2]	3.28%	2.19%	3.65%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

16	Nuveen Investments

Holding

Summaries as of October 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	99.7%
Common Stocks	1.3%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations	103.2%
Floating Rate Obligations	(3.2)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	3.7%
AA	21.8%
A	9.6%
BBB	10.4%
BB or Lower	20.9%
N/R (not rated)	32.5%
N/A (not applicable)	1.1%
Total	100%

Portfolio Composition

(% of total Investments)1

Tax Obligation/Limited	24.5%
Health Care	14.3%
Education and Civic Organizations	12.9%
Industrials	10.4%
Transportation	8.2%
Consumer Staples	6.9%
Long-Term Care	5.5%
Other	17.3%
Total	100%

States and Territories

(% of total municipal bonds)

California	20.7%
Florida	11.9%
Illinois	8.0%
Colorado	7.0%
New York	6.5%
Texas	4.6%
Ohio	4.2%
Arizona	3.4%
Pennsylvania	2.5%
Iowa	2.4%
Indiana	2.3%
New Jersey	2.1%
Michigan	1.8%
Alabama	1.7%
Maryland	1.6%
Other	19.3%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	17

Holding Summaries (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.2%
Common Stocks	0.0%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	2.4%
Net Assets Plus Floating Rate Obligations	100.3%
Floating Rate Obligations	(0.3)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	3.0%
AA	7.2%
A	9.5%
BBB	22.6%
BB or Lower	27.8%
N/R (not rated)	29.9%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition

(% of total investments)1

Tax Obligation/Limited	24.9%
Health Care	13.1%
Education and Civic Organizations	10.5%
Transportation	8.9%
Consumer Staples	7.5%
Industrials	7.1%
Long-Term Care	6.8%
Utilities	6.8%
Other	14.4%
Total	100%

States and Territories

(% of total municipal bonds)

Florida	11.9%
California	11.5%
Texas	7.8%
Pennsylvania	7.1%
Illinois	6.1%
New Jersey	5.4%
New York	5.0%
Ohio	4.3%
Michigan	3.2%
Iowa	3.0%
Wisconsin	2.7%
Arizona	2.5%
Massachusetts	2.4%
Colorado	2.3%
Alabama	2.2%
Indiana	1.7%
Guam	1.7%
Other	19.2%
Total	100%

1	Excluding Investments in derivatives.

18	Nuveen Investments

Nuveen Strategic Municipal Opportunities Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.9%
Other Assets Less Liabilities	4.4%
Net Assets Plus Floating Rate Obligations	101.3%
Floating Rate Obligations	(1.3)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	0.0%
AA	19.7%
A	22.4%
BBB	20.3%
BB or Lower	10.2%
N/R (not rated)	27.4%
Total	100%

Portfolio Composition

(% of total investments)1

Tax Obligation/Limited	19.2%
Health Care	17.2%
Education and Civic Organizations	14.7%
Transportation	13.8%
Industrials	8.4%
Utilities	7.2%
Long-Term Care	5.7%
Other	13.8%
Total	100%

States and Territories

(% of total investments)

California	17.0%
New York	13.9%
Texas	6.1%
Florida	6.1%
Illinois	5.5%
Massachusetts	5.3%
Alabama	3.6%
Pennsylvania	3.4%
Minnesota	3.4%
District of Columbia	3.2%
Wisconsin	3.1%
Maryland	3.1%
Colorado	3.0%
Connecticut	2.3%
Nebraska	2.3%
Other	18.7%
Total	100%

1	Excluding Investments in derivatives.

Nuveen Investments	19

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2015.

The beginning of the period is May 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.80	$1,015.70	$1,016.30	$1,020.80
Expenses Incurred During the Period	$4.11	$8.16	$6.89	$3.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.04	$1,018.30	$1,022.07
Expenses Incurred During the Period	$4.12	$8.16	$6.90	$3.10

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36 and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.80	$1,005.60	$1,007.10	$1,011.70
Expenses Incurred During the Period	$4.14	$8.17	$6.91	$3.14
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.01	$1,016.99	$1,018.25	$1,022.02
Expenses Incurred During the Period	$4.17	$8.21	$6.95	$3.15

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.60	$1,010.40	$1,014.50
Expenses Incurred During the Period	$4.61	$8.64	$3.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.56	$1,016.54	$1,021.57
Expenses Incurred During the Period	$4.62	$8.67	$3.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.91%, 1.71% and 0.71% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	21

Nuveen High Yield Municipal Bond Fund

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 101.0%

	MUNICIPAL BONDS – 99.7%

	National – 0.0%

$2,490	Municipal Tax Exempt Asset Trust, Trust Receipt, Series 2010-7 Loma Linda University Behavioral Medicine Center, Inc., 4.390%, 12/01/26	No Opt. Call	N/R	$2,473,068

	Alabama – 1.7%

16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30 (4)	8/20 at 100.00	N/R	14,144,960

10,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	12/16 at 100.00	B3	10,041,000

3,865	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	12/16 at 100.00	B3	3,880,846

10,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	10,080,300

14,480	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37 (Pre-refunded 2/01/17)	2/17 at 101.00	N/R (5)	15,431,770

12,000	Industrial Development Board of the City of Selma, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	11,883,960

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
3,425	5.125%, 4/01/17 – AMBAC Insured	4/16 at 100.00	B1	3,436,165
1,900	5.125%, 4/01/19 – AMBAC Insured	4/16 at 100.00	B1	1,902,261
140	5.125%, 4/01/20 – AMBAC Insured	4/16 at 100.00	B1	140,049
2,540	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B1	2,517,419
2,525	5.000%, 4/01/26 – AMBAC Insured	4/16 at 100.00	B1	2,330,423

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
655	5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	AA–	655,301
1,500	5.000%, 4/01/22 – NPFG Insured	4/16 at 100.00	AA–	1,500,510
1,000	5.000%, 4/01/23 – NPFG Insured	4/16 at 100.00	AA–	1,000,210
7,990	5.000%, 4/01/24 – NPFG Insured	4/16 at 100.00	AA–	7,990,320

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
2,500	5.250%, 1/01/16	No Opt. Call	A–	2,514,550
4,275	5.250%, 1/01/17	No Opt. Call	A–	4,299,880
5,000	5.000%, 1/01/24	1/16 at 100.00	A–	5,029,100

	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C:
16,370	0.000%, 10/01/38 – AGM Insured (6)	10/23 at 105.00	AA	11,559,839
5,000	0.000%, 10/01/42 – AGM Insured	10/23 at 105.00	AA	3,506,400
2,520	0.000%, 10/01/46 – AGM Insured	10/23 at 105.00	AA	1,756,717
10,000	0.000%, 10/01/50 – AGM Insured	10/23 at 105.00	AA	6,905,700

34,800	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.000%, 10/01/42	10/23 at 105.00	BBB–	39,227,952

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama (continued)

$31,010	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	$28,689,522
199,495	Total Alabama			190,425,154

	Arizona – 3.4%

4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2046, 19.136%, 7/01/27 (IF) (6)	1/18 at 100.00	AA–	5,334,600

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 19.080%, 1/01/31 (IF) (6)	1/18 at 100.00	AA–	2,173,640

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
39,410	5.000%, 7/01/36 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	BB (5)	39,712,669
13,805	5.000%, 7/01/40 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	BB (5)	13,911,022

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
655	5.000%, 7/15/29	7/24 at 100.00	N/R	691,870
650	5.000%, 7/15/33	7/24 at 100.00	N/R	679,835
750	5.000%, 7/15/38	7/24 at 100.00	N/R	771,817

1,085	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 5.375%, 7/01/39	7/24 at 100.00	N/R	1,119,036

2,100	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 5.000%, 7/01/39	7/25 at 100.00	N/R	2,059,869

425	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	1/16 at 100.00	N/R	426,203

3,250	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	BB	3,495,375

3,000	Industrial Development Authority of Phoenix, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45	No Opt. Call	BB	2,883,270

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R	421,840

13,105	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	C	5,371,608

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
3,000	6.500%, 7/01/34	7/24 at 100.00	N/R	3,331,020
10,000	6.750%, 7/01/44	7/24 at 100.00	N/R	11,191,900

5,365	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41	7/21 at 100.00	N/R	5,914,000

	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32	7/20 at 100.00	N/R	2,450,946
3,725	7.500%, 7/01/42	7/20 at 100.00	N/R	3,805,646

Nuveen Investments	23

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014:
$21,375	5.000%, 2/01/29	2/24 at 100.00	B+	$21,416,254
18,000	5.125%, 2/01/34	2/24 at 100.00	B+	17,767,620
24,530	5.375%, 2/01/41	2/24 at 100.00	B+	24,543,982

5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (6)	6/22 at 100.00	A	5,352,550

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086:
2,080	18.064%, 6/01/34 (IF) (6)	6/22 at 100.00	A	2,963,002
1,500	17.122%, 6/01/42 (IF) (6)	6/22 at 100.00	A	1,923,060
375	17.122%, 6/01/42 (IF) (6)	6/22 at 100.00	A	480,765
1,265	17.122%, 6/01/42 (IF) (6)	6/22 at 100.00	A	1,621,781
975	17.100%, 6/01/42 (IF) (6)	6/22 at 100.00	A	1,249,628
775	17.095%, 6/01/42 (IF) (6)	6/22 at 100.00	A	993,225

4,885	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	1/16 at 100.00	Baa2	4,892,669

3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BB–	3,568,503

	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Choice Education and Development, Series 2006:
75	6.000%, 6/01/16	No Opt. Call	N/R	75,962
1,465	6.250%, 6/01/26	6/16 at 100.00	N/R	1,486,579
4,225	6.375%, 6/01/36	6/16 at 100.00	N/R	4,277,897

	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014:
1,000	7.000%, 5/01/34	5/24 at 100.00	N/R	1,038,510
1,800	7.250%, 5/01/44	5/24 at 100.00	N/R	1,873,368

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014:
1,860	6.750%, 3/01/34	3/24 at 100.00	N/R	1,967,117
4,990	8.750%, 3/01/44	3/24 at 100.00	N/R	5,267,893

8,790	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44	2/24 at 100.00	N/R	8,902,424

7,925	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (5)	9,762,728

2,250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, American Charter School Foundation, Series 2007A, 5.625%, 7/01/38	7/17 at 100.00	BB	2,103,750

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
4,275	7.375%, 1/01/32	1/22 at 100.00	B	4,150,897
6,695	7.500%, 1/01/42	1/22 at 100.00	B	6,399,550

4,000	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Horizon Community Learning Center Project, Series 2000, 5.250%, 6/01/35	12/15 at 100.00	BBB	4,002,360

5,770	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34	No Opt. Call	BB+	5,713,627

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
$1,190	6.000%, 6/01/40	6/19 at 100.00	BB+	$1,227,390
2,250	6.100%, 6/01/45	6/19 at 100.00	BB+	2,324,250

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BB+	252,693
1,475	6.000%, 6/01/36	6/16 at 100.00	BB+	1,483,629

2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	2,942,660

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Tender Option Bond Trust 2015-XF0087, 15.475%, 3/01/30 (IF)	3/18 at 100.00	Aa2	3,987,584

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
1,280	6.625%, 12/01/17	No Opt. Call	B–	1,289,459
14,060	7.000%, 12/01/27	12/17 at 102.00	B–	13,458,091

19,225	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B+	21,587,176

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A–	70,440
80	5.250%, 12/01/28	No Opt. Call	A–	94,318
26,530	5.500%, 12/01/37	No Opt. Call	A–	30,145,508

4,425	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	4/17 at 100.00	A	4,495,800

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,191,707
3,200	6.250%, 12/01/46	12/21 at 100.00	N/R	3,461,088

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
700	5.500%, 7/01/16	No Opt. Call	N/R	707,847
8,049	5.750%, 7/01/22	7/16 at 100.00	N/R	8,134,802
10,909	6.000%, 7/01/30	7/16 at 100.00	N/R	10,999,872

4,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc. Project, Series 2012, 5.125%, 3/01/42	No Opt. Call	BB+	4,364,564

	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2011:
3,325	7.625%, 3/01/31	3/21 at 100.00	BB+	3,831,065
1,830	7.875%, 3/01/42	3/21 at 100.00	BB+	2,123,935

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,252,123
360,393	Total Arizona			368,967,868

Nuveen Investments	25

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California – 20.5%

	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
$855	0.000%, 9/01/29 – AGM Insured	No Opt. Call	AA	$499,346
5,500	0.000%, 9/01/34 – AGM Insured	No Opt. Call	AA	2,582,030
4,310	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	1,902,650

1,810	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.000%, 3/01/31	3/21 at 100.00	Ba3	1,987,308

3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, Tender Option Bond Trust 1188, 17.177%, 8/01/47 (IF) (6)	8/23 at 100.00	A+	4,550,658

1,000	Arvin Community Redevelopment Agency, California, Tax Allocation Bonds, Arvin Redevelopment Project, Series 2005, 5.125%, 9/01/35	3/16 at 100.00	N/R	1,000,390

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	259,108

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
3,080	5.000%, 9/01/27	9/17 at 100.00	N/R	3,158,910
7,360	5.000%, 9/01/37	9/17 at 100.00	N/R	7,527,955

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42	5/40 at 100.00	Aa2	915,297
11,860	0.000%, 5/01/47	5/40 at 100.00	Aa2	6,328,259

19,315	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2014S-6, 5.000%, 10/01/54 (UB) (6)	10/24 at 100.00	AA–	21,297,105

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	17.940%, 4/01/31 (Pre-refunded 4/01/17) (IF)	4/17 at 100.00	AA (5)	1,366,341
1,250	19.990%, 4/01/43 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (5)	1,826,700
1,000	18.498%, 4/01/47 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (5)	1,425,440
1,250	18.189%, 4/01/47 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (5)	1,781,800

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,081,999

2,875	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	3,098,646

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,080,041

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,092,840

1,595	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 7A-1, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,671,943

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	3/16 at 100.00	N/R	1,001,400

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
830	5.600%, 9/01/25	9/17 at 100.00	N/R	848,028
2,315	5.650%, 9/01/30	9/17 at 100.00	N/R	2,364,749

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/16 at 100.00	N/R	867,013
2,065	5.500%, 9/01/35	9/16 at 100.00	N/R	2,093,559

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,225	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	$2,863,219

4,065	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	2,275,099

10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	11,428,500

2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	12/15 at 100.00	BB–	1,857,240

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	12/15 at 100.00	B–	6,418,440

50,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	6/16 at 18.26	B	5,695,500

6,545	California Health Facilities Financing Authority, Hospital Revenue Bonds, Adventist Health System West, Tender Option Bonds Trust 4699, 20.033%, 9/01/28 – NPFG Insured (IF) (6)	9/18 at 100.00	N/R	8,265,157

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
2,500	20.220%, 5/15/19 (IF) (6)	No Opt. Call	AA	4,332,400
4,000	19.230%, 5/15/31 (IF) (6)	11/21 at 100.00	AA	6,618,560
1,500	20.220%, 11/15/40 (IF) (6)	11/21 at 100.00	AA	2,599,440

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Tender Option Bond Trust 2015-XF1002:
1,250	17.062%, 4/01/42 (IF) (6)	4/22 at 100.00	A+	1,785,250
605	17.028%, 4/01/42 (IF) (6)	4/22 at 100.00	A+	863,523

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Bond Trust 2015-XF0152:
540	17.984%, 8/15/43 (IF) (6)	8/24 at 100.00	AA	798,471
1,250	18.011%, 8/15/51 (IF) (6)	8/22 at 100.00	AA	1,737,650

	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120:
465	22.091%, 10/01/21 (IF) (6)	No Opt. Call	AA	804,892
460	22.136%, 10/01/21 (IF) (6)	No Opt. Call	AA	759,860
3,150	22.277%, 10/01/21 (IF) (6)	No Opt. Call	AA	4,997,318
2,000	22.277%, 10/01/21 (IF) (6)	No Opt. Call	AA	3,172,900
2,000	22.277%, 10/01/21 (IF) (6)	No Opt. Call	AA	3,172,900
845	22.201%, 10/01/21 (IF) (6)	No Opt. Call	AA	1,338,784

1,020	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF1034, 22.133%, 10/01/44 (IF) (6)	10/24 at 100.00	AA	1,618,179

1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,012,965

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
1,800	22.156%, 8/15/20 (IF) (6)	No Opt. Call	AA	2,552,670
1,610	22.144%, 8/15/20 (IF) (6)	No Opt. Call	AA	2,282,835

3,335	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (6)	8/25 at 100.00	AA	3,717,258

Nuveen Investments	27

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
$2,000	17.760%, 8/15/41 (IF) (6)	8/22 at 100.00	AA	$2,669,040
2,385	17.755%, 8/15/41 (IF) (6)	8/22 at 100.00	AA	3,182,592

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 11952:
2,500	22.169%, 8/15/18 (IF)	No Opt. Call	AA–	4,328,700
2,000	22.169%, 8/15/18 (IF)	No Opt. Call	AA–	3,462,960

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0061:
1,250	18.839%, 5/15/16 (IF)	No Opt. Call	AA–	1,426,000
1,870	18.214%, 5/15/16 (IF)	No Opt. Call	AA–	2,133,296

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
2,500	21.719%, 8/15/18 (IF) (6)	No Opt. Call	AA–	4,328,700
2,500	21.719%, 8/15/18 (IF) (6)	No Opt. Call	AA–	4,328,700

4,320	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 9.463%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A	4,408,906

1,015	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	AA+	1,053,773

1,000	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A&B, 5.250%, 10/01/45	10/22 at 102.00	BBB–	999,950

17,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	A–	19,135,942

4,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	4,286,720

125	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Taxable Series 2012B, 8.500%, 6/01/16	No Opt. Call	N/R	124,787

2,000	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 5.000%, 10/01/44	10/22 at 102.00	BBB–	1,984,800

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
2,750	5.250%, 8/01/42	No Opt. Call	BB+	2,868,717
675	5.300%, 8/01/47	8/22 at 100.00	BB+	703,694

1,975	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.000%, 6/01/34	6/22 at 102.00	N/R	2,202,678

920	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Taxable Series 2014B , 7.250%, 6/01/18	No Opt. Call	N/R	926,376

1,680	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A, 6.125%, 8/01/49	8/24 at 100.00	BB	1,753,802

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	2,608,814

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
920	6.750%, 10/01/28	10/18 at 100.00	N/R	964,583
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	1,050,330

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	$1,392,618

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	9,771,233

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	5,783,750

7,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/01/48	11/23 at 100.00	N/R	8,796,719

2,225	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A, 5.250%, 8/15/49	8/24 at 100.00	BBB	2,483,990

3,100	California Municipal Finance Authority, Multifamily Housing Revenue Bonds, Casa Griffin Apartments, Series 2011A-1, 6.000%, 10/01/46	No Opt. Call	BBB	3,317,992

	California Municipal Finance Authority, Revenue Bonds, Azusa Pacific University Project, Refunding Series 2015B:
2,490	5.000%, 4/01/35	4/25 at 100.00	Baa3	2,690,196
3,080	5.000%, 4/01/41	4/25 at 100.00	Baa3	3,285,190

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32	1/22 at 100.00	N/R	615,309
530	6.875%, 1/01/42	1/22 at 100.00	N/R	576,147

1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	1,281,337

1,190	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014B, 5.500%, 1/01/19	No Opt. Call	N/R	1,186,620

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (5)	632,965
1,040	8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (5)	1,336,847

1,085	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/40	7/24 at 100.00	BBB–	1,161,634

5,000	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2015A, 5.000%, 2/01/46	2/25 at 100.00	A–	5,401,200

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
38,365	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	40,855,272
33,450	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	35,379,396

35,480	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45	No Opt. Call	Baa3	36,467,763

1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	1,026,970

	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,205	5.750%, 6/01/34	6/24 at 100.00	BB+	1,270,841
2,390	6.000%, 6/01/44	6/24 at 100.00	BB+	2,534,523

Nuveen Investments	29

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$11,890	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	$12,987,566

	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
2,010	6.400%, 8/01/34	2/24 at 100.00	BB	2,258,597
4,960	6.750%, 8/01/44	2/24 at 100.00	BB	5,653,904

2,000	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 4.125%, 7/01/35	7/25 at 100.00	BBB–	1,828,080

1,300	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.750%, 11/01/45	11/24 at 100.00	N/R	1,345,864

690	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.125%, 7/01/44	7/24 at 100.00	BBB–	731,510

5,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A+	5,668,550

10,540	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1029, 17.545%, 9/01/32 (IF) (6)	9/23 at 100.00	AA–	17,506,097

	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039:
125	17.331%, 10/01/37 (IF) (6)	10/24 at 100.00	AA–	197,685
815	17.280%, 10/01/37 (IF) (6)	10/24 at 100.00	AA–	1,287,447
1,570	17.252%, 10/01/37 (IF) (6)	10/24 at 100.00	AA–	2,478,559
15,725	17.331%, 4/01/43 (IF) (6)	4/23 at 100.00	AA–	23,812,682
1,250	17.331%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	1,902,000

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 20.022%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	7,257,420

	California State, General Obligation Bonds, Various Purpose Series 2015:
1,500	5.000%, 3/01/45 (UB) (6)	3/25 at 100.00	AA–	1,696,950
4,720	5.000%, 8/01/45 (UB) (6)	8/25 at 100.00	AA–	5,363,147
3,055	4.000%, 8/01/45 (UB) (6)	8/25 at 100.00	AA–	3,141,945

1,250	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1037, 17.325%, 8/01/35 (IF) (6)	8/24 at 100.00	AA–	1,973,150

	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
2,500	17.025%, 11/01/43 (IF) (6)	11/23 at 100.00	AA–	3,875,400
1,875	17.014%, 11/01/43 (IF) (6)	11/23 at 100.00	AA–	2,905,856
725	17.025%, 5/01/44 (IF) (6)	5/24 at 100.00	AA–	1,087,935
750	13.066%, 11/01/44 (IF) (6)	11/24 at 100.00	AA–	841,590

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
2,215	5.250%, 12/01/29	12/24 at 100.00	BB+	2,395,168
3,000	5.250%, 12/01/34	12/24 at 100.00	BB+	3,176,490
60,470	5.250%, 12/01/44	12/24 at 100.00	BB+	63,290,925
141,780	5.500%, 12/01/54	12/24 at 100.00	BB+	148,056,601

1,500	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.250%, 11/01/42	No Opt. Call	N/R	1,554,960

2,725	California Statewide Communities Development Authority, Educational Facilities Revenue Bonds, Huntington Park Charter School Project, Series 2007A, 5.250%, 7/01/42	7/17 at 100.00	N/R	2,726,090

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	$1,014,670

1,975	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,167,720

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	3,162,402

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,768,142

	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
225	6.000%, 10/01/29	10/19 at 100.00	BBB+	248,681
4,650	6.250%, 10/01/39	10/19 at 100.00	BBB+	5,126,020

440	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 21.500%, 11/15/49 – AGM Insured (IF) (6)	11/24 at 100.00	AA	677,842

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	127,890

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.414%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	3,562,048

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,064,230

500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17) (6)	7/17 at 100.00	AA+ (5)	539,520

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,249,941

	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015a:
3,245	5.375%, 9/01/35	9/25 at 100.00	N/R	3,298,186
3,285	5.625%, 9/01/45	9/25 at 100.00	N/R	3,350,733

1,500	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	No Opt. Call	N/R	1,580,940

1,950	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	2,036,482

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
3,925	5.000%, 9/02/35	9/25 at 100.00	N/R	4,158,341
1,375	5.000%, 9/02/40	No Opt. Call	N/R	1,440,601

4,120	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	4,459,859

1,250	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014B, 5.000%, 9/02/44	9/24 at 100.00	N/R	1,296,012

Nuveen Investments	31

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,220	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	$2,575,289

340	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	333,282

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,900,550

6,570	California Statewide Community Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.200%, 9/02/36	3/16 at 100.00	N/R	6,778,926

560	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	11/15 at 100.00	N/R	560,538

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A:
1,000	5.400%, 11/01/27	11/17 at 102.00	N/R	1,036,930
6,280	5.500%, 11/01/38	11/17 at 102.00	N/R	6,331,496

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31	11/21 at 100.00	N/R	1,447,562
2,250	7.500%, 11/01/41	11/21 at 100.00	N/R	2,629,957

14,335	California Statewide Community Development Authority, Revenue Bonds, Children’s Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	14,857,797

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
5,730	5.250%, 7/01/30	1/16 at 100.00	CCC	5,153,333
2,255	5.250%, 7/01/35	1/16 at 100.00	CCC	2,031,462

2,755	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/16 at 100.00	N/R	2,776,131

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,313,806
800	5.000%, 11/01/29	11/16 at 100.00	N/R	805,360

	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Tender Option Bond Trust 1185:
5,000	18.406%, 3/01/45 (IF) (6)	3/16 at 100.00	A+	5,263,000
820	18.347%, 3/01/45 (IF) (6)	3/16 at 100.00	A+	862,730

4,115	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	4,135,740

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.888%, 11/15/32 (IF)	5/18 at 100.00	AA–	8,750,172

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.922%, 11/15/48 (IF) (6)	5/18 at 100.00	AA–	8,294,959

1,000	California Statewide Community Development Authority, Senior Living Revenue Bonds, Southern California Presbyterian Homes, Series 2006A, 4.875%, 11/15/36	11/16 at 100.00	BBB–	1,000,720

14,345	Chabot-Las Positas Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/46 – AMBAC Insured	No Opt. Call	Aa3	3,094,073

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Chino Public Financing Authority, California, Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/30	9/22 at 100.00	N/R	$1,085,380

1,250	City of Rancho Cordova, Sunridge North Douglas Community Facilities District No. 2005-1, California, Special Tax Bonds, Series 2015, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,300,162

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,048,170

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
4,475	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	4,709,579
605	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	638,257

2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Trust 2015-XF0229, 18.133%, 8/01/38 (IF)	8/23 at 100.00	Aa1	3,836,900

	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Junior Lien Series 2013B:
1,015	5.000%, 9/01/32	9/23 at 100.00	N/R	1,094,211
500	5.000%, 9/01/35	9/23 at 100.00	N/R	535,640

	Dana Point, California, Special Tax Bonds, Community Facilities District No. 2006-1, Series 2014:
1,000	5.000%, 9/01/38	9/23 at 100.00	N/R	1,058,830
1,250	5.000%, 9/01/45	9/23 at 100.00	N/R	1,318,675

	Desert Hot Springs Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Series 2008A-2:
1,000	5.000%, 9/01/23	9/18 at 100.00	CCC+	891,360
2,000	5.250%, 9/01/28	9/18 at 100.00	CCC+	1,726,360
2,000	5.750%, 9/01/38	9/18 at 100.00	CCC+	1,733,160

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 3171, 18.000%, 8/01/33 – AGC Insured (IF)	8/19 at 100.00	AA	7,198,600

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/16 at 100.00	N/R	5,180,642

	Elk Grove, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2007:
6,100	5.200%, 9/01/27	9/16 at 101.00	N/R	6,211,203
15,470	5.250%, 9/01/37	9/16 at 101.00	N/R	15,655,021

	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
4,000	0.000%, 4/01/32 – SYNCORA GTY Insured	No Opt. Call	A+	1,955,920
5,480	0.000%, 4/01/33 – SYNCORA GTY Insured	No Opt. Call	A+	2,526,335
5,480	0.000%, 4/01/34 – SYNCORA GTY Insured	No Opt. Call	A+	2,399,144

3,460	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	3,713,064

1,500	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	1,504,890

2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.489%, 9/01/32 – AMBAC Insured (IF) (6)	1/16 at 100.00	A+	2,628,000

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006:
3,610	5.000%, 9/01/26	9/16 at 100.00	N/R	3,661,695
3,000	5.000%, 9/01/36	9/16 at 100.00	N/R	3,032,460

Nuveen Investments	33

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	$7,646,080

9,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/33	No Opt. Call	BBB–	3,942,180

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
5,000	0.000%, 1/15/29 – AGM Insured	No Opt. Call	AA	3,976,150
11,000	0.000%, 1/15/32 – AGM Insured	1/31 at 100.00	AA	8,830,470
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	AA	2,103,250
9,955	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	10,900,327
4,500	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,216,715
7,500	6.000%, 1/15/49	1/24 at 100.00	BBB–	8,798,025
3,665	6.000%, 1/15/53	1/24 at 100.00	BBB–	4,270,934

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
39,000	5.000%, 6/01/33	6/17 at 100.00	B	34,792,290
102,975	5.750%, 6/01/47	6/17 at 100.00	B	94,982,076
109,405	5.125%, 6/01/47	6/17 at 100.00	B	92,920,949

103,635	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	92,273,495

7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/40 (WI/DD, Settling 11/05/15) (UB)	6/25 at 100.00	A+	7,800,380

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
925	17.271%, 6/01/34 (IF) (6)	6/25 at 100.00	A+	1,405,741
2,485	17.266%, 6/01/40 (IF) (6)	6/25 at 100.00	A+	3,621,142
690	17.252%, 6/01/40 (IF) (6)	6/25 at 100.00	A+	1,005,199
34,335	17.270%, 6/01/45 (IF) (6)	6/25 at 100.00	A+	49,331,498

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Bonds, Gonzalez Redevelopment Project, Refunding Series 2011, 8.000%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	BB+ (5)	2,100,540

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.694%, 1/15/19 (IF) (6)	No Opt. Call	Aaa	3,863,250

1,000	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, South Bay, Series 2006, 4.600%, 9/01/21	9/16 at 102.00	N/R	1,035,370

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
5,675	5.000%, 8/01/25 – AMBAC Insured	4/16 at 100.00	N/R	5,677,270
6,780	5.000%, 8/01/35 – AMBAC Insured	4/16 at 100.00	N/R	6,781,153
3,750	4.750%, 8/01/35 – AMBAC Insured	4/16 at 100.00	N/R	3,749,925

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
3,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,349,222
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	N/R	1,027,430
3,100	5.000%, 9/01/31 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,154,932
465	5.500%, 9/01/32 – SYNCORA GTY Insured	9/17 at 100.00	N/R	476,402
4,245	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	4,299,676

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,935	Imperial, California, Special Tax Bonds, Community Facilities District 2006-2 Savanna Ranch Improvement Area 1, Series 2006, 5.000%, 9/01/37	3/16 at 100.00	N/R	$2,958,627

2,380	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/36	9/25 at 100.00	N/R	2,516,707

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.125%, 5/15/41 (Pre-refunded 5/15/16)	5/16 at 100.00	A+ (5)	1,026,500

510	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	546,700

175,100	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2, 0.000%, 6/01/47	6/17 at 13.65	B–	14,387,967

1,000	Irvine, California, Special Tax Bonds, Community Facilities District 2004-1 Central Park, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,074,710

	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
750	5.000%, 9/01/44	9/24 at 100.00	N/R	801,292
2,750	5.000%, 9/01/49	9/24 at 100.00	N/R	2,938,072

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 33 Eastvale Area, Series 2014:
3,260	5.000%, 9/01/43	9/24 at 100.00	N/R	3,371,166
3,140	5.000%, 9/01/43	9/24 at 100.00	N/R	3,247,074

1,225	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A, 5.000%, 9/01/42	9/24 at 100.00	A–	1,337,283

	Jurupa Unified School District, California, Special Tax Bonds, Community Facilities District 9, Series 2015A:
1,265	5.000%, 9/01/35	9/25 at 100.00	N/R	1,324,645
1,940	5.000%, 9/01/40	9/25 at 100.00	N/R	2,009,006

4,850	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34	8/21 at 100.00	N/R	5,569,885

1,100	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2014, 5.000%, 5/15/36	5/22 at 101.00	BBB–	1,168,299

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
535	5.000%, 9/01/34	No Opt. Call	N/R	572,819
260	5.000%, 9/01/40	No Opt. Call	N/R	275,668

1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/42	No Opt. Call	N/R	1,068,700

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 9/01/35	9/25 at 100.00	N/R	1,073,590
4,400	5.000%, 9/01/40	9/25 at 100.00	N/R	4,689,520

1,180	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,243,331

7,590	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	4,191,729

Nuveen Investments	35

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013:
$1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	$1,761,330
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,172,720

1,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 5.250%, 9/01/29	9/22 at 100.00	N/R	1,072,060

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34	8/19 at 100.00	BBB	2,329,640
1,045	6.875%, 8/01/39	No Opt. Call	BBB	1,200,569

1,400	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	1,704,570

645	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	12/15 at 100.00	N/R	646,006

6,170	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	6,265,697

1,085	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.375%, 9/01/35	9/23 at 100.00	N/R	1,174,328

1,825	Lincoln, California, Special Tax Bonds, Community Facilities District 2005-1 Sorrento Project, Series 2014A, 5.000%, 9/01/43	9/24 at 100.00	N/R	1,907,508

2,565	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	3,112,268

1,935	Long Beach, California, Marina Revenue Bonds, Alamitos Bay Marina Project, Series 2015, 5.000%, 5/15/45	5/25 at 100.00	BBB	2,091,987

6,265	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42	8/29 at 100.00	AA–	4,705,454

2,500	Los Angeles County Regional Financing Authority, California, Insured Revenue Bonds, Montecedro Inc. Project, Series 2014A, 5.000%, 11/15/44	11/22 at 100.00	AA–	2,808,475

6,320	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,541,895

1,875	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.136%, 5/15/40 (IF) (6)	5/20 at 100.00	AA	2,899,425

5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2015E, 5.000%, 7/01/44 (UB) (6)	7/24 at 100.00	AA–	5,668,350

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047:
1,150	17.987%, 7/01/20 (IF) (6)	No Opt. Call	AA–	1,761,087
1,715	18.019%, 1/01/22 (IF) (6)	No Opt. Call	AA–	2,589,667

2,420	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 22.404%, 7/01/22 (IF) (6)	No Opt. Call	AA	4,135,369

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.419%, 6/01/34 (IF) (6)	6/19 at 100.00	AA+	4,019,100

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,242,290

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
$1,185	7.000%, 8/01/26	8/21 at 100.00	A–	$1,496,714
2,650	7.250%, 8/01/31	8/21 at 100.00	A–	3,319,231
10,010	7.500%, 8/01/41	8/21 at 100.00	A–	12,671,158

3,950	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	A–	5,000,107

625	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/26	3/16 at 100.00	N/R	628,794

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 1, Series 2015:
2,240	5.000%, 9/01/39	No Opt. Call	N/R	2,322,992
2,950	5.000%, 9/01/44	No Opt. Call	N/R	3,047,704
1,000	4.250%, 9/01/44	No Opt. Call	N/R	934,520

1,750	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 2, Series 2013, 6.000%, 9/01/43	9/23 at 100.00	N/R	1,812,195

1,500	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 6.250%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (5)	1,786,740

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	3/16 at 100.00	N/R	1,096,150
1,245	5.300%, 9/01/36	3/16 at 100.00	N/R	971,274

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26	5/21 at 100.00	A–	1,880,571
1,075	6.900%, 5/01/36	5/21 at 100.00	A–	1,296,514

1,360	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38	9/24 at 100.00	N/R	1,471,466

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	618,063

220	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	223,516

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	3/16 at 100.00	N/R	1,017,480

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	1,032,806
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,343,470

4,195	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	5,660,733

11,910	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	16,071,354

5,510	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	7,435,194

2,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	2,197,480

Nuveen Investments	37

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,245	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	3/16 at 100.00	N/R	$1,251,325

2,505	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	3,140,894

3,390	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	2,066,680

2,065	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 5.250%, 8/15/45	8/25 at 100.00	N/R	2,260,039

2,305	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	1,113,384

2,485	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	3/16 at 100.00	N/R	2,534,178

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
2,095	5.250%, 9/01/26	3/16 at 100.00	N/R	2,115,091
4,640	5.450%, 9/01/32	9/16 at 100.00	N/R	4,680,739
5,515	5.500%, 9/01/36	9/16 at 100.00	N/R	5,559,892

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2007:
2,700	5.150%, 9/01/27	3/16 at 100.00	N/R	2,757,483
8,110	5.200%, 9/01/37	9/16 at 101.00	N/R	8,234,164

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,080	7.000%, 4/01/25	4/16 at 100.00	N/R	1,056,683
1,605	7.500%, 4/01/35	4/16 at 100.00	N/R	1,585,483

	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	A–	590,412
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	A–	567,457

2,855	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/16 at 100.00	N/R	2,891,173

5,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	5,831,567

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	18,443,090

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	3,188,520

2,000	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.981%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	AA–	2,458,880

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
3,750	18.028%, 8/01/37 – NPFG Insured (IF) (6)	8/17 at 100.00	AA–	4,610,400
7,000	18.028%, 8/01/37 – NPFG Insured (IF) (6)	8/17 at 100.00	AA–	8,606,080

3,140	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	3,376,819

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$16,590	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	$17,960,666

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.932%, 8/01/37 – AGM Insured (IF) (6)	8/17 at 100.00	AA	6,352,000

5,390	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2006-2, Monument Park Estates, Series 2015B, 5.000%, 9/01/45	9/25 at 100.00	N/R	5,498,824

285	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	331,139

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/17 at 100.00	N/R	1,317,038
2,475	5.150%, 9/01/35	9/17 at 100.00	N/R	2,523,312

3,900	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	AA–	4,425,720

17,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	18,566,550

2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,422,950

4,360	Pittsburg Redevelopment Agency, California, Tax Allocation Refunding Bonds, Los Medanos Community Development Project, Series 2006C, 4.250%, 9/01/34 – AMBAC Insured	9/16 at 100.00	BBB–	4,351,367

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,465,170

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/16 at 100.00	BBB–	1,285,784

1,220	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Refunding Bonds, Series 2015B, 4.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	1,228,723

	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2015:
1,500	5.000%, 9/01/30	9/25 at 100.00	N/R	1,675,215
1,265	5.000%, 9/01/31	9/25 at 100.00	N/R	1,389,995
1,800	5.000%, 9/01/32	9/25 at 100.00	N/R	1,970,118
1,000	5.000%, 9/01/33	9/25 at 100.00	N/R	1,092,510
1,300	5.000%, 9/01/34	9/25 at 100.00	N/R	1,416,935
1,050	5.000%, 9/01/35	9/25 at 100.00	N/R	1,140,562
2,000	5.000%, 9/01/36	9/25 at 100.00	N/R	2,167,420

8,000	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 10/01/41 – BAM Insured (6)	10/23 at 100.00	AA	8,748,240

3,895	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2004-1 Sunridge Park Area, Series 2007, 6.125%, 9/01/37	9/17 at 100.00	N/R	4,029,376

4,405	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	4/16 at 100.00	N/R	4,463,983

1,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Refunding Series 2012, 5.000%, 9/01/37	No Opt. Call	N/R	1,084,120

1,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Series 2005, 5.500%, 9/01/37	3/16 at 100.00	N/R	1,009,020

Nuveen Investments	39

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,745	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	$4,905,286

	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011:
775	7.500%, 9/01/31	9/16 at 103.00	N/R	822,910
1,440	7.750%, 9/01/41	9/16 at 103.00	N/R	1,531,339

1,445	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2014, 5.000%, 9/01/35	9/24 at 100.00	N/R	1,570,267

31,284	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (4)	11/15 at 104.00	N/R	3,148,422

1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 18.285%, 11/01/45 (IF) (6)	11/25 at 100.00	AA–	2,033,400

1,315	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Desert Communities Redevelopment Project, Refunding Series 2014A, 5.000%, 10/01/31 – AGM Insured	10/24 at 100.00	AA	1,492,998

720	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Refunding Series 2014E, 5.000%, 10/01/31 – AGM Insured	10/24 at 100.00	AA	817,459

	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A:
1,000	5.000%, 10/01/31 – AGM Insured	10/24 at 100.00	AA	1,135,360
1,045	5.000%, 10/01/32 – AGM Insured	10/24 at 100.00	AA	1,181,268

1,500	Riverside County Redevelopment Agency, California, Desert Communities Redevelopment Project Area Tax Allocation Bonds, Series 2010D, 6.000%, 10/01/30	10/20 at 100.00	A	1,749,300

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Series 2011E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB+	1,355,390
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	1,250,718
7,050	0.000%, 12/01/43	No Opt. Call	BBB+	1,095,499
5,600	0.000%, 12/01/44	No Opt. Call	BBB+	814,352

5,000	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/39	No Opt. Call	A	1,625,350

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A	1,252,200

1,410	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 5.000%, 9/01/42	9/22 at 100.00	N/R	1,489,496

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	AA–	202,466
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	AA–	231,251

3,250	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	3,480,100

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	3/16 at 100.00	N/R	1,019,260

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	7,152,733

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014:
$1,880	5.000%, 9/01/39	9/24 at 100.00	N/R	$1,837,192
1,395	5.000%, 9/01/44	9/24 at 100.00	N/R	1,349,411

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
515	5.000%, 9/01/31	9/25 at 100.00	N/R	554,485
675	5.000%, 9/01/37	9/25 at 100.00	N/R	720,913

3,000	Roseville, California, Special Tax Bonds, Community Facilities District 5 Stone Point, Series 2006, 5.250%, 9/01/36	3/16 at 100.00	N/R	3,027,450

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
2,500	18.064%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	4,655,700
3,000	18.064%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	5,586,840
6,580	18.166%, 12/01/33 – AMBAC Insured (IF) (6)	No Opt. Call	A+	12,473,574

1,790	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 1114, 18.417%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	3,330,241

5,895	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	6,126,025

2,620	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	AA–	2,787,339

1,000	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 1, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,061,650

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB	5,020,000
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	20,343,345

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 19.823%, 2/01/33 (IF)	8/19 at 100.00	Aa2	4,642,759

2,725	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2010C, 0.000%, 7/01/48	No Opt. Call	AA–	1,666,910

1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 2015-XF1032, 17.325%, 5/01/44 (IF) (6)	5/24 at 100.00	A+	1,956,156

4,285	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 2015-XF1033, 17.281%, 5/01/44 (Alternative Minimum Tax) (IF) (6)	5/24 at 100.00	A+	5,779,137

5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/44	No Opt. Call	N/R	5,263,900

1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	BBB+	1,362,675

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	2/16 at 100.00	N/R	581,556
3,020	0.000%, 8/01/34	2/16 at 100.00	N/R	1,001,492

Nuveen Investments	41

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$500	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	$573,175

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
31,500	5.250%, 1/15/44	1/25 at 100.00	BB+	33,654,915
21,000	5.250%, 1/15/49	1/25 at 100.00	BB+	22,416,870

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
3,155	5.000%, 1/15/34	1/25 at 100.00	BBB–	3,414,814
45,000	5.000%, 1/15/44	1/25 at 100.00	BBB–	47,740,500
12,990	5.000%, 1/15/50	1/25 at 100.00	BBB–	13,681,716

8,240	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB+	8,303,778

	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 2015-XF0122:
1,500	17.477%, 9/01/30 – AGM Insured (IF) (6)	3/17 at 100.00	AA	1,771,020
470	17.388%, 9/01/30 – AGM Insured (IF) (6)	3/17 at 100.00	AA	554,464

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 18.094%, 9/01/38 – BHAC Insured (IF)	9/17 at 100.00	AA+	4,898,301

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	AA	2,763,061

8,095	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	3/16 at 100.00	N/R	8,102,124

465	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities District 99-1 Talega, Series 2013B, 5.000%, 9/01/38	9/24 at 100.00	N/R	495,262

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	3,966,885

	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	1,557,539
3,460	6.000%, 9/01/43	9/23 at 100.00	N/R	3,894,922

1,170	Shafter Community Development Agency, Kern County, California, Tax Allocation Bonds, Shafter Community Development Project Area 2, Refunding Series 2006A, 5.450%, 11/01/36	11/16 at 100.00	N/R	1,181,443

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (5)	951,156

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	BB	5,530,580

1,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	1,156,860

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2006A:
1,710	4.500%, 8/01/28 – NPFG Insured	2/16 at 100.00	AA–	1,570,806
1,000	4.500%, 8/01/31 – NPFG Insured	2/16 at 100.00	AA–	935,500

1,300	Stockton Public Financing Authority, California, Water Revenue Bonds, Delta Water Supply Project, Series 2010A, 6.250%, 10/01/40	10/23 at 100.00	A	1,552,317

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Stockton Redevelopment Agency, California, Revenue Bonds, Stockton Events Center Arena Project, Series 2004, 5.000%, 9/01/36 – FGIC Insured	3/16 at 100.00	AA–	$999,920

	Stockton, California, Community Facilities District 2006-3, Northbrook Woodside Improvement Area 1 Special Tax Bonds, Series 2007:
1,935	6.125%, 9/01/31	3/16 at 100.00	N/R	1,982,504
2,930	6.250%, 9/01/37	3/16 at 100.00	N/R	3,003,016

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	7,754,700

3,500	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	BBB+	3,794,910

6,000	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	No Opt. Call	N/R	6,329,280

	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006:
6,650	5.450%, 9/01/26	3/16 at 100.00	N/R	6,661,305
18,565	5.500%, 9/01/36	3/16 at 100.00	N/R	18,565,000

6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2013-21U, 19.255%, 5/15/38 (IF) (6)	5/23 at 100.00	AA–	10,901,492

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
14,345	5.375%, 6/01/38	12/15 at 100.00	B–	12,772,645
6,115	5.500%, 6/01/45	12/15 at 100.00	B–	5,526,187

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
11,270	5.000%, 6/01/37	12/15 at 100.00	BB+	10,193,150
40,850	5.125%, 6/01/46	12/15 at 100.00	B+	36,335,665

	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
525	5.000%, 11/01/15	No Opt. Call	BB–	525,005
550	5.000%, 11/01/16	No Opt. Call	BB–	550,396
835	5.100%, 11/01/27	11/17 at 100.00	BB–	756,861
2,785	5.200%, 11/01/32	11/17 at 100.00	BB–	2,473,943

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	A–	1,510,770

700	Tustin, California, Community Facilities District 04-1, Tustin Legacy Special Tax Bonds, Standard Pacific, Refunding Series 2015A, 5.000%, 9/01/40 (WI/DD, Settling 11/05/15)	9/25 at 100.00	N/R	756,385

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	945,136
4,110	7.650%, 9/01/42	9/21 at 100.00	BBB+	5,166,063

1,565	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 3353, 18.179%, 5/15/20 (IF) (6)	No Opt. Call	AA–	2,451,541

2,500	University of California, General Revenue Bonds, Tender Option Bond Trust 1189, 17.849%, 5/15/36 (IF) (6)	5/23 at 100.00	AA	3,876,900

2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2013-24U, 18.260%, 5/15/39 (IF) (6)	5/23 at 100.00	AA	4,010,160

Nuveen Investments	43

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,720	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	7/16 at 100.00	N/R	$3,705,455

6,500	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/35 – AGM Insured	No Opt. Call	AA	2,780,765

600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A–	761,568

3,630	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	3,938,187

1,800	West Sacramento, California, Special Tax Bonds, Community Facilities District 14 Newport Estates, Refunding & capital Projects, Series 2014, 4.375%, 9/01/36	9/24 at 100.00	N/R	1,853,010

3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	4,448,480

1,170	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project, Series 2007, 5.250%, 9/01/39 – RAAI Insured	9/17 at 100.00	AA	1,197,318

7,270	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1 Edgewater, Series 2005, 5.125%, 9/01/35	3/16 at 100.00	N/R	7,300,243
2,475,789	Total California			2,253,360,890

	Colorado – 7.0%

6,210	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	6,685,127

25,503	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	25,504,275

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	3,876,190
13,160	5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	13,394,906

2,235	Arvada West Town Center Business Improvement District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.450%, 12/01/39	No Opt. Call	N/R	2,223,020

2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	2,032,360

125	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	128,864

155	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 4.250%, 12/01/19 – RAAI Insured	12/17 at 100.00	AA	158,571

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,059,345

2,860	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2015, 6.250%, 12/01/44	12/23 at 100.00	N/R	2,852,192

4,010	Castle Oaks Metropolitan District, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2012, 5.500%, 12/01/22	No Opt. Call	N/R	4,019,223

530	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.000%, 12/01/25 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (5)	532,692

2,950	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	12/19 at 100.00	N/R	2,881,235

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$6,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	$6,016,740

3,290	City Center West Residential Metropolitan District, Greeley, Colorado, General Obligation and Special Revenue Bonds, Limited Tax Series 2014A, 6.250%, 12/01/44	12/19 at 100.00	N/R	3,276,643

2,600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010A, 6.250%, 11/01/40	11/20 at 100.00	B	2,672,280

4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34	11/20 at 100.00	B	4,580,057

1,350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 5.250%, 7/01/46	7/25 at 100.00	BB+	1,354,347

1,072	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R	875,126

1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	1,804,985

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
680	7.250%, 3/01/24	3/16 at 100.00	N/R	680,054
1,570	7.375%, 3/01/35	3/16 at 100.00	N/R	1,543,624

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	4,580,049

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,085	5.500%, 2/15/26	2/16 at 101.00	N/R	2,101,743
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R	2,374,574

1,885	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	11/15 at 100.00	N/R	1,866,056

1,015	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014B, 5.625%, 1/15/44	1/24 at 100.00	BBB–	1,079,676

3,780	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	3,917,554

2,265	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	4/18 at 100.00	N/R	2,335,691

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
250	5.125%, 7/01/34	7/24 at 100.00	BB+	262,473
1,150	5.375%, 7/01/44	7/24 at 100.00	BB+	1,201,762

925	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,076,728

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
2,245	5.000%, 12/15/35	12/25 at 100.00	BB+	2,260,850
4,500	5.000%, 12/15/45	12/25 at 100.00	BB+	4,390,290

2,305	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	2,340,082

Nuveen Investments	45

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014:
$890	5.000%, 11/01/44	11/24 at 100.00	BB+	$902,887
765	5.125%, 11/01/49	11/24 at 100.00	BB+	771,701

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R	3,764,252

1,814	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,816,032

2,735	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	2,863,873

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	14,159,280

27,790	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	27,924,504

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	5,366,725

1,790	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1001, 17.613%, 1/01/45 (IF) (6)	1/23 at 100.00	A+	2,451,369

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1003:
3,450	16.647%, 2/01/41 (IF) (6)	2/21 at 100.00	A+	4,541,166
2,500	16.647%, 2/01/41 (IF) (6)	2/21 at 100.00	A+	3,290,700

3,940	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1025, 16.632%, 1/01/45 (IF) (6)	1/23 at 100.00	A+	5,396,382

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3364, 18.743%, 10/01/31 (IF) (6)	11/23 at 100.00	A+	4,622,040

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,800	6.750%, 6/01/32 (4)	6/22 at 100.00	N/R	1,446,948
3,630	7.000%, 6/01/42 (4)	6/22 at 100.00	N/R	2,919,827
4,225	7.125%, 6/01/47 (4)	6/22 at 100.00	N/R	3,394,872

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	798,667

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF2048:
2,000	24.883%, 7/01/21 (IF) (6)	No Opt. Call	AA–	3,704,200
4,785	22.404%, 1/01/22 (IF) (6)	No Opt. Call	AA–	7,260,472

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054:
1,000	18.839%, 1/01/18 (IF)	No Opt. Call	AA–	1,520,880
1,250	18.839%, 1/01/18 (IF)	No Opt. Call	AA–	1,901,100
3,500	17.850%, 1/01/18 (IF)	No Opt. Call	AA–	5,124,140
265	17.850%, 7/01/18 (IF)	No Opt. Call	AA–	371,042

1,500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2015, 5.000%, 1/15/35	1/26 at 100.00	A	1,695,105

4,250	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (Alternative Minimum Tax)	1/23 at 100.00	BBB–	4,548,010

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
$895	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	$895,698
135	5.000%, 9/01/16 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	128,206

2,668	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	2,713,811

1,824	Colorado International Center Metropolitan District 3, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.500%, 12/01/35	12/16 at 100.00	N/R	1,853,859

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	AA	1,124,729
3,580	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	3,691,052
6,830	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	AA	6,988,934

5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	6,388,200

5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 – RAAI Insured	12/22 at 100.00	N/R	5,108,416

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
8,410	5.400%, 12/01/27	12/17 at 100.00	N/R	7,980,165
10,965	5.450%, 12/01/34	12/17 at 100.00	N/R	10,167,077

	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007:
100	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	AA	101,619
462	4.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	464,901
2,740	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	2,765,701
400	4.875%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	401,520

4,525	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	4,682,470

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
5,000	5.850%, 12/01/26 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (5)	5,289,600
6,455	5.950%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (5)	6,835,910

5,200	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40	12/21 at 100.00	N/R	5,429,788

4,126	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	3,943,961

3,420	Cundall Farms Metropolitan District In the City of Thornton, Colorado, Limited Tax General Obligation Bonds, Series 2014, 6.875%, 12/01/44	12/19 at 100.00	N/R	3,440,623

2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien, Tender Option Bond Trust 2015-XF1036, 17.325%, 11/15/43 (IF) (6)	11/23 at 100.00	A	3,565,500

	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A:
8,200	5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	BB–	8,529,148
30,700	5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	BB–	31,656,305

Nuveen Investments	47

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,000	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2014A, 5.000%, 12/01/39	12/23 at 100.00	BBB+	$1,075,990

2,110	Denver West Promenade Metropolitan District, Colorado, General Obligation Bonds, Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	2,120,867

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
7,500	0.000%, 9/01/39	No Opt. Call	BBB+	2,801,925
13,000	0.000%, 9/01/40	No Opt. Call	BBB+	4,537,000
3,995	0.000%, 9/01/41	No Opt. Call	BBB+	1,322,944

1,125	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	793,991

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
37,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	22,595,052
5,285	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	3,052,193
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	275,685
10,950	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	5,766,927
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	252,160

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
22,685	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	AA–	9,206,934
24,145	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	AA–	8,783,227
20,555	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	AA–	6,713,263

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
36,250	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	24,583,300
24,545	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	15,686,464

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	1,707,060
9,000	0.000%, 9/01/29 – NPFG Insured	9/20 at 60.30	AA–	4,503,420
1,060	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.04	AA–	418,159

45,720	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	15,750,540

550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.500%, 12/01/38	12/22 at 100.00	N/R	571,423

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
295	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	AA	303,340
2,835	5.200%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	2,909,220
18,350	5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	18,777,003

3,377	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,394,698

3,249	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35 (8)	12/15 at 100.00	N/R	2,121,857

1,225	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 6.750%, 12/15/26 (Pre-refunded 12/15/16)	12/16 at 100.00	N/R (5)	1,302,100

5,326	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	5,835,272

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,445	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	No Opt. Call	N/R	$2,469,230

	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
2,750	5.250%, 12/01/24	No Opt. Call	N/R	2,915,246
10,495	5.750%, 12/01/30	12/24 at 100.00	N/R	11,179,904
13,310	6.000%, 12/01/38	12/24 at 100.00	N/R	14,142,807

765	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	842,303

7,913	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	7,916,956

2,131	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,216,986

2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,892,173

4,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 9.000%, 11/01/40	12/20 at 100.00	N/R	4,187,480

750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	815,955

2,065	Hawthorn Metropolitan District 2, Jefferson County, Colorado, General Obligation Bonds, Series 2014, 6.375%, 12/01/44	12/19 at 100.00	N/R	2,077,617

16,080	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	15,821,594

8,990	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	8,855,150

810	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	743,661

698	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	593,691

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R	1,002,630
1,693	8.250%, 12/01/37	12/16 at 100.00	N/R	1,720,579

1,025	Iliff Commons Metropolitan District 2, City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44	12/20 at 100.00	N/R	1,028,844

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,802,063

1,245	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	1,252,756

1,558	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R	1,335,627

330	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	AA	337,993

Nuveen Investments	49

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
$1,250	5.500%, 12/01/27	12/16 at 100.00	N/R	$1,225,312
4,600	5.625%, 12/01/37	12/16 at 100.00	N/R	4,400,406

	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006:
5,770	6.000%, 12/01/26 (9)	12/15 at 100.00	N/R	3,879,575
10,910	6.125%, 12/01/35 (10)	12/15 at 100.00	N/R	7,335,557

2,637	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (5)	2,639,268

12,930	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A, 5.400%, 12/15/31	12/16 at 100.00	N/R	13,172,179

10,265	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.750%, 12/01/39	12/20 at 103.00	N/R	10,152,290

	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
475	4.750%, 12/01/35	No Opt. Call	N/R	474,981
3,195	5.000%, 12/01/44	12/24 at 100.00	N/R	3,222,669

10,000	Regional Transportation District, Colorado, Certificates of Participation, Series 2014A, 5.000%, 6/01/44 – AGM Insured (UB) (6)	6/23 at 100.00	AA	11,033,600

	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust Series 2015-XF1031:
2,660	17.281%, 6/01/39 (IF) (6)	6/23 at 100.00	Aa3	3,879,982
2,745	17.274%, 6/01/44 (IF) (6)	6/23 at 100.00	Aa3	3,910,198
3,750	13.025%, 6/01/44 (IF) (6)	6/23 at 100.00	Aa3	5,342,550
3,190	9.334%, 6/01/44 (IF) (6)	6/23 at 100.00	Aa3	4,544,187

4,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	4,644,560

3,000	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	2,586,750

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,883,603

1,183	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	12/15 at 100.00	N/R	1,183,864

2,223	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,485,964

	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010:
2,230	7.375%, 12/01/35	12/20 at 100.00	N/R	2,379,075
2,829	6.000%, 12/15/40	No Opt. Call	N/R	2,258,419

7,205	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Convertible Capital Appreciation Series 2015, 0.000%, 12/01/42	12/20 at 103.00	N/R	6,246,519

9,340	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/38	12/19 at 103.00	N/R	8,924,370

2,625	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015B, 7.750%, 12/15/38	12/19 at 103.00	N/R	2,592,712

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$4,990	Stetson Ridge Metropolitan District 3, Colorado, Limited Tax General Obligation Bonds, Series 2012, 7.125%, 12/01/42	No Opt. Call	N/R	$4,977,675

7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (11)	12/17 at 100.00	N/R	1,649,625

1,265	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	1,279,320

2,525	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,753,134

1,935	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.125%, 11/01/38	12/23 at 100.00	N/R	2,011,587

1,040	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	1,047,249

	Thompson Crossing Metropolitan District No. 6 in the Town of Johnstown, Larimer County, Colorado, General Obligation Limited Tax Bonds Series 2015A:
1,000	6.000%, 12/01/44	12/20 at 103.00	N/R	1,002,200
784	7.750%, 12/15/44	12/20 at 103.00	N/R	790,029

6,445	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,887,514

2,329	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,326,601

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37 (12)	12/18 at 100.00	N/R	2,184,050

525	Waterfront Metropolitan District, Loveland, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 4.800%, 12/01/35 – RAAI Insured	12/17 at 100.00	AA	526,801

	Wheatlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
1,841	6.000%, 12/01/25 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (5)	1,850,223
7,946	6.125%, 12/01/35 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (5)	7,986,684
7,000	8.250%, 12/15/35 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (5)	7,070,490

1,993	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (5)	2,118,659

1,300	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (5)	1,559,961

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	493,290
1,393	6.375%, 12/01/35	12/15 at 100.00	N/R	1,356,782
901,032	Total Colorado			768,226,474

	Connecticut – 0.9%

7,050	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/16 at 100.00	B2	7,089,550

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
1,205	7.625%, 1/01/30	1/20 at 100.00	N/R	1,271,383
3,570	7.750%, 1/01/43	1/20 at 100.00	N/R	3,728,258

Nuveen Investments	51

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
$818	7.000%, 4/01/22	4/20 at 100.00	N/R	$946,222
38,220	7.875%, 4/01/39	4/20 at 100.00	N/R	45,188,653

148,047	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (4)	No Opt. Call	N/R	9,766,652

1,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2001, 6.250%, 1/01/21 (Pre-refunded 12/30/15)	12/15 at 100.00	B– (5)	999,880

	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003:
420	5.125%, 1/01/23	1/16 at 100.00	B–	414,968
20,600	5.250%, 1/01/33	1/16 at 100.00	B–	19,357,614

5,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2015A, 6.750%, 2/01/45	2/23 at 100.00	B–	5,086,000

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (5)	6,403,800
230,930	Total Connecticut			100,252,980

	Delaware – 0.3%

22,885	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	23,809,096

	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A:
4,890	6.750%, 9/01/35	3/25 at 100.00	N/R	4,852,494
7,500	7.000%, 9/01/45	3/25 at 100.00	N/R	7,434,075

1,395	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,572,291
36,670	Total Delaware			37,667,956

	District of Columbia – 0.5%

2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BB+	2,597,230

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Refunding Series 2015:
5,000	5.000%, 7/15/40 (UB) (6)	1/26 at 100.00	A1	5,532,500
10,000	5.000%, 7/15/44 (UB) (6)	1/26 at 100.00	A1	11,029,200

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
2,335	19.178%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA	3,448,351
1,175	19.070%, 7/15/17 – AGM Insured (IF)	7/18 at 101.00	AA	1,745,087

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	2,241,245

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BBB–	2,953,014
2,740	7.500%, 11/15/31	11/20 at 100.00	BBB–	3,144,260
1,000	7.875%, 11/15/40	11/20 at 100.00	BBB–	1,163,540

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

$175	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	$176,292

2,500	District of Columbia, Revenue Bonds, Howard University, Series 2011A, 6.500%, 10/01/41 (UB) (6)	4/21 at 100.00	BBB	2,674,000

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006,
2,500	22.853%, 10/01/37 (IF) (6)	4/21 at 100.00	BBB	3,220,400
3,025	22.825%, 10/01/37 (IF) (6)	4/21 at 100.00	BBB	3,895,595
1,250	22.853%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB	1,598,000
1,750	22.853%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB	2,237,200
625	22.853%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB	799,000
1,250	22.853%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB	1,598,000
42,595	Total District of Columbia			50,052,914

	Florida – 11.9%

1,500	A.H. at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 6.250%, 11/01/46	11/29 at 100.00	N/R	1,475,790

	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	3,092,475
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	3,087,050

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	12,252,863
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	15,041,372
7,500	8.125%, 11/15/46	No Opt. Call	N/R	8,864,400

2,675	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	11/15 at 100.00	N/R	2,677,755

3,020	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	11/15 at 100.00	N/R	2,519,556

1,730	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36 (13)	5/16 at 100.00	N/R	1,730,917

380	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	No Opt. Call	N/R	380,061

19,375	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	18,467,669

24,195	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	25,454,834

3,485	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,745,086

2,180	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.500%, 11/01/44	11/25 at 100.00	N/R	2,181,657

1,000	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 5.000%, 5/01/35	5/25 at 100.00	BBB	1,003,110

3,925	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,896,112

3,325	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	3,378,067

Nuveen Investments	53

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,960	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 0.000%, 5/01/37	5/22 at 100.00	N/R	$4,428,288

3,430	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 0.000%, 5/01/37	5/22 at 100.00	N/R	2,697,558

2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	2,817,295

	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB–	2,536,891
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB–	1,051,022
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB–	4,103,865

1,775	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,781,710

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
2,080	5.000%, 11/01/36	11/25 at 100.00	N/R	2,091,378
15,385	5.000%, 11/01/46	11/25 at 100.00	N/R	15,198,534

145	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	147,390

2,985	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	3,125,862

3,420	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,966,987

3,000	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	3,636,420

1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/24 at 100.00	N/R	1,120,710

1,420	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/16 at 100.00	N/R	1,421,732

30,705	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	31,752,655

5,680	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42 (4)	6/22 at 100.00	D	2,555,489

2,630	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	2,577,584

5,470	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	5,512,393

	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009:
1,540	6.500%, 11/01/29	11/19 at 100.00	BB+	1,670,638
11,045	6.750%, 11/01/39	11/19 at 100.00	BB+	12,044,462

4,000	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.875%, 7/01/40	7/25 at 100.00	N/R	4,015,720

	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F:
660	5.125%, 10/01/21 – NPFG Insured	4/16 at 100.00	AA–	659,545
10,880	5.000%, 10/01/31 – NPFG Insured	4/16 at 100.00	AA–	10,879,130

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,890	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 8.250%, 1/01/44	1/21 at 103.00	N/R	$1,718,653

5,000	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	5,423,950

1,320	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/16 at 100.00	N/R	1,328,290

3,540	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	3,544,885

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
4,005	5.000%, 5/01/34	5/24 at 100.00	N/R	4,028,269
9,745	5.125%, 5/01/45	5/24 at 100.00	N/R	9,817,405

2,800	Century Gardens at Tamiami Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007A, 6.250%, 5/01/37	5/17 at 100.00	N/R	2,830,688

3,460	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	1/16 at 100.00	N/R	3,465,709

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	531,690
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB–	2,293,414

	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A:
8,000	7.750%, 5/15/35	5/24 at 100.00	N/R	9,320,320
5,000	8.000%, 5/15/37	5/24 at 100.00	N/R	5,910,100

8,430	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, TEMPS 70 Series 2014B-2, 6.500%, 5/15/20	1/16 at 100.00	N/R	8,442,814

9,950	Concord Station Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/35	1/16 at 100.00	N/R	9,951,592

2,995	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	1/16 at 100.00	N/R	2,999,013

1,525	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	1,533,388

1,920	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	1,930,253

2,650	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	1/16 at 100.00	N/R	2,651,935

3,700	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-2, 7.000%, 5/01/30	5/24 at 100.00	N/R	3,728,564

2,505	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-3, 6.500%, 5/01/44	5/24 at 100.00	N/R	2,546,558

1,205	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/15 at 100.00	N/R	1,205,241

Nuveen Investments	55

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
$840	5.250%, 5/01/35	5/26 at 100.00	N/R	$848,106
940	5.300%, 5/01/36	5/26 at 100.00	N/R	949,804
1,430	5.500%, 5/01/45	5/26 at 100.00	N/R	1,444,772
1,965	5.500%, 5/01/46	5/26 at 100.00	N/R	1,982,154

8,825	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.750%, 5/01/36	5/22 at 100.00	N/R	8,756,430

3,545	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	3,783,118

3,205	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	3,305,573

4,300	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	4,988,903

	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015:
105	5.250%, 11/01/35	5/25 at 100.00	N/R	106,029
250	5.375%, 11/01/46	5/25 at 100.00	N/R	252,435

3,360	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	3,379,723

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A:
4,065	7.625%, 12/15/31	12/21 at 101.00	N/R	4,309,876
13,615	7.750%, 6/15/42	12/21 at 101.00	N/R	14,470,430

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A:
6,025	6.250%, 7/01/34	7/24 at 100.00	N/R	6,244,431
9,780	6.500%, 7/01/44	7/24 at 100.00	N/R	10,139,219

320	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Taxable Series 2014B, 7.000%, 7/01/20	No Opt. Call	N/R	322,666

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
1,250	5.875%, 6/15/34	6/24 at 100.00	N/R	1,254,938
4,275	6.000%, 6/15/44	6/24 at 100.00	N/R	4,257,259

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A:
1,500	6.000%, 9/15/30	9/20 at 100.00	BB+	1,567,380
10,840	6.000%, 9/15/40	9/20 at 100.00	BB+	11,241,514

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
9,610	7.000%, 6/15/26	6/21 at 100.00	BB–	11,086,961
5,275	7.500%, 6/15/33	6/21 at 100.00	BB–	6,203,136
18,650	7.625%, 6/15/41	6/21 at 100.00	BB–	21,983,128

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,500	6.000%, 6/15/32	No Opt. Call	N/R	1,526,910
5,800	6.125%, 6/15/43	No Opt. Call	N/R	5,895,642

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A:
$18,525	8.000%, 12/15/35	6/23 at 100.00	N/R	$21,005,868
4,000	8.500%, 6/15/44	6/23 at 100.00	N/R	4,628,160

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A:
2,110	6.000%, 6/15/34	6/24 at 100.00	N/R	2,151,651
6,195	6.125%, 6/15/44	6/24 at 100.00	N/R	6,268,535

1,630	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB	1,637,042

4,205	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,637,148

4,250	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/44	11/24 at 100.00	N/R	4,609,168

	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2015:
1,000	5.000%, 11/01/35	11/25 at 100.00	N/R	985,090
1,250	5.375%, 11/01/45	11/25 at 100.00	N/R	1,228,063

1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33	5/23 at 100.00	N/R	1,751,810

220	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	228,259

3,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 5.000%, 5/01/44	5/24 at 100.00	N/R	2,986,890

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 5.000%, 5/01/39	5/24 at 100.00	N/R	1,001,100

4,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.900%, 5/01/45	5/24 at 100.00	N/R	4,486,275

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	990,490

8,830	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36 (Alternative Minimum Tax)	No Opt. Call	N/R	9,056,666

905	Greeneway Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	935,879

	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015:
1,000	4.750%, 5/01/25	No Opt. Call	N/R	1,018,190
6,000	5.125%, 5/01/36	5/25 at 100.00	N/R	6,100,920

5,000	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	5,064,800

Nuveen Investments	57

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014:
$760	5.000%, 11/01/34	11/24 at 100.00	N/R	$753,099
1,270	5.500%, 11/01/44	11/24 at 100.00	N/R	1,270,000

	Heritage Harbour North Community Development District, Florida, Special Assessment Bond, Series 2014:
1,200	5.000%, 5/01/34	5/29 at 101.00	N/R	1,208,628
2,170	5.125%, 5/01/45	5/29 at 101.00	N/R	2,179,939

3,310	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/16 at 100.00	N/R	3,322,545

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 18.547%, 7/28/16 (IF)	No Opt. Call	Aa2	6,282,618

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 18.683%, 7/28/16 (IF)	No Opt. Call	Aa2	3,748,613

1,875	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3251, 19.200%, 5/15/31 – BHAC Insured (IF)	11/16 at 100.00	AA+	2,171,025

3,715	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BB+	3,732,386

	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015:
1,960	5.000%, 11/01/35 (WI/DD, Settling 11/05/15)	11/25 at 100.00	N/R	1,964,567
3,000	5.125%, 11/01/45 (WI/DD, Settling 11/05/15)	11/25 at 100.00	N/R	2,968,230

8,095	Jacksonville Economic Development Commission, Florida, Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	8,553,744

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 1004:
5,810	18.033%, 11/01/32 (IF) (6)	11/17 at 100.00	A	7,012,786
2,865	18.037%, 11/01/38 (IF) (6)	11/17 at 100.00	A	3,412,416

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 2015-XF0062, 17.923%, 4/01/35 (IF)	10/21 at 100.00	AA–	3,995,210

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel O-1 Project, Series 2014:
500	5.125%, 11/01/34	11/24 at 100.00	N/R	508,220
920	5.375%, 11/01/44	11/24 at 100.00	N/R	938,280

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014:
610	5.125%, 11/01/34	11/24 at 100.00	N/R	620,028
1,030	5.375%, 11/01/44	11/24 at 100.00	N/R	1,050,466

5,300	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	1/16 at 100.00	N/R	5,304,558

2,565	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/32	5/25 at 100.00	N/R	2,586,520

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lake County, Florida, Industrial Development Revenue Bonds, Crane’s View Lodge Project, Series 2012A:
$865	6.250%, 11/01/27	11/17 at 102.00	N/R	$795,143
3,500	7.125%, 11/01/42	No Opt. Call	N/R	3,173,870

2,030	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,975,921

1,235	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	No Opt. Call	N/R	1,292,156

8,180	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34	5/24 at 100.00	N/R	8,637,589

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
4,600	5.250%, 11/01/33	11/22 at 100.00	N/R	4,688,734
3,155	5.750%, 11/01/42	11/22 at 100.00	N/R	3,283,724

2,955	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.750%, 5/01/45	5/25 at 100.00	N/R	2,989,810

	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A:
675	5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	269,879
2,390	5.250%, 5/01/49	No Opt. Call	N/R	955,594

1,000	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015, 4.875%, 5/01/35	No Opt. Call	N/R	1,011,190

9,660	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/38	5/16 at 100.00	N/R	9,726,944

1,830	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,976,510

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
13,445	5.250%, 6/15/27	6/17 at 100.00	BB	13,672,355
34,550	5.375%, 6/15/37	6/17 at 100.00	BB	35,038,537

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB	2,778,405
4,700	5.750%, 6/15/42	6/22 at 100.00	BB	4,988,862

5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2012, 5.750%, 10/01/42	No Opt. Call	BB+	6,090,807

3,490	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2014, 5.500%, 10/01/47	10/22 at 102.00	BB+	3,691,373

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
7,085	9.000%, 12/01/30	12/18 at 104.00	N/R	7,765,160
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	17,107,209

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB) (6)	4/17 at 100.00	A	7,054,864
23,920	5.000%, 4/01/37 (UB) (6)	4/17 at 100.00	A	24,761,984

Nuveen Investments	59

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$252	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	$245,866

9,515	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25 (4)	1/16 at 100.00	N/R	6,179,041

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/49 (4)	No Opt. Call	N/R	892,373

	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015:
1,000	5.375%, 5/01/35	5/26 at 100.00	N/R	1,005,180
3,760	5.625%, 5/01/46	5/26 at 100.00	N/R	3,779,251

1,940	Marshall Creek Community Development District, Saint Johns County, Florida, Capital Improvement and Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/32	5/25 at 100.00	N/R	1,979,945

4,000	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2012, 5.500%, 11/15/42	No Opt. Call	BBB+	4,324,680

410	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%, 5/01/34	5/24 at 100.00	N/R	434,026

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pinecrest Academy Project, Series 2014:
1,000	5.000%, 9/15/34	9/24 at 100.00	BBB–	1,032,750
1,550	5.250%, 9/15/44	No Opt. Call	BBB–	1,600,220

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A:
1,500	5.750%, 9/15/35	9/25 at 100.00	N/R	1,482,390
2,250	6.000%, 9/15/45	9/25 at 100.00	N/R	2,251,463

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 1009, 18.748%, 10/01/41 (IF) (6)	10/20 at 100.00	A	4,441,075

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 18.220%, 10/01/38 – AGC Insured (Alternative Minimum Tax) (IF) (6)	10/18 at 100.00	AA	4,789,120

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 3271, 21.271%, 6/01/17 – AGC Insured (IF)	No Opt. Call	AA	4,832,848

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
855	18.065%, 4/01/19 – AGM Insured (IF)	No Opt. Call	AA	1,307,192
3,750	18.065%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA	5,733,300
2,065	18.044%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA	3,155,795

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
990	5.000%, 5/01/29	5/23 at 100.00	N/R	1,050,162
6,735	5.000%, 5/01/37	5/23 at 100.00	N/R	7,077,609

13,905	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	14,612,347

1,270	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/16 at 100.00	N/R	1,276,083

1,500	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/23 at 100.00	N/R	1,602,075

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,100	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/35	5/25 at 100.00	N/R	$2,051,427

10,250	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	10,308,015

	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014:
1,565	5.250%, 11/01/35	11/24 at 100.00	N/R	1,625,847
2,690	5.625%, 11/01/45	11/24 at 100.00	N/R	2,803,760

870	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	478,413

1,590	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (4)	No Opt. Call	N/R	874,341

2,025	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	2,132,609

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
1,495	5.000%, 8/01/29	8/24 at 100.00	N/R	1,522,882
2,700	5.000%, 8/01/34	8/24 at 100.00	N/R	2,730,456
15,500	5.000%, 8/01/46	8/24 at 100.00	N/R	15,366,545

	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015:
1,290	4.750%, 11/01/35	11/25 at 100.00	N/R	1,272,946
3,245	4.875%, 11/01/45	11/25 at 100.00	N/R	3,184,773

	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071:
345	17.072%, 10/01/42 (IF) (6)	4/22 at 100.00	A	417,750
3,565	17.120%, 10/01/42 (IF) (6)	4/22 at 100.00	A	4,318,962

2,250	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 5.000%, 5/01/36	5/26 at 100.00	N/R	2,257,290

1,000	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB+	1,111,330

	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
500	6.750%, 6/01/24	6/22 at 102.00	N/R	584,380
1,000	6.850%, 6/01/26	6/22 at 102.00	N/R	1,174,490
1,000	7.000%, 6/01/29	6/22 at 102.00	N/R	1,183,080
5,000	7.375%, 6/01/44	6/22 at 102.00	N/R	5,949,050
11,600	7.500%, 6/01/49	6/22 at 102.00	N/R	13,913,852

5,795	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	5,817,485

575	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	11/15 at 100.00	BBB–	577,599

2,150	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,283,666

550	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	603,411

Nuveen Investments	61

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
$500	4.875%, 5/01/22	No Opt. Call	N/R	$521,125
1,480	5.375%, 5/01/31	5/22 at 100.00	N/R	1,536,299

10,965	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	11/15 at 100.00	N/R	10,965,000

2,550	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	11/15 at 100.00	N/R	2,218,500

575	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	584,953

	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
2,445	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	2,593,069
315	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	333,267

2,560	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,645,222

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
380	5.750%, 11/01/22	No Opt. Call	N/R	421,416
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,495,713
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,234,260

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015:
1,350	5.000%, 11/01/35	11/25 at 100.00	N/R	1,341,563
2,270	5.200%, 11/01/45	11/25 at 100.00	N/R	2,261,783

4,240	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	11/15 at 100.00	N/R	4,240,170

3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,408,893

7,500	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/33	5/25 at 100.00	N/R	7,534,650

2,740	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015, 5.000%, 5/01/36	No Opt. Call	N/R	2,729,561

2,770	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,899,304

1,900	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 7.125%, 11/01/44	11/24 at 100.00	N/R	2,014,361

6,375	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014A, 1.344%, 1/01/49 (4), (7)	4/17 at 100.00	N/R	4,257,680

2,359	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014B, 2.500%, 1/01/49	4/17 at 100.00	N/R	24

8,300	Sarasota National Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/39	5/17 at 100.00	N/R	8,338,927

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
3,000	5.500%, 10/01/24	10/17 at 100.00	BBB–	3,165,720
21,150	5.250%, 10/01/27	10/17 at 100.00	BBB–	22,180,217

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Shingle Creek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2015:
$3,000	5.125%, 11/01/36	11/25 at 100.00	N/R	$2,979,030
9,000	5.400%, 11/01/45	11/25 at 100.00	N/R	8,933,850

2,190	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 5.000%, 5/01/38	5/24 at 101.00	N/R	2,123,818

6,500	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/16 at 100.00	N/R	6,508,905

6,825	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.350%, 5/01/36	11/15 at 100.00	N/R	6,826,092

2,115	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,146,217

2,340	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Tender Option Bond Trust 2015-XF1000, 22.209%, 8/15/42 (IF) (6)	8/17 at 100.00	AA	2,834,325

6,350	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.529%, 2/15/28 (IF)	8/17 at 100.00	AA	6,642,608

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2015-XF0251:
2,130	15.919%, 8/15/24 (IF) (6)	8/17 at 100.00	AA	2,674,662
3,835	15.937%, 8/15/25 (IF) (6)	8/17 at 100.00	AA	4,809,397

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	17.446%, 8/15/23 (IF)	8/17 at 100.00	AA	960,030
6,250	15.963%, 8/15/42 (IF)	8/17 at 100.00	AA	6,968,000

2,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB–	2,120,080

2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	2,212,248

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014:
2,125	5.125%, 11/01/34	11/24 at 100.00	N/R	2,157,768
3,265	5.500%, 11/01/44	11/24 at 100.00	N/R	3,323,672

2,225	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	2,385,356

2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,885,125

	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014:
2,740	5.125%, 11/01/34	11/29 at 100.00	N/R	2,800,828
3,945	5.500%, 11/01/44	11/29 at 100.00	N/R	4,018,377

215	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	220,854

	Storey Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2015:
585	5.000%, 11/01/35	11/25 at 100.00	N/R	585,000
3,000	5.125%, 11/01/45	11/25 at 100.00	N/R	3,003,240

Nuveen Investments	63

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$8,750	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	$8,784,300

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
415	6.750%, 11/01/27	11/18 at 100.00	N/R	430,708
1,995	7.850%, 11/01/41	11/18 at 100.00	N/R	2,128,984

9,585	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	7,202,936

22,690	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	13,598,798

11,820	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	5,249,617

	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
340	6.375%, 5/01/17 (4)	No Opt. Call	N/R	3
1,715	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	17
2,060	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	21
10,355	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	104

12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	121

	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT:
15	6.375%, 5/01/17 (4)	No Opt. Call	N/R	15,110
150	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	152,505
175	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	177,910
870	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	887,661

3,130	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39	5/17 at 100.00	N/R	2,944,610

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
310	6.375%, 5/01/17	No Opt. Call	N/R	308,803
2,835	6.450%, 5/01/23	5/17 at 100.00	N/R	2,844,384
3,440	6.550%, 5/01/27	5/17 at 100.00	N/R	3,452,487
2,260	5.250%, 5/01/39	5/17 at 100.00	N/R	2,265,221
17,060	6.650%, 5/01/40	5/17 at 100.00	N/R	17,284,339

35,080	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (4)	5/18 at 100.00	N/R	21,674,178

21,550	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (4)	5/18 at 100.00	N/R	11,265,909

23,470	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (4)	5/18 at 100.00	N/R	235

39,220	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	11/15 at 100.00	N/R	39,247,846

3,285	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 6.250%, 11/01/44	11/26 at 102.00	N/R	3,294,527

9,200	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (4)	5/16 at 100.00	N/R	6,060,684

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/32 – AGM Insured	11/15 at 100.00	N/R	$903,158

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015:
2,000	5.000%, 11/01/36	11/25 at 100.00	N/R	1,967,820
2,570	5.125%, 11/01/45	11/25 at 100.00	N/R	2,534,714

2,445	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 5.625%, 11/01/45	11/28 at 100.00	N/R	2,429,205

5,825	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.250%, 5/01/37	5/16 at 100.00	N/R	5,811,603

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,579,485
130	6.125%, 5/01/42	5/22 at 100.00	N/R	137,669

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
1,435	5.000%, 5/01/23	5/22 at 100.00	N/R	1,524,931
2,750	5.500%, 5/01/34	5/22 at 100.00	N/R	2,895,723

1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,221,215

2,155	Veranda Community Development District, Florida, Special Assessment Revenue Bonds, Series 2015, 5.250%, 11/01/45	11/27 at 100.00	N/R	2,168,921

4,695	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	4,817,070

5,905	Verano Center Community Development District, Florida, Special Assessment Revenue Bonds, Community Infrastructure Projects, Series 2006A, 5.375%, 5/01/37	11/15 at 100.00	N/R	5,905,886

2,315	Villa Portofino East Development District, Homestead, Florida, Special Assessment Bonds, Series 2007A, 5.200%, 5/01/37	5/17 at 100.00	N/R	2,348,868

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/13 (4)	No Opt. Call	N/R	836,030
1,000	5.350%, 5/01/17 (4)	No Opt. Call	N/R	550,020
1,500	5.550%, 5/01/39 (4)	5/17 at 100.00	N/R	825,015

575	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	N/R	605,860

	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014:
2,000	5.125%, 11/01/35	11/24 at 100.00	N/R	2,006,440
2,420	5.500%, 11/01/45	11/24 at 100.00	N/R	2,429,535

18,435	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	11/15 at 100.00	N/R	18,440,715

3,425	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.500%, 5/01/37	11/15 at 100.00	N/R	3,425,308

	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015:
1,555	5.000%, 11/01/35	11/25 at 100.00	N/R	1,562,293
1,110	5.125%, 11/01/45	11/25 at 100.00	N/R	1,113,019

Nuveen Investments	65

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014:
$500	5.375%, 5/01/35	5/25 at 100.00	N/R	$502,270
2,390	5.625%, 5/01/45	5/25 at 100.00	N/R	2,401,950

1,670	Wynnmere West Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/44	11/25 at 100.00	N/R	1,680,204
1,359,801	Total Florida			1,304,195,056

	Georgia – 1.2%

1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BBB+	1,487,911

5,525	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	6,387,066

2,900	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	3,352,487

7,750	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40 (UB)	5/25 at 100.00	AA–	8,796,870

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Trust 2015-XF0234:
4,385	22.268%, 11/01/40 (IF)	5/25 at 100.00	AA–	7,344,700
1,215	22.210%, 11/01/40 (IF)	5/25 at 100.00	AA–	2,032,902

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22	12/15 at 100.00	CCC	803,305
95	5.375%, 12/01/28	12/15 at 100.00	CCC	83,850

11,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB	14,097,160

3,490	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.250%, 12/01/22	12/15 at 100.00	BB–	3,489,721

4,750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	5,145,153

5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	5,472,497

	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A:
9,550	5.000%, 7/01/27	7/17 at 100.00	N/R	9,672,909
1,000	5.000%, 7/01/29	7/17 at 100.00	N/R	1,011,100
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	8,063,360
39,945	5.125%, 7/01/42	7/17 at 100.00	N/R	40,127,549

4,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006B, 7.300%, 7/01/42 (Mandatory put 7/01/23)	No Opt. Call	N/R	4,057,680

2,630	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Tender Option Bond Trust 2015-XF1016, 23.247%, 8/15/49 (IF) (6)	2/25 at 100.00	AA–	4,453,511

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
$1,128	5.500%, 7/15/23	7/21 at 100.00	N/R	$1,144,346
2,242	5.500%, 7/15/30	7/21 at 100.00	N/R	2,273,809
2,461	5.500%, 1/15/36	7/21 at 100.00	N/R	2,495,489
120,386	Total Georgia			131,793,375

	Guam – 0.6%

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B+	1,088,720
8,000	6.875%, 12/01/40	12/20 at 100.00	B+	8,765,280

	Guam Government, General Obligation Bonds, 2009 Series A:
7,800	6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	BB– (5)	9,553,050
32,530	7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	BB– (5)	40,147,550

	Guam International Airport Authority, Revenue Bonds, Series 2013C:
1,410	6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,648,361
1,000	6.125%, 10/01/43 – AGM Insured (Alternative Minimum Tax)	10/23 at 100.00	AA	1,162,140

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
2,000	5.250%, 7/01/33	7/23 at 100.00	A–	2,230,700
3,840	5.500%, 7/01/43	7/23 at 100.00	A–	4,303,104
57,580	Total Guam			68,898,905

	Hawaii – 0.3%

3,815	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,851,090

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
3,040	6.625%, 7/01/33	7/23 at 100.00	BB+	3,388,597
8,950	6.875%, 7/01/43	7/23 at 100.00	BB+	10,054,251

4,550	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	No Opt. Call	N/R	4,631,036

5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	BB+	5,521,672

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,135,167
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,095,520
29,660	Total Hawaii			31,677,333

	Idaho – 0.1%

3,795	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,308,843

1,305	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc., Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB–	1,350,975

	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Xavier Charter School, Inc. Project, Series 2015A:
1,000	5.000%, 6/01/35	6/25 at 100.00	BBB–	1,014,410
2,380	5.000%, 6/01/44	6/25 at 100.00	BBB–	2,379,905
8,480	Total Idaho			9,054,133

Nuveen Investments	67

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 8.0%

$1,065	Bellwood, Illinois, General Obligation Bonds, Series 2008, 7.000%, 12/01/29 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (5)	$1,142,063

10,000	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/17 at 100.00	N/R	9,993,500

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/17 at 100.00	N/R	4,014,320

2,540	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	2,596,032

924	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA	928,361

4,660	Central Illinois Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Huntington Ridge Apartments Project, Series 2014, 5.000%, 8/01/30	8/24 at 100.00	N/R	4,775,848

5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 1210, 23.176%, 12/01/39 – AGM Insured (IF) (6)	12/21 at 100.00	AA	6,671,454

210	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	BB+	191,564

3,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/35	12/24 at 100.00	BB+	3,199,560

515	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.250%, 12/01/26	No Opt. Call	BB+	494,076

1,765	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	AA–	820,213

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF0232:
8,000	22.404%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	11,242,400
500	22.404%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	702,650
2,950	22.390%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	4,144,809

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF1040:
2,600	21.893%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	3,418,740
2,000	21.893%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	2,629,800
3,755	21.893%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	4,937,450
1,000	23.137%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	1,440,250
2,000	23.137%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	2,880,500
1,150	23.137%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	1,656,287

1,200	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	3/16 at 100.00	N/R	1,200,564

1,088	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	1,090,298

6,480	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	1/16 at 100.00	N/R	4,690,872

4,510	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	10/18 at 100.00	N/R	4,622,615

	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
2,000	5.500%, 1/01/34	1/25 at 100.00	BBB+	2,075,660
2,500	5.500%, 1/01/37	1/25 at 100.00	BBB+	2,576,025

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B:
$2,740	5.250%, 1/01/28	1/25 at 100.00	BBB+	$2,834,530
2,900	5.500%, 1/01/34	1/25 at 100.00	BBB+	3,009,707

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D:
5,000	5.500%, 1/01/33	1/25 at 100.00	BBB+	5,204,100
14,000	5.500%, 1/01/37	1/25 at 100.00	BBB+	14,425,740
20,175	5.500%, 1/01/40	1/25 at 100.00	BBB+	20,714,076

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
525	5.000%, 1/01/34	No Opt. Call	BBB+	525,116
3,000	5.000%, 1/01/40	No Opt. Call	AA–	2,995,620

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2014A:
1,445	5.250%, 1/01/32	1/24 at 100.00	BBB+	1,475,677
5,000	5.000%, 1/01/34	1/24 at 100.00	BBB+	5,003,000

2,945	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.000%, 1/01/40	No Opt. Call	BBB+	2,940,700

2,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	2,053,440

	Chicago, Illinois, General Obligation Bonds, Series 2015A:
2,900	5.500%, 1/01/35	1/25 at 100.00	BBB+	2,998,919
4,775	5.500%, 1/01/39	1/25 at 100.00	BBB+	4,902,588

800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 1212, 21.972%, 1/01/35 – AGM Insured (IF) (6)	1/21 at 100.00	AA	961,040

23,110	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	23,727,499

58,330	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	Caa1	60,604,287

2,402	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	2,291,124

644	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2011A, 6.000%, 10/01/42	5/16 at 100.00	N/R	631,326

1,600	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	No Opt. Call	N/R	1,621,392

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,405	7.750%, 7/01/30	7/21 at 100.00	N/R	8,236,285
1,545	8.000%, 7/01/35	7/21 at 100.00	N/R	1,735,081
2,000	8.250%, 7/01/41	7/21 at 100.00	N/R	2,260,820

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,730,525

2,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 2015-XF0230, 22.484%, 1/01/39 (IF)	1/24 at 100.00	AA–	2,908,800

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	12/15 at 100.00	BB	791,304

1,265	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	11/15 at 100.00	BBB–	1,266,455

Nuveen Investments	69

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
$25	5.000%, 12/01/21	12/16 at 100.00	BBB	$25,692
1,250	5.000%, 12/01/36	12/16 at 100.00	BBB	1,256,575

	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,625	6.875%, 10/01/31	10/21 at 100.00	BBB–	1,764,929
3,000	7.125%, 10/01/41	10/21 at 100.00	BBB–	3,281,790

1,620	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2013, 6.000%, 9/01/32	9/23 at 100.00	BBB	1,813,639

205	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Tender Option Bond Trust 3302, 18.448%, 12/01/16 (Pre-refunded 12/01/15) (IF)	12/15 at 100.00	Aaa	208,348

68,690	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	Caa1	71,062,553

200	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	Baa3	216,682

	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
3,510	7.750%, 5/15/30	5/20 at 100.00	N/R	4,000,031
10,000	8.000%, 5/15/40	5/20 at 100.00	N/R	11,453,900
7,625	8.000%, 5/15/46	5/20 at 100.00	N/R	8,724,830

5,190	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	5,239,461

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098:
1,500	18.266%, 8/15/15 – AGC Insured (IF) (6)	No Opt. Call	AA	1,983,780
1,625	18.266%, 2/15/39 – AGC Insured (IF) (6)	8/18 at 100.00	AA	2,082,405
2,495	18.266%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA	3,197,293
625	18.370%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA	800,925
550	18.290%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA	704,110

890	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	897,903

5,500	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	2/16 at 100.00	BB–	5,499,560

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
1,000	5.000%, 4/01/26	4/16 at 100.00	Baa3	1,001,980
11,170	5.000%, 4/01/31	4/16 at 100.00	Baa3	11,176,925
19,140	5.000%, 4/01/36	4/16 at 100.00	Baa3	18,970,037

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	6,397,620

2,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	3,163,167

10,275	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	10,142,864

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,937,932
11,825	5.750%, 5/15/38	5/17 at 100.00	N/R	11,929,415
350	5.400%, 5/15/38	11/15 at 100.00	N/R	350,032

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 2015-XF0060, 17.850%, 5/01/26 (IF)	5/20 at 100.00	AA	$4,651,875

	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076:
560	17.850%, 8/15/20 (IF)	No Opt. Call	AA+	782,746
1,000	17.850%, 8/15/20 (IF)	No Opt. Call	AA+	1,397,760
1,925	17.861%, 2/15/37 (IF)	8/22 at 100.00	AA+	2,622,678

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 11783:
490	19.975%, 2/15/19 (IF)	No Opt. Call	AA–	718,869
625	19.975%, 2/15/31 (IF)	8/19 at 100.00	AA–	916,700

24,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2006, 5.000%, 12/01/42 (Pre-refunded 12/01/15) (UB)	12/15 at 100.00	AAA	24,599,470

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17) (UB) (6)	11/17 at 100.00	A (5)	2,093,135

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702:
1,125	20.083%, 11/15/33 (Pre-refunded 11/15/17) (IF) (6)	11/17 at 100.00	A (5)	1,581,907
4,260	21.094%, 5/15/39 (IF) (6)	5/20 at 100.00	A	6,828,950
1,705	21.094%, 5/15/39 (IF) (6)	5/20 at 100.00	A	2,730,165
4,740	21.089%, 5/15/39 (IF) (6)	5/20 at 100.00	A	7,598,410

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 1115:
3,525	16.725%, 5/15/41 (IF) (6)	5/22 at 100.00	A	4,576,860
2,500	16.725%, 5/15/41 (IF) (6)	5/22 at 100.00	A	3,246,000

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28	5/20 at 100.00	BBB+	1,274,990

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	9,809,691

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (Pre-refunded 11/01/18) (UB) (6)	11/18 at 100.00	Aaa	10,721,440

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (Pre-refunded 11/01/18) (UB) (6)	11/18 at 100.00	Aaa	2,905,700

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB)	5/19 at 100.00	Aaa	6,628,754

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 1017:
300	22.132%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	522,936
250	23.122%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	444,370
3,067	23.109%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	5,450,182
1,065	23.069%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	1,891,067
815	23.053%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	1,446,698
315	22.944%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	557,959

650	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	791,869

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
1,030	21.477%, 2/15/19 – AGM Insured (IF) (6)	No Opt. Call	AA	1,759,075
665	21.360%, 2/15/19 – AGM Insured (IF) (6)	No Opt. Call	AA	1,133,054

Nuveen Investments	71

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.975%, 2/15/31 (IF)	8/19 at 100.00	AA–	$3,351,455

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2015-XF0108:
3,025	19.768%, 2/15/19 (IF) (6)	No Opt. Call	AA–	4,394,115
4,250	19.768%, 2/15/35 (IF) (6)	2/21 at 100.00	AA–	6,173,550

3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	3,090,844

20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46 (UB)	10/25 at 100.00	AA+	22,174,600

985	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	1,006,542

	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A:
1,290	5.000%, 6/01/14 (4)	No Opt. Call	Ca	1,160,858
7,540	5.500%, 6/01/19 (4)	12/15 at 100.00	Caa2	6,785,171
6,905	5.000%, 6/01/24 (4)	12/15 at 100.00	Caa2	6,213,740
21,715	5.125%, 6/01/35 (4)	12/15 at 100.00	Caa2	19,541,111

1,300	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0107, 18.035%, 2/01/33 (IF) (6)	8/18 at 100.00	AA	1,401,686

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (UB) (6)	4/16 at 100.00	AA+	22,081,312

	Illinois Sports Facility Authority, State Tax Supported Bonds, Tender Option Bond Trust 2015-XF1009:
250	18.247%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	AA	339,620
3,305	18.240%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	AA	4,489,314
2,245	18.237%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	AA	3,049,339

8,695	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/36 –AGM Insured (UB) (6)	4/24 at 100.00	AA	9,158,530

7,625	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/33 (UB) (6)	5/24 at 100.00	A–	7,935,643

	Illinois State, General Obligation Bonds, Series 2012A:
11,500	5.000%, 3/01/30 (UB) (6)	3/22 at 100.00	A–	11,974,030
10,500	5.000%, 3/01/33 (UB) (6)	3/22 at 100.00	A–	10,832,745

1,795	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1006, 16.728%, 4/01/32 – AGM Insured (IF) (6)	4/24 at 100.00	AA	2,229,049

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1010:
6,665	16.705%, 2/01/39 – AGM Insured (IF) (6)	2/24 at 100.00	AA	7,854,036
1,170	16.671%, 2/01/39 – AGM Insured (IF) (6)	2/24 at 100.00	AA	1,378,272

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1012:
2,750	16.705%, 7/01/28 – AGM Insured (IF) (6)	7/23 at 100.00	AA	3,526,050
1,850	17.695%, 7/01/33 – AGM Insured (IF) (6)	7/23 at 100.00	AA	2,379,618

25,935	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (14)	1/16 at 100.00	N/R	12,396,930

4,015	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CC	3,406,165

72	Nuveen Investments

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

		Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
$1,595		5.250%, 1/01/25 (15)	1/16 at 100.00	D	$637,681
3,675		5.250%, 1/01/30 (15)	1/16 at 100.00	D	1,469,265
5,420		5.250%, 1/01/36 (15)	1/16 at 100.00	D	2,166,916

12,431		Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	1,116,303

7,360		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53 (UB) (6)	12/25 at 100.00	BBB+	7,570,422

4,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1045, 16.561%, 6/15/53 – (IF) (6)	6/22 at 100.00	BBB+	4,359,840

4,075		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50 – AGM Insured (UB) (6)	6/20 at 100.00	AA	4,245,335

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1046:
265		18.188%, 6/15/50 (IF) (6)	6/20 at 100.00	BBB+	314,139
9,300		17.158%, 6/15/50 (IF) (6)	6/20 at 100.00	BBB+	10,343,088

4,395		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	4,273,390

11,135		Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36 (Pre-refunded 3/01/16)	3/16 at 102.00	N/R (5)	11,568,820

3,425		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	3,441,988

5,750		Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	6,074,473

—	(23)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	204

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,190		6.950%, 1/01/21	1/18 at 100.00	N/R	2,229,267
1,935		6.950%, 1/01/25	1/18 at 100.00	N/R	1,936,877

17,820		Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	BB–	15,831,288

		Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
500		7.250%, 11/01/33	11/23 at 100.00	BB+	634,690
7,775		7.250%, 11/01/36	11/23 at 100.00	BB+	9,838,174
15,225		7.125%, 11/01/43	11/23 at 100.00	BB+	19,072,358

1,000		Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/36	2/17 at 100.00	BBB+	1,008,130

3,000		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	3,111,750

1,750		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,823,500

Nuveen Investments	73

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$7,449	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	$7,491,757

2,047	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/17 at 100.00	N/R	1,879,371

565	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	549,994

2,150	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,289,764

1,900	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,901,026

4,068	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2005-108 Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	4,050,589

6,780	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	6,855,597
847,930	Total Illinois			878,363,071

	Indiana – 2.3%

1,080	Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	N/R	766,541

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,000	7.125%, 11/15/42	No Opt. Call	N/R	1,121,650
7,500	7.125%, 11/15/47	No Opt. Call	N/R	8,388,825

125	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (5)	129,595

6,835	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B–	7,255,353

860	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29	2/16 at 100.00	B–	861,875

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.620%, 4/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	AA	2,970,129

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 17.922%, 4/15/17IF) (6)	No Opt. Call	A	5,786,100

5,855	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	B+	5,690,182

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
2,000	7.000%, 7/01/33	7/23 at 100.00	BB–	2,176,340
6,000	7.250%, 7/01/43	7/23 at 100.00	BB–	6,566,760

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
2,280	7.000%, 7/01/33	7/23 at 100.00	BB–	2,481,028
5,240	7.250%, 7/01/43	7/23 at 100.00	BB–	5,769,135

3,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B–	3,296,334

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$9,560	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB–	$9,286,297

21,110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	18,754,124

	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Tender Option Bond Trust 2015-XF1026:
3,750	16.947%, 4/15/17 (IF) (6)	5/23 at 100.00	A	5,012,250
1,000	16.947%, 5/01/42 (IF) (6)	5/23 at 100.00	A	1,336,600
1,600	16.947%, 5/01/42 (IF) (6)	5/23 at 100.00	A	2,138,560
1,000	16.947%, 5/01/42 (IF) (6)	5/23 at 100.00	A	1,336,600

	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010:
1,045	5.500%, 8/15/40	8/20 at 100.00	BBB+	1,128,506
875	5.500%, 8/15/45	8/20 at 100.00	BBB+	943,329

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds, Tender Option Bond Trust 2015-XF0106:
3,085	18.909%, 6/01/17 (IF) (6)	No Opt. Call	AA	4,531,865
1,460	18.763%, 6/01/17 (IF) (6)	No Opt. Call	AA	2,144,433
330	18.882%, 12/01/32 (IF) (6)	12/19 at 100.00	AA	484,836
1,250	18.882%, 12/01/32 (IF) (6)	12/19 at 100.00	AA	1,836,500
5,000	15.680%, 12/01/32 (IF) (6)	12/19 at 100.00	AA	7,346,000

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 2015-XF0090:
2,750	19.537%, 5/15/31 (IF)	11/16 at 100.00	AA+	3,193,080
1,500	17.850%, 5/15/31 (IF)	11/16 at 100.00	AA+	1,741,680

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA	11,309,800

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
310	19.465%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA	472,415
2,500	19.465%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA	3,809,800
4,995	20.440%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA	7,764,528
6,250	19.465%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA	9,524,500

1,550	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 1/15/27 (Pre-refunded 7/15/16)	7/16 at 100.00	A (5)	1,601,398

21,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	CCC+	19,107,265

1,500	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,668,615

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (4)	2/16 at 100.00	N/R	149,603
2,500	5.375%, 2/15/34 (4)	2/16 at 100.00	N/R	122,025

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/18 at 100.00	N/R	2,229,197

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31	9/21 at 100.00	N/R	5,979,900
5,000	8.000%, 9/01/41	9/21 at 100.00	N/R	5,976,800

Nuveen Investments	75

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
$3,000	5.700%, 9/01/37	9/17 at 100.00	N/R	$3,103,080
19,000	5.750%, 9/01/42	9/17 at 100.00	N/R	19,663,670
39,655	5.800%, 9/01/47	9/17 at 100.00	N/R	41,037,373
230,815	Total Indiana			247,994,476

	Iowa – 2.4%

158,810	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	158,560,668

54,275	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	59,509,824

4,790	Iowa Finance Authority, Multifamily Housing Revenue Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	4,810,455

2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.750%, 9/01/30	9/20 at 100.00	BB	2,079,660

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
19,215	5.375%, 6/01/38	12/15 at 100.00	B+	18,146,838
11,970	5.500%, 6/01/42	12/15 at 100.00	B+	11,346,124
8,075	5.625%, 6/01/46	12/15 at 100.00	B+	7,814,985

1,490	Pottawattamie County, Iowa, Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007E, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,522,527
260,625	Total Iowa			263,791,081

	Kansas – 0.7%

4,260	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	4,351,036

2,115	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 17.819%, 1/01/34 (IF)	1/20 at 100.00	AA–	2,984,476

1,955	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	2,029,016

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16 (4)	No Opt. Call	N/R	399,930
4,780	5.000%, 3/01/26 (4)	3/16 at 100.00	N/R	1,911,665

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (4)	12/16 at 100.00	N/R	1,076,828

	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A:
18,500	5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	18,570,300
1,000	5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	1,002,400

14,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	14,024,220

10,710	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	9,762,165

3,913	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (Alternative Minimum Tax)	12/15 at 100.00	N/R	4,176,805

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$11,565	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 6.000%, 9/01/35	9/25 at 100.00	N/R	$11,488,324

12,500	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 4-Major Multi-Sports Athletic Complex Project, Series 2015, 0.000%, 9/01/34	No Opt. Call	N/R	3,635,625
89,088	Total Kansas			75,412,790

	Kentucky – 0.5%

8,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40	6/20 at 100.00	BBB+	9,159,600

5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1024, 17.637%, 1/01/45 (IF) (6)	1/23 at 100.00	A+	7,233,925

2,500	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.750%, 11/15/45	11/25 at 100.00	N/R	2,516,025

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,091,730

18,750	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	BBB+	20,122,309

14,660	Kentucky Housing Corporation, Multifamily Housing Revenue Bonds, Heritage Green Apartments Project, Series 2015, 5.625%, 5/01/45	5/25 at 100.00	N/R	14,686,681

1,000	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,079,020
51,150	Total Kentucky			55,889,290

	Louisiana – 1.2%

44,125	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	48,760,331

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	1,500

11,415	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB	12,935,592

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/49 (4)	No Opt. Call	N/R	233,195

560	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	638,266

9,115	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36 (Pre-refunded 6/01/16)	6/16 at 101.00	N/R (5)	9,532,740

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
6,750	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	4,344,098
1,085	6.000%, 12/15/37 (4)	12/15 at 100.00	N/R	596,381

90	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	49,469

Nuveen Investments	77

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Woman’s Hospital Foundation Project, Tender Option Bonds Trust 1012:
$1,375	20.435%, 10/01/40 (IF) (6)	10/20 at 100.00	A	$2,149,785
3,315	20.423%, 10/01/40 (IF) (6)	10/20 at 100.00	A	5,181,776

16,050	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	17,870,227

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,112,380

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
505	7.750%, 12/15/31	12/21 at 100.00	N/R	569,650
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	8,461,233

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37	5/21 at 100.00	Baa1	2,376,260
600	6.750%, 5/15/41	5/21 at 100.00	Baa1	716,442

3,900	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.250%, 12/15/38	12/23 at 100.00	N/R	4,535,232

5,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	5,023,150

1,940	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (4)	11/15 at 100.00	N/R	388,058

	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015:
865	5.250%, 11/15/29	11/24 at 100.00	N/R	903,259
1,000	5.250%, 11/15/37	11/24 at 100.00	N/R	1,024,190

1,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	1,030,260

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (4)	4/16 at 100.00	N/R	412,269
137,565	Total Louisiana			128,845,743

	Maine – 0.1%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	BBB–	2,649,278
6,500	7.000%, 7/01/41	7/21 at 100.00	BBB–	7,458,620

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	4/16 at 100.00	B3	3,966,195
12,750	Total Maine			14,074,093

	Maryland – 1.6%

	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014:
1,310	4.900%, 7/01/30	7/24 at 100.00	N/R	1,330,633
1,035	5.125%, 7/01/36	7/24 at 100.00	N/R	1,052,978
1,840	5.250%, 7/01/44	7/24 at 100.00	N/R	1,868,538

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$7,800	5.000%, 9/01/32 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	$7,945,080
12,905	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	13,171,488

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	BB	19,650,690

8,316	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing Special Taxing District, Series 2006, 5.500%, 7/01/36	7/16 at 100.00	N/R	8,361,073

	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A:
1,270	5.250%, 4/01/27	4/17 at 100.00	N/R	1,273,721
1,085	5.250%, 4/01/33	4/17 at 100.00	N/R	1,080,660

	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014:
725	5.800%, 2/15/34	No Opt. Call	N/R	770,240
1,000	6.100%, 2/15/44	No Opt. Call	N/R	1,068,590

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	AA	7,366,467

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
1,710	17.793%, 3/01/30 (Alternative Minimum Tax) (IF) (6)	3/17 at 100.00	Aa2	1,765,267
940	17.585%, 3/01/30 (Alternative Minimum Tax) (IF) (6)	3/17 at 100.00	Aa2	970,409

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	5.000%, 12/01/16 (4)	No Opt. Call	N/R	940,500
75,800	5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	43,206,000

3,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R	1,995,000

1,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012B, 5.000%, 11/15/51 (UB)	11/21 at 100.00	AA+	1,980,846

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Tender Option Bond Trust 2015-XF130:
1,000	22.156%, 11/15/19 (IF) (6)	No Opt. Call	AA+	1,502,350
1,155	22.156%, 11/15/19 (IF) (6)	No Opt. Call	AA+	1,735,214
1,135	22.113%, 11/15/43 (IF) (6)	11/21 at 100.00	AA+	1,704,021

20,440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (WI/DD, Settling 11/05/15) (UB) (6)	2/25 at 100.00	A	22,335,606

2,495	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Tender Option Bond Trust 2015-XF1021, 17.210%, 8/15/42 (IF) (6)	2/25 at 100.00	A	3,419,148

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB–	1,567,050

19,970	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44 (UB) (6)	6/25 at 100.00	AA	22,287,718
196,971	Total Maryland			170,349,287

Nuveen Investments	79

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 0.8%

$12,275	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax) (7)	3/16 at 100.00	Caa3	$11,260,744

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax) (4), (7)	3/16 at 100.00	N/R	306,000

16,000	Massachusetts Development Finance Agency Revenue Bonds, Partners HealthCare System Issue, Series 2015-O1, 5.000%, 7/01/45 (UB) (6)	7/25 at 100.00	AA	17,870,080

2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	2,005,240

14,005	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	13,911,307

1,960	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/37 – ACA Insured	1/17 at 100.00	N/R	1,973,818

2,500	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 6.000%, 1/01/33	1/23 at 100.00	BBB–	2,791,500

7,500	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.125%, 7/01/44	7/24 at 100.00	BBB–	7,895,700

5,228	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43 (4), (7)	2/16 at 100.00	D	154,359

4,082	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43 (4), (7)	1/16 at 103.00	D	120,520

5,926	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43 (4), (7)	1/16 at 103.00	D	174,958

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39 (Pre-refunded 10/15/19)	10/19 at 100.00	BBB (5)	4,456,130

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28 (4)	1/18 at 100.00	N/R	14,578
5,300	6.500%, 1/15/38 (4)	1/18 at 100.00	N/R	12,985

1,005	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W., 20.191%, 6/01/41 (IF) (6)	6/20 at 100.00	AA–	1,191,156

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,605	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	1,608,258
1,505	5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	1,508,055
4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	4,008,240
6,190	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	6,202,566

11,625	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001C. ARS, 0.207%, 1/01/31 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	9,939,375
116,236	Total Massachusetts			87,405,569

	Michigan – 1.8%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,500	6.000%, 11/01/28	11/18 at 100.00	BBB–	3,626,035
5,105	6.000%, 11/01/37	11/18 at 100.00	BBB–	5,230,021

80	Nuveen Investments

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Michigan (continued)

$1,050		Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	$1,050,494

1,955		Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,673,343

		Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
4,820		5.000%, 11/01/26	11/16 at 100.00	B+	3,893,644
3,750		5.250%, 11/01/31	11/16 at 100.00	B+	2,870,213
3,840		5.250%, 11/01/36	11/16 at 100.00	B+	2,786,381

		Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
3,375		6.000%, 10/01/33	10/23 at 100.00	N/R	2,771,111
4,110		6.000%, 10/01/43	10/23 at 100.00	N/R	3,238,639

		Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,655		5.650%, 11/01/25	11/15 at 100.00	B–	1,287,921
500		5.750%, 11/01/30	11/15 at 100.00	B–	360,490
2,425		5.750%, 11/01/35	11/15 at 100.00	B–	1,643,035

5,285		Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/15 at 100.00	B–	5,142,728

155		Detroit, Michigan, General Obligation Bonds, Series 2002, 5.125%, 4/01/22	4/16 at 100.00	A3	155,116

		Detroit, Michigan, General Obligation Bonds, Series 2003A:
300		5.250%, 4/01/18 – SYNCORA GTY Insured	4/16 at 100.00	N/R	300,564
168		5.250%, 4/01/19 – SYNCORA GTY Insured	No Opt. Call	N/R	168,276
465		5.250%, 4/01/22	4/16 at 100.00	N/R	463,479
159		5.250%, 4/01/23 – SYNCORA GTY Insured	4/16 at 100.00	N/R	157,809

1,055		Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36 (4)	11/16 at 102.00	N/R	210,852

3,500		Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BB+	3,526,320

2,700		Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BB+	2,846,583

940		Merritt Academy, Michigan, Certificates of Participation, Series 2004, 7.250%, 12/01/24	12/15 at 100.00	N/R	952,399

1,900		Merritt Academy, Michigan, Certificates of Participation, Series 2006, 6.250%, 12/01/36	12/15 at 100.00	N/R	1,852,139

		Michigan Finance Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,435		5.700%, 10/01/21	No Opt. Call	N/R	1,427,983
2,140		7.100%, 10/01/31	10/21 at 100.00	N/R	2,183,421
7,000		7.450%, 10/01/41	10/21 at 100.00	N/R	7,171,080

—	(23)	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-4A, 5.250%, 4/01/23 – SYNCORA GTY Insured	4/16 at 100.00	A–	125

1,495		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/18 at 100.00	BBB–	1,562,738

1,170		Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,346,576

Nuveen Investments	81

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$7,155	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BB–	$6,216,336

400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB	409,684

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011:
1,355	7.750%, 7/15/26	7/21 at 100.00	B–	1,279,676
9,000	8.000%, 7/15/41	7/21 at 100.00	B–	8,185,050

1,000	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/36	10/21 at 100.00	BB–	1,009,640

3,775	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB) (6)	1/16 at 100.00	AA	3,777,604

955	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	969,019

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,507,227

1,500	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	1,503,285

3,425	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	3,429,932

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
220	7.250%, 4/01/20	No Opt. Call	BB	233,530
1,140	8.000%, 4/01/30	4/20 at 100.00	BB	1,218,364
500	8.000%, 4/01/40	4/20 at 100.00	BB	531,595

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	10,492,111

14,475	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	13,953,321

33,175	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	33,644,426

7,560	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC Sauk Trail Hills Project, Series 2014, 6.750%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	N/R	7,781,357

10,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	10,906,976

	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
940	5.500%, 5/01/27	5/22 at 100.00	BBB–	975,316
1,315	6.000%, 5/01/37	5/22 at 100.00	BBB–	1,386,497

1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	1,573,905

1,000	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	No Opt. Call	BBB	1,037,060

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
$290	5.000%, 11/01/15	No Opt. Call	BB	$290,009
1,705	5.250%, 11/01/20	11/15 at 100.00	BB	1,706,398
545	6.750%, 5/01/21	No Opt. Call	BB	592,437
4,795	5.350%, 11/01/25	11/15 at 100.00	BB	4,796,151
3,685	5.500%, 11/01/30	11/15 at 100.00	BB	3,685,037
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,793,199
6,900	5.500%, 11/01/35	11/15 at 100.00	BB	6,875,091
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,867,692

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB	2,296,446
204,312	Total Michigan			197,823,886

	Minnesota – 0.8%

	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014:
1,200	5.375%, 11/01/34	11/24 at 100.00	N/R	1,252,860
1,000	5.125%, 11/01/49	11/24 at 100.00	N/R	1,011,710

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB+	1,034,400

14,220	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	16,305,363

2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/39	3/25 at 100.00	BBB–	1,975,440

1,940	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	2,273,098

	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A:
1,050	5.500%, 7/01/30	7/25 at 100.00	BB	1,052,258
6,200	5.875%, 7/01/40	7/25 at 100.00	BB	6,213,020
5,000	6.000%, 7/01/45	7/25 at 100.00	BB	5,003,150

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.125%, 7/01/48 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (5)	1,196,810

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	BB+	1,011,880

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,058,600

2,000	Hayward, Minnesota, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2014, 5.750%, 2/01/44	8/24 at 100.00	N/R	2,075,660

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
810	5.000%, 7/01/34	7/24 at 100.00	BB+	823,276
2,965	5.000%, 7/01/44	7/24 at 100.00	BB+	2,933,601

2,285	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	B3	2,294,369

Nuveen Investments	83

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
$1,000	7.750%, 1/01/33	1/21 at 100.00	N/R	$1,009,750
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,011,870

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,639,935

	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
500	5.000%, 9/01/34	9/24 at 100.00	BB+	515,090
1,840	5.000%, 9/01/44	9/24 at 100.00	BB+	1,866,128

2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/46	12/24 at 100.00	BBB–	2,004,660

1,695	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,761,258

1,715	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A, 5.300%, 7/01/45	7/25 at 100.00	BB	1,721,568

1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	1,006,260

	Saint Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	11/15 at 100.00	N/R	845,549
1,225	5.375%, 5/01/43	11/15 at 100.00	N/R	1,225,551

2,150	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A, 5.000%, 12/01/43	12/24 at 100.00	BBB–	2,151,462

450	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	3/16 at 100.00	N/R	452,237

1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	1,011,950

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/16 at 100.00	BB+	404,144
500	6.000%, 9/01/36	9/16 at 100.00	BB+	504,965

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/16 at 101.00	N/R	1,505,280
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/16 at 101.00	N/R	801,744

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
1,485	5.500%, 11/01/32	5/19 at 102.00	N/R	1,606,874
3,000	5.750%, 11/01/39	5/19 at 102.00	N/R	3,228,900
6,100	6.000%, 5/01/47	5/19 at 102.00	N/R	6,604,775

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Mary’s Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	823,080
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	2,676,635
80,625	Total Minnesota			83,895,160

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.0%

$1,452	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	$1,463,708

	Missouri – 1.0%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20 (Pre-refunded 3/01/16)	3/16 at 100.00	N/R (5)	254,233
600	5.625%, 3/01/25 (Pre-refunded 3/01/16)	3/16 at 100.00	N/R (5)	610,410

2,500	Bridgeton Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Hilltop Community Improvement District Project, Refunding Series 2015A, 5.625%, 5/01/45	5/23 at 100.00	N/R	2,511,900

580	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	B	527,220

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	590,732
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,588,880

1,705	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,900,802

1,300	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2012A, 6.000%, 3/01/42	3/16 at 101.00	N/R	1,319,396

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	6,756,191

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
485	5.150%, 6/01/16	12/15 at 100.00	N/R	490,718
3,000	5.400%, 6/01/24	6/16 at 100.00	N/R	3,030,240

7,761	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	No Opt. Call	N/R	7,290,974

10,717	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	No Opt. Call	N/R	1,601,150

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	BBB–	1,548,630

	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
1,350	5.000%, 5/01/35	5/20 at 100.00	N/R	1,388,151
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,422,966

	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
4,200	5.750%, 6/01/35	6/25 at 100.00	N/R	4,189,962
3,965	6.000%, 6/01/46	6/25 at 100.00	N/R	3,973,683

7,095	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46	6/25 at 100.00	N/R	7,128,559

12,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48 (UB) (6)	11/23 at 100.00	A2	13,898,265

5,085	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Tender Option Bond Trust 2015-XF1015, 17.017%, 11/15/48 (IF) (6)	11/23 at 100.00	A2	6,915,905

Nuveen Investments	85

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
$3,155	5.000%, 5/01/30 (WI/DD, Settling 11/18/15)	5/21 at 100.00	N/R	$3,192,418
750	5.000%, 5/01/35 (WI/DD, Settling 11/18/15)	5/21 at 100.00	N/R	744,375

1,660	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	1,741,224

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/18 at 100.00	N/R	1,299,002
5,700	5.350%, 6/15/32	6/18 at 100.00	N/R	5,615,754

8,740	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	9,072,644

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	3/16 at 100.00	N/R	1,486,135

1,767	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	2/16 at 100.00	N/R	1,662,358

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,980,969

1,261	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	12/15 at 100.00	N/R	1,186,853

1,209	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	1/16 at 100.00	N/R	1,095,620

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (16)	No Opt. Call	N/R	1,049,337

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/15 at 100.00	N/R	500,200
1,000	5.375%, 11/01/24	11/15 at 100.00	N/R	1,000,190

1,620	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/15 at 100.00	N/R	1,621,879

1,350	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	1,355,603
114,946	Total Missouri			105,543,528

	Nebraska – 0.0%

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Tender Option Bond Trust 2015-XF1042:
960	16.944%, 11/01/45 (IF) (6)	11/25 at 100.00	A–	1,278,528
1,545	16.926%, 11/01/48 (IF) (6)	11/25 at 100.00	A–	2,037,453
2,505	Total Nebraska			3,315,981

	Nevada – 0.6%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.245%, 1/01/36 (IF)	1/20 at 100.00	A+	6,957,420

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 18.203%, 1/01/18 (IF)	No Opt. Call	A+	1,529,999

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015:
$1,000	5.000%, 12/15/35	12/25 at 100.00	BB	$991,180
2,520	5.125%, 12/15/45	12/25 at 100.00	BB	2,504,527

	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and University System, Series 2014A:
1,515	5.500%, 1/01/34	7/24 at 100.00	BBB–	1,620,868
2,630	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,777,254
3,000	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,154,680

1,495	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-17, Madeira Canyon, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,528,533

4,495	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18, Inspirada Series 2006, 5.300%, 9/01/35	9/16 at 100.00	N/R	3,427,393

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB	5,679,650

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
400	5.000%, 6/01/28	6/24 at 100.00	N/R	411,064
1,000	5.000%, 6/01/30	6/24 at 100.00	N/R	1,020,550

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
445	6.000%, 8/01/27	8/16 at 101.00	N/R	452,338
2,235	6.150%, 8/01/37	8/16 at 101.00	N/R	2,265,910

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,830,341

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
940	6.500%, 9/01/20	9/18 at 100.00	N/R	1,006,420
1,395	6.750%, 9/01/27	9/18 at 100.00	N/R	1,459,561

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
4,895	6.500%, 6/15/20	6/18 at 100.00	B1	5,248,664
25,590	6.750%, 6/15/28	6/18 at 100.00	B1	27,403,307
66,215	Total Nevada			71,269,659

	New Hampshire – 0.0%

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
420	0.000%, 1/01/20 – ACA Insured	No Opt. Call	Caa1	334,219
510	0.000%, 1/01/21 – ACA Insured	No Opt. Call	Caa1	381,409
370	0.000%, 1/01/22 – ACA Insured	No Opt. Call	Caa1	260,021
185	0.000%, 1/01/23 – ACA Insured	No Opt. Call	Caa1	121,934
50	0.000%, 1/01/25 – ACA Insured	No Opt. Call	Caa1	28,820

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB	202,106
1,735	Total New Hampshire			1,328,509

Nuveen Investments	87

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 2.1%

$9,155	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB+	$9,183,197

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,016,980

2,370	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.125%, 1/01/37	1/16 at 100.00	Caa1	1,786,316

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A:
850	5.625%, 8/01/34	8/24 at 100.00	BB	872,066
1,530	5.875%, 8/01/44	8/24 at 100.00	BB	1,573,024
1,000	6.000%, 8/01/49	8/24 at 100.00	BB	1,026,250

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A:
2,390	5.500%, 8/01/33	8/23 at 100.00	B	1,745,513
4,120	5.650%, 8/01/43	8/23 at 100.00	B	2,845,890
2,395	5.750%, 8/01/47	8/23 at 100.00	B	1,648,143

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
1,075	5.000%, 1/01/34	1/24 at 100.00	N/R	1,097,328
1,675	5.250%, 1/01/44	1/24 at 100.00	N/R	1,715,652

5,485	New Jersey Economic Development Authority, Revenue Bonds, Gloucester Marine Terminal Project, Refunding Series 2006A, 6.625%, 1/01/37	1/16 at 100.00	N/R	5,499,206

15,730	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015WW, 5.250%, 6/15/40 (UB) (6)	6/25 at 100.00	A–	16,417,559

1,500	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A, 6.200%, 10/01/44	10/24 at 100.00	BB–	1,519,365

22,150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	BB–	23,974,492

795	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	BB–	797,425

11,425	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	12,454,964

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
3,000	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	3,341,850
7,625	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	8,493,869

5,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 5.500%, 6/01/33 (Alternative Minimum Tax)	6/23 at 101.00	BB–	6,128,514

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,660,740

2,400	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	2,935,128

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018:
$5,000	18.741%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA	$7,053,600
1,250	18.741%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA	1,763,400
1,815	18.717%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA	2,559,422

1,365	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,471,934

26,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	27,216,460

5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	5,538,750

2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	2,690,050

31,230	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA	33,631,900

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 11853-1, 21.713%, 6/01/16 – AGC Insured (Alternative Minimum Tax) (IF)	No Opt. Call	AA	2,005,953

2,650	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 11.813%, 12/01/24 (Alternative Minimum Tax) (IF) (6)	12/23 at 100.00	AA	2,750,223

37,995	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B–	30,808,626
221,380	Total New Jersey			225,223,789

	New Mexico – 0.5%

1,405	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/15 at 100.00	N/R	1,405,492

1,325	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,452,505

650	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	655,844

4,695	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 9/01/32	3/16 at 44.27	N/R	562,508

865	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	859,447

3,935	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	N/R	3,533,315

5,175	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	9/25 at 100.00	N/R	4,376,912

2,000	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	2,133,100

5,245	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB–	5,299,443

Nuveen Investments	89

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
$1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	$1,178,041
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,323,908

4,880	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43	No Opt. Call	N/R	5,176,362

18,855	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40	5/20 at 103.00	N/R	19,779,272
53,620	Total New Mexico			49,736,149

	New York – 6.5%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
19,430	0.000%, 7/15/32	No Opt. Call	BBB–	9,117,528
15,765	0.000%, 7/15/33	No Opt. Call	BBB–	6,920,204
5,220	0.000%, 7/15/35	No Opt. Call	BBB–	2,089,514
1,750	6.375%, 7/15/43	1/20 at 100.00	BBB–	2,003,750
17,410	0.000%, 7/15/45	No Opt. Call	BBB–	4,073,070

	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
800	5.250%, 11/01/29	11/24 at 100.00	BB	870,752
6,700	5.500%, 11/01/44	11/24 at 100.00	BB	7,147,024

	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014:
670	4.500%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	718,602
8,570	5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	9,139,905

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	505,125

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
935	5.000%, 5/01/38	5/23 at 100.00	BB+	981,946
2,500	4.250%, 5/01/42	No Opt. Call	BB+	2,385,200

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,836,633
1,930	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,078,629
3,065	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,301,036

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
2,000	6.500%, 12/01/21	12/18 at 100.00	Ba1	2,247,540
3,000	6.250%, 12/01/37	12/18 at 100.00	Ba1	3,275,070

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2015:
1,300	5.000%, 12/01/40	No Opt. Call	Ba1	1,367,691
3,400	5.000%, 12/01/45	No Opt. Call	Ba1	3,520,326

1,515	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A	1,664,576

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1030:
$1,890	22.514%, 3/15/35 (IF) (6)	3/24 at 100.00	AAA	$3,229,897
1,000	22.516%, 3/15/36 (IF) (6)	3/24 at 100.00	AAA	1,693,150
2,990	22.508%, 3/15/39 (IF) (6)	3/24 at 100.00	AAA	4,944,324
4,000	22.538%, 3/15/44 (IF) (6)	3/24 at 100.00	AAA	6,322,200

5,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2013A, 7.650%, 2/01/44	2/21 at 100.00	N/R	5,613,000

4,655	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Tender Option Bond Trust 2015-XF1004, 17.237%, 11/15/41 (IF) (6)	11/22 at 100.00	AA–	6,714,558

	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
2,870	5.000%, 7/01/40	7/25 at 100.00	BBB	3,112,515
5,155	5.000%, 7/01/45	7/25 at 100.00	BBB	5,556,162

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
4,960	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	5,229,427
5,600	8.000%, 8/01/28	8/16 at 101.00	N/R	5,915,784
9,300	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	9,788,622

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,425	5.625%, 10/01/17 (17)	No Opt. Call	N/R	864,513
12,570	5.750%, 10/01/27 (18)	10/17 at 100.00	N/R	4,481,205
28,560	5.750%, 10/01/37 (18)	10/17 at 100.00	N/R	10,181,640
61,500	5.875%, 10/01/46 (19)	10/17 at 102.00	N/R	21,924,750

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B:
1,410	5.000%, 12/01/31	12/16 at 100.00	BB	1,437,749
7,760	5.250%, 12/01/36	12/16 at 100.00	BB	7,945,309

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/26 – AMBAC Insured	1/17 at 100.00	BB+	1,036,370
1,045	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	1,075,953
3,625	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BB+	3,722,766
3,535	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	3,592,762
38,585	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	39,540,750

3,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	3,851,367

15,895	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Pre-refunded 11/30/15) (Alternative Minimum Tax)	11/15 at 100.00	BB (5)	15,937,440

2,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Pre-refunded 11/30/15) (Alternative Minimum Tax)	11/15 at 100.00	BB (5)	2,027,340

3,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 5.000%, 3/01/46 – FGIC Insured	9/16 at 100.00	BBB	3,063,090

Nuveen Investments	91

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Tender Option Bond Trust 2015-XF1011:
$2,155	22.303%, 6/15/44 (IF) (6)	6/21 at 100.00	AA+	$3,504,289
3,700	22.333%, 6/15/46 (IF) (6)	6/23 at 100.00	AA+	5,837,305

2,245	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0128, 21.922%, 6/15/19 (IF) (6)	No Opt. Call	AA+	3,647,586

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0129:
2,000	22.277%, 6/15/18 (IF) (6)	No Opt. Call	AA+	3,155,300
970	22.255%, 6/15/18 (IF) (6)	No Opt. Call	AA+	1,529,738
2,025	22.235%, 6/15/20 (IF) (6)	No Opt. Call	AA+	3,067,834
1,320	22.277%, 6/15/21 (IF) (6)	No Opt. Call	AA+	2,082,498

375	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 17.850%, 6/15/17 (IF)	No Opt. Call	AA+	553,440

	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 2015-XF1022:
1,970	22.064%, 6/15/43 (IF) (6)	6/21 at 100.00	AA+	3,244,826
1,000	22.053%, 6/15/44 (IF) (6)	6/21 at 100.00	AA+	1,627,000
400	22.053%, 6/15/45 (IF) (6)	6/22 at 100.00	AA+	606,400
2,265	22.048%, 6/15/45 (IF) (6)	6/22 at 100.00	AA+	3,433,446
1,600	22.053%, 6/15/47 (IF) (6)	6/23 at 100.00	AA+	2,512,800

10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second General Resolution, Fiscal Series 2012FF, 5.000%, 6/15/45 (UB)	6/22 at 100.00	AA+	11,032,000

	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2:
2,500	5.000%, 7/15/40 (UB)	7/25 at 100.00	AA	2,827,175
5,000	5.000%, 7/15/41 (UB)	7/25 at 100.00	AA	5,645,550

1,030	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015, Tender Option Bond Trust 2015-XF2051, 22.388%, 8/01/22 (IF) (6)	No Opt. Call	AAA	1,797,525

	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Tender Option Bond Trust 2015-XF1027:
2,500	17.067%, 11/15/44 (IF) (6)	11/21 at 100.00	A+	3,615,000
3,750	17.067%, 11/15/44 (IF) (6)	11/21 at 100.00	A+	5,422,500

	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 1190:
2,170	22.302%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	3,505,266
3,750	17.980%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	5,595,150
2,000	17.980%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	2,984,080

80,735	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	81,847,528

	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
30,980	5.150%, 11/15/34	11/24 at 100.00	N/R	32,239,647
54,695	5.375%, 11/15/40	No Opt. Call	N/R	57,470,224

117,400	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44	11/24 at 100.00	N/R	139,337,364

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$3,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	$3,557,250

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
1,000	18.525%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	1,421,880
1,875	18.525%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	2,666,025

2,530	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1014, 22.449%, 3/15/43 (IF) (6)	3/23 at 100.00	AAA	4,071,655

1,500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	Baa2	1,596,930

1,720	Otsego County Capital Resource Corporation, New York, Tax-Exempt Revenue Bonds, Hartwick College Project, Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	BBB–	1,810,696

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	AA–	17,352,000

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, Trust 2977, 14.027%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	AA–	2,087,494

5,020	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	N/R	5,172,307

90	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/16 at 100.00	N/R	90,011

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,000	5.000%, 6/01/26	6/16 at 100.00	BB–	1,013,070
3,355	5.000%, 6/01/34	6/16 at 100.00	B	3,228,718
12,760	5.125%, 6/01/42	6/16 at 100.00	B	11,876,370

8,381	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2014A, 5.000%, 11/01/44	5/24 at 101.00	Baa1	9,227,433

	Westchester County Local Development Corporation, New York, Revenue Bonds, Pace University, Series 2014A:
1,735	5.000%, 5/01/34	5/24 at 100.00	BB+	1,859,590
11,000	5.500%, 5/01/42	5/24 at 100.00	BB+	12,141,470

5,000	Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2005, 5.125%, 6/01/45	12/15 at 100.00	BB+	4,896,850

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/16 at 100.00	B+	1,001,810
748,916	Total New York			717,239,794

	North Carolina – 0.3%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	1,630,185

1,565	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 19.162%, 1/15/19 (IF)	No Opt. Call	AA–	2,298,515

Nuveen Investments	93

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$8,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	2/16 at 100.00	N/R	$8,006,800

1,898	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	2,019,472

1,600	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 5.375%, 3/01/40	3/25 at 100.00	N/R	1,615,424

8,345	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015B, 5.000%, 10/01/41 (WI/DD, Settling 11/19/15) (UB)	10/25 at 100.00	AA+	9,676,278

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35	6/18 at 100.00	BBB	1,063,060

2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 2015-XF0147, 22.567%, 6/01/20 (IF)	No Opt. Call	AA	3,161,600

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,874,368
1,195	5.600%, 10/01/36	10/16 at 100.00	N/R	1,217,000

2,720	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2014A, 5.250%, 1/01/41	1/24 at 100.00	N/R	2,811,936
32,623	Total North Carolina			36,374,638

	North Dakota – 0.2%

6,370	North Dakota Public Financing Authority, Capital Financing Program Revenue Bonds, Series 2015C, 5.000%, 6/01/40 (UB)	6/25 at 100.00	AA	7,114,780

10,130	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	10,519,093
16,500	Total North Dakota			17,633,873

	Ohio – 4.2%

2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 3352, 18.179%, 5/01/35 (IF)	5/22 at 100.00	AA–	3,396,000

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	1,162,458

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,000	5.375%, 6/01/24	6/17 at 100.00	B–	2,727,000
10,000	5.125%, 6/01/24	6/17 at 100.00	B–	8,981,800
75,465	5.875%, 6/01/30	6/17 at 100.00	B–	67,479,294
68,535	5.750%, 6/01/34	6/17 at 100.00	B–	60,079,152
23,255	6.000%, 6/01/42	6/17 at 100.00	B	20,363,706
61,065	5.875%, 6/01/47	6/17 at 100.00	B	52,782,754

41,780	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	38,236,220

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,405	5.750%, 12/01/34	12/22 at 100.00	N/R	2,421,546
4,285	6.000%, 12/01/43	12/22 at 100.00	N/R	4,314,181

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,625	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	$2,886,450

3,800	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Tender Option Bond Trust 2015-XF1005, 17.031%, 2/01/44 (IF) (6)	2/24 at 100.00	A	5,086,072

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
535	5.000%, 12/01/22	12/16 at 100.00	N/R	540,045
3,250	5.000%, 12/01/32	12/16 at 100.00	N/R	3,210,903

6,330	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33	6/23 at 100.00	N/R	6,647,766

23,595	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	23,742,941

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,764,400

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 19.710%, 5/01/29 (IF)	5/19 at 100.00	A+	2,612,963

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,860	5.000%, 2/15/27	2/23 at 100.00	BB+	1,997,212
8,685	5.000%, 2/15/33	2/23 at 100.00	BB+	9,022,933
18,460	5.000%, 2/15/44	2/23 at 100.00	BB+	18,877,381
7,000	5.000%, 2/15/48	2/23 at 100.00	BB+	7,099,680

20,150	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	CCC+	18,079,181

15,565	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	3/16 at 100.00	B–	15,588,503

7,302	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	2/16 at 100.00	B–	7,315,363

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,540	7.125%, 8/01/25 (Alternative Minimum Tax) (4)	8/16 at 100.00	N/R	1,805,400
11,000	7.250%, 8/01/34 (Alternative Minimum Tax) (4)	8/16 at 100.00	N/R	5,610,000

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2013D:
477	10.635%, 8/01/25 (4), (7)	2/16 at 100.00	N/R	—
1,507	10.820%, 8/01/34 (4), (7)	2/16 at 100.00	N/R	—

1,004	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax) (4)	8/16 at 100.00	N/R	120,415

	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A:
1,500	6.500%, 7/01/34	7/24 at 100.00	N/R	1,564,380
3,000	6.750%, 7/01/43	7/24 at 100.00	N/R	3,101,940
5,000	7.000%, 7/01/49	7/24 at 100.00	N/R	5,193,700

Nuveen Investments	95

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
$2,240	5.750%, 12/01/32	12/22 at 100.00	BB	$2,404,662
12,000	6.000%, 12/01/42	12/22 at 100.00	BB	12,952,920

1,200	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015, 5.500%, 12/01/43	12/24 at 100.00	BB	1,260,312

11,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/16 at 100.00	B–	11,300,339

1,525	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/16 at 100.00	BBB+	1,534,684

27,585	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	27,738,924

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	58,515
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	91,632

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (4)	7/17 at 102.00	N/R	50
534,860	Total Ohio			462,153,777

	Oklahoma – 0.9%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	9,662,634

3,380	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	3,420,323

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,376,881
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,132,602

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Series 2010A:
7,510	7.250%, 11/01/40	5/20 at 100.00	N/R	8,240,798
10,760	7.250%, 11/01/45	5/20 at 100.00	N/R	11,784,352

31,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, 5.500%, 6/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	33,721,380

5,250	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001A, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	5,652,150

15,705	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	16,812,517

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
2,085	6.000%, 5/01/25	5/16 at 103.00	N/R	2,160,102
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,766,854
93,680	Total Oklahoma			98,730,593

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 0.3%

$3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	$3,038,520

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (5)	1,099,368
2,670	8.250%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (5)	3,282,258

5,325	Lane County School District 19, Springfield, Oregon, General Obligation Bonds, Deferred Interest Series 2015B, 0.000%, 6/15/40	No Opt. Call	AA+	1,913,113

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	4/16 at 100.00	N/R	486,510
130	5.000%, 10/01/21	1/16 at 100.00	N/R	125,242
735	5.350%, 10/01/31	4/16 at 100.00	N/R	635,944

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	9/20 at 100.00	BB+	1,719,952

5,225	Oregon State Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2015C, 5.000%, 10/01/45	10/25 at 100.00	AA	5,867,623

1,940	Oregon State Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 7.000%, 11/01/37	No Opt. Call	N/R	2,034,944

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	B–	8,288,194

3,125	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.375%, 7/01/45	7/25 at 100.00	N/R	3,141,125

2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	2,487,068

850	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	868,921
36,750	Total Oregon			34,988,782

	Pennsylvania – 2.5%

3,825	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.875%, 5/01/30	11/19 at 100.00	BB–	3,931,450

7,620	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB–	7,928,839

7,615	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	6,765,166

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
1,250	6.750%, 11/01/31	11/21 at 100.00	BBB–	1,429,325
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB–	2,880,900

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	2,054,945

Nuveen Investments	97

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,505	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	$1,585,412

4,560	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,611,528

2,110	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Tender Option Bond Trust 2015-XF2049, 22.408%, 5/01/20 (IF) (6)	No Opt. Call	AA–	2,919,966

	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A:
1,295	4.875%, 3/15/27	3/17 at 100.00	BBB–	1,303,482
1,000	5.000%, 3/15/37	3/17 at 100.00	BBB–	1,003,760

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
4,925	5.500%, 10/15/25	4/16 at 100.00	N/R	5,028,474
12,180	5.750%, 10/15/37	4/16 at 100.00	N/R	12,418,606

9,500	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BBB–	9,782,910

	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014:
1,600	5.000%, 10/01/39	10/24 at 100.00	BBB–	1,682,592
785	5.000%, 10/01/44	10/24 at 100.00	BBB–	818,127

1,595	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	Baa3	1,654,414

1,000	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/39	No Opt. Call	BBB–	1,037,250

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
7,210	5.875%, 7/01/31	7/16 at 100.00	N/R	7,280,658
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	4,492,377

3,880	Lehigh County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, West Hills Business Center Project, Series 2014, 6.500%, 7/01/32	7/23 at 100.00	N/R	4,289,573

6,695	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	6,957,444

1,440	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.390%, 8/01/38 (Pre-refunded 8/01/20) (IF) (6)	8/20 at 100.00	AA (5)	2,487,168

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	1,068,010

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Mortgage Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2008, 7.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	N/R (5)	1,135,180

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bonds Trust 1192:
$945	17.784%, 2/15/31 (IF) (6)	8/23 at 100.00	Aa1	$1,501,936
1,340	17.813%, 2/15/32 (IF) (6)	8/23 at 100.00	Aa1	2,110,956
1,410	17.799%, 2/15/33 (IF) (6)	8/23 at 100.00	Aa1	2,199,487
1,480	17.830%, 2/15/34 (IF) (6)	8/23 at 100.00	Aa1	2,283,758

1,071	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	12/15at 100.00	N/R	973,248

21	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23	12/15 at 100.00	N/R	20,575

5,500	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	5,973,495

900	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc. Series 2002A, 7.500%, 2/15/29	2/16 at 100.00	N/R	632,367

49,050	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/15 at 100.00	B–	49,050,000

14,790	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	Ba3	15,511,013

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,106,180

2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	B+	2,441,731

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 3252:
1,205	21.609%, 2/15/19 (IF)	No Opt. Call	AA–	2,034,534
750	21.111%, 2/15/19 (IF)	No Opt. Call	AA–	1,246,245

4,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	4,420,960

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/17 at 100.00	Baa3	1,012,370

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (4)	1/16 at 100.00	N/R	3,235,842

2,050	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,253,073

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
155	5.800%, 5/01/16	No Opt. Call	BB+	156,392
1,380	6.050%, 5/01/23	5/16 at 100.00	BB+	1,389,053
985	6.250%, 5/01/33	5/16 at 100.00	BB+	989,748

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Tacony Academy Charter School, Series of 2014:
1,000	6.875%, 6/15/33	6/23 at 100.00	BB+	1,120,110
6,070	7.375%, 6/15/43	6/23 at 100.00	BB+	6,967,996

Nuveen Investments	99

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B, 5.500%, 7/01/26	7/17 at 100.00	BBB–	$3,107,190

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A:
1,000	5.625%, 7/01/36	No Opt. Call	BBB–	1,079,060
37,455	5.625%, 7/01/42	7/22 at 100.00	BBB–	40,191,462

1,000	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Refunding Series 2006, 4.800%, 9/15/30 – RAAI Insured	3/16 at 100.00	AA	947,450

550	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	3/16 at 100.00	AA–	545,798

	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007:
90	5.000%, 6/01/22 – RAAI Insured	6/17 at 100.00	AA	90,003
3,245	5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	AA	3,250,614

4,490	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	4,713,782

5,980	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	6,093,680

2,695	Scranton, Pennsylvania, General Obligation Bonds, Series 2013A, 7.250%, 9/01/23	No Opt. Call	N/R	2,756,230

1,135	Scranton, Pennsylvania, General Obligation Notes, Series 2012B, 8.500%, 9/01/22	No Opt. Call	N/R	1,191,568

465	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 6.875%, 8/01/31	8/21 at 100.00	A–	549,686
257,302	Total Pennsylvania			269,695,148

	Rhode Island – 0.2%

11,050	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	13,093,808

	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A:
2,370	5.500%, 9/01/28	9/23 at 100.00	BBB	2,600,293
2,500	6.000%, 9/01/33	9/23 at 100.00	BBB	2,788,825

1,890	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 18.528%, 10/01/26 (IF)	10/16 at 100.00	AA+	1,958,947

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,647,433
19,360	Total Rhode Island			22,089,306

	South Carolina – 0.5%

816	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	775,785

	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Tender Option Bond Trust 2015-XF-0145:
510	22.272%, 5/30/22 (IF)	No Opt. Call	AA–	817,341
500	22.444%, 5/30/22 (IF)	No Opt. Call	AA–	795,175
1,000	22.444%, 5/30/22 (IF)	No Opt. Call	AA–	1,516,500

5,229	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	1,568,386

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	$4,216,557

3,555	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	3,557,417

1,890	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	1,921,506

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
2,285	5.250%, 10/01/26	11/16 at 100.00	N/R	2,286,805
4,465	5.300%, 10/01/35	11/16 at 100.00	N/R	4,468,349

	South Carolina Jobs and Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013:
750	5.000%, 5/01/43	5/23 at 100.00	N/R	769,860
1,255	5.125%, 5/01/48	5/23 at 100.00	N/R	1,288,872

2,000	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45	11/24 at 100.00	N/R	2,164,260

165	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Taxable Series 2014B, 8.000%, 11/15/19	No Opt. Call	N/R	166,701

3,000	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.250%, 8/15/46	No Opt. Call	BB	2,996,220

	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
1,370	7.000%, 11/01/33	11/24 at 100.00	N/R	1,492,053
11,515	7.250%, 11/01/45	11/24 at 100.00	N/R	12,647,846

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
2,100	5.500%, 5/01/28	5/17 at 100.00	N/R	2,142,420
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	1,013,490

15,055	South Carolina JOBS Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, Viva Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (Alternative Minimum Tax)	1/22 at 100.00	N/R	12,925,771
72,518	Total South Carolina			59,531,314

	South Dakota – 0.1%

6,400	Lower Brule Sioux Tribe, South Dakota, Tribal Purpose Refunding Bonds, Series 2014C, 6.000%, 3/01/32	3/24 at 100.00	N/R	6,533,888

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 1018:
1,250	19.016%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	1,785,800
250	19.016%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	357,160
2,905	19.008%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	4,149,647
10,805	Total South Dakota			12,826,495

Nuveen Investments	101

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.5%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond 2015-XF1023:
$2,545	17.708%, 1/01/40 (IF) (6)	1/23 at 100.00	A+	$3,539,688
2,500	17.716%, 1/01/45 (IF) (6)	1/23 at 100.00	A+	3,451,300
865	17.612%, 1/01/45 (IF) (6)	1/23 at 100.00	A+	1,193,674

4,065	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	4,350,607

	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
4,185	5.250%, 5/01/25	11/24 at 100.00	N/R	4,200,526
47,900	6.000%, 5/01/34	11/24 at 100.00	N/R	48,058,070

4,565	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A, 5.875%, 3/01/44	3/24 at 100.00	A	5,058,887

1,250	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Fixed Rate Revenue Refunding Bonds, Trezevant Manor, Series 2013A, 5.375%, 9/01/41	9/23 at 100.00	N/R	1,264,038

76,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	87,654,966

12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37 (4)	7/17 at 100.00	N/R	8,983,181
156,415	Total Tennessee			167,754,937

	Texas – 4.6%

215	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB+	234,724

23,850	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	BB	24,535,926

1,590	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	1/16 at 100.00	N/R	1,597,091

8,395	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	8,937,989

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31	8/21 at 100.00	BB–	1,584,656
3,525	7.750%, 8/15/41	8/21 at 100.00	BB–	3,563,987

9,860	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax) (4)	1/16 at 100.00	C	566,950

1,020	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/16)	1/16 at 100.00	N/R	58,650

8,875	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax) (4)	4/16 at 100.00	CC	510,313

10,925	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (4)	4/16 at 100.00	C	628,188

13,650	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2006, 5.000%, 3/01/41 (Alternative Minimum Tax) (4)	3/16 at 100.00	C	784,875

8,670	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (4)	3/16 at 100.00	C	498,525

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$40,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (4)	7/18 at 100.00	N/R	$2,300,000

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014:
1,450	6.625%, 9/01/32	9/22 at 103.00	N/R	1,482,451
3,400	7.000%, 9/01/40	9/22 at 103.00	N/R	3,474,766

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014:
2,025	7.250%, 9/01/32	9/22 at 103.00	N/R	2,069,003
3,500	7.625%, 9/01/40	9/22 at 103.00	N/R	3,574,760

1,100	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.875%, 9/01/40	9/20 at 103.00	N/R	1,070,498

	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015:
1,750	6.000%, 9/01/30	9/22 at 103.00	N/R	1,714,528
5,000	6.250%, 9/01/40	9/22 at 103.00	N/R	4,870,450

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,225	0.000%, 1/01/28	No Opt. Call	BBB+	1,350,531
4,000	0.000%, 1/01/29	No Opt. Call	BBB+	2,297,480

20,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.750%, 1/01/41	1/21 at 100.00	BBB	23,925,400

1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/42	1/23 at 100.00	BBB	1,064,440

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
60	7.750%, 2/15/18	No Opt. Call	B+	62,849
7,500	9.000%, 2/15/38	2/18 at 100.00	B+	7,975,650

900	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A, 4.400%, 12/01/47	12/22 at 100.00	BBB–	844,137

1,455	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.600%, 12/01/49	12/24 at 100.00	BBB–	1,413,489

2,430	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	BBB– (5)	2,715,962

6,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43	8/23 at 100.00	BBB–	6,811,937

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
1,000	6.625%, 9/01/31	9/23 at 100.00	N/R	1,209,440
7,010	6.375%, 9/01/42	9/23 at 100.00	N/R	8,182,142

11,875	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	12,517,675

	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014:
1,400	6.500%, 9/01/36	No Opt. Call	N/R	1,450,260
2,000	6.750%, 9/01/43	No Opt. Call	N/R	2,058,440

Nuveen Investments	103

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	$3,471,300

6,900	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Series 2012C, 5.000%, 7/01/42	No Opt. Call	BB–	6,879,369

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	BB+	2,534,605

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
860	8.625%, 9/01/29	9/19 at 100.00	N/R	948,838
8,380	9.000%, 9/01/38	9/19 at 100.00	N/R	9,239,201

	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014:
500	6.625%, 9/01/37	9/22 at 100.00	N/R	508,980
525	6.750%, 9/01/44	9/22 at 100.00	N/R	534,392

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 7.000%, 9/01/33	9/22 at 100.00	N/R	508,865

2,500	Harris County Cultural Education Facilities Finance Corporation, Texas, First Mortgage Revenue Bonds, Brazos Presbyterian Homes, Inc. Project, Series 2013B, 7.000%, 1/01/43	1/23 at 100.00	BB+	2,966,025

2,836	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	11/15 at 100.00	N/R	2,838,420

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,875	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	1,371,675
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	AA–	10,638,310
4,920	0.000%, 11/15/26	No Opt. Call	AA–	3,100,781
5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	AA–	2,986,750
12,075	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	AA–	6,823,220
10,525	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	AA–	5,653,714
14,715	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	7,506,857
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	AA–	2,439,150
1,910	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	869,451
180	0.000%, 11/15/33	11/31 at 88.44	AA–	76,446
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	AA–	828,734
35	0.000%, 11/15/35	11/31 at 78.18	AA–	13,038
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	1,457,123
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	AA–	498,080
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	AA–	592,259
1,130	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	AA–	325,745
10,045	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	AA–	2,677,394
5,460	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	1,366,638

1,840	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	491,887

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	44,384
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	AA–	252,019
1,420	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	AA–	552,834
215	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	AA–	79,191

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)
$555	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	$191,747
10,000	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	AA–	2,873,100
17,675	0.000%, 11/15/39	11/24 at 41.26	AA–	4,780,734

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
1,180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	503,435
27,155	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	8,803,923
10,750	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	AA	3,092,883

9,190	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	9,280,430

3,685	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32 (Pre-refunded 12/17/15)	12/15 at 100.00	N/R (5)	3,691,375

8,220	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	8,388,510

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (Alternative Minimum Tax)	7/21 at 100.00	BB–	8,079,470

7,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (Alternative Minimum Tax)	7/25 at 100.00	BB–	7,876,125

2,650	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29	7/24 at 100.00	BB–	2,836,375

41,155	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	43,601,665

	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014:
775	5.750%, 9/01/38	9/19 at 103.00	N/R	768,126
750	5.875%, 9/01/44	9/19 at 103.00	N/R	742,725

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phases 2 -5 Major Improvement Project:
2,765	7.150%, 9/01/27	3/18 at 103.00	N/R	2,880,439
1,475	7.400%, 9/01/28	3/20 at 103.00	N/R	1,553,765

	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
870	6.900%, 9/01/32	3/18 at 103.00	N/R	906,575
1,215	7.150%, 9/01/37	3/18 at 103.00	N/R	1,265,726

	McClendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015:
500	5.375%, 9/15/35	9/23 at 100.00	N/R	492,765
400	5.500%, 9/15/40	9/23 at 100.00	N/R	393,584

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A:

1,215	4.750%, 4/01/34	4/24 at 100.00	BBB–	1,236,457
7,260	5.000%, 4/01/44	No Opt. Call	BBB–	7,462,990

Nuveen Investments	105

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,310	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing NCCD College Station Properties-Texas A&M University, Series 2015A., 5.000%, 7/01/35	7/25 at 100.00	BBB–	$2,414,551

1,500	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	2/16 at 100.00	BBB–	1,548,435

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015, 20.346%, 1/01/38 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	A2 (5)	17,525,971

18,240	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	11/15 at 100.00	BB–	18,301,834

3,605	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Baa2	3,770,037

9,400	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	11/15 at 100.00	BB–	9,431,866

	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012:
6,280	7.000%, 12/15/32	No Opt. Call	N/R	5,904,519
3,800	7.250%, 12/15/42	No Opt. Call	N/R	3,561,132
14,375	7.250%, 12/15/47	12/21 at 100.00	N/R	13,382,838

4,030	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46	11/21 at 100.00	N/R	4,671,818

3,300	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014A, 7.750%, 11/15/44	11/24 at 100.00	N/R	3,861,792

5,945	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (4)	11/15 at 100.00	C	341,838

4,095	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax)	12/15 at 100.00	C	235,463

2,285	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22 (4)	1/16 at 100.00	C	131,388

1,575	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22 (4)	1/16 at 100.00	C	90,563

2,500	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2014, 5.625%, 11/15/41	11/24 at 100.00	BB	2,588,125

2,075	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,338,982

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	1,669,289

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A–	117,700

1,900	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	2,216,236

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
$8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	$10,379,529
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,294,625
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	12,347,920

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
6,665	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	8,279,130
3,660	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	4,451,768

3,370	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/15 at 100.00	BB	3,273,180

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	BBB–	6,316,915

980	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax) (4)	11/15 at 100.00	C	56,350

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
3,610	5.250%, 11/01/32	11/17 at 100.00	Baa3	3,613,032
5,435	5.375%, 11/01/37	11/17 at 100.00	Baa3	5,441,848

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,025	6.125%, 9/01/35	9/25 at 100.00	N/R	3,007,183
2,280	6.250%, 9/01/40	9/25 at 100.00	N/R	2,262,718
4,545	6.375%, 9/01/45	9/25 at 100.00	N/R	4,523,457
675,501	Total Texas			502,068,793

	Utah – 0.5%

1,800	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,019,078

845	Provo, Utah, Charter School Revenue Bonds, Freedom Academy Foundation, Series 2007, 5.500%, 6/15/37	6/17 at 100.00	N/R	850,940

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,145	5.550%, 11/15/26	11/16 at 100.00	N/R	1,155,042
9,195	5.700%, 11/15/36	11/16 at 100.00	N/R	9,238,492

2,580	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 6.000%, 4/15/45	4/20 at 100.00	N/R	2,684,000

2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BB+	2,190,260

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
1,730	6.500%, 10/15/33	10/18 at 100.00	BB+	1,811,621
2,650	6.750%, 10/15/43	10/18 at 100.00	BB+	2,781,546

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
1,765	6.250%, 6/15/28	6/17 at 100.00	N/R	1,808,031
2,975	6.500%, 6/15/38	6/17 at 100.00	N/R	3,038,011

Nuveen Investments	107

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
$2,015	8.000%, 7/15/30	7/18 at 102.00	N/R	$2,181,600
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	4,230,151

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,894,678

	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A:
1,130	5.750%, 7/15/22	7/17 at 100.00	N/R	1,147,504
1,530	5.875%, 7/15/27	7/17 at 100.00	N/R	1,544,413
3,475	6.000%, 7/15/37	7/17 at 100.00	N/R	3,503,182

4,100	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	4,210,126
47,990	Total Utah			50,288,675

	Virgin Islands – 0.0%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	1,398,509

	Virginia – 1.2%

20,000	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 6.350%, 11/01/44	11/24 at 100.00	N/R	20,112,800

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,210	6.250%, 3/01/18 (20)	3/16 at 100.00	N/R	1,426,577
5,398	6.600%, 3/01/25 (21)	3/16 at 100.00	N/R	3,485,489
3,225	6.750%, 3/01/34 (22)	3/16 at 100.00	N/R	2,082,802

	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015:
1,100	5.150%, 3/01/35	3/25 at 100.00	N/R	1,122,649
1,865	5.400%, 3/01/45	3/25 at 100.00	N/R	1,903,102

720	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A, 6.250%, 12/01/38	11/18 at 100.00	N/R	597,665

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R	3,077,663
11,500	5.625%, 12/01/39	12/15 at 100.00	N/R	8,886,855

11,300	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	12,153,376

6,675	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45 (WI/DD, Settling 11/04/15)	3/25 at 100.00	N/R	6,688,817

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	N/R	5,738,208
5,265	5.000%, 12/01/47	12/23 at 100.00	N/R	5,382,515

280	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	12/15 at 100.00	BB–	280,717

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$6,000	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45	3/25 at 100.00	N/R	$5,926,800

7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	7,512,820

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA	1,556,020
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA	2,398,651
4,600	0.000%, 10/01/39 – AGC Insured	No Opt. Call	BBB+	1,522,646
17,560	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	6,297,543

4,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation, Second Senior Lien Series 2010A, 0.000%, 10/01/37	No Opt. Call	BBB+	1,443,280

4,650	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	4,321,896

	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc. – Harbor’s Edge Project, Refunding Series 2014:
5,250	5.375%, 1/01/46	1/25 at 100.00	N/R	5,301,608
5,000	5.000%, 1/01/46	1/25 at 100.00	N/R	4,804,100

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
1,236	6.350%, 9/01/28	9/17 at 100.00	N/R	1,303,918
9,360	6.450%, 9/01/37	9/17 at 100.00	N/R	9,856,642

2,340	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006, 5.250%, 6/15/37	6/16 at 100.00	Baa1	2,364,196

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	730,496
153,869	Total Virginia			128,279,851

	Washington – 1.4%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (6)	6/19 at 100.00	AA	1,798,315

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B:
2,500	19.483%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	3,737,600
750	19.483%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	1,121,280

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,148,606

	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A:
2,225	5.000%, 12/01/30	No Opt. Call	N/R	2,256,595
5,795	5.000%, 12/01/38	No Opt. Call	N/R	5,763,301

	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A:
1,500	6.000%, 12/01/35	No Opt. Call	N/R	1,487,460
5,500	6.250%, 12/01/45	No Opt. Call	N/R	5,477,450

Nuveen Investments	109

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
$1,450	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	$1,483,046
3,660	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	3,722,476

1,580	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	2,057,207

6,800	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	BB+	7,108,176

4,130	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	4,150,691

7,960	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/16 at 100.00	N/R	7,954,508

	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bonds Trust 2015-XF1018:
500	17.831%, 8/15/40 (IF) (6)	8/25 at 100.00	AA–	729,240
2,125	17.831%, 8/15/45 (IF) (6)	8/25 at 100.00	AA–	3,040,025

4,750	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014C, 5.000%, 10/01/44 (UB) (6)	10/24 at 100.00	AA	5,253,358

13,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, 5.000%, 10/01/38 (UB) (6)	10/24 at 100.00	AA	14,514,240

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0132:
1,640	22.277%, 10/01/22 (IF) (6)	No Opt. Call	AA	2,548,642
1,060	22.277%, 10/01/22 (IF) (6)	No Opt. Call	AA	1,621,641
600	22.277%, 10/01/22 (IF) (6)	No Opt. Call	AA	917,910

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0148:
2,500	18.351%, 10/01/44 (IF) (6)	10/24 at 100.00	AA	3,559,700
1,190	18.214%, 10/01/44 (IF) (6)	10/24 at 100.00	AA	1,693,346
3,740	18.334%, 10/01/44 (IF) (6)	10/24 at 100.00	AA	5,323,703

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0150:
1,510	18.074%, 10/01/42 (IF) (6)	10/22 at 100.00	AA	2,171,425
630	18.032%, 10/01/42 (IF) (6)	10/22 at 100.00	AA	906,192
785	17.948%, 10/01/42 (IF) (6)	10/22 at 100.00	AA	1,127,496

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Tender Option Bond Trust 2015-XF0153:
3,685	17.980%, 12/06/18 (IF) (6)	No Opt. Call	Aa2	5,171,898
2,500	17.985%, 10/01/40 (IF) (6)	10/20 at 100.00	Aa2	3,509,100
1,750	17.985%, 10/01/40 (IF) (6)	10/20 at 100.00	Aa2	2,456,370
935	17.887%, 10/01/42 (IF) (6)	10/22 at 100.00	Aa2	1,269,805
945	18.062%, 10/01/42 (IF) (6)	10/22 at 100.00	Aa2	1,282,932

1,200	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.250%, 10/01/46	4/22 at 100.00	Baa1	1,285,284

1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 1095, 17.203%, 8/15/42 (IF) (6)	8/22 at 100.00	AA–	1,492,920

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
$1,875	19.366%, 10/01/39 (IF) (6)	4/20 at 100.00	AA	$2,650,125
1,520	19.245%, 10/01/39 (IF) (6)	4/20 at 100.00	AA	2,147,851

14,025	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26	No Opt. Call	N/R	13,843,162

1,705	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45	7/25 at 100.00	N/R	1,760,344

	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,130	6.500%, 10/01/32	No Opt. Call	N/R	2,309,666
18,225	6.750%, 10/01/47	No Opt. Call	N/R	19,782,691

2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,716,844
134,805	Total Washington			154,352,621

	West Virginia – 0.5%

7,828	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	No Opt. Call	N/R	8,203,822

3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 6.500%, 7/01/33	7/23 at 100.00	Ba1	3,695,106

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	367,599

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R	1,762,569

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
13,180	6.500%, 10/01/38	10/18 at 100.00	N/R	13,724,729
22,435	6.750%, 10/01/43	10/18 at 100.00	N/R	23,497,297
48,808	Total West Virginia			51,251,122

	Wisconsin – 1.5%

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	9,230,483

2,560	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 5.500%, 3/01/45	3/25 at 100.00	BB+	2,569,062

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A:
1,000	5.375%, 7/01/35	7/25 at 100.00	N/R	990,340
1,590	5.625%, 7/01/45	7/25 at 100.00	N/R	1,572,892

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–	714,952
500	7.125%, 7/01/42	7/19 at 100.00	BBB–	542,580

4,535	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Palm Beach Maritime Academy, Series 2014A, 7.000%, 5/01/40 (4)	5/24 at 100.00	N/R	4,533,866

Nuveen Investments	111

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,900	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A, 6.000%, 2/01/45	2/25 at 100.00	N/R	$1,821,606

11,685	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	12,043,262

	Public Finance Authority of Wisconsin, for the Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,740	5.000%, 10/01/34	10/22 at 100.00	BB+	1,762,255
1,085	5.125%, 10/01/45	10/22 at 100.00	BB+	1,092,487

1,725	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc Project, Refunding Series 2015A, 5.000%, 9/01/38	9/24 at 100.00	BB	1,726,104

	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012:
4,475	5.500%, 4/01/32	No Opt. Call	BB–	4,540,156
4,250	5.750%, 4/01/42	No Opt. Call	BB–	4,318,255

4,410	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB–	4,533,921

3,030	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB–	3,272,218

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
1,100	6.000%, 10/01/32	10/22 at 100.00	BB+	1,179,563
3,275	6.200%, 10/01/42	10/22 at 100.00	BB+	3,512,241

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
1,650	5.500%, 5/01/34	5/24 at 100.00	N/R	1,734,563
2,635	5.750%, 5/01/39	5/24 at 100.00	N/R	2,769,596

3,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 2015-XF2044, 18.065%, 5/15/20 (IF) (6)	No Opt. Call	AA+	5,516,394

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Tender Option Bond Trust 1191, 18.207%, 4/15/35 (IF) (6)	4/23 at 100.00	A2	3,553,500

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,345,405

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 19.180%, 8/15/37 (IF) (6)	2/20 at 100.00	AA	3,948,560

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 18.942%, 4/01/17 (IF) (6)	No Opt. Call	AA–	1,267,170

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Tender Option Bond Trust 2015-XF1028:
2,500	17.066%, 11/15/44 (IF) (6)	11/22 at 100.00	A+	3,360,600
380	17.066%, 11/15/44 (IF) (6)	11/22 at 100.00	A+	510,811
750	17.066%, 11/15/44 (IF) (6)	11/22 at 100.00	A+	1,008,180

112	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
$1,000	5.750%, 5/01/35 (Pre-refunded 5/01/21)		5/21 at 100.00	N/R (5)	$1,233,130
3,925	6.000%, 5/01/41 (Pre-refunded 5/01/21)		5/21 at 100.00	N/R (5)	4,891,924

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38		12/19 at 100.00	AA–	550,180

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113:
9,750	15.982%, 8/15/30 (IF)		8/16 at 100.00	A–	10,527,660
3,535	16.465%, 8/15/31 (IF)		8/16 at 100.00	A–	3,837,066
3,750	16.476%, 8/15/34 (IF)		8/16 at 100.00	A–	4,038,600

	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A:
2,655	8.375%, 6/01/37		No Opt. Call	N/R	3,144,237
42,905	8.625%, 6/01/47		6/22 at 100.00	N/R	51,140,615

3,640	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012B, 8.375%, 6/01/20		12/15 at 100.00	N/R	3,652,194
149,470	Total Wisconsin				167,986,628
$11,706,633	Total Municipal Bonds (cost $10,476,845,850)				10,933,416,731

Shares	Description (1)				Value

	COMMON STOCKS – 1.3%

	Airlines – 1.3%

3,138,890	American Airlines Group Inc. (24)				$145,079,496

	Containers & Packaging – 0.0%

21,692	WestRock Company (25)				1,166,162
	Total Common Stocks (cost $47,172,781)				146,245,658

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Real Estate Management & Development – 0.0%

$3,000	AAF Holdings LLC, 144A	12.000%	7/01/19	N/R	$3,150,000

	Transportation – 0.0%

68	Las Vegas Monorail Company, Senior Interest Bonds (7), (26)	5.500%	7/15/19	N/R	3,389

18	Las Vegas Monorail Company, Senior Interest Bonds (7), (26)	3.000%	7/15/55	N/R	721
86	Total Transportation				4,110
$3,086	Total Corporate Bonds (cost $3,172,689)				3,154,110
	Total Long-Term Investments (cost $10,527,191,320)				11,082,816,499

Nuveen Investments	113

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.2%

	MUNICIPAL BONDS – 0.2%

	California – 0.2%

$13,795	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/15/15 (7)	No Opt. Call	N/R	$13,832,798

1,340	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/15/15 (7)	No Opt. Call	N/R	1,343,672

2,040	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/15/15 (7)	No Opt. Call	N/R	2,045,589
$17,175	Total Short-Term Investments (cost $17,175,000)			17,222,059
	Total Investments (cost $10,544,366,320) – 101.2%			11,100,038,558
	Floating Rate Obligations – (3.2)%			(347,237,000)
	Other Assets Less Liabilities – 2.0% (27)			219,416,174
	Net Assets – 100%			$10,972,217,732

Investments in Derivatives as of October 31, 2015

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (28)	Current Credit Spread (29)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup	Commonwealth of Puerto Rico	Buy	N/A	$19,000,000	5.000%	12/20/19	$5,562,529	$1,708,876
Goldman Sachs	Assured Guaranty Municipal Corp.	Buy	3.10%	19,750,000	5.000	9/20/20	(1,827,097)	(905,825)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	N/A	4,155,000	5.000	9/20/19	1,193,892	487,542
Goldman Sachs	Markit MCDX NA 21	Buy	1.01%	54,750,000	1.000	12/20/18	(44,894)	(301,750)
Goldman Sachs	Markit MCDX NA 24	Buy	0.90%	24,750,000	1.000	6/20/20	(132,098)	(142,347)
				$122,405,000			$4,752,332	$846,496

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (30)	Termination Date	Unrealized Appreciation (Depreciation)
Citigroup	$50,000,000	Receive	Weekly USD-SIFMA	2.900%	Quarterly	12/15/15	12/15/44	$(7,580,659)
JPMorgan	36,000,000	Receive	Weekly USD-SIFMA	3.085	Quarterly	11/16/15	11/16/39	(6,659,716)
JPMorgan	50,000,000	Receive	Weekly USD-SIFMA	2.948	Quarterly	1/15/16	1/15/44	(7,929,876)
Morgan Stanley	60,000,000	Receive	Weekly USD-SIFMA	2.085	Quarterly	11/15/16	11/15/32	(341,393)
	$196,000,000							$(22,511,644)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

114	Nuveen Investments

(8)	On June 3, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.375% to 3.825%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.825% to 5.100%.

(9)	On July 28, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.000% to 3.600%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.600% to 4.800%.

(10)	On July 28, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.125% to 3.675%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.675% to 4.900%.

(11)	On June 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security’s interest rate of accrual from 7.250% to 1.813%. On May 7, 2015, the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(12)	On December 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.750% to 0.775%.

(13)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.800% to 4.350%.

(14)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700%. On November 11, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.700% to 4.275%.

(15)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(16)	On February 8, 2011, the Fund’s Adviser ceased accruing additional income and “wrote-off” any remaining recorded balances on the Fund’s records. Effective March 1, 2011, the Fund’s resumed accruing income at an annual interest rate of 4.500%.

(17)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.625% to 2.250%.

(18)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(19)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(20)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.

(21)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.600% to 4.950%.

(22)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.750% to 5.063%.

(23)	Principal Amount (000) rounds to less than $1,000.

(24)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(25)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(26)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(27)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(28)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(29)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(30)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

N/A	Not Applicable

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-SIFMA	United States Dollar-Securities Industry and Financial Market Association

See accompanying notes to financial statements.

Nuveen Investments	115

Nuveen Short Duration High Yield Municipal Bond Fund

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.2%

	MUNICIPAL BONDS – 97.2%

	National – 0.2%

$4,819	Municipal Tax Exempt Asset Trust, Trust Receipt, Series 2010-7 Loma Linda University Behavioral Medicine Center, Inc., 4.390%, 12/01/26	No Opt. Call	N/R	$4,786,231

	Alabama – 2.1%

10,170	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	12/15 at 100.00	B3	10,211,697

3,745	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	12/15 at 100.00	B3	3,760,354

2,445	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 5.350%, 9/01/27	9/25 at 100.00	N/R	2,464,169

100	Bessemer Governmental Utility Services Corporation, Alabama, Water Supply Revenue Bonds, Series 2008A, 3.750%, 6/01/17	No Opt. Call	A2	103,202

10,000	Industrial Development Board of the City of Selma, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	9,903,300

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
45	5.125%, 4/01/18 – AMBAC Insured	4/16 at 100.00	B1	45,100
610	5.125%, 4/01/20 – AMBAC Insured	4/16 at 100.00	B1	610,213
100	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B1	99,111

	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A:
500	5.000%, 4/01/22 – NPFG Insured	4/16 at 100.00	AA–	500,170
5,500	5.000%, 4/01/23 – NPFG Insured	4/16 at 100.00	AA–	5,501,155

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
500	5.000%, 4/01/18 – NPFG Insured	4/16 at 100.00	AA–	500,575
1,000	5.000%, 4/01/20 – NPFG Insured	4/16 at 100.00	AA–	1,000,730
25	5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	AA–	25,011

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
300	5.250%, 1/01/16	12/15 at 100.00	A–	301,746
525	5.250%, 1/01/18 – AGM Insured	1/16 at 100.00	AA	528,055
150	5.250%, 1/01/19 – AGM Insured	1/16 at 100.00	AA	150,873
5,315	5.250%, 1/01/20	1/16 at 100.00	A–	5,345,933
10,000	5.500%, 1/01/22	1/16 at 100.00	A–	10,058,200
150	5.500%, 1/01/22 – AGM Insured	1/16 at 100.00	AA	150,873
1,785	5.250%, 1/01/23	1/16 at 100.00	A–	1,795,389
1,000	5.000%, 1/01/24	1/16 at 100.00	A–	1,005,820
75	4.750%, 1/01/25 – AGM Insured	1/16 at 100.00	AA	75,436

895	Jefferson County, Alabama, Limited Obligation School Warrants, Series 2000, 5.500%, 2/15/20 – AGM Insured	2/16 at 100.00	AA	897,819

	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D:
1,300	5.000%, 10/01/21	No Opt. Call	BBB–	1,443,377
1,000	5.000%, 10/01/22	No Opt. Call	BBB–	1,109,270

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama (continued)

$8,430	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	$8,068,100
65,665	Total Alabama			65,655,678

	Alaska – 0.3%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,540	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,723,075
1,580	5.000%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,781,150
3,400	5.000%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	Baa2	3,843,904
1,880	4.000%, 1/01/28 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,883,666

	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2007:
490	5.000%, 8/01/18 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA– (4)	527,887
230	5.000%, 8/01/21 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA– (4)	247,784
9,120	Total Alaska			10,007,466

	Arizona – 2.5%

2,580	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	2,595,609

650	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.028%, 1/02/37	1/17 at 100.00	AA–	580,443

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3384. As of 6/4/2015 Converted to Trust 2015-XF2050:
3,000	2.057%, 10/01/29 (IF) (5)	1/17 at 100.00	AA–	1,929,900
3,000	2.034%, 10/01/29 (IF) (5)	1/17 at 100.00	AA–	1,929,900
1,500	2.034%, 10/01/29 (IF) (5)	1/17 at 100.00	AA–	964,950
1,500	2.023%, 10/01/29 (IF) (5)	1/17 at 100.00	AA–	964,950

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
3,000	5.000%, 2/01/27	2/22 at 100.00	BBB+	3,291,180
850	5.000%, 2/01/30	2/22 at 100.00	BBB+	913,835

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2007A:
1,000	5.000%, 7/01/21 – NPFG Insured	7/17 at 100.00	A1	1,052,950
4,085	4.500%, 7/01/23 – NPFG Insured	7/17 at 100.00	A1	4,252,730

90	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A, 4.125%, 7/01/19 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	BB (4)	90,558

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
565	4.000%, 7/01/18 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	BB (4)	568,384
85	4.250%, 7/01/20 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	BB (4)	85,545
370	4.250%, 7/01/21 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	BB (4)	372,372
830	5.250%, 7/01/22 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	BB (4)	836,731
1,075	5.250%, 7/01/23 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	BB (4)	1,083,718
7,515	5.000%, 7/01/29 (Pre-refunded 1/01/16) – FGIC Insured	1/16 at 100.00	BB (4)	7,572,715

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
80	3.000%, 7/15/16	No Opt. Call	N/R	81,096
170	3.000%, 7/15/18	No Opt. Call	N/R	174,394
605	5.000%, 7/15/24	No Opt. Call	N/R	667,732

Nuveen Investments	117

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,955	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 4.000%, 7/15/25	No Opt. Call	N/R	$1,944,150

230	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 4.375%, 7/01/25	7/24 at 100.00	N/R	233,602

215	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 4.000%, 7/01/18	No Opt. Call	BB	218,917

150	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Senior Lien Series 2012A, 3.000%, 7/01/18	No Opt. Call	AA+	156,426

	Industrial Development Authority of Phoenix, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
585	3.000%, 7/01/20	No Opt. Call	BB	579,864
4,445	4.000%, 7/01/25	No Opt. Call	BB	4,480,338

615	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Candeo Schools, Inc. Project, Series 2013, 6.000%, 7/01/23	No Opt. Call	BB+	684,347

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
625	4.750%, 7/01/19	No Opt. Call	N/R	638,250
1,250	5.750%, 7/01/24	No Opt. Call	N/R	1,352,662

290	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 5.200%, 7/01/22	7/21 at 100.00	BB	302,960

14,260	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014, 5.000%, 2/01/24	No Opt. Call	B+	14,936,352

640	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 6.000%, 5/01/24	No Opt. Call	N/R	669,210

1,170	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014, 6.250%, 3/01/24	No Opt. Call	N/R	1,237,146

1,330	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 7.500%, 2/01/25	2/24 at 100.00	N/R	1,347,303

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2013Q:
1,225	4.000%, 7/01/19	No Opt. Call	Baa3	1,256,617
740	4.500%, 7/01/20	No Opt. Call	Baa3	772,708

950	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 4.000%, 12/15/24	No Opt. Call	BB+	955,747

335	Quail Creek Community Facilities District, Arizona, General Obligation Bonds, Series 2006, 5.150%, 7/15/16	No Opt. Call	N/R	340,866

2,600	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.700%, 4/01/22	4/16 at 100.00	A	2,644,798

7,000	Verrado District 1 Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	7/16 at 100.00	N/R	7,056,630

942	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	7/16 at 100.00	N/R	952,042

870	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Refunding Series 2015, 3.900%, 9/01/24	No Opt. Call	BB+	881,649

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
$1,000	5.000%, 8/01/19	No Opt. Call	Baa1	$1,091,350
500	5.000%, 8/01/20	No Opt. Call	Baa1	552,835
76,472	Total Arizona			75,296,461

	California – 10.8%

715	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Eskaton Properties Inc., Refunding Series 2013, 5.000%, 11/15/20	No Opt. Call	BBB	793,721

385	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	415,284

200	Anaheim Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Redevelopment Project Areas, Series 2007A, 5.000%, 2/01/16 – AGM Insured	No Opt. Call	AA	202,266

9,225	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2002A, 5.250%, 9/01/17	3/16 at 100.00	Ba3	9,240,498

2,900	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26	No Opt. Call	Ba3	3,203,746

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 4740, 3.380%, 4/01/36 (Mandatory put 4/01/27) (IF) (5)	10/26 at 100.00	AA	919,440

1,700	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	1,890,162

1,040	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 4.500%, 6/01/21	6/17 at 100.00	BBB+	1,037,722

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
18,030	5.250%, 6/01/21	12/18 at 100.00	BBB–	18,184,878
20,375	5.450%, 6/01/28	12/18 at 100.00	B	20,416,969

	California Health Facilities Financing Authority, Revenue Bonds, Casa Colina Obligated Group, Refunding Series 2013:
1,200	4.500%, 4/01/25	4/23 at 100.00	BBB	1,288,956
1,050	4.750%, 4/01/26	4/23 at 100.00	BBB	1,137,601
1,310	5.000%, 4/01/27	4/23 at 100.00	BBB	1,432,930

500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 6.000%, 8/01/23	No Opt. Call	BB	557,590

505	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A&B, 4.500%, 10/01/25	10/22 at 102.00	BBB–	511,282

920	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Literacy First Project, Series 2010A, 5.500%, 9/01/22	9/20 at 100.00	BBB–	1,008,881

460	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 4.375%, 7/01/25	No Opt. Call	N/R	465,773

570	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 4.150%, 10/01/24	10/22 at 102.00	BBB–	567,543

1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB+	1,215,877

1,525	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 6.000%, 6/01/23	6/22 at 102.00	N/R	1,641,144

Nuveen Investments	119

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.250%, 8/15/30	8/24 at 100.00	N/R	$1,568,578

	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
565	5.000%, 8/15/21	No Opt. Call	BBB	658,321
325	5.000%, 8/15/22	No Opt. Call	BBB	381,235
515	5.000%, 8/15/23	No Opt. Call	BBB	613,777

395	California Municipal Finance Authority, Revenue Bonds, Azusa Pacific University Project, Refunding Series 2015B, 5.000%, 4/01/25	No Opt. Call	Baa3	454,211

50	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1	54,739

165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	190,577

1,500	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	No Opt. Call	BBB+	1,671,330

2,280	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 4.250%, 1/01/25	No Opt. Call	N/R	2,258,545

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/23	No Opt. Call	BBB–	227,964
300	5.000%, 11/01/24	No Opt. Call	BBB–	343,458
350	5.000%, 11/01/27	11/24 at 100.00	BBB–	390,716

3,000	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 7/01/30 (Alternative Minimum Tax)	No Opt. Call	Baa3	3,216,570

3,070	California School Finance Authority Charter, School Revenue Bonds, Rocketship Education, Mateo Sheedy Project, Series 2015A, 4.250%, 3/01/28	6/25 at 100.00	N/R	3,091,551

500	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 5.500%, 6/01/22	6/20 at 102.00	N/R	530,145

995	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A, 4.750%, 6/01/24	No Opt. Call	BB+	1,046,531

1,800	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014, 5.350%, 8/01/24	2/16 at 100.00	BB	2,014,074

425	California School finance Authority, School Facility Revenue Bonds, ICEF – View Park Elementary and Middle Schools, Series 2014A, 4.750%, 10/01/24	No Opt. Call	BB	437,759

380	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 5.750%, 11/01/24	No Opt. Call	N/R	396,899

450	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 4.125%, 7/01/24	No Opt. Call	BBB–	473,405

1,185	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	1,291,994

2,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB+	2,703,350

1,000	California Statewide Communities Development Authority, Educational Facilities Revenue Bonds, Huntington Park Charter School Project, Series 2007A, 5.150%, 7/01/30	7/17 at 100.00	N/R	1,005,900

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$230	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 5.250%, 1/01/16 (ETM)	No Opt. Call	N/R (4)	$231,766

1,000	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.000%, 11/01/24	No Opt. Call	N/R	1,077,330

5,910	California Statewide Communities Development Authority, Revenue Bonds, Ridgecrest Regional Hospital, Series 2007A, 5.000%, 2/01/37 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA– (4)	6,375,235

1,195	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015a, 4.375%, 9/01/25	No Opt. Call	N/R	1,198,776

	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015:
1,405	4.000%, 9/01/26	No Opt. Call	N/R	1,434,772
1,460	4.125%, 9/01/27	No Opt. Call	N/R	1,485,258

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
1,040	5.000%, 9/02/24	No Opt. Call	N/R	1,156,501
1,100	5.000%, 9/02/25	No Opt. Call	N/R	1,223,662
1,150	5.000%, 9/02/26	9/25 at 100.00	N/R	1,272,268

2,845	California Statewide Community Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.125%, 9/02/25	3/16 at 100.00	N/R	2,938,145

1,180	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/24	1/16 at 100.00	CCC	1,061,835

1,995	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	1/16 at 100.00	CCC	1,794,602

720	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.250%, 7/01/25	1/16 at 100.00	CCC	648,115

300	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/21	11/16 at 100.00	N/R	304,902

1,625	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	11/16 at 100.00	N/R	1,630,200

10,010	Chabot-Las Positas Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/43 – AMBAC Insured	No Opt. Call	Aa3	2,518,516

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
6,050	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	6,367,141
2,000	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	2,109,940

	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014:
540	5.000%, 9/01/23	No Opt. Call	N/R	624,137
1,250	5.000%, 9/01/25	No Opt. Call	N/R	1,435,411

5,400	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2014B-3, 5.500%, 1/15/53 (Mandatory put 1/15/23)	7/22 at 100.00	BBB–	6,234,030

45,040	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B+	44,201,351

Nuveen Investments	121

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
$105	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	$109,395
1,390	5.000%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,420,231

	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014:
375	4.000%, 9/01/19	No Opt. Call	N/R	395,066
255	5.000%, 9/01/20	No Opt. Call	N/R	281,854
200	5.000%, 9/01/23	No Opt. Call	N/R	223,688
250	5.000%, 9/01/24	No Opt. Call	N/R	278,005
320	5.000%, 9/01/25	9/24 at 100.00	N/R	352,870
195	5.000%, 9/01/26	9/24 at 100.00	N/R	212,259

855	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 4.000%, 9/01/20	No Opt. Call	N/R	926,290

4,110	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	4,606,241

1,065	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Pillar Ridge, Refunding Series 2014A, 3.000%, 5/15/20	No Opt. Call	BBB	1,102,563

100	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Refunding Series 2006A, 4.000%, 9/01/16 – AMBAC Insured	No Opt. Call	AA–	102,090

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015:
530	5.000%, 9/01/23	No Opt. Call	N/R	590,447
690	5.000%, 9/01/24	No Opt. Call	N/R	770,627
425	5.000%, 9/01/25	No Opt. Call	N/R	475,014
760	5.000%, 9/01/26	9/25 at 100.00	N/R	844,770
795	5.000%, 9/01/27	9/25 at 100.00	N/R	878,602
835	5.000%, 9/01/28	9/25 at 100.00	N/R	919,669

230	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/19	8/18 at 100.00	BBB–	251,199

	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
775	5.000%, 6/01/21	6/17 at 100.00	B–	775,155
6,295	4.625%, 6/01/21	6/17 at 100.00	B–	6,231,295

	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
100	5.000%, 9/01/22	No Opt. Call	N/R	113,330
100	5.000%, 9/01/24	No Opt. Call	N/R	113,314
100	5.000%, 9/01/25	9/24 at 100.00	N/R	112,362
175	5.000%, 9/01/26	9/24 at 100.00	N/R	195,640

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
500	5.000%, 9/01/23	No Opt. Call	N/R	562,900
595	5.000%, 9/01/24	No Opt. Call	N/R	669,351

	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015:
834	3.000%, 9/02/20	No Opt. Call	N/R	836,847
1,580	4.000%, 9/02/25	No Opt. Call	N/R	1,586,383

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$630	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.000%, 9/01/20	No Opt. Call	N/R	$693,340

4,000	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B, 1.665%, 11/15/27	No Opt. Call	A	3,776,080

445	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	552,819

1,190	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 5.250%, 9/01/20 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (4)	1,306,453

	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A:
1,965	0.000%, 12/01/17 – AMBAC Insured	No Opt. Call	N/R	1,854,056
1,055	0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	704,592

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B:
950	4.750%, 9/01/23	No Opt. Call	N/R	1,024,414
825	5.200%, 9/01/28	9/24 at 100.00	N/R	913,787

250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	313,463

7,000	Northern California Gas Authority 1, Gas Project Revenue Bonds, Index Series 2007B, 0.910%, 7/01/27	No Opt. Call	A	6,457,360

	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A:
500	5.000%, 8/15/24	No Opt. Call	N/R	574,790
680	5.000%, 8/15/25	No Opt. Call	N/R	778,110
760	5.000%, 8/15/27	8/25 at 100.00	N/R	853,130

690	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 5.500%, 11/01/19	No Opt. Call	Ba1	751,210

880	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	950,532

2,560	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 4.000%, 9/01/18	No Opt. Call	N/R	2,655,872

	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E:
425	4.000%, 9/01/20	No Opt. Call	N/R	458,405
440	4.000%, 9/01/21	No Opt. Call	N/R	472,234
455	4.000%, 9/01/22	No Opt. Call	N/R	483,201
475	4.000%, 9/01/23	No Opt. Call	N/R	503,728
495	4.000%, 9/01/24	No Opt. Call	N/R	521,215
515	5.000%, 9/01/25	9/24 at 100.00	N/R	578,664
540	5.000%, 9/01/26	9/24 at 100.00	N/R	603,688

2,475	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Refunding Series 2014A, 4.375%, 9/01/24	9/23 at 100.00	N/R	2,645,651

	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014:
20	1.800%, 10/01/16	4/16 at 100.00	N/R	20,034
35	2.150%, 10/01/17	4/16 at 100.00	N/R	35,010
50	2.500%, 10/01/18	4/16 at 100.00	N/R	50,083
70	3.050%, 10/01/19	4/16 at 100.00	N/R	70,296

Nuveen Investments	123

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)
$85	3.450%, 10/01/20	4/16 at 100.00	N/R	$85,471
105	3.850%, 10/01/21	4/16 at 100.00	N/R	105,831
135	4.150%, 10/01/22	4/16 at 100.00	N/R	136,135
155	4.400%, 10/01/23	4/16 at 100.00	N/R	156,505
175	4.550%, 10/01/24	4/16 at 100.00	N/R	176,680
205	4.650%, 10/01/25	4/16 at 100.00	N/R	206,978
230	4.800%, 10/01/26	4/16 at 100.00	N/R	232,443
260	4.900%, 10/01/27	4/16 at 100.00	N/R	262,870
290	5.050%, 10/01/28	4/16 at 100.00	N/R	293,535
325	5.100%, 10/01/29	4/16 at 100.00	N/R	328,855
360	5.200%, 10/01/30	4/16 at 100.00	N/R	364,460
395	5.250%, 10/01/31	4/16 at 100.00	N/R	399,685
440	5.350%, 10/01/32	4/16 at 100.00	N/R	445,416
480	5.400%, 10/01/33	4/16 at 100.00	N/R	486,024

500	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/24 at 100.00	AA	586,840

345	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/29 – AGM Insured	10/24 at 100.00	AA	399,517

	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014:
500	4.125%, 9/01/23	No Opt. Call	N/R	516,695
500	4.250%, 9/01/24	No Opt. Call	N/R	516,785
750	5.000%, 9/01/25	9/24 at 100.00	N/R	817,560

125	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	134,158

340	Riverside Unified School District Finance Authority, Riverside County, California, Special Tax Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/24 – BAM Insured	No Opt. Call	AA	408,095

	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 1 & 2, Refunding Series 2015:
1,140	5.000%, 9/01/22	No Opt. Call	N/R	1,284,415
1,385	5.000%, 9/01/24	No Opt. Call	N/R	1,580,811
1,515	5.000%, 9/01/25	No Opt. Call	N/R	1,720,207
1,655	5.000%, 9/01/26	9/25 at 100.00	N/R	1,868,809
805	5.000%, 9/01/27	9/25 at 100.00	N/R	896,673

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
1,000	5.000%, 9/01/23	No Opt. Call	N/R	1,122,110
2,005	5.000%, 9/01/24	No Opt. Call	N/R	2,247,403
1,800	5.000%, 9/01/25	No Opt. Call	N/R	2,019,762
1,000	5.000%, 9/01/27	9/25 at 100.00	N/R	1,105,160

1,000	Sacramento, California, Special Tax Bonds, Community Facilities District 97-01 North Natomas, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	BBB+	1,187,020

1,065	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Refunding Series 2015F, 5.000%, 9/01/24	No Opt. Call	BBB+	1,256,359

	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2002-1 Kaiser Commerce Center, Refunding Series 2014:
400	5.000%, 9/01/23	No Opt. Call	N/R	450,320
585	5.000%, 9/01/24	No Opt. Call	N/R	658,102
500	5.000%, 9/01/25	9/24 at 100.00	N/R	553,750
655	5.000%, 9/01/26	9/24 at 100.00	N/R	721,758
1,250	5.000%, 9/01/27	9/24 at 100.00	N/R	1,370,136

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
$2,500	6.500%, 12/01/22	No Opt. Call	BB	$3,004,025
500	8.000%, 12/01/26	12/21 at 100.00	BB	650,455
4,000	7.000%, 12/01/26	No Opt. Call	BB	4,881,800

1,425	San Fernando Redevelopment Agency, California, Tax Allocation Bonds, Civic Center Redevelopment Project 3, Series 2006, 4.500%, 9/15/17	9/16 at 100.00	A–	1,450,050

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
360	5.000%, 8/01/23	No Opt. Call	BBB+	420,048
400	5.000%, 8/01/24	No Opt. Call	BBB+	468,752
350	5.000%, 8/01/25	8/24 at 100.00	BBB+	406,665

500	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/27	8/22 at 100.00	N/R	557,245

4,585	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29	1/25 at 100.00	BBB–	5,067,021

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
160	5.000%, 8/01/17 – NPFG Insured	2/16 at 100.00	AA–	160,637
100	5.000%, 8/01/18 – NPFG Insured	2/16 at 100.00	AA–	100,394

250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	282,478

18,455	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 1.671%, 11/01/38	No Opt. Call	A	15,829,034

200	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2008A, 4.000%, 8/01/19	8/16 at 102.00	AA	208,412

125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	148,245

100	Stockton-East Water District, California, Certificates of Participation, Series 2002A Refunding, 5.000%, 4/01/20 – FGIC Insured	4/16 at 100.00	AA–	100,215

805	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.100%, 9/01/16	3/16 at 100.00	N/R	814,950

1,460	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	2/16 at 100.00	AA–	1,461,854

10,270	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	12/15 at 100.00	B+	10,269,484

	Tustin, California, Community Facilities District 04-1, Tustin Legacy Special Tax Bonds, Standard Pacific, Refunding Series 2015A:
250	5.000%, 9/01/26 (WI/DD, Settling 11/05/15)	9/25 at 100.00	N/R	286,310
225	5.000%, 9/01/28 (WI/DD, Settling 11/05/15)	9/25 at 100.00	N/R	253,444

340	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.375%, 12/01/20	No Opt. Call	A+	400,442

3,265	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.000%, 1/01/26	1/21 at 100.00	A–	3,797,717

230	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	255,275

Nuveen Investments	125

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$520	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21	8/19 at 100.00	A–	$576,051

1,040	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/21	7/17 at 100.00	Baa1	1,095,266

340	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	N/R	360,322

8,260	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 9/01/25	9/22 at 102.00	N/R	8,780,708

890	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diable Grande Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/21	No Opt. Call	N/R	894,405

	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Refunding Series 2015.:
680	5.000%, 9/01/26	3/25 at 100.00	N/R	769,862
735	5.000%, 9/01/27	3/25 at 100.00	N/R	827,529
795	5.000%, 9/01/28	3/25 at 100.00	N/R	892,149
930	5.000%, 9/01/30	3/25 at 100.00	N/R	1,033,974
1,010	5.000%, 9/01/31	3/25 at 100.00	N/R	1,113,919
327,039	Total California			329,739,929

	Colorado – 2.2%

500	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.875%, 10/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB–	566,690

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
1,655	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	AA	1,692,933
1,000	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,021,250

275	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013, 5.000%, 6/01/23	No Opt. Call	A	319,830

625	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 4.125%, 7/01/26	7/25 at 100.00	BB+	629,938

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A:
75	5.000%, 6/15/16	No Opt. Call	A	76,669
100	4.750%, 6/15/22	6/17 at 100.00	A	103,526

360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 4.750%, 7/15/29	7/19 at 100.00	BBB	371,581

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28	8/18 at 100.00	N/R	523,565

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/29	1/24 at 100.00	A	553,835

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB	1,062,490

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 4.125%, 7/01/24	No Opt. Call	BB+	518,060

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
545	4.000%, 12/15/25	No Opt. Call	BB+	542,733
600	5.000%, 12/15/28	12/25 at 100.00	BB+	626,634

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$470	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014, 4.000%, 11/01/24	No Opt. Call	BB+	$477,576

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 6.375%, 8/01/24	No Opt. Call	N/R	1,109,070

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 5.625%, 6/01/22 (6)	No Opt. Call	N/R	803,090

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
2,000	5.000%, 12/01/25	No Opt. Call	BBB+	2,190,820
505	4.000%, 12/01/26	12/22 at 100.00	BBB+	513,772

535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	BBB+	605,165

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
1,500	5.000%, 6/01/23	No Opt. Call	A–	1,709,550
3,520	5.000%, 6/01/25	No Opt. Call	A–	4,028,781

1,630	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 5.000%, 1/01/18	No Opt. Call	BB+	1,711,417

50	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.000%, 12/01/18 – RAAI Insured	12/17 at 100.00	AA	51,414

1,000	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	1,027,510

1,500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.850%, 12/01/26 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (4)	1,586,880

1,500	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A, 5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	BB–	1,546,725

295	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.000%, 12/01/30 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	300,814

720	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2009A, 6.250%, 12/01/33	12/19 at 100.00	BBB+	805,363

485	Denver International Business Center Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2010, 5.000%, 12/01/30	12/20 at 100.00	BBB–	510,298

80	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%, 9/01/16 – NPFG Insured	No Opt. Call	AA–	82,923

3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007CD-2, 1.760%, 9/01/39 (Mandatory put 9/01/17) – NPFG Insured	3/17 at 100.00	AA–	3,010,170

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, SIFMA Index Term Series 2015A:
750	5.000%, 9/01/19	No Opt. Call	BBB+	843,788
665	5.000%, 9/01/20	No Opt. Call	BBB+	763,772

	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
175	5.000%, 12/01/18	No Opt. Call	N/R	184,877
200	5.000%, 12/01/19	No Opt. Call	N/R	212,762
430	5.000%, 12/01/20	No Opt. Call	N/R	456,398
850	5.000%, 12/01/24	12/22 at 100.00	N/R	892,806

Nuveen Investments	127

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$215	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	AA	$221,078

1,052	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (4)	1,102,706

5,315	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 5.250%, 12/01/24	No Opt. Call	N/R	5,634,378

1,395	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.000%, 12/01/28	12/24 at 100.00	N/R	1,379,990

405	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB	405,729

4,660	North Range Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/15/27	12/17 at 100.00	N/R	4,722,724

1,400	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	12/15 at 100.00	N/R	1,402,464

2,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2005, 5.250%, 12/01/20	12/15 at 101.00	BBB	2,530,550

1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/18	No Opt. Call	N/R	1,574,730

100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010B, 3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	103,861

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
4,670	5.250%, 12/15/21	12/16 at 100.00	N/R	4,775,822
1,250	5.400%, 12/15/31	12/16 at 100.00	N/R	1,273,411

1,000	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.125%, 12/01/25	12/20 at 103.00	N/R	1,002,960

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,195	6.125%, 11/15/23	No Opt. Call	A	2,724,390
440	6.250%, 11/15/28	No Opt. Call	A	554,717

200	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015, 4.250%, 12/01/28	12/24 at 100.00	N/R	202,292

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
215	5.375%, 1/15/25	7/20 at 100.00	Baa3	238,652
800	6.000%, 1/15/26	7/20 at 100.00	Baa3	904,272

940	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.200%, 12/01/17	No Opt. Call	N/R	872,640

250	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/16 – RAAI Insured	No Opt. Call	AA	261,255

1,000	Tablerock Metropolitan District, Jefferson County, Colorado, Limited Tax, General Obligation Improvement Bonds, Refunding Series 2007, 4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,051,490

540	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	543,764

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$85	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.250%, 12/01/25	12/15 at 100.00	N/R	$83,859
64,222	Total Colorado			67,603,209

	Connecticut – 0.7%

7,500	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/16 at 100.00	B2	7,542,075

75	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 4.375%, 7/01/18 – RAAI Insured	1/16 at 100.00	AA	75,182

1,850	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	11/15 at 100.00	Ba1	1,853,552

10,000	Connecticut State, General Obligation Bonds, Securities Industry & Financial Markets Association Index, Series 2015C, 1.260%, 6/15/24 (UB)	No Opt. Call	AA	10,012,500

1,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2001, 6.250%, 1/01/31 (Pre-refunded 12/30/15)	12/15 at 100.00	B– (4)	999,890
20,425	Total Connecticut			20,483,199

	Delaware – 0.1%

2,040	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A, 6.250%, 9/01/25	3/16 at 100.00	N/R	2,041,285

830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21	No Opt. Call	BBB–	910,477
2,870	Total Delaware			2,951,762

	District of Columbia – 0.4%

8,555	District of Columbia, Revenue Bonds, Howard University, Refunding Series 2011A, 6.250%, 10/01/32	No Opt. Call	BBB	9,091,655

725	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB+	827,762

1,850	District of Columbia, Revenue Bonds, The Methodist Home of the District of Columbia, Series 1999, 4.500%, 1/01/25	No Opt. Call	N/R	1,860,952
11,130	Total District of Columbia			11,780,369

	Florida – 11.7%

500	A.H. at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 5.500%, 11/01/25	No Opt. Call	N/R	495,455

950	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	No Opt. Call	N/R	950,152

1,390	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	1,510,749

925	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	925,722

625	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 4.000%, 5/01/20	No Opt. Call	BBB	628,950

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
3,225	4.000%, 11/01/25	No Opt. Call	N/R	3,217,099
3,105	4.700%, 11/01/29	11/25 at 100.00	N/R	3,122,233

Nuveen Investments	129

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$815	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	$958,179

	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Refunding Series 2014:
1,005	3.375%, 5/01/21	No Opt. Call	A3	1,046,657
1,040	3.600%, 5/01/22	No Opt. Call	A3	1,090,450
1,080	3.750%, 5/01/23	No Opt. Call	A3	1,137,672
1,125	3.875%, 5/01/24	No Opt. Call	A3	1,186,155
1,165	4.000%, 5/01/25	5/24 at 100.00	A3	1,224,951
1,220	4.125%, 5/01/26	5/24 at 100.00	A3	1,282,257
1,070	4.250%, 5/01/27	5/24 at 100.00	A3	1,123,029

2,290	Brandy Creek Community Development District, St. Johns County, Florida, Special Assessment Bonds, Series 2006A, 5.600%, 5/01/37 (Pre-refunded 11/30/15)	11/15 at 100.00	N/R (4)	2,300,374

420	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2013A, 5.000%, 4/01/19	No Opt. Call	A–	466,145

3,595	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	3,899,964

2,300	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/16 at 100.00	B2	2,316,123

970	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A, 5.000%, 4/01/26 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,097,836

	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015:
230	3.750%, 7/01/19	No Opt. Call	N/R	230,814
500	4.000%, 7/01/20	No Opt. Call	N/R	502,305
580	4.250%, 7/01/21	No Opt. Call	N/R	583,167
550	4.500%, 7/01/22	No Opt. Call	N/R	550,281
1,230	4.750%, 7/01/24	No Opt. Call	N/R	1,235,129

	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F:
120	5.500%, 10/01/17 – NPFG Insured	4/16 at 100.00	AA–	120,042
200	5.125%, 10/01/21 – NPFG Insured	4/16 at 100.00	AA–	199,862

735	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 6.500%, 1/01/24	1/21 at 103.00	N/R	666,579

7,440	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	8,133,408

1,000	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A, 3.500%, 7/01/25	No Opt. Call	N/R	998,340

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
1,350	4.750%, 5/01/24	No Opt. Call	N/R	1,356,993
1,500	5.000%, 5/01/34	5/24 at 100.00	N/R	1,508,715

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
65	6.000%, 6/01/16	No Opt. Call	A+	67,174
95	5.500%, 6/01/16 – AGC Insured	No Opt. Call	AA	97,904

425	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 4.000%, 6/01/16	No Opt. Call	AA–	434,265

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
$130	5.000%, 6/01/16	No Opt. Call	A+	$133,595
285	4.250%, 6/01/17	No Opt. Call	A+	300,806
265	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	278,854

230	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	AA–	271,435

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
4,780	4.500%, 6/01/23	No Opt. Call	BBB–	5,029,898
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	531,690
1,000	5.625%, 6/01/33	6/23 at 100.00	BBB–	1,076,720

3,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.000%, 5/15/24	No Opt. Call	N/R	3,503,760

12,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, TEMPS 70 Series 2014B-2, 6.500%, 5/15/20	11/15 at 100.00	N/R	12,018,240

2,465	Concord Station Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/35	11/15 at 100.00	N/R	2,465,394

2,130	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1, 4.000%, 5/01/24	No Opt. Call	BBB	2,139,841

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
1,030	4.500%, 5/01/25	No Opt. Call	N/R	1,036,458
1,740	4.625%, 5/01/26	No Opt. Call	N/R	1,752,250

	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015:
2,200	3.750%, 5/01/20	No Opt. Call	N/R	2,195,864
2,750	4.250%, 5/01/25	5/22 at 100.00	N/R	2,737,570

1,890	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 4.125%, 11/01/23	No Opt. Call	N/R	1,905,366

325	Escambia County Health Facilities Authority, Florida, Health Facility Revenue Bonds, Baptist Hospital, Inc. Project, Series 2010A, 5.750%, 8/15/29	8/20 at 100.00	A3	368,557

1,270	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	1,423,213

465	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.000%, 11/01/22	No Opt. Call	N/R	468,934

1,485	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013A, 3.625%, 5/01/18	No Opt. Call	N/R	1,516,794

1,550	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	1,528,500

4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.625%, 12/15/31	12/21 at 101.00	N/R	4,240,960

1,635	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24	No Opt. Call	N/R	1,703,932

Nuveen Investments	131

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
$330	5.000%, 6/15/24	No Opt. Call	N/R	$332,049
2,500	5.625%, 6/15/29	6/24 at 100.00	N/R	2,512,525

1,315	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB–	1,456,244

5,855	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 6.375%, 12/15/25	6/23 at 100.00	N/R	6,327,030

1,750	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 5.750%, 6/15/29	6/24 at 100.00	N/R	1,781,306

50	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 4.250%, 4/01/17	No Opt. Call	Baa1	52,014

	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A:
1,750	5.000%, 10/01/24	No Opt. Call	BBB+	2,033,586
1,250	5.000%, 10/01/25	No Opt. Call	BBB+	1,454,061
2,000	5.000%, 10/01/26	10/25 at 100.00	BBB+	2,303,860

385	Florida Municipal Loan Council, Infrastructure Improvement Revenue Bonds, 9B Design-Build-Finance Project, Series 2012, 1.750%, 8/15/16	No Opt. Call	AA–	388,076

1,255	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	11/24 at 100.00	N/R	1,353,856

765	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	757,625

835	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23	No Opt. Call	N/R	898,577

435	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/16 at 100.00	N/R	435,030

845	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 4.000%, 5/01/25	5/24 at 100.00	N/R	837,978

955	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 4.000%, 5/01/25	5/24 at 100.00	N/R	947,064

1,595	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.250%, 5/01/28	5/24 at 100.00	N/R	1,590,518

2,010	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 5.875%, 5/01/28	5/24 at 100.00	N/R	1,986,383

2,415	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 4.750%, 5/01/25	No Opt. Call	N/R	2,458,929

6,470	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.000%, 5/01/25	5/24 at 100.00	N/R	6,584,131

1,245	Harrison Ranch Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/38	5/17 at 100.00	A–	1,281,977

435	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 4.625%, 11/01/24	No Opt. Call	N/R	432,721

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013:
$380	2.875%, 5/01/19	No Opt. Call	A–	$391,556
390	3.000%, 5/01/20	No Opt. Call	A–	403,369
405	3.250%, 5/01/21	No Opt. Call	A–	421,103

135	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2014, 4.750%, 5/01/25	5/24 at 100.00	N/R	142,139

1,200	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015, 4.375%, 11/01/25 (WI/DD, Settling 11/05/15)	No Opt. Call	N/R	1,200,480

4,000	Jacksonville Economic Development Commission, Florida, Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	4,226,680

305	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	310,097

2,420	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/25	No Opt. Call	N/R	2,524,423

155	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	163,789

4,805	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24	No Opt. Call	N/R	5,061,923

280	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012, 5.000%, 11/01/24	11/22 at 100.00	N/R	285,281

1,000	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.750%, 5/01/25	No Opt. Call	N/R	1,012,320

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015:
1,000	4.250%, 5/01/25	No Opt. Call	N/R	1,014,900
735	4.875%, 5/01/35	No Opt. Call	N/R	743,225

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
7,155	5.250%, 6/15/27	6/17 at 100.00	BB	7,275,991
3,500	5.375%, 6/15/37	6/17 at 100.00	BB	3,549,490

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007:
2,000	5.000%, 11/15/16	No Opt. Call	BBB–	2,079,340
3,500	5.000%, 11/15/22	5/17 at 100.00	BBB–	3,679,305
2,110	5.000%, 11/15/29	5/17 at 100.00	BBB–	2,193,830

1,050	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	1,081,343

	Manatee County School Board, Florida, Certificates of Participation, Series 2011A:
790	4.500%, 7/01/18	No Opt. Call	BBB+	838,103
1,225	5.000%, 7/01/20	No Opt. Call	BBB+	1,356,590

17,060	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	17,339,102

1,735	Martin County School Board, Florida, Certificates of Participation, Refunding Series 2014A, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	2,006,718

Nuveen Investments	133

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012:
$295	4.000%, 5/01/19	No Opt. Call	BBB+	$305,360
305	4.200%, 5/01/20	No Opt. Call	BBB+	319,838
1,315	5.100%, 5/01/31	5/22 at 100.00	BBB+	1,405,301

450	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2014, 5.000%, 11/15/23	No Opt. Call	Baa1	525,650

335	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/24	No Opt. Call	BBB+	397,528

500	Miami, Florida, Limited Ad Valorem Tax Refunding Bonds, Homeland Defense /Neighborhood Capital Improvement Project, Series 2007A, 5.000%, 1/01/22 – NPFG Insured	1/17 at 100.00	AA–	523,490

5,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Port of Miami Tunnel Project, Refunding Series 2012, 5.000%, 3/01/30	No Opt. Call	A2	5,577,200

1,770	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/26	7/24 at 100.00	A	2,083,520

750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pinecrest Academy Project, Series 2014, 5.000%, 9/15/24	No Opt. Call	BBB–	826,343

1,000	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 5.000%, 9/15/25	No Opt. Call	N/R	1,005,360

6,715	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B, 4.250%, 5/01/24	5/23 at 100.00	N/R	7,130,188

10,455	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 4.250%, 5/01/24	5/23 at 100.00	N/R	11,101,433

630	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	673,205

	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015:
1,000	3.500%, 5/01/20	No Opt. Call	N/R	989,490
3,730	5.000%, 5/01/28	5/25 at 100.00	N/R	3,852,941

1,225	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,250,015

625	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Heron Bay North Assessment Area, Series 2006A, 5.200%, 5/01/27	5/16 at 100.00	N/R	626,569

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
1,270	3.750%, 8/01/19	No Opt. Call	N/R	1,270,953
2,500	4.500%, 8/01/24	No Opt. Call	N/R	2,502,300

	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015:
500	3.500%, 11/01/20	No Opt. Call	N/R	496,935
375	4.250%, 11/01/25	No Opt. Call	N/R	371,385

500	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012, 4.500%, 6/01/27	6/21 at 100.00	A–	525,160

820	Orange County Health Facilities Authority, Florida, Revenue Bonds, Orlando Lutheran Towers, Refunding Series 2005, 5.375%, 7/01/20 (Pre-refunded 12/04/15)	12/15 at 100.00	N/R (4)	821,935

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$935	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 4.500%, 5/01/25	No Opt. Call	N/R	$936,178

1,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/19	No Opt. Call	AA	1,069,740

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014:
1,170	5.000%, 12/01/23	No Opt. Call	BBB+	1,355,293
2,335	5.000%, 12/01/24	No Opt. Call	BBB+	2,716,376

750	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/21	No Opt. Call	BBB+	845,948

775	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace Community Inc., Series 2015C, 5.000%, 5/15/27	5/25 at 100.00	A	882,958

1,650	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Entrance Fee Series 2014C, 6.000%, 6/01/21	No Opt. Call	N/R	1,817,145

3,300	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, The Waterford Project, Series 2007, 5.750%, 11/15/26 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	3,639,735

570	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	11/15 at 100.00	BBB–	572,576

880	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-2, 7.400%, 11/01/19	No Opt. Call	N/R	916,089

	Parklands Lee Community Development District, Florida, Special Assessment Bonds, Series 2013A-1:
145	3.125%, 5/01/20	No Opt. Call	A–	146,960
145	3.250%, 5/01/21	No Opt. Call	A–	146,364
155	3.375%, 5/01/22	No Opt. Call	A–	156,948

495	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	515,914

990	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	1,017,819

1,770	Pinellas County Educational Facilities Authority, Florida, Revenue Bonds, Eckerd College Project, Series 2006, 5.250%, 10/01/29 – ACA Insured	10/16 at 100.00	N/R	1,807,099

620	Pompano Beach, Florida, Revenue Bonds, John Knox Village Project, Series 2015, 5.000%, 9/01/23	No Opt. Call	A–	716,528

	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
1,305	5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	AA–	1,389,029
425	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	449,646

880	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	877,158

	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A:
3,000	4.000%, 5/01/20	No Opt. Call	N/R	3,017,730
3,820	5.000%, 5/01/25	No Opt. Call	N/R	4,005,958

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
550	3.500%, 5/01/19	No Opt. Call	N/R	549,687
995	4.250%, 5/01/25	No Opt. Call	N/R	992,801

Nuveen Investments	135

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$315	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 6.125%, 11/01/27	11/24 at 100.00	N/R	$329,994

7,505	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007, 5.625%, 7/01/27	7/17 at 100.00	N/R	7,589,431

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
1,440	5.750%, 10/01/22	10/17 at 100.00	BBB–	1,527,221
8,035	5.500%, 10/01/24	10/17 at 100.00	BBB–	8,478,853
7,100	5.250%, 10/01/27	10/17 at 100.00	BBB–	7,445,841

	Shingle Creek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2015:
1,510	3.625%, 11/01/20	No Opt. Call	N/R	1,508,837
2,000	4.500%, 11/01/25	No Opt. Call	N/R	1,988,060

	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015:
440	3.625%, 5/01/20	No Opt. Call	N/R	436,198
535	4.375%, 5/01/25	5/24 at 101.00	N/R	527,901

2,260	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.350%, 5/01/36	11/15 at 100.00	N/R	2,260,362

	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1:
1,275	5.000%, 3/01/19	No Opt. Call	BBB+	1,403,265
1,325	5.000%, 3/01/20	No Opt. Call	BBB+	1,483,550
2,000	5.000%, 3/01/21	No Opt. Call	BBB+	2,256,660
1,000	5.000%, 3/01/22	No Opt. Call	BBB+	1,132,150
1,000	5.000%, 3/01/23	No Opt. Call	BBB+	1,138,900
1,925	5.000%, 3/01/24	No Opt. Call	BBB+	2,196,117
9,370	5.000%, 3/01/30	3/24 at 100.00	BBB+	10,254,056

830	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	840,798

	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013:
780	3.500%, 5/01/18	No Opt. Call	N/R	791,989
1,185	4.000%, 5/01/25	5/23 at 100.00	N/R	1,226,771

1,020	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	1,127,059

2,325	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	2,353,551

	Storey Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2015:
750	4.000%, 11/01/20	No Opt. Call	N/R	752,295
1,215	4.500%, 11/01/26	11/25 at 100.00	N/R	1,221,415

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/25	1/24 at 100.00	A–	573,915

1,910	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B, 5.000%, 7/01/28	7/24 at 100.00	A–	2,152,990

790	Talis Park Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2013, 4.250%, 11/01/24	11/23 at 100.00	N/R	816,923

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$7,815	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	11/15 at 100.00	N/R	$7,820,549

1,445	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 5.750%, 11/01/27	11/26 at 102.00	N/R	1,448,728

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015:
440	3.625%, 11/01/20	No Opt. Call	N/R	440,999
530	4.375%, 11/01/25	No Opt. Call	N/R	529,359

470	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 4.250%, 11/01/21	No Opt. Call	N/R	467,345

400	Tuscany Reserve Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.550%, 5/01/36	11/15 at 100.00	N/R	401,556

615	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	702,785

1,625	Village Community Development District 10, Sumter County, Florida, Special Assessment Revenue Bonds, Series 2012, 4.500%, 5/01/23	No Opt. Call	N/R	1,770,080

1,555	Village Community Development District 11, Florida, Special Assessment Bonds, Series 2014, 3.250%, 5/01/19	No Opt. Call	N/R	1,557,022

	Village Community Development District 7, Sumter County, Florida, Special Assessment Revenue Bonds, Refunding Series 2015:
840	4.000%, 5/01/24	No Opt. Call	A	913,450
695	4.000%, 5/01/25	No Opt. Call	A	758,794
2,465	4.000%, 5/01/26	5/25 at 100.00	A	2,674,180

	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2015B:
650	5.000%, 10/15/24	No Opt. Call	A–	773,890
400	5.000%, 10/15/25	4/16 at 100.00	A–	474,468

2,005	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	2,021,662

70	Westchase East Community Development District, Florida, Special Assessment Bonds, Series 2007-2, 4.000%, 5/01/18 – NPFG Insured	5/17 at 100.00	AA–	70,603

525	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 4.000%, 11/01/22	No Opt. Call	N/R	528,796

640	Wynnmere West Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	644,006
339,990	Total Florida			355,737,550

	Georgia – 0.8%

1,750	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.600%, 1/01/30	1/16 at 100.00	A–	1,756,475

	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, Kennesaw State University Real Estate Foundations Projects, Refunding Series 2014C:
940	5.000%, 7/15/21	No Opt. Call	Baa2	1,068,987
985	5.000%, 7/15/22	No Opt. Call	Baa2	1,117,276
1,040	5.000%, 7/15/23	No Opt. Call	Baa2	1,181,003
750	5.000%, 7/15/24	No Opt. Call	Baa2	848,550
1,000	5.000%, 7/15/26	7/24 at 100.00	Baa2	1,105,690
1,000	5.000%, 7/15/27	7/24 at 100.00	Baa2	1,096,170
1,000	5.000%, 7/15/29	7/24 at 100.00	Baa2	1,081,270

Nuveen Investments	137

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,200	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%, 10/01/24	10/23 at 100.00	N/R	$1,303,956

4,955	Fulton County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East, Series 2007A, 1.127%, 11/15/28	No Opt. Call	AA+	4,771,318

560	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23	No Opt. Call	N/R	572,746

	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A:
760	5.000%, 7/01/17	No Opt. Call	N/R	779,410
2,500	5.000%, 7/01/27	7/17 at 100.00	N/R	2,532,175

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
490	5.500%, 7/15/23	7/21 at 100.00	N/R	496,545
958	5.500%, 7/15/30	7/21 at 100.00	N/R	971,961
1,052	5.500%, 1/15/36	7/21 at 100.00	N/R	1,067,045

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
330	5.000%, 3/15/21	No Opt. Call	A	374,619
830	5.000%, 3/15/22	No Opt. Call	A	948,922

125	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/19	No Opt. Call	Baa2	141,590

925	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/33	4/24 at 100.00	Baa2	1,023,975
23,150	Total Georgia			24,239,683

	Guam – 1.6%

	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A:
500	5.000%, 11/01/17	No Opt. Call	A–	539,520
1,000	6.000%, 11/01/26	No Opt. Call	A–	1,190,240

2,200	Guam Education Financing Foundation, Certificates of Participation, Guam Public School Facilities Project, Series 2006B, 4.500%, 10/01/26 – ACA Insured	10/16 at 100.00	N/R	2,180,266

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,080	6.000%, 12/01/20	No Opt. Call	B+	1,167,880
2,000	6.625%, 12/01/30	12/20 at 100.00	B+	2,177,440
375	6.875%, 12/01/40	12/20 at 100.00	B+	410,873

1,190	Guam Government, General Obligation Bonds, 2009 Series A, 6.000%, 11/15/19	No Opt. Call	BB–	1,318,699

	Guam Government, General Obligation Bonds, 2009 Series A:
5,525	6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	BB– (4)	6,766,744
3,525	7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	BB– (4)	4,350,449

	Guam Government, General Obligation Bonds, Series 2007A:
3,000	5.000%, 11/15/23 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (4)	3,260,100
2,275	5.125%, 11/15/27 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (4)	2,477,974

	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A:
175	5.000%, 12/01/15	No Opt. Call	BBB+	175,616
2,010	5.375%, 12/01/24	12/19 at 100.00	BBB+	2,227,924

675	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.000%, 10/01/18	No Opt. Call	BBB	746,003

3,250	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 – AGM Insured (Alternative Minimum Tax) (5)	No Opt. Call	AA	3,688,196

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

$5,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.500%, 10/01/30	10/20 at 100.00	BBB	$5,560,350

1,500	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,783,020

	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/23	No Opt. Call	BBB	1,159,310
1,000	5.000%, 10/01/25	10/24 at 100.00	BBB	1,157,380

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A:
410	5.000%, 7/01/19	No Opt. Call	A–	456,994
385	5.000%, 7/01/21	No Opt. Call	A–	437,653
400	5.000%, 7/01/22	No Opt. Call	A–	458,036
1,750	5.000%, 7/01/23	No Opt. Call	A–	2,016,016
2,200	5.000%, 7/01/24	No Opt. Call	A–	2,539,988

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
350	5.250%, 7/01/20	No Opt. Call	A–	400,803
1,000	5.000%, 7/01/28	7/23 at 100.00	A–	1,115,760
43,775	Total Guam			49,763,234

	Hawaii – 1.0%

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
1,335	5.000%, 7/01/20	No Opt. Call	BB+	1,409,319
1,555	5.750%, 7/01/23	No Opt. Call	BB+	1,709,396
1,575	6.250%, 7/01/27	7/23 at 100.00	BB+	1,739,084

20,375	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	No Opt. Call	N/R	20,737,879

255	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BB+	253,998

4,510	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	11/15 at 100.00	BB–	4,509,684
29,605	Total Hawaii			30,359,360

	Idaho – 0.2%

1,000	Canyon County School District 131 Nampa, Idaho, General Obligation Bonds, Series 2006, 5.000%, 7/30/21 – NPFG Insured	No Opt. Call	AA–	1,059,350

1,320	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc. Project, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	BB+	1,382,872

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
25	5.250%, 9/01/26	9/16 at 100.00	BB+	25,275
1,500	5.250%, 9/01/30	9/16 at 100.00	BB+	1,513,095

1,290	Nez Pierce County, Idaho, Pollution Control Revenue Bonds, Potlach Corporation Project, Refunding Series 1996, 6.000%, 10/01/24	10/16 at 100.00	BB+	1,291,277
5,135	Total Idaho			5,271,869

	Illinois – 5.9%

3,245	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.000%, 5/01/26	11/17 at 100.00	N/R	3,267,715

7,500	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/17 at 100.00	N/R	7,495,125

Nuveen Investments	139

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,235	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	$1,365,972

4,280	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004, 3.840%, 6/15/23	12/15 at 100.00	N/R	4,279,786

3,180	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2007B, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	BB+	3,196,727

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
1,500	5.000%, 12/01/16	No Opt. Call	BB+	1,503,855
1,620	5.000%, 12/01/17	No Opt. Call	BB+	1,623,110

1,490	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2009F, 5.000%, 12/01/16	No Opt. Call	BB+	1,493,829

630	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	12/15 at 100.00	AA–	631,947

5,860	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Series 2005B, 5.000%, 12/01/21 – AMBAC Insured	No Opt. Call	BB+	5,870,431

1,200	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	3/16 at 100.00	N/R	1,200,564

372	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	3/17 at 100.00	Ba3	387,475

1,500	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B, 5.000%, 1/01/25	No Opt. Call	A	1,782,540

480	Chicago, Illinois, General Obligation Bonds, Direct Access Bond Program Series 2006B-1, 4.300%, 1/01/24 – AMBAC Insured	1/16 at 100.00	BBB+	479,971

	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
2,650	5.000%, 1/01/25	No Opt. Call	BBB+	2,732,415
6,630	5.000%, 1/01/26	1/25 at 100.00	BBB+	6,781,297

5,870	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.000%, 1/01/23	No Opt. Call	BBB+	6,091,534

1,975	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/34	No Opt. Call	BBB+	1,975,435

1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2014A, 5.000%, 1/01/22	No Opt. Call	BBB+	1,043,030

	Chicago, Illinois, General Obligation Bonds, Series 2015A:
5,565	5.000%, 1/01/26	1/25 at 100.00	BBB+	5,691,993
5,000	5.250%, 1/01/27	1/25 at 100.00	BBB+	5,191,300

924	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	12/15 at 100.00	N/R	927,964

2,750	Chicago, Illinois, Tax Increment Allocation Bonds, Chicago Pilsen Redevelopment Project, Series 2014, 5.000%, 6/01/22	No Opt. Call	A	3,093,503

2,390	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	2,609,211

300	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	No Opt. Call	AA	308,493

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,665	Hillside, Cook County, Illinois, Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Senior Lien Series 2008, 6.550%, 1/01/20	1/18 at 102.00	N/R	$1,787,178

1,235	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,261,960

765	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	826,491

225	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	242,028

130	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	157,853

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
1,095	5.000%, 12/01/16	No Opt. Call	BBB	1,142,140
350	5.000%, 12/01/21	12/16 at 100.00	BBB	359,685
70	5.000%, 12/01/26	12/16 at 100.00	BBB	70,872

2,335	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 6.875%, 10/01/31	10/21 at 100.00	BBB–	2,536,067

	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2015:
920	5.000%, 9/01/20	No Opt. Call	BBB	1,011,430
1,080	5.000%, 9/01/25	No Opt. Call	BBB	1,199,675
1,000	5.000%, 9/01/32	9/24 at 100.00	BBB	1,050,240

315	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.250%, 5/15/20	11/15 at 100.00	N/R	315,904

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
360	5.000%, 9/01/22	No Opt. Call	BBB	406,598
800	5.000%, 9/01/23	No Opt. Call	BBB	905,288
1,495	5.000%, 9/01/25	9/24 at 100.00	BBB	1,679,603
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB	1,114,850
1,400	5.000%, 9/01/27	9/24 at 100.00	BBB	1,551,060
800	5.000%, 9/01/29	9/24 at 100.00	BBB	874,896

65	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 4.900%, 11/15/17	11/15 at 100.00	N/R	65,722

2,000	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	2/16 at 100.00	BB–	2,000,180

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
100	5.000%, 4/01/19	4/16 at 100.00	Baa3	100,702
5,765	5.000%, 4/01/22	4/16 at 100.00	Baa3	5,788,406
1,000	5.000%, 4/01/26	4/16 at 100.00	Baa3	1,001,980

370	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	396,995

2,900	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	2,937,932

1,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	A (4)	1,208,790

195	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.250%, 5/01/22	5/20 at 100.00	BBB+	228,852

Nuveen Investments	141

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
$1,000	5.000%, 7/01/20	No Opt. Call	A–	$1,112,540
1,000	5.000%, 7/01/21	No Opt. Call	A–	1,121,540
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,127,330

25	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 4.000%, 5/15/16 – AGM Insured	No Opt. Call	AA	25,339

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
165	5.000%, 8/15/24	No Opt. Call	Baa1	188,483
375	5.000%, 8/15/25	No Opt. Call	Baa1	429,694
1,000	5.000%, 8/15/27	8/25 at 100.00	Baa1	1,128,500

3,635	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	4,063,094

110	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	129,499

510	Illinois Finance Authority, Revenue Refunding Bonds, Swedish Covenant Hospital, Refunding Series 2010A, 5.000%, 8/15/17	No Opt. Call	BBB+	539,310

1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	1,022,540

1,135	Illinois Medical District Office Building, Illinois, Certificates of Participation, Series 2002, 5.000%, 6/01/22 – NPFG Insured	12/15 at 100.00	AA–	1,136,441

	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014:
3,380	5.000%, 6/15/22	No Opt. Call	A	3,785,904
3,200	5.000%, 6/15/23	No Opt. Call	A	3,602,208
4,005	5.000%, 6/15/24	No Opt. Call	A	4,504,422
5,000	5.000%, 6/15/27 – AGM Insured	6/24 at 100.00	AA	5,518,100

5,000	Illinois State, General Obligation Bonds, Refunding Series 2008, 5.000%, 4/01/26	4/17 at 100.00	A–	5,108,400

120	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/19	No Opt. Call	A–	129,083

	Illinois State, General Obligation Bonds, Refunding Series 2012:
1,000	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	1,117,770
5,000	5.000%, 8/01/24	8/22 at 100.00	A–	5,381,100

5,000	Illinois State, General Obligation Bonds, Series 2013A, 5.000%, 4/01/24 – AGM Insured	No Opt. Call	AA	5,523,200

380	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/18	No Opt. Call	A–	395,819

2,085	Minooka, Illinois, Special Assessment Bonds, Refunding Improvement Series 2014, 5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	2,331,676

13,010	Plano, Illinois, Special Tax Bonds, Special Service Area 3 & 4 Lakewood Springs Project, Refunding Series 2015, 4.000%, 3/01/35	3/25 at 100.00	N/R	12,511,977

3,000	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	3,169,290

	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015:
510	5.000%, 10/01/23	No Opt. Call	BBB+	586,158
500	5.000%, 10/01/24	No Opt. Call	BBB+	576,360

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
1,255	5.250%, 11/01/17	No Opt. Call	BB+	1,326,422
1,510	5.750%, 11/01/19	No Opt. Call	BB+	1,686,051

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,710	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/16 at 100.00	N/R	$2,711,084

2,655	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 Woods Creek, Refunding Series 2015, 4.500%, 3/01/34	3/25 at 100.00	N/R	2,651,575

1,755	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 5 Wooded Shores, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	1,768,391

815	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 7 Deep Spring Woods, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	821,218

1,052	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 4.000%, 3/01/20	No Opt. Call	N/R	1,052,947
173,478	Total Illinois			181,532,064

	Indiana – 1.5%

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,505	6.000%, 11/15/22	No Opt. Call	N/R	1,661,490
1,550	7.000%, 11/15/27	No Opt. Call	N/R	1,751,669

250	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	258,720

1,380	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB–	1,474,157

1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB–	1,068,230

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A:
290	6.000%, 10/01/21	10/19 at 100.00	B–	282,843
1,500	6.625%, 10/01/29	10/19 at 100.00	B–	1,446,495

18,725	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB–	18,188,903

5,365	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB–	5,537,215

1,225	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	BBB+	1,309,562

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
250	5.000%, 10/01/22	No Opt. Call	BBB+	286,278
325	5.000%, 10/01/23	No Opt. Call	BBB+	372,915
550	5.000%, 10/01/24	10/23 at 100.00	BBB+	624,729
1,400	5.000%, 10/01/29	10/23 at 100.00	BBB+	1,518,412

15	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A, 5.000%, 5/01/29	No Opt. Call	A+	16,841

500	Indiana Finance Authority, Revenue Bonds, Marquette Project, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	530,660

	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
1,405	5.250%, 9/01/26 (Alternative Minimum Tax)	9/24 at 100.00	BBB	1,632,849
1,250	5.250%, 9/01/27 (Alternative Minimum Tax)	9/24 at 100.00	BBB	1,445,200

720	Monroe County, Indiana, Multifamily Housing Revenue Bonds, Canterbury House Apartments Project, Series 2001B, Pass through Certificates Series 2002-1, 5.900%, 11/01/34 (Mandatory put 11/01/22)	1/16 at 100.00	Baa1	723,550

Nuveen Investments	143

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$4,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	CCC+	$3,999,195

2,600	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	2,978,638
46,305	Total Indiana			47,108,551

	Iowa – 2.9%

1,000	Coralville, Iowa, Urban Renewal Revenue Bonds, Refunding Series 2007C, 5.000%, 6/01/18	6/17 at 100.00	Ba1	1,003,510

1,000	Iowa Finance Authority, Health Facilities Revenue Bonds, Mercy Medical Center Project, Series 2012, 5.000%, 8/15/26	No Opt. Call	A	1,130,240

4,800	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	4,875,216

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
36,795	5.000%, 12/01/19	No Opt. Call	BB–	39,159,447
14,430	5.500%, 12/01/22	12/18 at 100.00	BB–	15,305,901
18,865	5.250%, 12/01/25	12/23 at 100.00	BB–	20,684,529

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010:
745	5.000%, 9/01/16	No Opt. Call	BB	760,541
730	5.000%, 9/01/17	No Opt. Call	BB	758,390

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
125	3.000%, 9/01/16	No Opt. Call	BB	125,708
60	4.000%, 9/01/17	No Opt. Call	BB	61,484

5,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	4,961,550
83,550	Total Iowa			88,826,516

	Kansas – 1.2%

	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B:
1,200	5.000%, 6/01/22 – NPFG Insured	No Opt. Call	AA–	1,349,136
1,400	5.000%, 6/01/25 – NPFG Insured	No Opt. Call	AA–	1,570,044
1,600	5.000%, 6/01/27 – NPFG Insured	6/25 at 100.00	AA–	1,753,136

750	Kansas State Independent College Finance Authority, Revenue Anticipation Notes, Ottawa University, Private Education Short-Term Loan Program, Series 2015C, 4.850%, 5/01/16	No Opt. Call	N/R	753,210

	Kansas Power Pool, Electric Utility Revenue Bonds, Clay Center Projects, Series 2013A:
100	3.000%, 12/01/18	No Opt. Call	A3	104,347
310	4.000%, 12/01/20	No Opt. Call	A3	337,382

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
3,305	5.250%, 5/15/22	5/17 at 100.00	N/R	3,381,511
500	5.375%, 5/15/27	5/17 at 100.00	N/R	509,085

3,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007A, 5.000%, 5/15/24	5/17 at 100.00	N/R	3,040,320

	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B:
40	5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	40,368
7,675	5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	7,688,278

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$1,000	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	$911,500

500	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.000%, 5/15/29	5/19 at 100.00	N/R	511,375

1,000	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, TEMPS 50 Series 2014IV-B-2, 3.375%, 11/15/20	11/15 at 100.00	N/R	1,000,230

155	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 4.750%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	177,669

13,985	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	13,951,856
36,520	Total Kansas			37,079,447

	Kentucky – 0.2%

1,330	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.000%, 11/15/25	No Opt. Call	N/R	1,357,345

	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
585	5.000%, 7/01/22	No Opt. Call	BBB+	665,543
1,500	5.000%, 7/01/25	No Opt. Call	BBB+	1,708,380

2,015	Kentucky Housing Corporation, Multifamily Housing Revenue Bonds, Heritage Green Apartments Project, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	2,033,316
5,430	Total Kentucky			5,764,584

	Louisiana – 0.9%

1,250	Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade Corporation Project, Series 2002, 6.800%, 2/01/27	2/16 at 100.00	B3	1,255,125

	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
1,190	6.250%, 7/01/31	7/21 at 100.00	BB	1,362,824
460	6.375%, 7/01/41	7/21 at 100.00	BB	521,277

500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 (Pre-refunded 1/01/19) – AGM Insured	1/19 at 100.00	AA (4)	556,310

3,900	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	4,342,299

150	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2006A, 5.000%, 7/01/21 – CIFG Insured	7/16 at 100.00	N/R	151,568

410	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	456,076

165	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 5.000%, 7/01/19	No Opt. Call	A+	185,006

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
400	5.000%, 5/15/23	No Opt. Call	Baa1	462,740
300	5.000%, 5/15/24	No Opt. Call	Baa1	347,493
415	5.000%, 5/15/25	No Opt. Call	Baa1	480,035
400	5.000%, 5/15/26	5/25 at 100.00	Baa1	457,576
475	5.000%, 5/15/27	5/25 at 100.00	Baa1	541,168

Nuveen Investments	145

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,740	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 6.625%, 12/15/23	No Opt. Call	N/R	$1,895,939

200	Louisiana Public Facilities Authority, Revenue Bonds, The Oaks of Alexandria, L.L.C. – Louisiana State University at Alexandria Student Housing Project, Series 2006, 4.000%, 10/01/17 – NPFG Insured	10/16 at 100.00	AA–	205,206

4,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	4,018,520

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
450	5.000%, 6/01/22	No Opt. Call	A	527,139
500	5.000%, 6/01/24	No Opt. Call	A	591,060
500	5.000%, 6/01/25	6/24 at 100.00	A	581,050

	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014:
2,260	5.000%, 12/01/25	12/24 at 100.00	BBB+	2,667,794
835	5.000%, 12/01/26	12/24 at 100.00	BBB+	979,739
1,050	5.000%, 12/01/28	12/24 at 100.00	BBB+	1,206,587

1,250	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.000%, 11/15/24	No Opt. Call	N/R	1,332,313

2,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	2,060,520
24,800	Total Louisiana			27,185,364

	Maine – 0.7%

2,465	Maine Educational Loan Authority, Student Loan Revenue Bonds, Supplemental Education Loan Program, Class A Series 2012A-1, 5.050%, 12/01/27 (Alternative Minimum Tax)	12/22 at 100.00	AA	2,683,153

6,800	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2015, 5.125%, 8/01/35 (Mandatory put 8/01/25) (Alternative Minimum Tax)	No Opt. Call	B+	6,786,536

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
400	5.000%, 7/01/22	No Opt. Call	BBB	455,800
1,000	5.000%, 7/01/26	7/23 at 100.00	BBB	1,111,110
500	5.000%, 7/01/27	7/23 at 100.00	BBB	551,285

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,780	5.000%, 7/01/19	No Opt. Call	BBB–	1,912,307
100	5.250%, 7/01/21	No Opt. Call	BBB–	110,275

8,550	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	4/16 at 100.00	B3	8,585,055
21,595	Total Maine			22,195,521

	Maryland – 0.6%

700	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014, 4.200%, 7/01/24	No Opt. Call	N/R	711,368

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
375	5.250%, 9/01/21 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	383,813
100	5.250%, 9/01/23 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	102,149
525	5.000%, 9/01/32 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	534,765

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
$375	5.000%, 6/15/23	No Opt. Call	BBB+	$433,286
260	5.000%, 6/15/24	No Opt. Call	BBB+	301,176
275	5.000%, 6/15/25	6/24 at 100.00	BBB+	315,821
385	5.000%, 6/15/26	6/24 at 100.00	BBB+	439,096
345	5.000%, 6/15/27	6/24 at 100.00	BBB+	389,757

2,115	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/27	4/17 at 100.00	N/R	2,121,197

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
2,360	5.000%, 12/01/16 (6)	No Opt. Call	N/R	1,345,200
5,000	5.000%, 12/01/31 (6)	12/16 at 100.00	N/R	2,850,000

	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Series 2015:
790	4.000%, 7/01/22	No Opt. Call	BBB–	840,355
600	4.000%, 7/01/24	No Opt. Call	BBB–	630,216

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
750	5.000%, 7/01/23	No Opt. Call	BBB	860,925
1,500	5.000%, 7/01/24	No Opt. Call	BBB	1,723,155
2,000	5.000%, 7/01/25	No Opt. Call	BBB	2,308,120
1,000	5.000%, 7/01/27	7/25 at 100.00	BBB	1,136,620
19,455	Total Maryland			17,427,019

	Massachusetts – 2.3%

860	Massachusetts Development Finance Agency, Massachusetts, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/25	No Opt. Call	A–	992,492

750	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/27 – ACA Insured	1/17 at 100.00	N/R	757,500

	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,015	4.250%, 1/01/21	No Opt. Call	BBB–	1,093,196
1,040	4.500%, 1/01/22	No Opt. Call	BBB–	1,136,106
1,080	4.700%, 1/01/23	No Opt. Call	BBB–	1,192,838

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.000%, 7/01/24	No Opt. Call	BBB–	1,121,130

	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F:
100	5.000%, 7/15/19	No Opt. Call	BBB–	108,945
300	5.000%, 7/15/21	No Opt. Call	BBB–	330,246
335	5.000%, 7/15/22	No Opt. Call	BBB–	367,864
325	5.000%, 7/15/23	No Opt. Call	BBB–	355,986
315	5.000%, 7/15/24	7/23 at 100.00	BBB–	341,173

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013:
3,015	4.375%, 7/01/23 (Alternative Minimum Tax)	7/22 at 100.00	AA	3,187,458
5,000	5.000%, 7/01/25 (Alternative Minimum Tax)	7/22 at 100.00	AA	5,369,000
6,655	5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	7,299,936

Nuveen Investments	147

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$125	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	$141,558

4,600	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/26 (Alternative Minimum Tax)	1/25 at 100.00	AA	5,167,732

200	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Simmons College Issue, Series 2007H, 5.250%, 10/01/21 – SYNCORA GTY Insured	No Opt. Call	BBB+	227,694

2,485	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	1/16 at 100.00	BBB+	2,492,157

90	Massachusetts Industrial Finance Agency, Revenue Bonds, Dexter School, Series 2007, 5.000%, 5/01/20	No Opt. Call	BBB+	94,546

625	Massachusetts Industrial Finance Agency, Revenue Bonds, Dexter School, Series 2007, 5.000%, 5/01/20 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (4)	667,469

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
610	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	611,257
1,295	5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	1,297,629
210	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	210,433
13,635	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	N/R	13,662,679

27,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001C. ARS, 0.207%, 1/01/31 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	23,085,000
72,665	Total Massachusetts			71,312,024

	Michigan – 3.1%

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A:
490	4.750%, 7/01/18 – NPFG Insured	1/16 at 100.00	AA–	490,270
1,100	4.750%, 7/01/25 – NPFG Insured	1/16 at 100.00	AA–	1,100,066

20	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.000%, 4/01/20	4/16 at 100.00	A3	20,011

240	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	1/16 at 100.00	AA–	240,802

350	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2001C, 5.750%, 7/01/21 – BHAC Insured	No Opt. Call	AA+	388,385

211	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-1A, 5.000%, 4/01/17 – AGM Insured	1/16 at 100.00	AA	211,698

	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-2A:
845	5.375%, 4/01/18 – NPFG Insured	1/16 at 100.00	AA–	846,893
4,225	5.000%, 4/01/19	1/16 at 100.00	AA–	4,227,366
4,225	5.000%, 4/01/20	1/16 at 100.00	AA–	4,224,916

423	Michigan Finance Authority, Detroit, Michigan, Local Government Loan Program, Unlimited Tax General Obligation Bonds, Series 2014G-4A, 5.250%, 4/01/17 – SYNCORA GTY Insured	1/16 at 100.00	A–	423,531

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3:
5,000	5.000%, 7/01/22 – AGM Insured (5)	No Opt. Call	AA	5,785,100
5,000	5.000%, 7/01/23 – AGM Insured (5)	No Opt. Call	AA	5,808,700
5,000	5.000%, 7/01/24 – AGM Insured (5)	No Opt. Call	AA	5,851,850

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
$2,000	5.000%, 7/01/22 – NPFG Insured	No Opt. Call	AA–	$2,292,180
1,200	5.000%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	1,382,400
2,895	5.000%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	3,348,357

365	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB	373,884

1,565	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 7.750%, 7/15/26	7/21 at 100.00	B–	1,478,002

170	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	170,932

500	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	487,670

985	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	949,501

44,030	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	44,653,021

1,540	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC? Sauk Trail Hills Project, Series 2014, 5.750%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	1,569,737

1,800	Oakland County Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Archdiocese of Detroit, Refunding Series 2011, 6.500%, 12/01/20	No Opt. Call	N/R	1,931,076

750	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	786,953

2,715	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/22	No Opt. Call	BBB	2,937,684

105	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.000%, 11/01/15	No Opt. Call	BB	105,003

2,035	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA– (4)	2,043,547
89,784	Total Michigan			94,129,535

	Minnesota – 1.2%

330	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	378,395

1,470	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 4.000%, 3/01/22	No Opt. Call	BBB–	1,484,700

1,330	Cloquet, Minnesota, Pollution Control Revenue Bonds, Potlatch Corporation, Refunding Series 1996, 5.900%, 10/01/26	4/16 at 100.00	BB+	1,331,317

1,675	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	BB	1,690,241

	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A:
160	4.400%, 7/01/25	No Opt. Call	BB+	162,030
500	4.750%, 7/01/28	7/25 at 100.00	BB+	507,725

Nuveen Investments	149

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
$270	4.000%, 7/01/19	No Opt. Call	BB+	$279,142
300	4.000%, 7/01/20	No Opt. Call	BB+	309,459
500	4.000%, 7/01/23	No Opt. Call	BB+	503,825
420	4.000%, 7/01/24	No Opt. Call	BB+	417,367
500	5.000%, 7/01/29	7/24 at 100.00	BB+	517,170

2,460	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	12/15 at 100.00	N/R	2,467,011

1,880	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	1,889,832

550	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB	580,778

1,355	Minneapolis, Minnesota, Muli-Family Housing Revenue Bonds, Cameron Building Limited Partnership, Series 2015B, 3.000%, 1/01/18	7/16 at 100.00	N/R	1,356,043

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015:
500	4.000%, 3/01/22	No Opt. Call	N/R	515,540
335	4.000%, 3/01/24	3/23 at 100.00	N/R	337,064
325	4.000%, 3/01/27	3/23 at 100.00	N/R	323,229

600	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 4.150%, 9/01/24	No Opt. Call	BB+	613,956

2,285	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	2,296,951

1,130	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/23	12/21 at 100.00	BBB–	1,224,841

3,940	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary’s School Project, Series 2015, 5.000%, 8/01/22	No Opt. Call	BB	4,097,561

1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.000%, 9/01/27	9/22 at 100.00	BB+	1,036,140

	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A:
1,190	4.000%, 12/01/24	No Opt. Call	BBB–	1,210,861
700	4.500%, 12/01/29	12/24 at 100.00	BBB–	702,569

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015:
4,260	5.000%, 11/15/24	No Opt. Call	BBB–	4,976,234
4,825	5.000%, 11/15/26	11/20 at 100.00	BBB–	5,274,545

	Woodbury Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Saint Therese of Woodbury, Series 2014:
240	4.000%, 12/01/22	No Opt. Call	N/R	244,747
200	4.000%, 12/01/23	No Opt. Call	N/R	201,786
400	4.000%, 12/01/24	No Opt. Call	N/R	402,720
35,630	Total Minnesota			37,333,779

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.3%

$2,260	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB	$2,814,016

100	Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue Bonds, Northrop Grumman Ship Systems Inc. Project, Series 2006, 4.550%, 12/01/28	12/16 at 100.00	BB+	100,561

1,695	Mississippi Development Bank, Special Obligation Bonds, Gulfport School District General Obligation Project, Series 2014, 5.000%, 4/01/27 – BAM Insured	4/24 at 100.00	AA	1,962,963

3,105	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	A–	3,571,154
7,160	Total Mississippi			8,448,694

	Missouri – 0.5%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
315	5.000%, 6/01/17	No Opt. Call	B	314,465
390	5.000%, 6/01/19	6/17 at 100.00	B	390,043
1,530	5.000%, 6/01/27	6/17 at 100.00	B	1,457,463

1,800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/26	2/24 at 100.00	BBB+	2,037,762

1,400	Kansas City Industrial Development Authority, Missouri, Health Care Facilities First Mortgage Revenue Bonds, The Bishop Spenser Place, Incorporated, Series 2004A, 6.500%, 1/01/35	1/16 at 100.00	N/R	1,402,114

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
1,125	3.375%, 3/01/20	No Opt. Call	N/R	1,141,245
1,150	3.750%, 3/01/21	No Opt. Call	N/R	1,183,891

500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/16 at 100.00	N/R	505,040

1,555	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A, 5.125%, 6/01/25	No Opt. Call	N/R	1,560,334

380	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	11/15 at 100.00	N/R	380,046

1,895	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30 (WI/DD, Settling 11/18/15)	5/21 at 100.00	N/R	1,917,475

	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A:
660	4.000%, 5/01/20	No Opt. Call	N/R	679,107
1,135	5.000%, 5/01/24	5/23 at 100.00	N/R	1,190,273

1,150	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.250%, 6/15/25	6/18 at 100.00	N/R	1,153,554

665	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/22 – NPFG Insured	12/16 at 100.00	AA–	694,460

405	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/15 at 100.00	N/R	405,470
16,055	Total Missouri			16,412,742

Nuveen Investments	151

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska – 0.1%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
$165	5.250%, 12/01/18	No Opt. Call	A	$183,696
150	5.250%, 12/01/19	No Opt. Call	A	169,917
815	5.250%, 12/01/21	No Opt. Call	A	959,923

1,000	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/26	5/24 at 100.00	BBB+	1,141,250
2,130	Total Nebraska			2,454,786

	Nevada – 1.2%

2,000	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Regional Healthcare Project, Refunding Series 2012, 5.000%, 9/01/27	No Opt. Call	BBB+	2,200,680

	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain’s Edge, Refunding 2012:
865	5.000%, 8/01/21	No Opt. Call	BBB–	929,823
1,665	4.000%, 8/01/22	No Opt. Call	BBB–	1,696,502
2,340	4.000%, 8/01/23	No Opt. Call	BBB–	2,354,180

	Clark County, Nevada, Special Improvement District No. 151 (Summerlin-Mesa), Local Improvement Refunding Bonds, Series 2015:
1,250	4.000%, 8/01/20	No Opt. Call	N/R	1,330,300
1,170	4.500%, 8/01/23	No Opt. Call	N/R	1,251,806
740	4.500%, 8/01/24	No Opt. Call	N/R	786,938

1,900	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015, 4.000%, 12/15/25	No Opt. Call	BB	1,892,096

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-12, Lake Las Vegas NorthShore, Refunding Series 2013:
1,645	4.000%, 8/01/16	No Opt. Call	N/R	1,672,899
1,710	4.000%, 8/01/17	No Opt. Call	N/R	1,769,474
1,770	4.000%, 8/01/18	No Opt. Call	N/R	1,851,278

85	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-13 Cornerstone, Refunding Series 2013, 4.000%, 3/01/17	No Opt. Call	N/R	85,711

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18, Inspirada Series 2006:
995	5.125%, 9/01/19	3/16 at 100.00	N/R	979,110
995	5.150%, 9/01/20	3/16 at 100.00	N/R	953,897
100	5.150%, 9/01/21	3/16 at 100.00	N/R	92,071

300	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 6.500%, 6/15/17	No Opt. Call	BBB	316,569

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
900	4.000%, 6/01/18	No Opt. Call	N/R	938,673
615	4.000%, 6/01/19	No Opt. Call	N/R	645,424
500	4.000%, 6/01/21	No Opt. Call	N/R	514,960
650	5.000%, 6/01/23	No Opt. Call	N/R	693,342
600	5.000%, 6/01/24	No Opt. Call	N/R	635,358
500	5.000%, 6/01/25	6/24 at 100.00	N/R	521,760

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
540	4.000%, 6/01/18	No Opt. Call	N/R	553,208
685	4.000%, 6/01/19	No Opt. Call	N/R	703,474
495	4.000%, 6/01/20	No Opt. Call	N/R	507,593

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$2,520	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/27 – NPFG Insured	5/16 at 100.00	AA–	$2,532,726

535	North Las Vegas, Nevada, General Obligation Bonds, Water and Sewer Series 2005B, 4.000%, 8/01/16 – AMBAC Insured	2/16 at 100.00	Ba2	535,278

6,185	North Las Vegas, Nevada, Local Improvement Bonds, Aliante Special Improvement District 60, Refunding Series 2006A, 4.625%, 12/01/22 – AMBAC Insured	6/16 at 100.00	BBB+	6,232,006

300	Overton Power District 5, Nevada, Special Obligation Revenue Bonds, Series 2008, 8.000%, 12/01/38 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa1 (4)	364,440

100	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.500%, 6/15/20	6/18 at 100.00	B1	107,225
34,655	Total Nevada			35,648,801

	New Hampshire – 0.1%

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
180	0.000%, 1/01/17 – ACA Insured	No Opt. Call	AA	173,639
900	0.000%, 1/01/19 – ACA Insured	No Opt. Call	Caa1	759,915

1,180	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.000%, 4/01/29 (Mandatory put 10/01/19) (Alternative Minimum Tax)	No Opt. Call	B+	1,187,210
2,260	Total New Hampshire			2,120,764

	New Jersey – 5.3%

640	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/19 – AMBAC Insured	No Opt. Call	BBB–	654,995

	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A:
200	5.250%, 6/01/20 – NPFG Insured	12/15 at 100.00	AA–	200,690
4,405	5.250%, 6/01/21 – NPFG Insured	12/15 at 100.00	AA–	4,419,669

3,960	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,440,744

335	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A, 4.750%, 8/01/24	No Opt. Call	BB	346,125

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
240	2.875%, 1/01/17	No Opt. Call	N/R	240,118
400	3.250%, 1/01/18	No Opt. Call	N/R	401,780
500	3.625%, 1/01/19	No Opt. Call	N/R	505,925
1,000	4.375%, 1/01/24	No Opt. Call	N/R	1,017,310

1,120	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	1,279,398

	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A:
575	5.000%, 1/01/24	No Opt. Call	BBB–	640,355
650	5.000%, 1/01/25	No Opt. Call	BBB–	726,018

1,315	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 4.000%, 7/01/22	No Opt. Call	BBB–	1,388,232

Nuveen Investments	153

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A:
$780	4.000%, 7/01/20	No Opt. Call	BBB–	$824,717
2,460	4.000%, 7/01/24	No Opt. Call	BBB–	2,554,021

4,345	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/26	7/25 at 100.00	BBB–	4,611,913

500	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	538,925

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX:
15,000	5.000%, 6/15/22	No Opt. Call	A–	16,257,750
15,000	5.000%, 6/15/26	6/25 at 100.00	A–	15,836,400

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 1151:
250	2.298%, 9/01/25 (IF) (5)	3/25 at 100.00	A–	143,510
1,000	3.455%, 9/01/27 (IF) (5)	3/23 at 100.00	A–	561,440

100	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A, 5.125%, 10/01/24	No Opt. Call	BB–	101,642

4,740	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	BB–	5,130,434

530	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	BB–	531,617

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,545	4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	BB–	1,624,784
7,720	5.125%, 9/15/23 (Alternative Minimum Tax)	3/16 at 100.00	BB–	8,426,534
500	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	545,075

150	New Jersey Economic Development Authority, Transportation Sublease Revenue Bonds, Light Rail Transit System, Refunding Series 2008A, 5.000%, 5/01/19	No Opt. Call	A–	161,511

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,335	5.000%, 7/01/20	No Opt. Call	BB+	4,646,470
525	5.000%, 7/01/21	No Opt. Call	BB+	564,596
6,750	6.000%, 7/01/26	7/21 at 100.00	BB+	7,356,893

1,000	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/23	No Opt. Call	A–	1,159,340

2,555	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	2,704,493

2,435	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A–	2,652,567

9,160	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Series 2007A, 5.250%, 7/01/23	7/17 at 100.00	BBB	9,685,876

11,000	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	12,005,290

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$12,981	4.500%, 6/01/23	6/17 at 100.00	BB	$13,068,622
21,580	4.625%, 6/01/26	6/17 at 100.00	B+	21,130,057
15,515	5.000%, 6/01/29	6/17 at 100.00	B	13,687,178
157,796	Total New Jersey			162,773,014

	New Mexico – 0.4%

1,875	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/15 at 100.00	N/R	1,875,656

	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015:
200	4.000%, 10/01/20	No Opt. Call	N/R	201,192
240	4.875%, 10/01/25	No Opt. Call	N/R	242,251

2,355	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010A, 5.200%, 6/01/40 (Mandatory put 6/01/20)	No Opt. Call	BBB	2,606,773

570	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23	No Opt. Call	N/R	614,101

2,335	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, FHA/HFA Risk Sharing Program: Sandpiper Apartments Project, Series 2002A, 6.050%, 7/01/28 (Alternative Minimum Tax)	No Opt. Call	AA–	2,385,670

1,205	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23	No Opt. Call	N/R	1,276,071

1,500	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.250%, 5/01/25	5/20 at 103.00	N/R	1,533,150
10,280	Total New Mexico			10,734,864

	New York – 4.9%

	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015:
565	5.000%, 7/01/24	No Opt. Call	BBB+	659,841
450	5.000%, 7/01/26	7/25 at 100.00	BBB+	519,935
180	5.000%, 7/01/28	7/25 at 100.00	BBB+	204,350

85	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B	87,324

	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
485	4.000%, 4/01/19	No Opt. Call	BBB–	505,491
525	4.000%, 4/01/21	No Opt. Call	BBB–	548,494
545	4.000%, 4/01/22	No Opt. Call	BBB–	567,563

	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
680	4.000%, 11/01/17	No Opt. Call	BB	704,262
705	4.000%, 11/01/18	No Opt. Call	BB	737,113
735	4.000%, 11/01/19	No Opt. Call	BB	771,971
765	5.000%, 11/01/20	No Opt. Call	BB	840,620
805	5.000%, 11/01/21	No Opt. Call	BB	887,352
845	5.000%, 11/01/22	No Opt. Call	BB	932,441

Nuveen Investments	155

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014:
$2,605	3.750%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	N/R	$2,702,818
3,000	4.500%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	3,217,620

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
200	4.000%, 5/01/22	No Opt. Call	BB+	210,292
730	5.000%, 5/01/23	No Opt. Call	BB+	812,782
3,830	5.000%, 5/01/24	No Opt. Call	BB+	4,229,469
2,895	5.000%, 5/01/26	No Opt. Call	BB+	3,154,942
1,000	5.000%, 5/01/27	No Opt. Call	BB+	1,085,690

8,250	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21	12/18 at 100.00	Ba1	9,271,103

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2015:
1,500	5.000%, 12/01/25	No Opt. Call	Ba1	1,680,555
300	5.000%, 12/01/26	No Opt. Call	Ba1	331,734

1,000	Genesee County Industrial Development Agency, New York, Civic Facility Revenue Bonds, United Memorial Medical Center Project, Series 2007, 5.000%, 12/01/32	12/15 at 100.00	N/R	1,000,670

1,695	Green Island Power Authority, New York, Power System Revenue Bonds, Subordinate Series 2000, 6.000%, 12/15/25 (Alternative Minimum Tax)	12/15 at 100.00	Ba1	1,701,119

555	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Refunding Series 2013B, 4.000%, 12/01/20	No Opt. Call	A–	610,672

800	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 4.000%, 12/01/23	12/22 at 100.00	A–	872,712

400	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B, 5.000%, 7/01/29	No Opt. Call	BBB+	451,048

1,715	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/26	7/24 at 100.00	BBB+	1,978,630

5,520	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/16 at 100.00	B	5,541,086

	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
500	5.000%, 7/01/24	No Opt. Call	BBB	583,090
335	5.000%, 7/01/26	7/25 at 100.00	BBB	391,173
210	5.000%, 7/01/27	7/25 at 100.00	BBB	242,636
375	5.000%, 7/01/28	7/25 at 100.00	BBB	429,068

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
475	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	488,884
10,150	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	10,701,348
2,060	8.000%, 8/01/28 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,176,163
4,100	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	4,315,414

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A:
215	5.000%, 12/01/16	No Opt. Call	BB	220,508

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)
$500	5.000%, 12/01/21	12/16 at 100.00	BB	$518,215
4,525	5.000%, 12/01/28	12/16 at 100.00	BB	4,635,546

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B:
785	5.000%, 12/01/21	12/16 at 100.00	BB	813,598
1,480	5.000%, 12/01/28	12/16 at 100.00	BB	1,516,156
1,510	5.000%, 12/01/31	12/16 at 100.00	BB	1,539,717

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
170	5.000%, 1/01/19 – AMBAC Insured	1/17 at 100.00	BB+	177,925
75	5.000%, 1/01/20 – AMBAC Insured	1/17 at 100.00	BB+	78,299
175	5.000%, 1/01/21 – AMBAC Insured	1/17 at 100.00	BB+	182,154
635	5.000%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	661,111
195	5.000%, 1/01/23 – AMBAC Insured	1/17 at 100.00	BB+	203,018
1,000	5.000%, 1/01/26 – AMBAC Insured	1/17 at 100.00	BB+	1,036,370
275	4.300%, 1/01/26 – AMBAC Insured	1/17 at 100.00	BB+	277,002

4,370	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Pre-refunded 11/30/15) (Alternative Minimum Tax)	11/15 at 100.00	BB (4)	4,381,668

250	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Pre-refunded 11/30/15) (Alternative Minimum Tax)	11/15 at 100.00	BB (4)	253,418

2,165	New York City, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, TrIPs Obligated Group, Series 2012A, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	2,436,036

15,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34	11/24 at 100.00	N/R	15,870,065

5,250	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2014, 0.000%, 12/01/44 (Alternative Minimum Tax)	No Opt. Call	B+	5,243,753

	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A:
1,000	5.000%, 7/01/19	No Opt. Call	BB	1,081,440
1,250	4.625%, 7/01/22	7/19 at 100.00	BB	1,328,313

770	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 5.000%, 12/01/20	No Opt. Call	BBB	874,189

75	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	75,366

	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A:
1,850	5.250%, 12/01/16	No Opt. Call	N/R	1,884,355
8,600	5.000%, 12/01/23	6/17 at 100.00	N/R	8,860,924

6,065	Suffolk County Industrial Development Agency, New York, Continuing Care Retirement Community Revenue Bonds, Jefferson’s Ferry Project, Series 2006, 5.000%, 11/01/28	11/16 at 100.00	BBB–	6,181,327

100	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 5.000%, 6/01/18	No Opt. Call	BBB+	101,022

Nuveen Investments	157

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,400	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008B, 5.375%, 6/01/28	6/18 at 100.00	BBB–	$1,392,342

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
200	4.750%, 6/01/22	6/16 at 100.00	BBB–	200,812
21,280	5.000%, 6/01/26	6/16 at 100.00	BB–	21,558,130
142,985	Total New York			149,730,254

	North Carolina – 0.1%

1,000	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 4.375%, 3/01/25	No Opt. Call	N/R	1,005,210

500	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	534,435
1,500	Total North Carolina			1,539,645

	North Dakota – 0.2%

490	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/22 (ETM)	No Opt. Call	N/R (4)	587,618

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
500	5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	596,430
165	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	196,822
1,200	5.000%, 7/01/24 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,431,432
1,070	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,276,360
1,460	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,741,576
4,885	Total North Dakota			5,830,238

	Ohio – 4.2%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
10,590	5.375%, 6/01/24	6/17 at 100.00	B–	9,626,310
33,735	5.125%, 6/01/24	6/17 at 100.00	B–	30,300,102

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,320	5.000%, 12/01/24	12/22 at 100.00	N/R	2,335,173
2,170	5.750%, 12/01/34	12/22 at 100.00	N/R	2,184,930

2,550	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/22	11/20 at 100.00	A	2,940,456

	Franklin County, Ohio Health Care Facilities Revenue Bonds, Friendship Village of Dublin, Ohio, Inc., Refunding &Improvement, Series 2014:
150	5.000%, 11/15/23	No Opt. Call	A–	172,290
205	5.000%, 11/15/24	No Opt. Call	A–	236,117
200	5.000%, 11/15/25	11/24 at 100.00	A–	227,964
500	5.000%, 11/15/26	11/24 at 100.00	A–	564,105

5,000	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/27	1/17 at 100.00	BBB	5,114,750

	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012:
1,650	5.000%, 6/01/21	No Opt. Call	A–	1,913,076
5,000	5.250%, 6/01/26	No Opt. Call	A–	5,774,850

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$465	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A, 5.000%, 12/01/22	12/16 at 100.00	N/R	$469,385

2,325	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23	6/23 at 100.00	N/R	2,463,198

1,500	Licking County, Ohio, Health Care Facilities Revenue Bonds, Kendal at Granville Obligated Group, Refunding Series 2015A, 5.100%, 7/01/25	No Opt. Call	N/R	1,547,280

270	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.000%, 4/01/20	No Opt. Call	BBB–	293,936

2,590	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.250%, 5/01/29	11/23 at 100.00	A+	3,002,224

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
100	5.000%, 2/15/19	No Opt. Call	BB+	107,553
2,445	5.000%, 2/15/20	No Opt. Call	BB+	2,660,869
1,000	5.000%, 2/15/21	No Opt. Call	BB+	1,097,140
2,250	5.000%, 2/15/27	2/23 at 100.00	BB+	2,415,983

2,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	Baa1	2,198,920

400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Corp. Project, Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20)	No Opt. Call	BBB–	404,648

1,500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–	1,637,070

8,780	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	9,824,205

2,635	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	CCC+	2,364,201

2,000	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	3/16 at 100.00	B–	2,003,020

265	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	2/16 at 100.00	B–	265,485

1,210	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	No Opt. Call	BB–	1,249,216

7,010	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 0.000%, 12/01/33	No Opt. Call	BBB–	7,207,121

1,000	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	1,065,410

250	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A, 5.625%, 7/01/25	7/24 at 100.00	N/R	259,440

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015:
300	5.000%, 12/01/23	No Opt. Call	BB	321,612
595	5.000%, 12/01/24	No Opt. Call	BB	636,656
415	5.000%, 12/01/25	12/24 at 100.00	BB	440,493
850	5.500%, 12/01/29	12/24 at 100.00	BB	917,388

2,010	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/16 at 100.00	B–	2,010,060

Nuveen Investments	159

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$7,820	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003, 5.250%, 12/01/23 (Pre-refunded 12/01/15)	12/15 at 100.00	BB (4)	$7,845,259

145	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003, 5.375%, 12/01/35 (Pre-refunded 12/01/15)	12/15 at 100.00	BB (4)	145,142

	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, L.L.C. – The University of Toledo Project, Series 2014A:
1,485	5.000%, 7/01/24	No Opt. Call	BBB–	1,657,795
2,250	5.000%, 7/01/29	7/24 at 100.00	BBB–	2,420,865

9,065	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	9,163,809
129,000	Total Ohio			129,485,506

	Oklahoma – 0.8%

2,950	Arbuckle Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2008, 7.250%, 1/01/38	1/18 at 102.00	N/R	3,183,257

2,875	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	3,077,745

17,625	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	No Opt. Call	BB–	19,455,004
23,450	Total Oklahoma			25,716,006

	Oregon – 0.1%

530	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.000%, 10/01/19	No Opt. Call	N/R	572,882

840	Oregon State Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 4.000%, 10/01/21	No Opt. Call	BBB–	887,208

1,095	Oregon State Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 6.875%, 11/01/27	11/21 at 100.00	N/R	1,148,316

550	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	N/R	576,615

405	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	406,154

115	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Refunding Series 2006B, 5.000%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	115,254
3,535	Total Oregon			3,706,429

	Pennsylvania – 6.9%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
760	6.500%, 5/01/17	No Opt. Call	BB–	777,191
13,475	6.750%, 11/01/24	11/19 at 100.00	BB–	13,859,711
350	6.875%, 5/01/30	11/19 at 100.00	BB–	359,741

2,200	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	2,205,214

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$400	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	$432,620

200	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A, 5.000%, 11/15/17 (ETM)	No Opt. Call	N/R (4)	208,626

865	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	910,836

4,130	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB–	4,160,975

6,455	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	1/16 at 101.00	N/R	6,526,328

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A:
2,800	5.000%, 5/01/30	No Opt. Call	Baa2	3,007,844
2,000	5.000%, 5/01/32	No Opt. Call	Baa2	2,129,420

2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 0.000%, 4/01/41	No Opt. Call	BBB–	2,050,100

7,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	BBB–	7,609,875

1,070	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	1,068,117

250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company Project, Series 1999B, 4.750%, 8/01/20 (Mandatory put 5/01/18)	No Opt. Call	A1	267,273

190	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 4.875%, 3/15/27	3/17 at 100.00	BBB–	191,245

3,210	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, U.S. Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	No Opt. Call	BB–	3,370,982

2,890	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	CCC+	2,654,638

1,975	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.000%, 10/15/22	No Opt. Call	BBB–	2,112,460

1,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 3.750%, 10/01/24	No Opt. Call	BBB–	1,013,110

1,000	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	Baa3	1,048,240

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
1,095	5.000%, 5/01/22	No Opt. Call	Baa3	1,232,499
655	5.000%, 5/01/23	No Opt. Call	Baa3	738,558
500	5.000%, 5/01/24	No Opt. Call	Baa3	564,330

8,450	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Keystone Obligated Group, Series 2006A, 5.000%, 12/15/26	12/16 at 100.00	BB	8,704,599

Nuveen Investments	161

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,445	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/26	No Opt. Call	BBB	$2,750,698

7,620	Delaware Valley Regional Finance Authority, Bucks, Chester, Delaware and Montgomery Counties, Pennsylvania, Local Government Revenue Bonds, Series 2007C, 0.808%, 6/01/27	No Opt. Call	A+	6,754,368

150	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AA	164,474

515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	BBB	573,535

270	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	285,595

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014:
790	5.000%, 7/01/20	No Opt. Call	BBB–	866,796
870	5.000%, 7/01/22	No Opt. Call	BBB–	963,342
405	5.000%, 7/01/24	No Opt. Call	BBB–	448,282
1,000	5.000%, 7/01/29	No Opt. Call	BBB–	1,066,860

100	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Bonds, Series 2002A, 5.000%, 7/15/24 – AGM Insured	1/16 at 100.00	AA	100,216

1,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/18 – AGM Insured	1/16 at 100.00	AA	1,003,340

1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	1,045,150

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.000%, 5/01/20	No Opt. Call	BBB	1,078,640
1,000	5.000%, 5/01/22	No Opt. Call	BBB	1,080,450

1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/15 – FGIC Insured	No Opt. Call	AA–	1,005,520

3,420	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	3,554,064

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Holy Redeemer Health System Inc., Refunding Series 2014A:
1,165	5.000%, 10/01/24	No Opt. Call	BBB+	1,314,516
1,200	5.000%, 10/01/25	10/24 at 100.00	BBB+	1,338,072
2,000	5.000%, 10/01/26	10/24 at 100.00	BBB+	2,207,920

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
4,240	5.000%, 1/15/25	No Opt. Call	Baa2	4,726,964
2,000	5.250%, 1/15/26	1/25 at 100.00	Baa2	2,251,900

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Mortgage Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2008, 7.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	N/R (4)	1,135,180

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30	1/25 at 100.00	N/R	1,009,460

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,625	Moon Industrial Development Authority Revenue Refunding Bonds, Pennsylvania, Baptist Homes Society, Refunding Series 2015, 5.000%, 7/01/20	No Opt. Call	N/R	$1,685,791

6,050	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/15 at 100.00	B–	6,050,000

7,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 0.000%, 12/01/40	No Opt. Call	Baa3	7,556,325

18,170	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 0.000%, 12/01/37	No Opt. Call	Ba3	18,366,963

4,100	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa2 (4)	4,760,756

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
500	5.000%, 6/30/23 (Alternative Minimum Tax)	No Opt. Call	BBB	571,725
350	5.000%, 6/30/24 (Alternative Minimum Tax)	No Opt. Call	BBB	400,631
3,600	5.000%, 12/31/24 (Alternative Minimum Tax)	No Opt. Call	BBB	4,129,632
3,700	5.000%, 6/30/25 (Alternative Minimum Tax)	No Opt. Call	BBB	4,245,010

1,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010A, 7.500%, 5/01/20	No Opt. Call	B+	1,148,240

175	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 5.000%, 11/01/19	No Opt. Call	Baa3	190,197

120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	127,400

1,525	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc. Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	1/16 at 100.00	BBB	1,526,632

3,320	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 6.375%, 1/01/23	No Opt. Call	N/R	3,561,962

70	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	79,546

1,840	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007A, 5.500%, 7/01/30	7/17 at 100.00	BBB–	1,885,227

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B:
4,290	5.000%, 7/01/17	No Opt. Call	BBB–	4,511,750
7,465	5.500%, 7/01/26	7/17 at 100.00	BBB–	7,731,724

25,475	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	No Opt. Call	BBB–	26,841,989

100	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008F, 5.000%, 9/01/17 – BHAC Insured	No Opt. Call	AA+	107,206

180	Reading, Berks County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 5.250%, 11/15/19 – AGM Insured	No Opt. Call	A2	202,417

150	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 4.250%, 9/15/18 – FGIC Insured	3/16 at 100.00	AA–	148,554

Nuveen Investments	163

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,000	Scranton, Pennsylvania, General Obligation Bonds, Refunding Series 2003B, 4.350%, 9/01/20 – AMBAC Insured	3/16 at 100.00	N/R	$964,250

910	Scranton, Pennsylvania, General Obligation Bonds, Series 2013A, 7.250%, 9/01/23	No Opt. Call	N/R	930,675

500	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (4)	549,190

3,265	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/26 (Pre-refunded 12/01/15) – RAAI Insured	12/15 at 100.00	AA (4)	3,278,713

370	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 5.000%, 12/01/20	No Opt. Call	BBB	418,252

3,215	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2007F, 0.000%, 11/15/34	11/17 at 100.00	AA	2,812,386

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,215,400
203,175	Total Pennsylvania			210,928,417

	Rhode Island – 0.4%

2,000	Providence Public Building Authority, Rhode Island, Revenue Bonds, Various Capital Projects, Series 2011A, 5.875%, 6/15/26 – AGM Insured	6/21 at 100.00	AA	2,305,440

	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and Municipal Building Projects, Refunding Series 2015A:
1,500	5.000%, 4/01/23	No Opt. Call	Baa2	1,717,815
1,500	5.000%, 4/01/24	No Opt. Call	Baa2	1,718,415
1,910	5.000%, 4/01/25 – AGM Insured	No Opt. Call	AA	2,226,124
1,750	5.000%, 4/01/26 – AGM Insured	4/25 at 100.00	AA	2,010,540

85	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 5.000%, 5/15/17 – AGC Insured	No Opt. Call	A3	88,815

1,115	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.000%, 9/01/23	No Opt. Call	BBB	1,219,910

110	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2007-55B, 4.550%, 10/01/22 (Alternative Minimum Tax)	10/16 at 100.00	AA+	111,899
9,970	Total Rhode Island			11,398,958

	South Carolina – 0.7%

1,250	Greenwood County, South Carolina, Hospital Facilities Revenue Bonds, Self Regional Healthcare, Refunding Series 2012B, 5.000%, 10/01/25	No Opt. Call	A+	1,416,213

6,850	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	7,261,343

	South Carolina Jobs and Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013:
1,870	5.000%, 5/01/21	No Opt. Call	N/R	2,023,882
1,170	5.000%, 5/01/22	No Opt. Call	N/R	1,264,922
1,000	5.000%, 5/01/23	No Opt. Call	N/R	1,084,490

415	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 4.500%, 8/15/25	2/16 at 100.00	BB	417,797

875	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A, 5.750%, 11/01/23	No Opt. Call	N/R	919,616

164	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$130	South Carolina Jobs-Economic Authority, Student Housing Revenue Bonds, Coastal Housing Foundation, LLC Project, Series 2009A, 5.500%, 4/01/20 (ETM)	No Opt. Call	N/R (4)	$143,801

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,500	5.000%, 8/01/23	No Opt. Call	BBB+	1,697,490
400	5.250%, 8/01/24	8/23 at 100.00	BBB+	466,892

3,200	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	BB–	3,208,224
18,660	Total South Carolina			19,904,670

	South Dakota – 0.0%

80	Heartland Consumers Power District, South Dakota, Electric System Revenue Refunding Bonds, Series 1992, 6.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	AA (4)	82,975

160	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 5.000%, 12/01/20	12/19 at 100.00	Baa3	175,646
240	Total South Dakota			258,621

	Tennessee – 1.2%

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
700	5.000%, 10/01/24	No Opt. Call	BBB+	807,940
1,135	5.000%, 10/01/25	10/24 at 100.00	BBB+	1,300,233

1,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding Series 2013, 4.000%, 2/15/23	No Opt. Call	BBB–	1,017,690

25,105	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014, 5.250%, 5/01/25	11/24 at 100.00	N/R	25,198,140

850	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	995,299

5,456	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,267,962

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
755	5.000%, 2/01/18	No Opt. Call	A	813,648
925	5.000%, 2/01/20	No Opt. Call	A	1,036,768
40	5.000%, 2/01/24	No Opt. Call	A	46,124
190	5.000%, 2/01/25	No Opt. Call	A	220,997
36,156	Total Tennessee			37,704,801

	Texas – 7.6%

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
1,500	5.250%, 1/01/19 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	1,550,010
3,000	5.250%, 1/01/24 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	3,095,250

765	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 4.500%, 11/01/18	No Opt. Call	N/R	787,766

455	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007, 5.000%, 7/01/27	7/17 at 100.00	BBB	468,605

2,535	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Bonds, The Dow Chemical Company Project, Series 2002-A4, 5.950%, 5/15/33 (Alternative Minimum Tax)	5/18 at 102.00	BBB	2,789,134

Nuveen Investments	165

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,155	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Refunding Bonds, Dow Chemical Company Project, Series 2002-B2, 4.950%, 5/15/33	11/15 at 100.00	BBB	$3,340,577

2,900	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 6.375%, 9/01/28	9/22 at 103.00	N/R	2,965,685

1,050	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014, 6.750%, 9/01/24	9/22 at 103.00	N/R	1,071,798

700	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.375%, 9/01/28	9/20 at 103.00	N/R	686,602

1,500	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015, 5.500%, 9/01/24	9/22 at 103.00	N/R	1,478,610

65	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/18	No Opt. Call	BBB+	71,174

180	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 4.000%, 12/01/15	No Opt. Call	BBB–	180,320

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D:
2,000	5.000%, 11/01/24 (Alternative Minimum Tax)	No Opt. Call	A+	2,343,460
2,525	5.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A+	2,931,247

13,500	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, Learjet Inc., Series 2001A-1, 6.150%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	B2	13,520,385

1,170	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23	No Opt. Call	BBB–	1,278,471

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
315	5.000%, 9/01/19	No Opt. Call	BB+	351,761
255	4.000%, 9/01/20	No Opt. Call	BB+	274,607
255	5.000%, 9/01/21	No Opt. Call	BB+	284,713
230	5.000%, 9/01/22	No Opt. Call	BB+	254,783
325	5.000%, 9/01/23	No Opt. Call	BB+	359,083
305	5.000%, 9/01/24	No Opt. Call	BB+	336,574
1,785	5.250%, 9/01/29	9/24 at 100.00	BB+	1,938,528

1,000	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.125%, 9/01/28	No Opt. Call	N/R	1,034,540

3,645	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2015A, 4.070%, 10/01/29 (Mandatory put 3/01/17)	1/16 at 102.00	BB–	3,691,474

4,080	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	4,260,458

200	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	BB+	200,364

225	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014, 6.000%, 9/01/26	9/22 at 100.00	N/R	229,133

166	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 6.750%, 9/01/28	9/22 at 100.00	N/R	$508,945

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
105	5.000%, 6/01/18	No Opt. Call	Baa3	113,571
915	5.000%, 6/01/23	No Opt. Call	Baa3	1,037,784
1,400	5.000%, 6/01/28	6/23 at 100.00	Baa3	1,537,508

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
425	5.000%, 11/15/23	No Opt. Call	A3	499,898
545	5.000%, 11/15/24	No Opt. Call	A3	644,190
1,000	5.000%, 11/15/25	11/24 at 100.00	A3	1,172,150

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
1,455	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	1,736,048
965	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	1,140,418

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,005	4.500%, 7/01/16	No Opt. Call	BB–	2,013,180
5,500	5.250%, 7/01/28	7/20 at 100.00	BB–	5,404,795

2,000	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 6.250%, 9/15/27	9/25 at 100.00	N/R	2,020,420

5,500	Health Facilities Development District of Central Texas, Revenue Bonds, Legacy at Willow Bend Project, Series 2006A, 5.625%, 11/01/26	11/16 at 100.00	N/R	5,565,120

1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (Alternative Minimum Tax)	No Opt. Call	BB–	1,452,250

5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-2, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	5,356,350

10,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	10,583,500

	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014:
9,250	4.500%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	9,765,318
21,065	4.750%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	BB–	22,987,181
2,100	5.000%, 7/01/29	7/24 at 100.00	BB–	2,247,693

1,080	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/25	9/24 at 100.00	A2	1,292,512

775	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014, 5.375%, 9/01/28	9/19 at 103.00	N/R	769,978

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phases 2 -5 Major Improvement Project:
4,055	6.650%, 9/01/21	3/16 at 103.00	N/R	4,167,932
2,945	6.900%, 9/01/24	3/17 at 103.00	N/R	3,048,399

	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
860	6.400%, 9/01/23	3/18 at 103.00	N/R	896,662
805	6.650%, 9/01/28	3/18 at 103.00	N/R	839,084

Nuveen Investments	167

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Refunding Series 2009:
$1,000	5.500%, 2/15/18 (ETM)	No Opt. Call	N/R (4)	$1,103,370
340	5.750%, 2/15/19 (ETM)	No Opt. Call	N/R (4)	391,534

25	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Series 2007, 4.750%, 2/15/17 (ETM)	No Opt. Call	N/R (4)	26,325

50	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1, 4.000%, 6/01/30	6/23 at 100.00	A–	51,050

500	McClendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015, 5.125%, 9/15/28	9/23 at 100.00	N/R	494,405

300	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Series 2014, 5.000%, 2/15/24	No Opt. Call	BBB–	323,283

1,245	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.000%, 1/01/24	No Opt. Call	N/R	1,307,051

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A:

465	4.000%, 4/01/20	No Opt. Call	BBB–	489,106
540	5.000%, 4/01/21	No Opt. Call	BBB–	593,460
655	5.000%, 4/01/23	No Opt. Call	BBB–	722,190
690	5.000%, 4/01/24	No Opt. Call	BBB–	759,856
300	5.000%, 4/01/25	4/24 at 100.00	BBB–	327,186
3,280	5.000%, 4/01/29	No Opt. Call	BBB–	3,484,639

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

450	4.000%, 4/01/24 – AGM Insured	No Opt. Call	AA	485,082
2,250	5.000%, 4/01/29	4/24 at 100.00	BBB–	2,390,378

725	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/29	4/24 at 100.00	BBB–	770,762

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville III, L.L.C. – Tarleton State University Project, Series 2015A:

440	4.000%, 4/01/22	No Opt. Call	BBB–	460,293
430	5.000%, 4/01/24	No Opt. Call	BBB–	473,864

1,845	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville, L.L.C. – Tarleton State University Project, Series 2013A, 5.375%, 4/01/28	4/23 at 100.00	BBB–	2,023,504

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A:
305	5.000%, 4/01/24	No Opt. Call	Baa3	331,489
2,345	5.000%, 4/01/29	4/24 at 100.00	Baa3	2,467,081

900	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/26	1/25 at 100.00	A2	1,059,912

2,100	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002A., 6.450%, 11/01/30	11/15 at 100.00	BB–	2,106,699

3,750	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	11/15 at 100.00	BB–	3,762,713

168	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,890	Port of Bay City Authority, Matagorda County, Texas, Revenue Bonds, Hoechst Celanese Corporation Project, Series 1996, 6.500%, 5/01/26 (Alternative Minimum Tax)	11/15 at 100.00	BB–	$1,896,105

1,970	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/29	2/24 at 100.00	Baa2	2,116,509

1,350	Red River Authority, Texas, Pollution Control Revenue Bonds, AEP Texas North Company, Public Service Company of Oklahoma and AEP Texas Central Company Oklaunion Project, Refunding Series 2007, 4.450%, 6/01/20 – NPFG Insured	No Opt. Call	AA–	1,488,618

1,500	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	11/15 at 100.00	BB–	1,505,085

500	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 5.625%, 12/15/22	No Opt. Call	N/R	465,340

1,855	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014B-1, 6.125%, 11/15/20	11/15 at 100.00	N/R	1,857,745

550	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014B-2, 5.000%, 11/15/19	11/15 at 100.00	N/R	550,902

	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
75	5.250%, 8/01/17	No Opt. Call	A	80,089
770	5.500%, 8/01/22	No Opt. Call	A	924,870
355	5.500%, 8/01/27	No Opt. Call	A	430,942

	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A:
3,555	5.000%, 7/15/34 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	BBB	3,568,509
8,040	5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	1/16 at 100.00	BBB	8,069,266

1,000	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2007, 5.500%, 11/15/22	11/17 at 100.00	BB	1,031,680

1,845	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015A, 5.000%, 11/15/25	No Opt. Call	BB	1,937,102

8,155	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015B-1, 4.500%, 11/15/21	5/17 at 100.00	BB	8,174,083

2,500	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015B-2, 3.875%, 11/15/20	5/17 at 100.00	BB	2,510,550

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
280	5.625%, 12/15/17	No Opt. Call	A–	296,318
7,500	6.250%, 12/15/26	No Opt. Call	A–	9,123,600

	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
200	5.000%, 12/15/19	No Opt. Call	A3	226,266
5,000	5.000%, 12/15/22	No Opt. Call	A3	5,893,200
3,400	5.000%, 12/15/24	No Opt. Call	A3	3,922,716
2,000	5.000%, 12/15/25	No Opt. Call	A3	2,286,520
550	5.000%, 12/15/27	No Opt. Call	A3	613,723
975	5.000%, 12/15/29	No Opt. Call	A3	1,071,642

45	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/23	No Opt. Call	BBB+	52,838

Nuveen Investments	169

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,480	Travis County Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Longhorn Village Project, Refunding Series 2012A, 6.000%, 1/01/22	No Opt. Call	N/R	$1,600,398

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,275	5.500%, 9/01/25	No Opt. Call	N/R	3,267,959
1,840	6.125%, 9/01/35	9/25 at 100.00	N/R	1,829,162
218,505	Total Texas			231,772,967

	Utah – 0.7%

17,500	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	18,509,925

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,215	5.550%, 11/15/21	11/16 at 100.00	N/R	1,232,824
500	5.550%, 11/15/26	11/16 at 100.00	N/R	504,385

750	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 4.300%, 4/15/25	4/20 at 100.00	N/R	749,063

325	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A, 3.625%, 10/15/18	No Opt. Call	BB+	329,430

195	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2008A, 6.375%, 7/15/18 (Pre-refunded 7/15/16)	7/16 at 102.00	BBB– (4)	207,129
20,485	Total Utah			21,532,756

	Vermont – 0.4%

2,190	Burlington, Vermont, Airport Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/28	No Opt. Call	Baa3	2,229,989

	Burlington, Vermont, Electric System Revenue Bonds, Series 2011A:
265	5.500%, 7/01/29	7/21 at 100.00	Baa2	295,488
315	5.625%, 7/01/30	7/21 at 100.00	Baa2	351,880
460	5.750%, 7/01/31	7/21 at 100.00	Baa2	515,545

1,300	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26 (Pre-refunded 5/01/16)	5/16 at 100.00	N/R (4)	1,330,888

4,000	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/01/18) (Alternative Minimum Tax)	No Opt. Call	B+	4,018,360

	Vermont Educational and Health Buildings Financing Authority, Revenue Bonds, Saint Michael’s College Project, Series 2012:
170	5.000%, 10/01/24	10/22 at 100.00	BBB+	193,344
555	5.000%, 10/01/25	10/22 at 100.00	BBB+	627,305
805	5.000%, 10/01/27	10/22 at 100.00	BBB+	896,263

2,250	Vermont Student Assistance Corporation, Education Loan Revenue Bonds, Senior Series 2014A, 5.000%, 6/15/23 (Alternative Minimum Tax)	No Opt. Call	AA	2,568,848
12,310	Total Vermont			13,027,910

	Virgin Islands – 1.0%

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	2,134,020

7,135	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/24	No Opt. Call	BBB+	8,078,604

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/25	10/20 at 100.00	BBB	1,116,990

170	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands (continued)

$1,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	$1,803,435

50	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 5.125%, 10/01/19	No Opt. Call	Baa3	55,076

2,220	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	2,426,638

1,530	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,694,261

	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A:
200	6.625%, 10/01/29	10/19 at 100.00	Baa3	223,514
5,000	6.750%, 10/01/37	10/19 at 100.00	Baa3	5,639,150

	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2010A:
1,225	4.750%, 7/01/16	No Opt. Call	BBB–	1,244,135
1,300	4.750%, 7/01/17	No Opt. Call	BBB–	1,343,394
2,380	5.000%, 7/01/18	No Opt. Call	BBB–	2,507,830

3,305	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2003, 4.500%, 7/01/28 – AMBAC Insured	1/16 at 100.00	BBB–	3,305,958
28,845	Total Virgin Islands			31,573,005

	Virginia – 0.9%

1,000	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 5.000%, 11/01/29	11/24 at 100.00	N/R	1,005,980

1,025	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 4.500%, 3/01/25	No Opt. Call	N/R	1,045,480

960	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/20	No Opt. Call	Baa1	1,072,963

	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2014:
1,000	5.000%, 6/15/26	6/24 at 100.00	Baa1	1,135,400
2,000	5.000%, 6/15/27	6/24 at 100.00	Baa1	2,256,180

700	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	702,352

2,130	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 4.000%, 3/01/25	No Opt. Call	N/R	2,091,149

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
214	5.800%, 9/01/17	No Opt. Call	N/R	227,623
2,717	6.250%, 9/01/24	9/17 at 100.00	N/R	2,871,461
1,460	6.450%, 9/01/37	9/17 at 100.00	N/R	1,537,468

1,640	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Central Virginia CSB, Series 2008B, 6.500%, 8/01/28	2/18 at 100.00	N/R	1,724,460

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B:
1,480	5.000%, 7/01/23	No Opt. Call	BB+	1,613,259
1,550	5.000%, 7/01/24	No Opt. Call	BB+	1,689,082
1,635	5.000%, 7/01/25	No Opt. Call	BB+	1,781,529

Nuveen Investments	171

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
$400	5.000%, 7/01/22	No Opt. Call	BB+	$439,640
1,320	5.000%, 7/01/23	No Opt. Call	BB+	1,438,853
1,390	5.000%, 7/01/24	No Opt. Call	BB+	1,514,725
1,455	5.000%, 7/01/25	No Opt. Call	BB+	1,585,397

1,000	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014, 5.000%, 10/01/24	No Opt. Call	A–	1,183,600
25,076	Total Virginia			26,916,601

	Washington – 1.1%

1,140	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A, 4.250%, 12/01/25	No Opt. Call	N/R	1,161,056

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
2,660	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	2,720,621
1,500	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,525,605

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
1,110	5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	1,285,935
1,165	5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	A–	1,361,221

430	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/16 at 100.00	N/R	429,703

800	Tukwila, Washington, Special Assessment Bonds, Local Improvement District 33 Series 2013, 4.500%, 1/15/23	1/16 at 100.00	BBB	801,464

1,000	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,088,390

5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Tender Option Bonds Trust 2015-XF1017, 2.631%, 1/01/35 (Mandatory put 1/02/25) (IF) (5)	7/24 at 100.00	A	4,815,200

45	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	50,085

70	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	83,110

1,350	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 6.000%, 7/01/25	No Opt. Call	N/R	1,390,784

2,875	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, TEMPS 45 Series 2015B-3, 4.375%, 1/01/21	7/17 at 100.00	N/R	2,921,604

2,125	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, TEMPS 65 Series 2015B-2, 4.875%, 1/01/22	7/17 at 100.00	N/R	2,135,009

820	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23	No Opt. Call	N/R	870,627

85	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 4.000%, 7/01/18	No Opt. Call	A–	89,180

2,950	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A, 6.000%, 1/01/24	No Opt. Call	N/R	3,131,396

2,925	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 50 Series 2014B-3, 5.125%, 1/01/20	1/16 at 100.00	N/R	2,926,580

172	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$2,700	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 65 Series 2014B-2, 5.375%, 1/01/20	1/16 at 100.00	N/R	$2,702,052

2,350	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 80 Series 2014B-1, 5.875%, 1/01/21	1/16 at 100.00	N/R	2,352,374
33,100	Total Washington			33,841,996

	West Virginia – 0.1%

2,220	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 5.750%, 7/01/23	No Opt. Call	Ba1	2,455,742

1,500	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	1,510,680
3,720	Total West Virginia			3,966,422

	Wisconsin – 2.6%

1,915	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	2,107,170

725	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	731,068

250	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/22	No Opt. Call	BBB–	274,775

2,715	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 4.350%, 3/01/25	No Opt. Call	BB+	2,756,132

535	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 4.375%, 7/01/25	No Opt. Call	N/R	536,231

465	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB+	501,977

1,725	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Palm Beach Maritime Academy, Series 2014A, 6.500%, 5/01/29 (6)	5/24 at 100.00	N/R	1,724,707

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A:
670	5.250%, 2/01/25	No Opt. Call	N/R	662,804
1,380	5.750%, 2/01/35	2/25 at 100.00	N/R	1,316,561

6,780	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	6,987,875

325	Public Finance Authority of Wisconsin, for the Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A, 4.125%, 10/01/24	10/22 at 100.00	BB+	330,671

	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc Project, Refunding Series 2015A:
1,045	4.000%, 9/01/20	No Opt. Call	BB	1,084,208
1,250	5.000%, 9/01/25	No Opt. Call	BB	1,331,900

1,900	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.000%, 4/01/22	No Opt. Call	BB–	1,959,945

3,000	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.000%, 4/01/25	No Opt. Call	BB–	3,081,960

1,500	Public Finance Authority of Wisconsin, Senior Living Revenue Bonds, Rose Villa Project, TEMPS 50 Series 2014, 3.750%, 11/15/19	11/15 at 100.00	N/R	1,504,695

Nuveen Investments	173

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,000	Public Finance Authority of Wisconsin, Senior Living Revenue Bonds, Rose Villa Project, TEMPS 65 Series 2014, 4.250%, 11/15/20	11/15 at 100.00	N/R	$1,001,080

540	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation – Cullowhee LLC – Western California University Project, Series 2015A, 5.000%, 7/01/23	No Opt. Call	BBB–	596,722

1,820	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 5.750%, 7/15/32	No Opt. Call	BBB–	1,959,066

635	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A, 5.500%, 10/01/22	No Opt. Call	BB+	705,015

4,715	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	4,985,264

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
645	5.000%, 5/01/23	No Opt. Call	N/R	680,036
1,250	5.000%, 5/01/26	5/24 at 100.00	N/R	1,310,863

2,265	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/26	No Opt. Call	A–	2,586,336

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/25	No Opt. Call	A2	2,853,825

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
300	5.000%, 7/01/21	No Opt. Call	BBB+	344,112
750	5.000%, 7/01/22	No Opt. Call	BBB+	866,513
1,000	5.000%, 7/01/23	No Opt. Call	BBB+	1,150,130
385	5.000%, 7/01/25	7/24 at 100.00	BBB+	438,969
670	5.000%, 7/01/26	7/24 at 100.00	BBB+	758,219

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
200	5.000%, 8/15/21	No Opt. Call	A–	225,940
200	5.000%, 8/15/22	No Opt. Call	A–	226,858

5,825	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006A, 5.125%, 5/15/29	5/16 at 100.00	BBB+	5,881,037

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2014:
250	5.000%, 3/01/23	No Opt. Call	BBB	282,703
945	5.000%, 3/01/24	No Opt. Call	BBB	1,070,912
500	5.000%, 3/01/25	3/24 at 100.00	BBB	562,400

390	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/21	8/16 at 100.00	A–	403,147

2,140	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	2,182,672

4,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/29	12/22 at 102.00	N/R	4,165,363

1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 4.250%, 10/01/24	10/22 at 102.00	N/R	1,537,485

174	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
$1,345	5.000%, 5/01/22	No Opt. Call	BBB	$1,521,397
1,485	5.000%, 5/01/24	No Opt. Call	BBB	1,680,857
350	5.000%, 5/01/25	5/24 at 100.00	BBB	390,282
800	5.000%, 5/01/26	5/24 at 100.00	BBB	887,512

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,000	5.750%, 5/01/33	5/19 at 100.00	AA–	8,027,110
4,000	6.000%, 5/01/36	5/19 at 100.00	AA–	4,631,360
75,605	Total Wisconsin			80,805,864

	Wyoming – 0.3%

	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A:
1,230	5.000%, 9/01/23	No Opt. Call	BBB–	1,396,456
795	5.000%, 9/01/24	9/23 at 100.00	BBB–	890,813
1,360	5.000%, 9/01/25	9/23 at 100.00	BBB–	1,509,342
1,310	5.000%, 9/01/30	9/23 at 100.00	BBB–	1,405,054

1,000	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	1,003,520

1,100	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	1,233,430
6,795	Total Wyoming			7,438,615
$2,860,962	Total Municipal Bonds (cost $2,904,046,325)			2,969,243,750

Shares	Description (1)			Value

	COMMON STOCKS – 0.0%

	Airlines – 0.0%

11,715	American Airlines Group Inc. (7)			$541,467
	Total Common Stocks (cost $363,949)			541,467
	Total Long-Term Investments (cost $2,904,410,274)			2,969,785,217

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	MUNICIPAL BONDS – 0.7%

	California – 0.5%

$2,000	California Municipal Finance Authority, Revenue Bonds, Northbay Healthcare Group, Variable Rate Demand Obligation Series 2013A, 2.110%, 11/01/27 (8)	11/15 at 100.00	BBB–	$2,002,220

9,430	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 12/15/15 (9)	No Opt. Call	N/R	9,455,838

920	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 12/15/15 (9)	No Opt. Call	N/R	922,521

1,395	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 12/15/15 (9)	No Opt. Call	N/R	1,398,822
13,745	Total California			13,779,401

Nuveen Investments	175

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 0.2%

$5,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Variable Rate Demand Obligations, Series 2014, 0.760%, 12/01/44 (8)	6/19 at 100.00	A– 1	$4,925,450
$18,745	Total Short-Term Investments (cost $18,720,657)			18,704,851
	Total Investments (cost $2,923,130,931) – 97.9%			2,988,490,068
	Floating Rate Obligations – (0.3)%			(8,000,000)
	Other Assets Less Liabilities – 2.4% (10)			73,330,076
	Net Assets – 100%			$3,053,820,144

Investments in Derivatives as of October 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annu alized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Value	Variation Margin Receiv able/ (Payable)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC*	$88,300,000	Receive	3-Month USD LIBOR-ICE	2.270%	Semi- Annually	9/27/16	9/27/22	$(1,484,492)	$(160,398)	$(1,512,676)
JPMorgan	32,100,000	Receive	Weekly USD-SIFMA	1.937	Quarterly	3/17/16	3/17/25	(1,186,367)	N/A	(1,186,367)
Morgan Stanley	43,000,000	Receive	Weekly USD-SIFMA	1.630	Quarterly	3/01/16	3/01/24	(772,928)	N/A	(772,928)
	$163,400,000							$(3,443,787)	$(160,398)	$(3,471,971)
*	Morgan Stanley is is the clearing broker for this transaction.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

N/A	Not Applicable

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange

USD-SIFMA	United States Dollar-Securities Industry and Financial Market Association

See accompanying notes to financial statements.

176	Nuveen Investments

Nuveen Strategic Municipal Opportunities Fund

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.9%

	MUNICIPAL BONDS – 96.9%

	National – 1.2%

$189	Municipal Tax Exempt Asset Trust, Trust Receipt, Series 2010-7 Loma Linda University Behavioral Medicine Center, Inc., 4.390%, 12/01/26	No Opt. Call	N/R	$187,715

	Alabama – 3.5%

200	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 4.750%, 1/01/25 – AGM Insured	1/16 at 100.00	AA	201,164

250	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	231,293

90	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2009A, 6.250%, 11/01/33	11/19 at 100.00	BBB	104,024
540	Total Alabama			536,481

	California – 16.5%

250	Banning Financing Authority, California, Revenue Bonds, Electric System Project, Refunding Series 2015, 5.000%, 6/01/32 – AGM Insured	6/25 at 100.00	AA	283,794

240	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A, 5.000%, 11/01/27	11/23 at 100.00	Aa2	281,184

250	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2015A, 5.000%, 2/01/46	2/25 at 100.00	A–	270,060

250	California School Finance Authority School Facility Revenue Bonds, KIPP LA Projects, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	BBB–	266,790

200	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 10/01/32	10/24 at 100.00	AA–	231,944

200	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B	169,866

100	Hemet Unified School District Financing Authority, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/39	3/25 at 100.00	N/R	106,784

215	Hollister Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Community Development Project, Refunding Series 2014, 5.000%, 10/01/27 – BAM Insured	10/24 at 100.00	AA	251,591

100	Oceanside Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2015A, 5.000%, 9/01/25 – BAM Insured	No Opt. Call	AA	121,774

250	Riverside Unified School District Finance Authority, Riverside County, California, Special Tax Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31 – BAM Insured	3/25 at 100.00	AA	284,329

150	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/32 – NPFG Insured	No Opt. Call	AA–	73,092

175	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB+	187,229
2,380	Total California			2,528,437

	Colorado – 2.9%

200	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	209,798

Nuveen Investments	177

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$100	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	$100,623

105	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A	132,376
405	Total Colorado			442,797

	Connecticut – 2.3%

200	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/16 at 100.00	B2	201,122

125	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2015A, 5.000%, 8/01/33	8/25 at 100.00	AA	144,851
325	Total Connecticut			345,973

	District of Columbia – 3.1%

200	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	247,994

190	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Refunding Subordinate Lien Series 2015B, 5.000%, 10/01/29	10/25 at 100.00	AA	225,437
390	Total District of Columbia			473,431

	Florida – 5.9%

240	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.750%, 7/01/30	7/25 at 100.00	N/R	247,337

200	Industrial Development Board of the City of Selma, Florida, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	198,066

175	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/45	4/25 at 100.00	A–	190,624

250	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	262,718
865	Total Florida			898,745

	Guam – 1.1%

150	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	163,884

	Hawaii – 1.3%

200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	No Opt. Call	N/R	203,562

	Illinois – 5.3%

175	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B, 5.000%, 1/01/29	1/25 at 100.00	A	199,257

200	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	Caa1	206,908

250	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%, 10/01/46 (UB)	10/25 at 100.00	AA+	277,183

270	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 6.375%, 1/01/16 (4)	No Opt. Call	N/R	129,060
895	Total Illinois			812,408

178	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 0.6%

$110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	$97,724

	Iowa – 1.5%

205	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	224,772

	Maine – 1.5%

200	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth Issue, Series 2015, 5.000%, 7/01/30	7/24 at 100.00	A+	223,764

	Maryland – 3.0%

100	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.000%, 9/01/32 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	101,860

500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (5)	12/16 at 100.00	N/R	284,999

65	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Series 2015, 5.000%, 7/01/39	7/24 at 100.00	A	71,494
665	Total Maryland			458,353

	Massachusetts – 5.1%

500	Massachusetts Development Finance Agency Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F, 5.000%, 8/15/28	8/25 at 100.00	A+	582,838

180	Massachusetts Development Finance Agency, Massachusetts, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/31	No Opt. Call	A–	201,118
680	Total Massachusetts			783,956

	Michigan – 1.3%

200	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	202,830

	Minnesota – 3.3%

195	Southern Minnesota Municipal Power Agency Power Supply System Revenue Bonds, Series 2015A, 5.000%, 1/01/29	1/26 at 100.00	A+	231,401

250	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015, 5.250%, 11/15/35	11/20 at 100.00	BBB–	268,800
445	Total Minnesota			500,201

	Nebraska – 2.2%

100	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	108,306

200	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/26	5/24 at 100.00	BBB+	228,250
300	Total Nebraska			336,556

	Nevada – 1.2%

200	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18, Inspirada Series 2006, 5.150%, 9/01/20	3/16 at 100.00	N/R	191,738

Nuveen Investments	179

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 13.5%

$250	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/35	No Opt. Call	BBB–	$100,073

250	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A–	280,090

200	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	210,508

175	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	11/15 at 100.00	BB	177,392

250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	253,445

250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.375%, 11/15/40	No Opt. Call	N/R	262,685

200	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A, 5.000%, 4/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa1	230,728

535	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 4.000%, 10/15/45	10/25 at 100.00	AA–	546,020
2,110	Total New York			2,060,941

	North Carolina – 1.7%

250	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	265,558

	Ohio – 2.2%

225	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	202,091

120	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/19	No Opt. Call	BB+	129,064
345	Total Ohio			331,155

	Pennsylvania – 3.3%

100	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 5.000%, 10/01/34	10/24 at 100.00	BBB–	105,884

200	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 5.000%, 6/01/22	No Opt. Call	Baa3	221,838

180	Scranton, Pennsylvania, General Obligation Bonds, Series 2013A, 7.250%, 9/01/23	No Opt. Call	N/R	184,090
480	Total Pennsylvania			511,812

	South Carolina – 1.5%

200	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.250%, 8/01/30	8/23 at 100.00	BBB+	225,382

	Texas – 5.9%

200	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	198,360

100	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	100,984

180	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$200	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2015, 5.000%, 1/01/21	No Opt. Call	A	$231,238

200	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/25	No Opt. Call	A3	228,652

135	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/33	8/24 at 100.00	BBB+	149,342
835	Total Texas			908,576

	Virginia – 1.7%

250	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 5.400%, 3/01/45	3/25 at 100.00	N/R	255,108

	Washington – 1.3%

200	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45	7/25 at 100.00	N/R	206,492

	Wisconsin – 3.0%

250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 5.625%, 7/01/45	7/25 at 100.00	N/R	247,310

200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	220,060
450	Total Wisconsin			467,370
$14,464	Total Long-Term Investments (cost $14,797,214)			14,845,721
	Floating Rate Obligations – (1.3)%			(200,000)
	Other Assets Less Liabilities – 4.4% (6)			667,686
	Net Assets – 100%			$15,313,407

Investments in Derivatives as of October 31, 2015

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs	Assured Guaranty Municipal Corp.	Buy	3.10%	$250,000	5.000%	9/20/20	$(23,128)	$(11,466)
Goldman Sachs	Markit MCDX NA 21	Buy	1.01	250,000	1.000	12/20/18	(205)	(1,483)
Goldman Sachs	Markit MCDX NA 24	Buy	0.90	250,000	1.000	6/20/20	(1,334)	(1,438)
				$750,000			$(24,667)	$(14,387)

Nuveen Investments	181

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	October 31, 2015 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	On November 11, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.375% to 3.825%.

(5)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

182	Nuveen Investments

Statement of

Assets and Liabilities	October 31, 2015 (Unaudited)

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Assets
Long-term investments, at value (cost $10,527,191,320, $2,904,410,274 and $14,797,214, respectively)	$11,082,816,499	$2,969,785,217	$14,845,721
Short-term investments, at value (cost $17,175,000, $18,720,657 and $—, respectively)	17,222,059	18,704,851	—
Cash	45,760,953	17,516,520	492,550
Cash collateral at brokers(1)	2,120,000	3,105,950	—
Credit default swaps premiums paid	3,905,836	—	—
Interest rate swaps premiums paid	—	28,184	—
Unrealized appreciation on credit default swaps	1,708,876	—	—
Receivable for:
Interest	226,990,536	46,528,322	188,733
Investments sold	11,650,054	11,246,708	1,000
Shares sold	56,472,706	12,259,894	75,000
Other assets	2,056,356	437,326	10,838
Total assets	11,450,703,875	3,079,612,972	15,613,842
Liabilities
Floating rate obligations	347,237,000	8,000,000	200,000
Credit default swaps premiums received	—	—	10,280
Unrealized depreciation on credit default swaps, net	862,380	—	14,387
Unrealized depreciation on interest rate swaps	22,511,644	1,959,295	—
Payable for:
Dividends	12,324,815	2,683,657	22,450
Investments purchased	56,190,134	6,588,269	—
Shares redeemed	30,753,060	4,356,685	29,678
Variation margin on swap contracts	—	160,398	—
Accrued expenses:
12b-1 distribution and service fees	1,807,385	228,124	264
Management fees	4,543,566	1,365,912	351
Trustees fees	623,591	53,412	117
Other	1,632,568	397,076	22,908
Total liabilities	478,486,143	25,792,828	300,435
Net assets	$10,972,217,732	$3,053,820,144	$15,313,407

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives in addition to the Fund’s securities pledged as collateral as noted in the Fund’s portfolio of investments.

See accompanying notes to financial statements.

Nuveen Investments	183

Statement of Assets and Liabilities (Unaudited) (continued)

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Class A Shares
Net assets	$3,622,473,887	$756,044,826	$1,040,690
Shares outstanding	212,735,391	74,909,576	103,201
Net asset value (“NAV”) per share	$17.03	$10.09	$10.08
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 2.50% and 3.00%, respectively, of offering price)	$17.77	$10.35	$10.39
Class C Shares
Net assets	$492,344,565	$91,376,973	$150,068
Shares outstanding	28,943,831	9,060,988	14,888
NAV and offering price per share	$17.01	$10.08	$10.08
Class C2 Shares
Net assets	$1,259,738,243	$41,146,688	$—
Shares outstanding	74,036,878	4,076,542	—
NAV and offering price per share	$17.02	$10.09	$—
Class I Shares
Net assets	$5,597,661,037	$2,165,251,657	$14,122,649
Shares outstanding	328,723,559	214,395,179	1,399,172
NAV and offering price per share	$17.03	$10.10	$10.09
Net assets consist of:
Capital paid-in	$11,739,513,203	$3,008,917,187	$15,228,470
Undistributed (Over-distribution of) net investment income	32,464,900	3,978,926	77,561
Accumulated net realized gain (loss)	(1,333,767,461)	(20,963,135)	(26,744)
Net unrealized appreciation (depreciation)	534,007,090	61,887,166	34,120
Net assets	$10,972,217,732	$3,053,820,144	$15,313,407
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

184	Nuveen Investments

Statement of

Operations	Six Months Ended October 31, 2015 (Unaudited)

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Investment Income	$347,679,261	$62,752,640	$293,843
Expenses
Management fees	26,372,464	7,649,223	42,219
12b-1 service fees – Class A Shares	3,457,037	715,083	1,049
12b-1 distribution and service fees – Class C Shares	2,218,073	418,324	435
12b-1 distribution and service fees – Class C2 Shares	4,834,274	158,700	—
Shareholder servicing agent fees	1,979,113	512,659	1,579
Interest expense	3,129,625	491,252	551
Custodian fees	534,448	200,028	12,413
Trustees fees	138,139	40,836	243
Professional fees	620,800	87,489	24,301
Shareholder reporting expenses	281,949	80,480	2,959
Federal and state registration fees	260,471	114,326	9,921
Other	76,362	27,329	2,430
Total expenses before fee waiver/expense reimbursement	43,902,755	10,495,729	98,100
Fee waiver/expense reimbursement	—	—	(43,010)
Net expenses	43,902,755	10,495,729	55,090
Net investment income (loss)	303,776,506	52,256,911	238,753
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,565,705	(6,967,255)	(17,932)
Swaps	(60,611,326)	(6,078,115)	(1,516)
Change in net unrealized appreciation (depreciation) of:
Investments	(101,677,874)	(8,731,168)	29,261
Swaps	52,248,092	2,358,015	(14,387)
Net realized and unrealized gain (loss)	(100,475,403)	(19,418,523)	(4,574)
Net increase (decrease) in net assets from operations	$203,301,103	$32,838,388	$234,179

See accompanying notes to financial statements.

Nuveen Investments	185

Statement of

Changes in Net Assets	(Unaudited)

	High Yield		Short Duration High Yield
	Six Months Ended 10/31/15	Year Ended 4/30/15	Six Months Ended 10/31/15	Year Ended 4/30/15
Operations
Net investment income (loss)	$303,776,506	$570,059,129	$52,256,911	$79,369,764
Net realized gain (loss) from:
Investments	9,565,705	109,905,985	(6,967,255)	(1,194,382)
Swaps	(60,611,326)	(3,848,028)	(6,078,115)	(2,329,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(101,677,874)	362,059,754	(8,731,168)	55,786,726
Swaps	52,248,092	(89,538,429)	2,358,015	(4,870,284)
Net increase (decrease) in net assets from operations	203,301,103	948,638,411	32,838,388	126,762,824
Distributions to Shareholders
From net investment income:
Class A Shares	(93,549,945)	(185,392,744)	(11,848,504)	(17,679,467)
Class C Shares	(10,208,531)	(11,354,585)	(1,038,961)	(1,263,603)
Class C2 Shares	(31,357,809)	(70,967,522)	(589,744)	(1,312,961)
Class I Shares	(152,773,079)	(294,613,250)	(37,214,308)	(59,363,091)
Decrease in net assets from distributions to shareholders	(287,889,364)	(562,328,101)	(50,691,517)	(79,619,122)
Fund Share Transactions
Proceeds from sale of shares	2,208,881,303	5,789,063,871	610,142,902	2,342,530,221
Proceeds from shares issued to shareholders due to reinvestment of distributions	211,784,732	405,761,729	35,235,103	58,536,874
	2,420,666,035	6,194,825,600	645,378,005	2,401,067,095
Cost of shares redeemed	(2,334,992,930)	(4,036,395,433)	(504,820,340)	(728,338,372)
Net increase (decrease) in net assets from Fund share transactions	85,673,105	2,158,430,167	140,557,665	1,672,728,723
Net increase (decrease) in net assets	1,084,844	2,544,740,477	122,704,536	1,719,872,425
Net assets at the beginning of period	10,971,132,888	8,426,392,411	2,931,115,608	1,211,243,183
Net assets at the end of period	$10,972,217,732	$10,971,132,888	$3,053,820,144	$2,931,115,608
Undistributed (Over-distribution of) net investment income at the end of period	$32,464,900	$16,577,758	$3,978,926	$2,413,532

See accompanying notes to financial statements.

186	Nuveen Investments

	Strategic Municipal Opportunities
	Six Months Ended 10/31/15	Period 12/16/14 (commencement of operations) through 4/30/15
Operations
Net investment income (loss)	$238,753	$128,228
Net realized gain (loss) from:
Investments	(17,932)	(7,296)
Swaps	(1,516)	—
Change in net unrealized appreciation (depreciation) of:
Investments	29,261	19,246
Swaps	(14,387)	—
Net increase (decrease) in net assets from operations	234,179	140,178
Distributions to Shareholders
From net investment income:
Class A Shares	(13,087)	(2,406)
Class C Shares	(726)	(307)
Class C2 Shares	—	—
Class I Shares	(185,210)	(87,908)
Decrease in net assets from distributions to shareholders	(199,023)	(90,621)
Fund Share Transactions
Proceeds from sale of shares	2,237,945	13,946,702
Proceeds from shares issued to shareholders due to reinvestment of distributions	64,322	23,103
	2,302,267	13,969,805
Cost of shares redeemed	(914,024)	(129,354)
Net increase (decrease) in net assets from Fund share transactions	1,388,243	13,840,451
Net increase (decrease) in net assets	1,423,399	13,890,008
Net assets at the beginning of period	13,890,008	—
Net assets at the end of period	$15,313,407	$13,890,008
Undistributed (Over-distribution of) net investment income at the end of period	$77,561	$37,831

See accompanying notes to financial statements.

Nuveen Investments	187

Financial

Highlights (Unaudited)

High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/99)
2016(h)	$17.16	$0.49	$(0.16)	$0.33	$(0.46)	$—	$(0.46)	$17.03
2015	16.45	0.96	0.70	1.66	(0.95)	—	(0.95)	17.16
2014	17.41	1.00	(0.97)	0.03	(0.99)	—	(0.99)	16.45
2013	16.17	1.02	1.23	2.25	(1.01)	—	(1.01)	17.41
2012	14.22	1.09	1.92	3.01	(1.06)	—	(1.06)	16.17
2011	15.53	1.08	(1.33)	(0.25)	(1.06)	—	(1.06)	14.22
Class C (2/14)
2016(h)	17.14	0.42	(0.16)	0.26	(0.39)	—	(0.39)	17.01
2015	16.43	0.82	0.71	1.53	(0.82)	—	(0.82)	17.14
2014(f)	15.91	0.10	0.61	0.71	(0.19)	—	(0.19)	16.43
Class C2 (6/99)(g)
2016(h)	17.15	0.44	(0.16)	0.28	(0.41)	—	(0.41)	17.02
2015	16.43	0.87	0.71	1.58	(0.86)	—	(0.86)	17.15
2014	17.39	0.92	(0.98)	(0.06)	(0.90)	—	(0.90)	16.43
2013	16.16	0.93	1.22	2.15	(0.92)	—	(0.92)	17.39
2012	14.21	1.01	1.93	2.94	(0.99)	—	(0.99)	16.16
2011	15.51	0.99	(1.32)	(0.33)	(0.97)	—	(0.97)	14.21
Class I (6/99)
2016(h)	17.16	0.50	(0.15)	0.35	(0.48)	—	(0.48)	17.03
2015	16.45	1.00	0.70	1.70	(0.99)	—	(0.99)	17.16
2014	17.41	1.03	(0.97)	0.06	(1.02)	—	(1.02)	16.45
2013	16.17	1.06	1.22	2.28	(1.04)	—	(1.04)	17.41
2012	14.22	1.12	1.92	3.04	(1.09)	—	(1.09)	16.17
2011	15.52	1.10	(1.31)	(0.21)	(1.09)	—	(1.09)	14.22

188	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.98%	$3,622,474	0.83	%*	0.77	%*	5.71	%*	12%
10.29	3,569,746	0.83		0.78		5.63		15
0.56	3,017,069	0.85		0.79		6.29		30
14.24	3,162,448	0.85		0.82		6.01		13
21.93	2,382,456	0.85		0.83		7.18		16
(1.78)	1,700,469	0.88		0.85		7.12		31

1.57	492,345	1.63	*	1.57	*	4.90	*	12
9.42	402,338	1.63		1.58		4.81		15
4.45	73,770	1.60	*	1.54	*	4.84	*	30

1.63	1,259,738	1.38	*	1.32	*	5.18	*	12
9.75	1,345,260	1.38		1.33		5.11		15
(0.01)	1,420,874	1.41		1.35		5.76		30
13.57	1,780,581	1.40		1.37		5.46		13
21.31	1,376,916	1.40		1.38		6.64		16
(2.33)	1,059,268	1.43		1.40		6.59		31

2.08	5,597,661	0.63	*	0.57	*	5.91	*	12
10.50	5,653,789	0.63		0.58		5.85		15
0.75	3,905,060	0.65		0.59		6.48		30
14.44	4,426,124	0.65		0.62		6.20		13
22.17	2,665,906	0.65		0.63		7.38		16
(1.52)	1,711,647	0.68		0.65		7.32		31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(d)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense and fees paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Expense to Average Net Assets
Year Ended April 30:
2016(h)	0.04	%*
2015	0.04
2014	0.05
2013	0.01
2012	0.01
2011	0.01

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the six months ended October 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	189

Financial Highlights (Unaudited) (continued)

Short Duration High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/13)
2016(j)	$10.16	$0.17	$(0.07)	$0.10	$(0.17)	$—	$(0.17)	$10.09
2015	9.89	0.35	0.28	0.63	(0.36)	—	(0.36)	10.16
2014	10.12	0.37	(0.27)	0.10	(0.33)	—	(0.33)	9.89
2013(f)	10.00	0.05	0.12	0.17	(0.05)	—	(0.05)	10.12
Class C (2/14)
2016(j)	10.15	0.13	(0.07)	0.06	(0.13)	—	(0.13)	10.08
2015	9.88	0.27	0.28	0.55	(0.28)	—	(0.28)	10.15
2014(h)	9.71	0.06	0.17	0.23	(0.06)	—	(0.06)	9.88
Class C2 (2/13)(i)
2016(j)	10.16	0.14	(0.07)	0.07	(0.14)	—	(0.14)	10.09
2015	9.89	0.30	0.27	0.57	(0.30)	—	(0.30)	10.16
2014	10.12	0.33	(0.29)	0.04	(0.27)	—	(0.27)	9.89
2013(f)	10.00	0.04	0.12	0.16	(0.04)	—	(0.04)	10.12
Class I (2/13)
2016(j)	10.16	0.18	(0.06)	0.12	(0.18)	—	(0.18)	10.10
2015	9.89	0.37	0.28	0.65	(0.38)	—	(0.38)	10.16
2014	10.12	0.40	(0.29)	0.11	(0.34)	—	(0.34)	9.89
2013(f)	10.00	0.05	0.13	0.18	(0.06)	—	(0.06)	10.12

190	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest (d)(e)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest (d)(e)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

0.98%	$756,045	0.82	%*	0.79	%*	3.40	%*	0.82	%*	0.79	%*	3.40	%*	20%
6.42	661,919	0.80		0.79		3.49		0.80		0.79		3.49		17
1.06	354,642	0.86		0.86		3.80		0.82		0.82		3.84		28
1.72	66,924	1.35	*	1.35	*	1.76	*	0.82	*	0.82	*	2.30	*	0	**

0.56	91,377	1.62	*	1.59	*	2.60	*	1.62	*	1.59	*	2.60	*	20
5.59	75,833	1.60		1.59		2.64		1.60		1.59		2.64		17
2.35	11,279	1.62	*	1.62	*	3.29	*	1.62	*	1.62	*	3.29	*	28

0.71	41,147	1.37	*	1.34	*	2.86	*	1.37	*	1.34	*	2.86	*	20
5.85	42,974	1.35		1.34		2.99		1.35		1.34		2.99		17
0.50	43,627	1.41		1.41		3.32		1.37		1.37		3.37		28
1.63	4,844	2.20	*	2.20	*	1.07	*	1.37	*	1.37	*	1.90	*	0	**

1.17	2,165,252	0.62	*	0.59	*	3.60	*	0.62	*	0.59	*	3.60	*	20
6.61	2,150,389	0.60		0.59		3.69		0.60		0.59		3.69		17
1.24	801,695	0.66		0.66		4.07		0.62		0.62		4.12		28
1.75	71,017	1.43	*	1.43	*	1.49	*	0.62	*	0.62	*	2.30	*	0	**
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense and fees paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Expense to Average Net Assets
Year Ended April 30:
2016(j)	0.03	%*
2015	0.01
2014	—
2013(f)	—

(f)	For the period February 1, 2013 (commencement of operations) through April 30, 2013.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(i)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(j)	For the six months ended October 31, 2015.
*	Annualized.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	191

Financial Highlights (Unaudited) (continued)

Strategic Municipal Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/14)
2016(g)	$10.07	$0.15	$(0.01)	$0.14	$(0.13)	$—	$(0.13)	$10.08
2015(e)	10.00	0.10	0.03	0.13	(0.06)	—	$(0.06)	$10.07
Class C (12/14)
2016(g)	10.06	0.11	(0.01)	0.10	(0.08)	—	(0.08)	10.08
2015(e)	10.00	0.06	0.04	0.10	(0.04)	—	(0.04)	10.06
Class I (12/14)
2016(g)	10.08	0.16	(0.01)	0.15	(0.14)	—	(0.14)	10.09
2015(e)	10.00	0.10	0.05	0.15	(0.07)	—	(0.07)	10.08

192	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

1.36%	$1,041	1.49	%*	1.49	%*	2.41	%*	0.91	%*	0.91	%*	2.99	%*	40%
1.33	608	1.55	*	1.55	*	2.08	*	0.92	*	0.92	*	2.70	*	12

1.04	150	2.30	*	2.30	%*	1.61	*	1.71	*	1.71	%*	2.20	*	40
1.02	84	2.36	*	2.36	*	1.02	*	1.72	*	1.72	*	1.67	*	12

1.45	14,123	1.29	*	1.29	%*	2.64	*	0.71	*	0.71	%*	3.21	*	40
1.47	13,198	1.38	*	1.38	*	2.03	*	0.72	*	0.72	*	2.69	*	12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	For the period December 16, 2014 (commencement of operations) through April 30, 2015.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended October 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	193

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Municipal Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”), Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) and Nuveen Strategic Municipal Opportunities Fund (“Strategic Municipal Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The end of the reporting period for the Funds is October 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended October 31, 2015, (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

High Yield and Short Duration High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with each Fund’s primary objective.

Under normal market conditions, each Fund invests at least 80% of the sum its net assets and the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Under normal market conditions, each Fund invests at least 65% of its net assets in low- to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase each Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. The Funds will only invest in inverse floating rate securities whose underlying bonds are rated A or higher. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

High Yield is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. The Fund invests significantly in lower-quality long-term municipal bonds and may employ effective leverage through investments in inverse floaters. The Fund may invest in inverse floating rate securities that create effective leverage of up to 30% of the Fund’s total investment exposure. Short Duration High Yield, under normal market conditions, will generally maintain an investment portfolio with a weighted average effective duration of less than 4.5 years. The Fund invests significantly in lower-quality municipal bonds and may employ effective leverage through investments in inverse floaters. The Fund may invest in inverse floaters that create effective leverage of up to 15% of the Fund’s total investment exposure.

Strategic Municipal Opportunities’ investment object is to seek total return through income exempt from regular federal income taxes and capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund may invest in bonds of any maturity. Under normal market conditions, the Fund expects to maintain a weighted average portfolio duration of no more than 15 years. Duration measures a bond’s

194	Nuveen Investments

expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity. The Fund may invest in municipal bonds of any credit quality, and may invest without limitation in securities rated below investment grade or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Fund may invest up to 20% of its net assets in taxable debt obligations, including taxable municipal bonds and U.S. Treasury securities. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. The Fund may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. The Fund will only invest in inverse floating rate securities whose underlying bonds are rated A or higher. The Fund may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in the types of securities in which the Fund may invest directly.

Each Fund may utilize the following derivatives: futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps, and options on swap agreements. The Funds may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio. Short Duration may also use derivatives for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. Short Duration’s use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	High Yield	Short Duration High Yield
Outstanding when-issued/delayed delivery purchase commitments	$24,759,717	$3,649,292

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	195

Notes to Financial Statements (Unaudited) (continued)

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more for High Yield and Strategic Municipal Opportunities, and $250,000 or more for Short Duration High Yield are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares will be issued upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purposes of dividend reinvestment, but are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

196	Nuveen Investments

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Yield	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$10,917,012,764	$16,403,967	***	$10,933,416,731
Common Stocks	146,245,658	—	—		146,245,658
Corporate Bonds	—	3,150,000	4,110	***	3,154,110
Short-Term Investments*:
Municipal Bonds	—	—	17,222,059	***	17,222,059
Investments in Derivatives:
Credit Default Swaps**	—	846,496	—		846,496
Interest Rate Swaps**	—	(22,511,644)	—		(22,511,644)
Total	$146,245,658	$10,898,497,616	$33,630,136		$11,078,373,410

Short Duration High Yield
Long-Term Investments*:
Municipal Bonds	$—	$2,969,243,750	$—		$2,969,243,750
Common Stocks	541,467	—	—		541,467
Short-Term Investments*:
Municipal Bonds	—	6,927,670	11,777,181	***	18,704,851
Investments in Derivatives:
Interest Rate Swaps**	—	(3,471,971)	—		(3,471,971)
Total	$541,467	$2,972,699,449	$11,777,181		$2,985,018,097

Strategic Municipal Opportunities
Long-Term Investments*:
Municipal Bonds	$—	$14,845,721	$—		$14,845,721
Investments in Derivatives:
Credit Default Swaps	—	(14,387)	—		(14,387)
Total	$—	$14,831,334	$—		$14,831,334
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations,

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Notes to Financial Statements (Unaudited) (continued)

evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

198	Nuveen Investments

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Floating rate obligations: self-deposited Inverse Floaters	$347,237,000	$8,000,000	$200,000
Floating rate obligations: externally-deposited Inverse Floaters	2,388,683,000	42,750,000	—
Total	$2,735,920,000	$50,750,000	$200,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters were as follows:

Self-Deposited Inverse Floaters	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average floating rate obligations outstanding	$261,990,207	$6,826,087	$56,522
Average annual interest rate and fees	0.60%	0.59%	0.56%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, High Yield had outstanding borrowings under such liquidity facilities in the amount of $175,216,012, which are recognized as a component of “Floating rate obligations”. There were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$318,512,000	$—	$200,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	2,152,038,000	42,750,000	—
Total	$2,470,550,000	$42,750,000	$200,000

Nuveen Investments	199

Notes to Financial Statements (Unaudited) (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, High Yield and Short Duration High Yield continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield
Average notional amount of interest rate swap contracts outstanding*	$353,000,000	$213,600,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms

200	Nuveen Investments

of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, High Yield and Strategic Municipal Opportunities managed credit risk by investing in credit default swap contracts, purchasing credit protection.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	High Yield	Strategic Municipal Opportunities
Average notional amount of credit default swap contracts outstanding*	$88,738,333	$250,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield

Credit	Swaps (OTC)	Unrealized appreciation on credit default swaps*	$1,708,876	Unrealized depreciation on credit default swaps, net*	$(862,380)
Interest Rate	Swaps (OTC)	—	—	Unrealized depreciation on interest rate swaps	(22,511,644)
Total			$1,708,876		$(23,374,024)

Short Duration High Yield

Interest Rate	Swaps (OTC)	—	$—	Unrealized depreciation on interest rate swaps	$(1,959,295)
Interest Rate	Swaps (Exchange-Cleared)	—	—	Cash collateral at brokers and Payable for variation margin on swap contracts**	(1,512,676)
Total			$—		$(3,471,971)

Strategic Municipal Opportunities

Credit	Swaps (OTC)	—	$—	Unrealized depreciation on credit default swaps, net**	$(14,387)
*	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

Nuveen Investments	201

Notes to Financial Statements (Unaudited) (continued)

The following tables present the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Gross Amounts Not Offset on the Statement of Assets and Liabilities		Net Exposure
						Financial Instru ments****	Collateral Pledged to (from) Counterparty
High Yield
	Citigroup	$—	$(7,580,659)	$—	$(7,580,659)	$7,580,659	$—	$—
	JPMorgan	—	(14,589,592)	—	(14,589,592)	14,589,592	—	—
	Morgan Stanley	—	(341,393)	—	(341,393)	—	203,723	(137,670)
Total		$—	$(22,511,644)	$—	$(22,511,644)	$22,170,251	$203,723	$(137,670)
Short Duration High Yield
	JPMorgan	$—	$(1,186,367)	$—	$(1,186,367)	$—	$1,186,367	$—
	Morgan Stanley	—	(772,928)	—	(772,928)	—	772,928	—
Total		$—	$(1,959,295)	$—	$(1,959,295)	$—	$1,959,295	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
****	Represents inverse floating rate securities available for offset.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Gross Amounts Not Offset on the Statement of Assets and Liabilities
						Financial Instru ments****	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield
	Citigroup	$1,708,876	$—	$—	$1,708,876	$—	$—	$1,708,876
	Goldman Sachs	487,542	(1,349,922)	487,542	(862,380)	—	629,189	(233,191)
Total		$2,196,418	$(1,349,922)	$487,542	$846,496	$—	$629,189	$1,475,685
Strategic Municipal Opportunities
	Goldman Sachs	$—	$(14,387)	$—	$(14,387)	$—	$—	$(14,387)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Yield
	Credit	Swaps	$13,600	$(1,677,960)
	Interest rate	Swaps	(60,624,926)	53,926,052
Total			$(60,611,326)	$52,248,092
Short Duration High Yield	Interest rate	Swaps	$(6,078,115)	$2,358,015
Strategic Municipal Opportunities	Credit	Swaps	$(1,516)	$(14,387)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the

202	Nuveen Investments

custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal periods were as follows:

	Six Months Ended 10/31/15		Year Ended 4/30/15
High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	48,531,122	$822,336,415	101,928,218	$1,738,129,379
Class A – automatic conversion of Class B Shares	—	—	501,002	8,416,047
Class B – exchanges	—	—	180	3,021
Class C	7,087,540	120,031,821	19,732,970	336,308,369
Class C2	304,942	5,163,129	813,310	13,870,869
Class I	74,416,382	1,261,349,938	216,703,562	3,692,336,186
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,708,631	79,845,470	9,073,004	155,125,152
Class B	—	—	1,986	33,371
Class C	479,239	8,117,682	523,947	8,982,635
Class C2	1,441,296	24,419,954	3,172,043	54,153,708
Class I	5,861,774	99,401,626	10,951,786	187,466,863
	142,830,926	2,420,666,035	363,402,008	6,194,825,600
Shares redeemed:
Class A	(48,531,784)	(822,570,175)	(86,913,801)	(1,479,230,102)
Class B	—	—	(86,242)	(1,436,925)
Class B – automatic conversion to Class A Shares	—	—	(501,300)	(8,416,047)
Class C	(2,093,755)	(35,439,464)	(1,275,450)	(21,881,145)
Class C2	(6,168,787)	(104,465,468)	(11,990,796)	(204,509,895)
Class I	(81,002,899)	(1,372,517,823)	(135,627,993)	(2,320,921,319)
	(137,797,225)	(2,334,992,930)	(236,395,582)	(4,036,395,433)
Net increase (decrease)	5,033,701	$85,673,105	127,006,426	$2,158,430,167

	Six Months Ended 10/31/15		Year Ended 4/30/15
Short Duration High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,219,807	$173,319,165	51,756,071	$521,916,013
Class C	2,154,107	21,662,506	6,903,633	69,602,007
Class C2	109,389	1,102,774	481,650	4,862,656
Class I	41,106,332	414,058,457	173,156,200	1,746,149,545
Shares issued to shareholders due to reinvestment of distributions:
Class A	836,939	8,430,481	1,330,226	13,457,530
Class C	67,819	682,579	80,739	818,216
Class C2	42,353	426,701	93,303	943,401
Class I	2,549,954	25,695,342	4,274,720	43,317,727
	64,086,700	645,378,005	238,076,542	2,401,067,095
Shares redeemed:
Class A	(8,318,685)	(83,778,929)	(23,788,392)	(238,781,959)
Class C	(634,220)	(6,374,693)	(652,901)	(6,623,995)
Class C2	(305,630)	(3,076,092)	(756,501)	(7,654,026)
Class I	(40,871,279)	(411,590,626)	(46,892,202)	(475,278,392)
	(50,129,814)	(504,820,340)	(72,089,996)	(728,338,372)
Net increase (decrease)	13,956,886	$140,557,665	165,986,546	$1,672,728,723

Nuveen Investments	203

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 10/31/15		For the period 12/16/14 (commencement of operations) through 4/30/15
Strategic Municipal Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	89,291	$892,108	61,881	$626,070
Class C	6,474	65,300	8,374	84,082
Class I	127,703	1,280,537	1,318,983	13,236,550
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,243	12,457	205	2,065
Class C	30	307	10	96
Class I	5,139	51,558	2,071	20,942
	229,880	2,302,267	1,391,524	13,969,805
Shares redeemed:
Class A	(47,727)	(477,440)	(1,692)	(17,038)
Class C	—	—	—	—
Class I	(43,585)	(436,584)	(11,139)	(112,316)
	(91,312)	(914,024)	(12,831)	(129,354)
Net increase (decrease)	138,568	$1,388,243	1,378,693	$13,840,451

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$1,347,069,433	$705,046,724	$7,215,522
Sales and maturities	1,253,335,945	580,865,783	5,745,851

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Cost of investments	$10,155,801,719	$2,911,960,057	$14,590,365
Gross unrealized:
Appreciation	$1,035,630,284	$77,416,370	$176,951
Depreciation	(438,628,931)	(8,886,359)	(121,595)
Net unrealized appreciation (depreciation) of investments	$597,001,353	$68,530,011	$55,356

204	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, expiration of capital loss carryforwards, taxable market discount, paydowns, nondeductible stock insurance costs and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2015, the Funds’ last tax year end, as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Capital paid-in	$(410,967)	$(1,423)	$(224)
Undistributed (Over-distribution of) net investment income	(2,317,287)	(50,017)	224
Accumulated net realized gain (loss)	2,728,254	51,440	—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2015, the Funds’ last tax year end, were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Undistributed net tax-exempt income[1]	$17,761,870	$8,635,514	$66,307
Undistributed net ordinary income[2]	7,131,519	17,627	—
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2015 through April 30, 2015, and paid on May 1, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2015, was designated for purposes of the dividends paid deduction as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities[3]
Distributions from net tax-exempt income	$545,162,564	$74,358,992	$59,952
Distributions from net ordinary income[2]	7,708,625	94,613	—
Distributions from net long-term capital gains	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	For the period December 16, 2014 (commencement of operations) through April 30, 2015.

As of April 30, 2015, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Expiration:
April 30, 2016	$25,595,622	$—	$—
April 30, 2017	277,191,907	—	—
April 30, 2018	755,760,482	—	—
April 30, 2019	36,220,059	—	—
Not subject to expiration	184,442,168	5,892,005	7,296
Total	$1,279,210,238	$5,892,005	$7,296

As of April 30, 2015, the Funds’ last tax year end, $273,441 of High Yield’s capital loss carryforward expired.

During the Funds’ last tax year ended April 30, 2015, High Yield utilized $96,648,424 of its capital loss carryforward.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Short Duration High Yield
Post-October capital losses[4]	$1,861,799
Late-year ordinary losses[5]	—
[4]	Capital losses incurred from November 1, 2014 through April 30, 2015, the Fund’s last tax year end.
[5]	Ordinary losses incurred from January 1, 2015 through April 30, 2015 and specified losses incurred from November 1, 2014 through April 30, 2015.

Nuveen Investments	205

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
For the first $125 million	0.4000%	0.4000%	0.4000%
For the next $125 million	0.3875	0.3875	0.3875
For the next $250 million	0.3750	0.3750	0.3750
For the next $500 million	0.3625	0.3625	0.3625
For the next $1 billion	0.3500	0.3500	0.3500
For net assets over $2 billion	0.3250	0.3250	0.3250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2015, the complex-level fee for each Fund was 0.1639%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
High Yield	N/A	N/A
Short Duration High Yield	0.65%	September 30, 2016
Strategic Municipal Opportunities	0.75	August 31, 2017

N/A – Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

206	Nuveen Investments

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Sales charges collected	$4,319,562	$639,684	$1,014
Paid to financial intermediaries	3,857,976	620,518	793

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Commission advances	$2,461,786	$739,161	$653

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
12b-1 fees retained	$1,398,866	$273,042	$358

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
CDSC retained	$256,316	$53,427	$—

As of October 31, 2015, for Strategic Municipal Opportunities Nuveen owned 5,000 shares each of Class A and Class C, and 990,000 shares of Class I.

8. Borrowing Arrangements

High Yield and Short Duration High Yield each entered into a committed unsecured, 364-day line of credit (“Borrowings”) with their custodian bank to provide a source of liquidity to meet temporary demands of the Funds. On July 22, 2015, High Yield renewed its Borrowings with its custodian bank through July 31, 2015 at which time both High Yield and Short Duration High Yield terminated their Borrowings.

Each Fund’s maximum commitment amount under its Borrowings was as follows:

	High Yield	Short Duration High Yield
Maximum commitment amount	$1,405,000,000	$200,000,000

Interest incurred on each Fund’s Borrowings was calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. Each Fund also accrued a 0.15% per annum commitment fee on the unused portion of its Borrowings.

During July 2015, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Borrowings for High Yield and Short Duration High Yield described above. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Nuveen Investments	207

Notes to Financial Statements (Unaudited) (continued)

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

During the current reporting period, the average daily balance outstanding and average interest rate on each Fund’s Borrowings were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average daily balance outstanding	$74,565,217	$25,375,000	$—
Average interest rate	1.41%	1.41%	—%

9. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charges will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or wavier as specified in the Funds’ statement of additional information.

208	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	209

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

210	Nuveen Investments

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Short Duration Municipal Yield Index: An index that contains all bonds in the S&P Municipal Bond Index that mature between 1 month and 12 years, and maintains a 10% weighting to AA rated bonds, 10% to A rated bonds, 20% to BBB rated bonds and 60% to below investment grade and non-rated bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	211

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to a Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”) and Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration Fund”). Nuveen Strategic Municipal Opportunities Fund (the “Strategic Fund”) is new. The initial advisory agreement between the Adviser and the Strategic Fund and the initial sub-advisory agreement between the Adviser and the Sub-Adviser, on behalf of the Strategic Fund, were approved separately at a meeting of the Board of the Strategic Fund held on November 17-19, 2014 (the “November Meeting”). The discussion of the approval at the November Meeting for the Strategic Fund can be found in the annual report for the Strategic Fund for the period ended April 30, 2015. For the remainder of this discussion, which relates to the approval of the Advisory Agreements for the High Yield and Short Duration Fund, the term “Funds” will refer to the High Yield Fund and the Short Duration Fund.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements for the Funds. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important

212	Nuveen Investments

to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 for the High Yield Fund and for such shorter periods available for the Short Duration Fund, which did not exist for part of the foregoing time frame. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For the High Yield Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile for the one-, three-, and five-year periods and outperformed its benchmark in each of such periods. Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

214	Nuveen Investments

For the Short Duration Fund, the Board noted that, while the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund outperformed its benchmark in such period. The Board recognized that the Fund’s generally shorter duration positioning relative to peers was the primary contributor to its relative underperformance within its peer group. The Board, however, noted that the Fund’s unique high yield short duration mandate limited the Fund’s comparability to its peers. The Board also recognized the Fund’s positive absolute performance for the one-year period and that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that each Fund had a net management fee that was in line with its peer average and a net expense ratio that was below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional

Nuveen Investments	215

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included

216	Nuveen Investments

breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Short Duration Fund through the adoption of a temporary expense cap. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	217

Notes

218	Nuveen Investments

Notes

Nuveen Investments	219

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen
Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-HYM-1015D        12550-INV-B-12/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: January 7, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: January 7, 2016